UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21714

MML Series Investment Fund II
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA			01111
(Address of principal executive offices)			(Zip code)

Kevin M. McClintock
1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		413-788-8411

Date of fiscal year end:	12/31/2005

Date of reporting period:	12/31/2005

Item 1. Reports to Stockholders.

                (Annual Report for the period 1/1/05 through 12/31/05 is filed herewith)

MML Series Investment Fund II

Annual Report
for the year ended
December 31, 2005

MML Money Market Fund

MML Inflation-Protected Bond Fund

MML Managed Bond Fund

MML Blend Fund

MML Equity Fund

MML Enhanced Index Core Equity Fund

MML Small Cap Equity Fund

MML Small Company Opportunities Fund

INVEST

INSURE

RETIRE

Letter to Shareholders	1

Portfolio Manager Reports	3

Portfolio of Investments

MML Money Market Fund	28

MML Inflation-Protected Bond Fund	30

MML Managed Bond Fund	32

MML Blend Fund	40

MML Equity Fund	51

MML Enhanced Index Core Equity Fund	57

MML Small Cap Equity Fund	62

MML Small Company Opportunities Fund	64

Statement of Assets and Liabilities	66

Statement of Operations	68

Statement of Changes in Net Assets	70

Financial Highlights	74

Notes to Financial Statements	82

Report of Independent Registered Public Accounting Firm	104

Trustees and Officers (Unaudited)	105

Federal Tax Information (Unaudited)	108

Other Information (Unaudited)	109

This material must be preceded or accompanied by a current prospectus for the MML Series Investment Fund II. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

MML Series Investment Fund II – Letter to Shareholders

To Our Shareholders

Kevin McClintock

The beginning of the new year is an ideal time to assess your long-term financial goals with your financial representative and make sure you are positioned appropriately for the future. For 2006, there are both optimistic and cautionary factors on the horizon. MassMutual stands by its conviction that most investors are best served by attention to proper asset allocation and an investment strategy that concentrates on the long-term rather than focusing on the market's short-term movements.

A look back at an eventful year

The 12-month period ended December 31, 2005, was not without drama, as the human tragedy from December 2004's Indian Ocean tsunami spilled over into the new year. Elsewhere, October's devastating Pakistan earthquake and Hurricane Wilma (which followed Hurricanes Katrina and Rita), made investors more mindful than ever of the power of nature and the impact of current events on the markets.

On the economic front, the first three months of 2005 saw the broader U.S. stock averages struggle unsuccessfully against the headwinds of widespread expectations for slower economic growth, reduced corporate profits and rising inflation – especially in the form of resurgent crude oil prices. Foreign stocks substantially outperformed their U.S. counterparts in this environment, but bond prices struggled.

In the second quarter, U.S. stocks traded indecisively, as moderately positive news on the economy and corporate earnings was tempered by high crude oil prices, rising short-term interest rates and concerns about slowing economic growth. A strong U.S. dollar hampered foreign stocks. In the bond market, Treasuries outperformed other fixed-income asset classes.

Broad-based U.S. stock indexes advanced in the third quarter, as favorable second quarter earnings boosted the market in July. In the bond market, longer-maturity yields rose in July on better-than-expected economic performance, then backed off as soaring crude oil prices once again raised fears of a slowing economy. The Lehman Brothers® Aggregate Bond Index, a broad measure of the U.S. investment-grade fixed-income markets, closed the quarter with a return of -0.67%.*

Stocks made upward progress in the fourth quarter, boosting many broad-based stock indexes into positive territory for full-year 2005. The U.S. economy grew at a pace of 4.1% in the third quarter, lower than initial estimates, but still pleasantly surprising many observers. For the full year, the Dow Jones Industrial AverageSM (The Dow), a barometer of blue-chip activity, returned -0.61%, after losing ground in the final week of December. The technology-focused Nasdaq Composite® Index gained 1.37% for the 12-month period, trailing the S&P 500® Index, a measure of U.S. large-cap stock performance, which posted a 4.91% advance for the same period. The clear winner for the year, however, was the MSCI® EAFE® Index, a benchmark for foreign stocks that delivered an impressive 13.54% return.*

In the bond market during the fourth quarter, the yield curve continued to flatten – indicating a reduction in the disparity in yields between shorter- and longer-term fixed income investments – due to persistent upward pressure on short-term yields by the Federal Reserve's (Fed's) credit-tightening and the relatively flat movement of longer-term yields. For the full year, the Lehman Brothers Aggregate Bond Index advanced 2.43%.*

The Major Stories of 2005

Among the events affecting the financial markets during 2005, the sharp rise in energy prices qualifies as one of the most important. Crude oil prices, which began the year near the $40-per-barrel level, ended December around $60 a barrel, following a brief excursion north of $70 at the end of August. In pure percentage terms, the advance in natural gas was even greater. Despite this, many Americans

*  Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

MML Series Investment Fund II – Letter to Shareholders (Continued)

felt the energy squeeze most acutely in the rising cost of unleaded gasoline – whose average per-gallon price increased during the year from around $1.75 to $2.20. Fears that higher energy costs might hamper consumer spending turned out to be unfounded, however. From the Friday after Thanksgiving through December 24, U.S. consumers spent 8.7% more in 2005 than in the previous year.

Rising short-term interest rates were another important trend in 2005. The Fed boosted the federal funds rate by 0.25% a total of eight times during the year – for a total of 2.0%. Rising interest rates mean higher costs for various types of consumer and business loans. One area of particular concern is home mortgages, along with home equity loans and lines of credit, which have helped finance a significant portion of consumer spending during the past few years. Many experts are concerned about what will happen to consumer spending if housing prices decelerate significantly. Indeed, two news items spoke to real estate's immediate prospects near the end of December, when the Mortgage Bankers Association reported that U.S. mortgage applications fell to more than a three-and-a-half-year low – while the National Association of Realtors reported that inventories of existing homes for sale rose to their highest level in more than 19 years.

Outlook

As we proceed into 2006, the positive factors include an economy that continues to grow more than expected, rebounding consumer confidence, muted inflation and interest rates that are still low by historical standards. Add in currently strong corporate balance sheets, forecasts for double-digit earnings growth in 2006 and moderate valuations, and it's possible to see why many investors may be bullish. Conversely, cautionary factors include the possibility that consumer spending will weaken as home refinancing opportunities dry up, a historically challenging phase of the four-year presidential cycle and a market that has slowed its advance somewhat in the third year of this bull market. That said, we believe that most investors are best served by attention to proper asset allocation and an investment strategy that concentrates on the long-term rather than focusing on the market's short-term movements. Of course, past performance is no guarantee of future results.

The beginning of the new year is an ideal time to assess your long-term financial strategy. An annual check-up with your financial representative can help ensure that you have positioned yourself to reach your long-term financial goals and provide for your legacy.

Kevin McClintock
President

The information provided is the opinion of MassMutual as of 1/1/2006 and is subject to change without notice. It is not to be construed as tax, legal or investment advice.

MML Money Market Fund – Portfolio Manager Report

What is the investment objective of the MML Money Market Fund?
   This Fund seeks to achieve high current income, the preservation of capital, and liquidity. These objectives are of equal importance. The Fund invests primarily in high-quality debt instruments that have a remaining maturity of no more than 397 days.

How did the Fund perform during the 12 months ended December 31, 2005?
   The Fund's shares returned 2.66%, in line with the 2.66% return of the Lipper Taxable Money Market Fund Index, an unmanaged index of taxable money market mutual funds.

What was the investment background during the period?
   In the face of higher commodity prices and the Federal Reserve (Fed) actively raising short-term interest rates, the fixed-income markets suffered during the first quarter. Yields on two and three-year Treasuries rose by approximately 0.70%, creating a corresponding drop in prices. Turning to the second quarter, the bond market proved resilient in the face of considerable volatility and the actions of the Fed and the major ratings agencies. During the period, the Lehman Brothers® Aggregate Bond Index advanced 3.01% – a favorable result compared to equity market performance, as measured by the S&P 500 Index, which gained 1.37%. In terms of excess return above Treasuries, mortgage and asset-backed securities offered the most reward during the quarter, while corporate bonds lagged all components of the bond market.

The bond market lost ground during the third quarter, but failed to be more seriously undercut in the face of two devastating hurricanes, surging oil prices, declining consumer confidence and continued short-term interest rate hikes. For the quarter, the Lehman Brothers Aggregate Bond Index returned -0.68%, versus a 3.60% return for the S&P 500 Index. Yields trended upward across the Treasury spectrum during the third quarter, but not enough to satisfy bond investor appetites. Consequently, despite the Fed's two tightening moves during the period, investors moved elsewhere for yield advantage and spread sectors were the beneficiary. The Lehman Brothers Aggregate Bond Index returned a mere 0.59% during the fourth quarter – and 2.43% for the full year. This was the lowest annual return for the Lehman Brothers Aggregate Bond Index since 1999, and the third-lowest return in 20 years. However, because 2005 was also a year during which the Fed moved the federal funds target rate from 2.25% to 4.25%, the performance of the Lehman Brothers Aggregate Bond Index indicates the resiliency of the fixed-income market.

What factors contributed to the Fund's performance?
   Rising prices, most notably oil, weighed on both the equity and fixed-income markets in the first quarter. The Consumer Price Index rose 0.4% in February, contributing to higher interest rates. Negative earnings news from General Motors Corp. (GM) was another major story, as it put a dent in the confidence of the market. In the second quarter, the Fed, as widely anticipated, increased the federal funds rate twice, although long-term interest rates actually declined during the period. The major ratings agencies, meanwhile, dealt a potentially crushing blow to the automotive sector of the corporate bond market by downgrading the corporate debt of both GM and Ford Motor Co. (Ford). The move flooded approximately $85 billion of additional debt into the high-yield market, touching off a sell-off in the companies' bonds. This also caused corporate bonds in general to drop in price.

The main story line during the third quarter was a humanitarian, rather than a financial one, as the one-two punch of hurricanes Katrina and Rita ripped through the Gulf Coast, displacing thousands and causing severe human suffering and structural damage. In the wake of this devastation, evidence of rising inflation, fears of government overspending to rebuild areas hit by the hurricanes and further spikes in already high energy prices sent jitters through consumers and raised risk factors for bond investors.

Finally, investment-grade corporate bonds and mortgages posted lackluster returns during the fourth quarter; both underperformed Treasuries. The former were negatively impacted by the rapidly deteriorating fortunes of GM and Ford, two of the largest issuers of corporate debt. From a more

MML Money Market Fund – Portfolio Manager Report (Continued)

technical perspective, corporate bond investors have become increasingly concerned about the dramatic increase in private equity/LBO (leveraged buy-out) activity as well as the large amounts of cash on the balance sheets of corporate America. Their concern over these two issues stems from a fear that equity investors will benefit to the detriment of their fixed-income counterparts. For much of the year, the large government-sponsored entities were net sellers of mortgages, a technical negative for the mortgage sector.

What is your outlook?
  2005 could become known as "the calm before the storm" – and events during the year have left investors with an unusually large number of unanswered questions. After more than 18 years at the helm of the Fed, Alan Greenspan will hand the reins over to Ben Bernacke on February 1, 2006. Market participants await clues on how monetary policy will differ under this new leadership and, more specifically, whether we are approaching the end of the current Fed tightening cycle.

MML Money Market Fund – Portfolio Manager Report (Continued)

MML Money Market Fund

Asset Allocation

(% of Net Assets) on 12/31/05

Commercial Paper	89.3%
Other Short-Term Debt	12.1%
Other Assets and Liabilities	(1.4)%
100.0%

Growth of a $10,000 Investment

Hypothetical Investments in MML Money Market Fund and the Lipper Taxable Money Market Fund Index.

MML Series Investment Fund II
Total Return

	One Year 1/1/05 - 12/31/05	Five Year Average Annual 1/1/01 - 12/31/05	Ten Year Average Annual 1/1/96 - 12/31/05
MML Money Market Fund	2.66%	1.80%	3.50%
Lipper Taxable Money Market Fund Index	2.66%	1.83%	3.49%

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Taxable Money Market Fund Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges. An investment in the MML Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

MML Inflation-Protected Bond Fund – Portfolio Manager Report

What is the investment objective of the MassMutual Inflation-Protected Bond Fund?
   This Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. The Fund normally invests:

•  at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations; and

•  up to 20% of its assets in non-inflation-indexed U.S. securities or non-U.S. securities.

How did the Fund perform during the 12 months ended December 31, 2005?
  The Fund's shares returned 1.61%, trailing the 2.84% return for the Lehman U.S. Treasury Inflation Note Index, an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds.

How do inflation-indexed bonds protect against inflation?
  Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a fixed coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index (CPI) – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3% and a security with a par value of $1,000 and a coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The interest payment would be calculated by multiplying $1,030 by 1.75% instead of using the original $1,000 par value to calculate the amount of interest.

What was the investment background during the period?
  In the face of higher commodity prices and the Federal Reserve (Fed) actively raising short-term interest rates, the fixed-income markets declined during the first quarter. The yield on the three-year Treasury rose 0.70% over the period, while the yield on the 10-year note rose only 0.26%. The long bond (30-year) declined by 0.07% in yield terms. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa. Turning to the second quarter, the bond market proved resilient in the face of considerable volatility and the actions of the Fed and the major ratings agencies. In terms of excess return above Treasuries, mortgage- and asset-backed securities offered the most reward during the quarter, while corporate bonds lagged all components of the bond market.

During the third quarter, the bond market lost ground, but failed to be more seriously undercut in the face of two devastating hurricanes, surging oil prices, declining consumer confidence and continued short-term interest rate hikes. With respect to excess return over Treasuries, corporates outperformed mortgages and asset-backed securities. Additionally, high-yield bonds and emerging market debt continued to record positive gains, returning 0.93% and 4.20%, respectively.

The Lehman Brothers® Aggregate Bond Index, an unmanaged index of fixed rate investment-grade securities with at least one year to maturity, returned a mere 0.59% during the fourth quarter – and 2.43% for the full year. This was the lowest annual return for the Lehman Brothers Aggregate Bond Index since 1999, and the third-lowest return in 20 years. However, because 2005 was also a year during which the Fed moved the federal funds target rate from 2.25% to 4.25%, the performance of the Lehman Brothers Aggregate Bond Index indicates the resiliency of the fixed-income market.

What factors contributed to the Fund's performance?
  Rising prices, most notably oil, weighed on both the equity and fixed-income markets in the first quarter. The CPI rose 0.4% in February, which contributed to higher rates. Not surprisingly, Treasury Inflation-Protected Securities (TIPS) continued to perform well in this environment. Although impacted by higher interest rates, TIPS slightly outperformed nominal Treasuries (-0.33% versus -0.42%) as the breakeven inflation rates (the rates of inflation that need to prevail for TIPS to break even to nominal Treasuries) increased marginally. Increasing breakeven rates result in TIPS outperforming nominal Treasuries.

MML Inflation-Protected Bond Fund – Portfolio Manager Report (Continued)

In the second quarter, the Fed, as widely anticipated, increased the federal funds rate twice. The major ratings agencies, meanwhile, downgraded the corporate debt of both General Motors Corp. and Ford Motor Co. The move flooded approximately $85 billion of additional debt into the high-yield market, touching off a sell-off in the companies' bonds. This also caused corporate bonds in general to drop in price.

The Fund modestly underperformed its benchmark, the Lehman U.S. Treasury Inflation Note Index, during the third quarter but outperformed nominal Treasuries. The Fund's underperformance resulted from its slight underweighting relative to the benchmark in shorter-maturity TIPS, which outperformed longer-maturity issues. Similarly, the Fund underperformed the Lehman U.S. Treasury Inflation Note Index during the fourth quarter. TIPS generally underperformed in 2005, with the breakeven inflation rate falling over the course of the year.

What is your outlook?
  2005 could become known as "the calm before the storm" – and events during the year have left investors with an unusually large number of unanswered questions. After more than 18 years at the helm of the Fed, Alan Greenspan will hand the reins over to Ben Bernanke on February 1, 2006. Market participants await clues on how monetary policy will differ under this new leadership and, more specifically, whether we are approaching the end of the current Fed tightening cycle.

MML Inflation-Protected Bond Fund – Portfolio Manager Report (Continued)

MML Treasury-Inflation

Protected Bond Fund

Quality Structure

(% of Net Assets) on 12/31/05

U.S. Governments, Aaa/AAA	80.0%
Aa/AA	11.7%
A	6.3%
Short-Term Investments and Other Assets and Liabilities	2.0%
100.0%

Growth of a $10,000 Investment

Hypothetical Investments in MML Inflation-Protected Bond Fund and the U.S. Treasury Inflation Note Index.

MML Series Investment Fund II
Total Return

	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 8/30/02 - 12/31/05
MML Inflation-Protected Bond Fund	1.61%	5.40%
Lehman U.S. Treasury Inflation Note Index	2.84%	6.88%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman U.S. Treasury Inflation Note Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges.

MML Managed Bond Fund – Portfolio Manager Report

What is the investment objective of the MML Managed Bond Fund?
  This Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by normally investing at least 80% of its assets in investment-grade fixed income debt securities.

How did the Fund perform during the 12 months ended December 31, 2005?
  The Fund's shares returned 2.34%, moderately underperforming the 2.43% return of the Lehman Brothers® Aggregate Bond Index, an unmanaged index of fixed rate investment-grade securities with at least one year to maturity, combining the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index.

What was the investment background during the period?
  In the face of higher commodity prices and the Federal Reserve (Fed) actively raising short-term interest rates, the fixed-income markets declined during the first quarter. Turning to the second quarter, the bond market proved resilient in the face of considerable volatility and the actions of the Fed and the major ratings agencies. In terms of excess return above Treasuries, mortgage- and asset-backed securities offered the most reward during the period, while corporate bonds lagged all components of the bond market.

During the third quarter, the bond market lost ground, but avoided being more seriously undercut in the face of two devastating hurricanes, surging oil prices, declining consumer confidence and continued short-term interest rate hikes. With respect to excess return over Treasuries, corporates outperformed mortgages and asset-backed securities. Additionally, high-yield bonds and emerging market debt continued to record positive gains, returning 0.93% and 4.20%, respectively.

The Lehman Brothers Aggregate Bond Index returned 0.59% during the fourth quarter – and 2.43% for the full year. This was the lowest annual return for the Lehman Brothers Aggregate Bond Index since 1999, and the third-lowest return in 20 years. However, because 2005 was also a year during which the Fed moved the federal funds target rate from 2.25% to 4.25%, the performance of the Lehman Brothers Aggregate Bond Index indicates the resiliency of the fixed-income market. Particularly impressive was the performance of the long end of the yield curve. The 20+ Year Treasury Index posted a total return of 8.57% for the year, and this was achieved amid a flattening yield curve environment.

What factors contributed to the Fund's performance?
  Rising prices, most notably oil, weighed on both the equity and fixed-income markets in the first quarter. The Consumer Price Index rose 0.4% in February, which contributed to higher interest rates. Negative earnings news from General Motors Corp. (GM) was another major story. In the second quarter, the Fed increased the federal funds rate twice, while long-term interest rates actually declined. The major ratings agencies, meanwhile, dealt a potentially crushing blow to the automotive sector of the corporate bond market during the second quarter, downgrading the corporate debt of both GM and Ford Motor Co. (Ford). The move flooded approximately $85 billion of additional debt into the high-yield market, touching off a sell-off in the companies' bonds. This also caused corporate bonds in general to drop in price.

The main story line during the third quarter was a humanitarian, rather than a financial one, as the one-two punch of hurricanes Katrina and Rita ripped through the Gulf Coast, causing widespread devastation. Subsequently, evidence of rising inflation, fears of government overspending to rebuild areas hit by the hurricanes and further spikes in already high energy prices sent jitters through consumers and raised risk factors for bond investors. The Fund benefited during the period from overweighing credit assets, particularly high-yield bonds, and from an underweight position in the lagging mortgages sector. Exposure to auto manufacturers and related companies in the corporate sector were a modest drag on returns. Finally, investment-grade corporate bonds and mortgages posted lackluster returns during the fourth quarter; both underperformed Treasuries. The former were negatively impacted by the rapidly deteriorating fortunes of GM and Ford, two of the largest issuers of corporate debt. From a more technical perspective, corporate bond investors have become

MML Managed Bond Fund – Portfolio Manager Report (Continued)

increasingly concerned about the dramatic increase in private equity/LBO (leveraged buy-out) activity as well as the large amounts of cash on the balance sheets of corporate America – fearing these two factors will benefit equity investors to the detriment of their fixed-income counterparts. For much of the year, the large government-sponsored entities were net sellers of mortgages, a technical negative for the mortgage sector. During the fourth quarter, the Fund benefited from a reduced exposure to long-maturity corporate bonds. The Fund was positioned instead with corporate credit risk in the short- and intermediate-maturity components. Also contributing to results was the Fund's continued underweight position in the mortgage sector.

What is your outlook?
  In the face of uncertainty, we believe a few themes remain prudent for fixed-income portfolios heading into 2006. First, we believe it makes sense to have a positive convexity – the measurement of sensitivity of the market price of an interest-bearing bond to changes in interest rate levels – versus the Lehman Brothers Aggregate Bond Index and to take advantage of higher implied and realized volatility. Second, we feel it is wise to concentrate corporate bond exposure on the short end of the yield curve. Credit risk at the short end offers more comfort level at this point in the credit cycle – and breakevens relative to Treasuries offer the most potential for favorable risk-adjusted returns.

MML Managed Bond Fund – Portfolio Manager Report (Continued)

MML Managed Bond Fund

Quality Structure

(% of Net Assets) on 12/31/05

U.S. Governments, Aaa/AAA	54.8%
Aa/AA	2.0%
A	10.8%
Baa/BBB	21.7%
Ba/BB	5.8%
B	0.1%
Short-Term Investments and Other Assets and Liabilities	4.8%
100.0%

Growth of a $10,000 Investment

Hypothetical Investments in MML Managed Bond Fund and the Lehman Brothers Aggregate Bond Index.

MML Series Investment Fund II
Total Return

	One Year 1/1/05 - 12/31/05	Five Year Average Annual 1/1/01 - 12/31/05	Ten Year Average Annual 1/1/96 - 12/31/05
MML Managed Bond Fund	2.34%	5.72%	5.87%
Lehman Brothers Aggregate Bond Index	2.43%	5.87%	6.17%

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Aggregate Bond Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges.

MML Blend Fund – Portfolio Manager Report

What is the investment objective of the MML Blend Fund?
  This Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital.

How did the Fund perform during the 12 months ended December 31, 2005?
  The Fund's shares returned 4.66% – trailing the 5.19% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. In addition, the Fund outpaced the 2.43% return of the Lehman Brothers® Aggregate Bond Index, an unmanaged index of fixed rate investment-grade securities with at least one year to maturity, combining the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index, but lagged the 4.91% advance of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of the larger capitalized U.S. companies.

What was the investment background during the period?
  After a negative start in the first quarter of 2005, U.S. equity markets rebounded somewhat in the second quarter and achieved modest gains, as encouraging economic data provided the foundation for the advance. These pluses were offset, however, by high energy prices and a slowdown in manufacturing. The Federal Reserve (Fed) also continued its tightening policy, raising the federal funds rate twice during the second quarter.

Domestic equity markets posted solid gains in the third quarter, despite a troubling mix of escalating oil prices, rising short-term interest rates and the devastating one-two punch of Hurricanes Katrina and Rita. Finally, after a precipitous decline in October, most stock markets in the U.S. rallied to post slight gains for the fourth quarter of 2005.

The year ended with nearly all economic indicators moving in a positive direction. A continuation of solid Gross Domestic Product (GDP) growth, coupled with a resumption in employment growth in the aftermath of the summer's hurricanes and an upsurge in consumer confidence, provided the underpinnings for a subdued year-end market rally. Furthermore, although the Fed raised the federal funds rate another 0.25% to 4.25% in December, the explanatory language included in the minutes of the Federal Open Market Committee meeting hinted at an end to interest rate hikes. This provided further support to stocks moving into 2006.

How did the Fund's stock segment of the portfolio perform?
  During the first quarter, the best contributions to overall results were realized in the health care, energy and consumer discretionary sectors. Conversely, information technology and consumer staples positions detracted from results. In the second quarter, materials stocks and consumer names detracted from results, whereas utility and energy companies added value.

The energy and oil services sectors were the best-performing market areas of the S&P 500 in the third quarter. Momentum and growth factors were the strongest during the third quarter, while price-to-normalized-earnings was a weak factor. This is likely due to the length of the current bull cycle and investor preference for growth as growth becomes harder to find.

Finally, of the factors the Fund tracks in the S&P 500 universe, the best performing during the fourth quarter was price-to-earnings divided by growth rate. This factor characterized the full market in the fourth quarter. While investors were paying attention to value, growth had begun to play an increasingly important role in stock returns. Interestingly, the market has not been as focused on the change in growth as it has been on the level of growth itself.

MML Blend Fund – Portfolio Manager Report (Continued)

How did the bond portfolio perform?
  In the first quarter, the portfolio's positive convexity – the measurement of sensitivity of the market price of an interest-bearing bond to changes in interest rate levels – versus the Lehman Brothers Aggregate Bond Index drove returns. The portfolio benefited from this convexity effect as interest rates moved higher during the second half of the quarter. Conversely, a down-in-quality bias within corporate bonds detracted from results. Also during the period, higher-quality credits outperformed lower-quality issues. In the second quarter, an overweight position in corporate bonds was generally a drag on performance. Overall, the Fund's underweight position in mortgage-backed securities detracted from results, as mortgages outperformed Treasuries and corporates – although the Fund's security selection in the mortgage universe was highly favorable.

The Fund benefited during the third quarter from an overweight position in credit assets, particularly high-yield bonds, and from having an underweight position in mortgages, which underperformed. Exposure to auto manufacturers and related companies in the corporate sector was a modest drag on returns, as Delphi's march toward bankruptcy took a heavy toll on the automotive sector. During the fourth quarter, the Fund benefited from a reduced exposure to long-maturity corporate bonds. The Fund was positioned instead with corporate credit risk in the short- and intermediate-maturity components. Also contributing to results was an underweight position in the mortgage sector.

What is your outlook?
  Our expectations for returns in the U.S. equity markets remain modest for 2006. We continue to believe consumer spending levels are vulnerable, and any weakness could be exacerbated by falling home prices in certain areas of the country. On the fixed income side, 2006 is shaping up to be a year of uncertainty. We do believe, however, that it makes sense to have a positive convexity versus the Lehman Brothers Aggregate Bond Index and to take advantage of higher implied and realized volatility. Finally, we feel it is wise to concentrate corporate bond exposure on the short end of the yield curve.

MML Blend Fund – Portfolio Manager Report (Continued)

MML Blend Fund

Asset Allocation

(% of Net Assets) on 12/31/05

Common Stocks	59.4%
Bonds	29.9%
Futures	0.0%
Short-Term Investments and Other Assets and Liabilities	10.7%
100.0%

MML Blend Fund

Largest Stock Holdings (12/31/05)

General Electric Co.
Exxon Mobil Corp.
Citigroup, Inc.
Pfizer, Inc.
International Business Machines Corp.
Microsoft Corp.
Bank of America Corp.
Altria Group, Inc.
Hewlett-Packard Co.
Merck & Co., Inc.

Growth of a $10,000 Investment

Hypothetical Investments in MML Blend Fund and the corresponding indices.

MML Series Investment Fund II
Total Return

	One Year 1/1/05 - 12/31/05	Five Year Average Annual 1/1/01 - 12/31/05	Ten Year Average Annual 1/1/96 - 12/31/05
MML Blend Fund	4.66%	2.40%	5.69%
Lehman Brothers Aggregate Bond Index	2.43%	5.87%	6.17%
Lipper Balanced Fund Index	5.19%	3.51%	7.57%
S&P 500 Index	4.91%	0.54%	9.07%

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Balanced Fund Index, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index are unmanaged and do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges.

MML Equity Fund – Portfolio Manager Report

What is the investment objective of the MML Equity Fund?
  This Fund's primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.

How did the Fund perform during the 12 months ended December 31, 2005?
  The Fund's shares returned 3.12%, trailing the 4.91% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?
  After a negative start in the first quarter of 2005, U.S. equity markets rebounded somewhat in the second quarter and achieved modest gains, as encouraging economic data provided the foundation for the advance. These pluses were offset, however, by high energy prices and a slowdown in manufacturing. The Federal Reserve (Fed) also continued its tightening policy, raising the federal funds rate twice during the second quarter.

Domestic equity markets posted solid gains in the third quarter, despite a troubling mix of escalating oil prices, rising short-term interest rates and the devastating one-two punch of Hurricanes Katrina and Rita. Finally, after a precipitous decline in October, most stock markets in the U.S. rallied to post slight gains for the fourth quarter of 2005.

The year ended with nearly all economic indicators moving in a positive direction. A continuation of solid Gross Domestic Product (GDP) growth, coupled with a resumption in employment growth in the aftermath of the summer's hurricanes and an upsurge in consumer confidence, provided the underpinnings for a subdued year-end market rally. Furthermore, although the Fed raised the federal funds rate another 0.25% to 4.25% in December, the explanatory language included in the minutes of the Federal Open Market Committee meeting hinted at an end to interest rate hikes. This provided further support to stocks moving into 2006.

What factors contributed to the Fund's performance?
  During the first quarter, the primary areas of detraction for the portfolio were the financial services sector – where rising interest rates and a flattening bond yield curve had a negative impact – and the autos and transportation sector, where the rising cost of energy weighed heavily on positions. Also providing headwind were the Fund's underweight positions in the integrated oils and other energy sectors. Conversely, adding value to results was favorable stock selection in the producer durables, technology and consumer discretionary sectors. Oil and gas-related issues in the integrated oils sector also contributed, as did stock selection in the utilities sector. In the second quarter, the Fund struggled due to weak stock selection across most economic sectors, especially consumer discretionary and technology. Stock selection also detracted from relative results in the health care, financial services and utilities sectors. On the other hand, adding lift during the period was stock selection in the integrated oils, autos and transportation, and consumer staples sectors.

In the third quarter of 2005, stock selection in the financial services, health care and autos and transportation sectors hindered the Fund's performance. Additionally, a lack of energy holdings, aside from oil companies, hurt the Fund's relative results. Areas that provided tailwind to the portfolio during the period were the materials and processing and utilities sectors. An underweight position in financial services companies and an overweight position in technology names also added value. Finally, an overweight position in consumer staples names and an underweight position in the strong-performing financial services sector detracted from results in the final quarter of the year. Also detracting from fourth quarter results was stock selection in the materials and processing and producer durables spaces. Areas of strength for the portfolio during the period were the autos and transportation and health care sectors. Pharmaceutical holdings, in particular, added considerable value – the Fund's banking and insurance-related investments also performed strongly.

MML Equity Fund – Portfolio Manager Report (Continued)

What is your outlook?
  Our expectations for returns in the U.S. financial markets remain modest for 2006. We continue to believe consumer spending levels are vulnerable, and any weakness could be exacerbated by falling home prices in certain areas of the country. Also, we expect corporate profit growth to further decelerate from 2005 levels, and may well fall to the 7% to 8% year-over-year level. While we are not anticipating an economic recession in 2006, we do anticipate economic growth slowing to 3%, down from 3.5% in 2005 and 4.2% in 2004.

MML Equity Fund – Portfolio Manager Report (Continued)

MML Equity Fund

Industry Table

(% of Net Assets) on 12/31/05

Banking, Savings & Loans	11.9%
Energy	10.9%
Financial Services	9.1%
Insurance	7.1%
Pharmaceuticals	6.4%
Broadcasting, Publishing & Printing	3.7%
Computers & Information	3.7%
Electric Utilities	3.3%
Electrical Equipment & Electronics	3.0%
Prepackaged Software	2.8%
Aerospace & Defense	2.7%
Retail	2.6%
Apparel, Textiles & Shoes	2.5%
Industrial - Diversified	2.5%
Telephone Utilities	2.5%
Tobacco	2.4%
Beverages	2.3%
Cosmetics & Personal Care	2.3%
Foods	2.3%
Transportation	2.3%
Computers & Office Equipment	1.9%
Commercial Services	1.8%
Communications	1.6%
Chemicals	1.5%
Forest Products & Paper	1.4%
Entertainment & Leisure	1.0%
Restaurants	1.0%
Short-Term Investments and Other Assets and Liabilities	0.8%
Healthcare	0.7%
Automotive & Parts	0.4%
Household Products	0.4%
Medical Supplies	0.2%
Advertising	0.1%
Building Materials & Construction	0.1%
Communications Equipment	0.1%
Containers	0.1%
Data Processing & Preparation	0.1%
Home Construction, Furnishings & Appliances	0.1%
Machinery & Components	0.1%
Manufacturing	0.1%
Metals & Mining	0.1%
Real Estate	0.1%
Air Transportation	0.0%
Computer Integrated Systems Design	0.0%
Computer Programming Services	0.0%
Industrial - Distribution	0.0%
Information Retrieval Services	0.0%
Lodging	0.0%
Photography Equipment/ Supplies	0.0%
Retail - Grocery	0.0%
Toys, Games	0.0%
Travel	0.0%
100.0%

MML Equity Fund

Largest Stock Holdings (12/31/05)

Citigroup, Inc.
Exxon Mobil Corp.
Bank of America Corp.
American International Group, Inc.
Morgan Stanley
Altria Group, Inc.
Pfizer, Inc.
Limited Brands
International Business Machines Corp.
Wells Fargo & Co.

MML Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Fund and the S&P 500 Index.

MML Series Investment Fund II
Total Return

	One Year 1/1/05 - 12/31/05	Five Year Average Annual 1/1/01 - 12/31/05	Ten Year Average Annual 1/1/96 - 12/31/05
MML Equity Fund	3.12%	0.88%	6.39%
S&P 500 Index	4.91%	0.54%	9.07%

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges.

MML Enhanced Index Core Equity Fund – Portfolio Manager Report

What is the investment objective of the MML Enhanced Index Core Equity Fund?
  The Fund's investment objective is to outperform the total return performance of its benchmark index, the S&P 500® Index, while maintaining risk characteristics similar to those of the benchmark. The Fund invests primarily in a diversified portfolio consisting of substantially all (but no less than 80%) of the securities in the S&P 500 Index.

How did the Fund perform during the 12 months ended December 31, 2005?
  The Fund's shares returned 5.53%, outpacing the 4.91% return for the S&P 500 Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?
  After a negative start in the first quarter of 2005, U.S. equity markets rebounded somewhat in the second quarter and achieved modest gains, as encouraging economic data provided the foundation for the advance. These pluses were offset, however, by high energy prices and a slowdown in manufacturing. The Federal Reserve (Fed) also continued its tightening policy, raising the federal funds rate twice during the second quarter.

Domestic equity markets posted solid gains in the third quarter, despite a troubling mix of escalating oil prices, rising short-term interest rates and the devastating one-two punch of Hurricanes Katrina and Rita. Finally, after a precipitous decline in October, most stock markets in the U.S. rallied to post slight gains for the fourth quarter of 2005.

The year ended with nearly all economic indicators moving in a positive direction. A continuation of solid Gross Domestic Product (GDP) growth, coupled with a resumption in employment growth in the aftermath of the summer's hurricanes and an upsurge in consumer confidence, provided the underpinnings for a subdued year-end market rally.

What factors contributed to the Fund's performance?
  Within both the large- and small-cap markets, value stocks significantly outperformed growth stocks in the first quarter. Among all stock capitalizations and styles, the energy sector was the most rewarding area for investors, as rising oil prices drove double-digit gains for most energy names. Despite this, negative returns were more commonplace during the period and broad across the economic spectrum. On a sector basis, the best contributions to overall results were realized in health care, energy and consumer discretionary. On the downside, specific holdings in information technology and consumer staples detracted from results.

During the second quarter, market style preference swung from value to growth. This created a tough environment for our core strategy to generate outperformance. With respect to sectors, materials stocks and consumer names detracted from results, whereas utility and energy companies added value.

The energy and oil services sectors were the best-performing market areas of the S&P 500 Index in the third quarter. Momentum and growth factors were the strongest during the third quarter, while price-to-normalized-earnings was a weak factor. This is likely due to the length of the current bull cycle and investor preference for growth as growth becomes harder to find.

Finally, of the factors the Fund tracks in the S&P 500 universe, the best performing during the fourth quarter was price-to-earnings divided by growth rate. This factor characterized the full market in the fourth quarter. While investors were paying attention to value, growth had begun to play an increasingly important role in stock returns. Interestingly, the market has not been as focused on the change in growth as it has been on the level of growth itself.

What is your outlook?
   2006, more than most years, may be one of change. The end of the Fed tightening cycle, a change in character of the business cycle – from consumer spending to business spending – and finally, the length of the current bull market, may be signs that change is in the air. We will continue to follow our models and continually improve our processes so that we will be ready if, indeed, the character of the market changes.

MML Enhanced Index Core Equity Fund – Portfolio Manager Report (Continued)

MML Enhanced Index Core Equity Fund

Industry Table

(% of Net Assets) on 12/31/05

Energy	10.0%
Financial Services	9.7%
Banking, Savings & Loans	8.1%
Pharmaceuticals	8.1%
Electrical Equipment & Electronics	6.8%
Insurance	6.6%
Computers & Information	4.3%
Aerospace & Defense	3.4%
Electric Utilities	3.4%
Prepackaged Software	3.3%
Retail	3.3%
Broadcasting, Publishing & Printing	2.7%
Telephone Utilities	2.6%
Foods	2.3%
Beverages	1.9%
Medical Supplies	1.8%
Cosmetics & Personal Care	1.7%
Tobacco	1.7%
Computers & Office Equipment	1.5%
Healthcare	1.5%
Industrial - Diversified	1.5%
Transportation	1.4%
Chemicals	1.1%
Commercial Services	1.1%
Data Processing & Preparation	0.9%
Household Products	0.9%
Metals & Mining	0.9%
Apparel, Textiles & Shoes	0.8%
Entertainment & Leisure	0.8%
Restaurants	0.8%
Communications	0.7%
Automotive & Parts	0.5%
Communications Equipment	0.5%
Home Construction, Furnishings & Appliances	0.5%
Machinery & Components	0.4%
Manufacturing	0.4%
Computer Integrated Systems Design	0.3%
Information Retrieval Services	0.3%
Lodging	0.3%
Real Estate	0.3%
Advertising	0.2%
Containers	0.2%
Retail - Grocery	0.2%
Air Transportation	0.1%
Building Materials & Construction	0.1%
Forest Products & Paper	0.1%
Computer Programming Services	0.0%
Industrial - Distribution	0.0%
Photography Equipment/ Supplies	0.0%
Short-Term Investments and Other Assets and Liabilities	0.0%
Toys, Games	0.0%
100.0%

MML Enhanced Index Core Equity Fund

Largest Stock Holdings (12/31/05)

General Electric Co.
Exxon Mobil Corp.
Citigroup, Inc.
Pfizer, Inc.
International Business Machines Corp.
SPDR Trust Series 1
Microsoft Corp.
Bank of America Corp.
Altria Group, Inc.
Hewlett-Packard Co.

MML Enhanced Index Core Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Enhanced Index Core Equity Fund and the S&P 500 Index.

MML Series Investment Fund II
Total Return

	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 5/1/01 - 12/31/05
MML Enhanced Index Core Equity Fund	5.53%	1.68%
S&P 500 Index	4.91%	1.70%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION*

* Please note, while the Fund commenced operations on May 1, 2001, it did not commence investment operations until May 2, 2001.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges.

MML Small Cap Equity Fund – Portfolio Manager Report

What is the investment objective of the MML Small Cap Equity Fund?
  This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

How did the Fund perform during the 12 months ended December 31, 2005?
  The Fund's shares returned -0.21%, lagging the 4.55% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

What was the investment background during the period?
  After a negative start in the first quarter of 2005, U.S. equity markets rebounded somewhat in the second quarter and achieved modest gains, as encouraging economic data provided the foundation for the advance. These pluses were offset, however, by high energy prices and a slowdown in manufacturing. The Federal Reserve (Fed) also continued its tightening policy, raising the federal funds rate twice during the second quarter.

Domestic equity markets posted solid gains in the third quarter, despite a troubling mix of escalating oil prices, rising short-term interest rates and the devastating one-two punch of Hurricanes Katrina and Rita. Finally, after a precipitous decline in October, most stock markets in the U.S. rallied to post slight gains for the fourth quarter of 2005.

The year ended with nearly all economic indicators moving in a positive direction. A continuation of solid Gross Domestic Product (GDP) growth, coupled with a resumption in employment growth in the aftermath of the summer's hurricanes and an upsurge in consumer confidence, provided the underpinnings for a subdued year-end market rally. Furthermore, although the Fed raised the federal funds rate another 0.25% to 4.25% in December, the explanatory language included in the minutes of the Federal Open Market Committee meeting hinted at an end to interest rate hikes. This provided further support to stocks moving into 2006.

What factors contributed to the Fund's performance?
  In the first quarter, portfolio stock selection was favorable on a relative basis in the technology, producer durables and financial services sectors – areas where holdings declined less than corresponding benchmark positions. Sectors that detracted from the Fund's results included health care, autos/transportation, and materials/processing. In addition, our transportation-related holdings were pressured by rising fuel costs. The areas of the portfolio that showed the most weakness in the second quarter were the materials and processing, health care, other energy and consumer discretionary sectors. A bright spot during the period was the technology sector, where stock selection was highly favorable.

In the third quarter, stock selection was weak relative to the Russell 2000 universe – and our choices in the materials and processing, technology, and consumer discretionary sectors proved particularly challenging. Adding value during the period were the portfolio's autos and transportation, producer durables and financial services holdings. In addition, our energy services and freight/shipping companies were quite strong.

Turning to the fourth quarter, stock selection detracted from overall results – particularly our investments in the consumer discretionary, health care and technology sectors. Select software and semiconductor names in the technology sector also pulled back. Contributing to the Fund's performance during the fourth quarter were materials and processing and transportation-related names, although our holdings in the financial service sectors also added value.

MML Small Cap Equity Fund – Portfolio Manager Report (Continued)

What is your outlook?
   Our expectations for returns in the U.S. financial markets remain modest for 2006. We continue to believe consumer spending levels are vulnerable, and any weakness could be exacerbated by falling home prices in certain areas of the country. Also, we expect corporate profit growth to further decelerate from 2005 levels, and may well fall to the 7% to 8% year-over-year level. While we are not anticipating an economic recession in 2006, we do anticipate economic growth slowing to 3%, down from 3.5% in 2005 and 4.2% in 2004.

MML Small Cap Equity Fund

Industry Table

(% of Net Assets) on 12/31/05

Banking, Savings & Loans	10.9%
Machinery & Components	9.4%
Short-Term Investments and Other Assets and Liabilities	9.1%
Electrical Equipment & Electronics	8.4%
Financial Services	8.2%
Commercial Services	6.5%
Energy	6.5%
Transportation	6.2%
Chemicals	5.6%
Medical Supplies	3.6%
Broadcasting, Publishing & Printing	3.5%
Insurance	3.2%
Apparel, Textiles & Shoes	2.5%
Restaurants	2.1%
Home Construction, Furnishings & Appliances	1.8%
Building Materials & Construction	1.6%
Metals & Mining	1.5%
Aerospace & Defense	1.4%
Heavy Machinery	1.4%
Industrial – Diversified	1.2%
Retail	1.2%
Household Products	1.1%
Prepackaged Software	1.1%
Air Transportation	0.9%
Pharmaceuticals	0.9%
Computer & Other Data Processing Service	0.2%
100.0%

MML Small Cap Equity Fund

Largest Stock Holdings (12/31/05)

Eaton Vance Corp.
Roper Industries, Inc.
Pacific Capital Bancorp
W-H Energy Services, Inc.
Carter's, Inc.
Landstar System, Inc.
First Republic Bank
Coherent, Inc.
Robinson (C.H.) Worldwide, Inc.
G&K Services, Inc. Cl. A

MML Small Cap Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Equity Fund and the Russell 2000 Index.

MML Series Investment Fund II
Total Return

	One Year 1/1/05 - 12/31/05	Five Year Average Annual 1/1/01 - 12/31/05	Since Inception Average Annual 6/1/98 - 12/31/05
MML Small Cap Equity Fund	–0.21%	6.79%	3.84%
Russell 2000 Index	4.55%	8.22%	6.61%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges.

MML Small Company Opportunities Fund – Portfolio Manager Report

What is the investment objective of the MML Small Company Opportunities Fund?
  The Fund's investment objective is long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the sub-adviser to be realistically valued.

How did the Fund perform during the 12 months ended December 31, 2005?
  The Fund's shares returned 10.94%, outperforming the 4.55% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

What was the investment background during the period?
  After a negative start in the first quarter of 2005, U.S. equity markets rebounded somewhat in the second quarter and achieved modest gains, as encouraging economic data provided the foundation for the advance. These pluses were offset, however, by high energy prices and a slowdown in manufacturing. The Federal Reserve (Fed) also continued its tightening policy, raising the federal funds rate twice during the second quarter.

Domestic equity markets posted solid gains in the third quarter, despite a troubling mix of escalating oil prices, rising short-term interest rates and the devastating one-two punch of Hurricanes Katrina and Rita. Finally, after a precipitous decline in October, most stock markets in the U.S. rallied to post slight gains for the fourth quarter of 2005.

The year ended with nearly all economic indicators moving in a positive direction. A continuation of solid Gross Domestic Product (GDP) growth, coupled with a resumption in employment growth in the aftermath of the summer's hurricanes and an upsurge in consumer confidence, provided the underpinnings for a subdued year-end market rally. Furthermore, although the Fed raised the federal funds rate another 0.25% to 4.25% in December, the explanatory language included in the minutes of the Federal Open Market Committee meeting hinted at an end to interest rate hikes. This provided further support to stocks moving into 2006.

What factors contributed to the Fund's performance?
  In the first quarter of 2005, the Fund's stock selection in the technology, producer durables and financial services sectors added value. Results were particularly strong for our industrial- and waste management-related holdings. Areas of the portfolio that detracted from relative performance during the first quarter were the health care, materials and processing, and other energy sectors. Turning to the second quarter, our stock selection was weak in the technology and autos/transportation sectors; underweight positions in the strong-performing health care and utilities spaces also detracted from relative results. Conversely, the Fund found strength from stock selection in the materials/processing, other energy and consumer discretionary sectors.

In the third quarter, the Fund benefited from highly favorable stock selection across nearly all areas of the market – with the only weak stock selection in the materials and processing and technology sectors. Results were most favorable during the period in the consumer discretionary, other energy and financial services sectors. Conversely, the portfolio's underweight position in the strong-performing other energy sector provided some headwind. As 2005 came to a close, stock selection in many areas of the portfolio proved highly favorable. The Fund's autos and transportation, technology, financial services and consumer discretionary holdings all significantly outperformed the market during the fourth quarter. The only areas of difficulty were the materials and processing and producer durables sectors, where stock selection was unfavorable.

What is your outlook?
  Our expectations for returns in the U.S. financial markets remain modest for 2006. We continue to believe consumer spending levels are vulnerable, and any weakness could be exacerbated by falling home prices in certain areas of the country. Also, we expect corporate profit growth to further decelerate from 2005 levels, and may well fall to the 7% to 8% year-over-year level. While we are not anticipating an economic recession in 2006, we do anticipate economic growth slowing to 3%, down from 3.5% in 2005 and 4.2% in 2004.

MML Small Company Opportunities Fund – Portfolio Manager Report (Continued)

MML Small Company Opportunities Fund

Industry Table

(% of Net Assets) on 12/31/05

Electrical Equipment & Electronics	14.4%
Short-Term Investments and Other Assets and Liabilities	12.4%
Commercial Services	10.5%
Banking, Savings & Loans	9.0%
Medical Supplies	8.1%
Transportation	5.2%
Prepackaged Software	5.1%
Insurance	4.4%
Entertainment & Leisure	3.5%
Computer Integrated Systems Design	3.2%
Retail	3.0%
Healthcare	2.6%
Apparel, Textiles & Shoes	2.4%
Financial Services	2.4%
Home Construction, Furnishings & Appliances	2.0%
Broadcasting, Publishing & Printing	1.9%
Energy	1.9%
Air Transportation	1.6%
Metals & Mining	1.6%
Data Processing & Preparation	1.2%
Real Estate	1.0%
Heavy Machinery	0.8%
Machinery & Components	0.8%
Building Materials & Construction	0.5%
Pharmaceuticals	0.5%
100.0%

MML Small Company Opportunities Fund

Largest Stock Holdings (12/31/05)

Citi Trends, Inc.
Boston Private Financial Holdings, Inc.
Marten Transport Ltd.
Donegal Group, Inc. Cl. A
MSC.Software Corp.
Axsys Technologies, Inc.
Bio-Reference Labs, Inc.
Safety Insurance Group, Inc.
LaBarge, Inc.
Nu Horizons Electronics Corp.

MML Small Company Opportunities Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Company Opportunities Fund and the Russell 2000 Index.

MML Series Investment Fund II
Total Return

	One Year 1/1/05 - 12/31/05	Since Inception Average Annual 5/1/01 - 12/31/05
MML Small Company Opportunities Fund	10.94%	15.07%
Russell 2000 Index	4.55%	8.65%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges.

MML Money Market Fund – Portfolio of Investments

December 31, 2005

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 101.4%
Commercial Paper — 89.4%
Alabama Power Co.(a) 4.220% 01/10/2006	$1,395,000	$1,393,528
Alcoa, Inc. 4.360% 02/16/2006	1,550,000	1,541,365
Alcoa, Inc. 4.380% 02/27/2006	1,200,000	1,191,678
Alltel Corp.(a) 4.220% 01/09/2006	1,375,000	1,373,710
Alltel Corp.(a) 4.250% 01/19/2006	1,360,000	1,357,110
American General Finance Corp. 4.250% 01/26/2006	1,367,000	1,362,965
American Honda Finance Corp. 4.160% 01/04/2006	2,750,000	2,749,047
Anheuser-Busch Cos., Inc. 4.170% 01/30/2006	2,543,000	2,534,458
Bank of America Corp. 4.260% 01/24/2006	1,400,000	1,396,190
Becton Dickinson & Co. 4.230% 01/31/2006	1,750,000	1,743,831
Becton Dickinson & Co. 4.240% 01/24/2006	1,000,000	997,291
Beethoven Funding Corp.(a) 4.190% 01/12/2006	2,800,000	2,796,415
BP Amoco Capital PLC 4.040% 02/13/2006	2,900,000	2,886,005
Caterpillar Financial Services Corp. 4.270% 02/21/2006	2,700,000	2,683,667
CIT Group, Inc. 3.780% 02/16/2006	1,250,000	1,243,963
CIT Group, Inc. 4.050% 01/03/2006	1,650,000	1,649,629
DaimlerChrysler Revolving Auto Conduit LLC 4.300% 01/09/2006	1,412,000	1,410,651
DaimlerChrysler Revolving Auto Conduit LLC 4.300% 01/20/2006	1,300,000	1,297,050
E.W. Scripps Co.(a) 4.160% 01/11/2006	2,236,000	2,233,416
Falcon Asset Securitization Corp.(a) 4.180% 01/18/2006	2,850,000	2,844,375

	Principal Amount	Market Value
FCAR Owner Trust I 4.280% 01/25/2006	$2,735,000	$2,727,196
Gannett Co., Inc. 4.080% 01/06/2006	2,850,000	2,848,385
General Electric Capital Corp. 4.330% 03/01/2006	2,750,000	2,730,485
Govco, Inc. 4.020% 01/09/2006	1,550,000	1,548,615
Govco, Inc.(a) 4.250% 01/10/2006	1,175,000	1,173,752
Harley-Davidson, Inc.(a) 4.070% 01/05/2006	1,780,000	1,779,195
Illinois Tool Works, Inc. 4.260% 01/05/2006	1,000,000	999,527
Kimberly-Clark Worldwide(a)
4.250% 01/26/2006	1,000,000	997,049
Kitty Hawk Funding Corp.(a) 4.130% 01/27/2006	1,325,000	1,321,048
L'Oreal USA, Inc.(a) 4.270% 01/13/2006	2,025,000	2,022,118
McCormick & Co., Inc.(a) 3.920% 02/14/2006	2,270,000	2,259,124
Minnesota Mining & Manufacturing Co. 4.150% 02/03/2006	2,725,000	2,714,634
Nestle Capital Corp.(a) 4.080% 01/27/2006	578,000	576,297
Nestle Capital Corp.(a) 4.210% 02/02/2006	2,195,000	2,186,786
New Center Asset Trust 4.190% 02/06/2006	1,800,000	1,792,458
New Center Asset Trust 4.330% 02/03/2006	747,000	744,035
Northern Illinois Gas Co. 4.250% 01/13/2006	2,750,000	2,746,104
Paccar Financial Corp. 4.330% 03/14/2006	2,730,000	2,706,358
Procter & Gamble Co.(a) 4.230% 02/21/2006	2,690,000	2,673,880
Sheffield Receivables Corp. 4.300% 01/23/2006	2,195,000	2,189,232
Sheffield Receivables Corp.(a) 4.380% 04/21/2006	535,000	527,840
South Carolina Electric & Gas
4.370% 01/20/2006	1,835,000	1,830,768

	Principal Amount	Market Value
The Coca-Cola Co. 4.230% 02/24/2006	$2,700,000	$2,682,869
The Hershey Co.(a) 4.220% 01/31/2006	2,200,000	2,192,263
The Southern Co.(a) 4.180% 01/20/2006	1,345,000	1,342,033
The Stanley Works(a) 4.290% 01/26/2006	2,750,000	2,741,807
Toyota Motor Credit Corp. 4.150% 01/17/2006	2,850,000	2,844,743
United Healthcare Corp.(a) 4.250% 02/28/2006	2,750,000	2,731,170
Windmill Funding I Corp.(a) 4.310% 02/01/2006	2,750,000	2,739,794
WM Wrigley J. Co.(a) 4.330% 03/27/2006	2,700,000	2,672,396
		97,728,305
Discount Notes — 3.7%
Federal Farm Credit Bank 4.250% 03/03/2006	2,000,000	1,985,597
Federal Farm Credit Bank 4.320% 07/24/2006	628,000	612,627
Federal Home Loan Bank 4.150% 04/03/2006	1,190,000	1,177,379
Federal Home Loan Bank 4.245% 03/31/2006	300,000	296,852
		4,072,455
U.S. Treasury Bills — 8.3%
U.S. Treasury Bill 3.555% 01/26/2006	540,000	538,667
U.S. Treasury Bill 3.770% 02/09/2006	845,000	841,549
U.S. Treasury Bill 3.842% 03/16/2006	2,900,000	2,877,100
U.S. Treasury Bill 3.890% 03/23/2006	4,925,000	4,881,894
		9,139,210
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		110,939,970
TOTAL INVESTMENTS — 101.4%(b)		110,939,970
Other Assets/ (Liabilities) — (1.4%)		(1,576,340)
NET ASSETS — 100.0%		$109,363,630

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Money Market Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

(a)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities amounted to a value of $41,935,106 or 38.3% of net assets.

(b)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected Bond Fund – Portfolio of Investments

December 31, 2005

	Principal Amount	Market Value
BONDS & NOTES — 97.9%
CORPORATE DEBT — 20.5%
Automotive & Parts — 1.1%
Toyota Motor Credit Corp., Note, MTN 5.700% 07/28/2008	$2,000,000	$1,938,760
Banking, Savings & Loans — 10.6%
Barclays Financial LLC, Note, MTN 5.690% 04/19/2008	1,200,000	1,203,984
CIT Group, Inc. 6.550% 12/14/2016	2,000,000	1,968,860
CIT Group, Inc., Note, MTN 6.200% 03/15/2017	1,000,000	954,630
Household Finance Corp. 6.658% 12/10/2013	1,500,000	1,492,920
HSBC Finance Corp. 6.468% 01/10/2014	1,500,000	1,468,290
International Bank for Reconstruction & Development 6.560% 12/10/2013	2,533,000	2,418,964
JP Morgan Chase & Co. Series C 6.080% 06/28/2009	2,250,000	2,213,235
Morgan Stanley Series C 7.040% 11/01/2013	2,933,000	2,946,521
SLM Corp. 6.810% 11/21/2013	2,500,000	2,473,975
SLM Corp. Series MTN 6.840% 02/01/2014	1,000,000	990,890
		18,132,269
Financial Services — 4.2%
Lehman Brothers Holdings, Inc. Series G 6.690% 05/12/2014	1,500,000	1,464,870
Merrill Lynch & Co., Inc. 5.850% 03/02/2009	2,400,000	2,323,920
Merrill Lynch & Co., Inc., Series C, Note, MTN 5.490% 03/12/2007	2,000,000	1,980,340
Morgan Stanley 5.390% 02/01/2011	1,500,000	1,465,095
		7,234,225

	Principal Amount	Market Value
Insurance — 4.6%
Hartford Life Global Funding Trusts Series MTN 5.870% 03/15/2010	$2,500,000	$2,401,825
Pacific Life Global Funding(a) 6.528% 02/06/2016	4,000,000	3,869,240
Principal Life Income Funding Trusts 6.570% 04/01/2016	1,600,000	1,547,552
		7,818,617
TOTAL CORPORATE DEBT (Cost $36,019,342)		35,123,871
U.S. GOVERNMENT AGENCY OBLIGATIONS — 22.9%
Federal Home Loan Mortgage Corporation (FHLMC) — 10.8%
Pass-Through Securities
Federal Home Loan Bank 4.500% 09/16/2013	3,000,000	2,947,106
Federal Home Loan Bank 7.507% 02/20/2007	1,750,000	1,763,948
FHLMC 3.625% 09/15/2008	5,500,000	5,354,972
FHLMC 4.500% 07/15/2013	8,600,000	8,441,235
		18,507,261
Federal National Mortgage Association (FNMA) — 8.7%
Other — 3.4%
FNMA (Benchmark Note) 4.375% 03/15/2013	5,900,000	5,752,239
Pass-Through Securities — 5.3%
FNMA 3.250% 02/15/2009	3,300,000	3,162,613
FNMA 5.827% 02/17/2009	6,165,000	6,001,936
		9,164,549
Total Federal National Mortgage Association (FNMA)		14,916,788
Other Agencies — 3.4%
Tennessee Valley Authority 3.375% 01/15/2007	5,657,085	5,695,553
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $39,259,752)		39,119,602

	Principal Amount	Market Value
U.S. TREASURY OBLIGATIONS — 54.5%
U.S. Treasury Bonds — 20.9%
U.S. Treasury Inflation Index(b) 1.625% 01/15/2015	$5,627,525	$5,424,406
U.S. Treasury Inflation Index 1.875% 07/15/2015	2,687,948	2,644,688
U.S. Treasury Inflation Index 2.375% 01/15/2025	7,909,025	8,324,991
U.S. Treasury Inflation Index 3.375% 04/15/2032	1,593,396	2,076,644
U.S. Treasury Inflation Index 3.625% 04/15/2028	6,089,520	7,864,935
U.S. Treasury Inflation Index 3.875% 04/15/2029	7,027,106	9,493,118
		35,828,782
U.S. Treasury Notes — 33.6%
U.S. Treasury Inflation Index 0.875% 04/15/2010	8,421,394	8,008,877
U.S. Treasury Inflation Index 1.875% 07/15/2013	6,582,612	6,494,158
U.S. Treasury Inflation Index 2.000% 07/15/2014	5,663,644	5,635,326
U.S. Treasury Inflation Index 2.000% 01/15/2014	6,790,959	6,753,821
U.S. Treasury Inflation Index 3.000% 07/15/2012	7,577,010	8,012,688
U.S. Treasury Inflation Index 3.375% 01/15/2007	1,257,130	1,266,702
U.S. Treasury Inflation Index 3.375% 01/15/2012	2,091,971	2,249,849
U.S. Treasury Inflation Index 3.500% 01/15/2011	3,816,507	4,081,277
U.S. Treasury Inflation Index 3.625% 01/15/2008	5,325,955	5,469,922

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
U.S. Treasury Inflation Index 3.875% 01/15/2009	$5,240,481	$5,507,827
U.S. Treasury Inflation Index 4.250% 01/15/2010	3,788,256	4,107,890
		57,588,337
TOTAL U.S. TREASURY OBLIGATIONS (Cost $97,317,010)		93,417,119
TOTAL BONDS & NOTES (Cost $172,596,104)		167,660,592
SHORT-TERM INVESTMENTS — 1.1%
Repurchase Agreement
Investors Bank & Trust Company Repurchase Agreement, dated 12/30/2005, 3.02%, due 01/03/2006(c)	1,913,339	1,913,339
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		1,913,339
TOTAL INVESTMENTS — 99.0% (Cost $174,509,443)(d)		169,573,931
Other Assets/ (Liabilities) — 1.0%		1,733,021
NET ASSETS — 100.0%		$171,306,952

Notes to Portfolio of Investments

MTN - Medium Term Note

(a)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities amounted to a value of $3,869,240 or 2.3% of net assets.

(b)  All or a portion of this security is segregated to cover forward purchase commitments. (Note 2).

(c)  Maturity value $1,913,981. Collateralized by U.S. Government Agency obligation with a rate of 7.125%, maturity date of 09/25/2016, and an aggregate market value, including accrued interest, of $2,009,006.

(d)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments

December 31, 2005

	Principal Amount	Market Value
BONDS & NOTES — 95.1%
ASSET BACKED SECURITIES — 2.0%
Financial Services — 2.0%
Chase Mortgage Finance Co., Series 2003-S11, Class 1A-1 5.000% 10/25/2033	$2,376,602	$2,279,735
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 6.700% 10/25/2028	37,006	36,983
Oak Hill Credit Partners, Series 1A, Class A2 4.530% 09/12/2013	2,000,000	2,007,500
Travelers Funding Limited, Series 1A, Class A1(a) 6.300% 02/18/2014	2,922,927	2,947,480
Vanderbilt Mortgage and Finance, Inc., Series 2002-C, Class A2 4.230% 02/07/2015	871,205	864,033
TOTAL ASSET BACKED SECURITIES (Cost $8,198,488)		8,135,731
CORPORATE DEBT — 40.0%
Aerospace & Defense — 0.2%
Goodrich (B.F.) Co. 7.500% 04/15/2008	900,000	944,924
Air Transportation — 0.0%
United Air Lines, Inc., Series 91B(b) (c) 10.110% 02/19/2006	280,959	155,932
US Airways, Inc. Class B(b) (c) 7.500% 04/15/2008	869,681	10,871
		166,803
Apparel, Textiles & Shoes — 0.3%
Kellwood Co. 7.625% 10/15/2017	140,000	126,673
Kellwood Co. 7.875% 07/15/2009	240,000	238,152
Mohawk Industries, Inc., Series C 6.500% 04/15/2007	350,000	355,545

	Principal Amount	Market Value
Mohawk Industries, Inc., Series D 7.200% 04/15/2012	$500,000	$551,074
		1,271,444
Automotive & Parts — 0.4%
American Honda Finance Corp.(a) 3.850% 11/06/2008	850,000	827,002
General Motors Corp.(d) 8.375% 07/15/2033	695,000	458,700
Navistar International Corp.(d) 7.500% 06/15/2011	475,000	452,438
		1,738,140
Banking, Savings & Loans — 4.0%
American General Finance Corp. 5.875% 07/14/2006	1,000,000	1,005,926
Ametek, Inc. 7.200% 07/15/2008	1,495,000	1,557,518
Bank of America Corp. 3.250% 08/15/2008	500,000	480,465
Bank of America Corp. 4.250% 10/01/2010	375,000	364,652
CIT Group, Inc. 3.650% 11/23/2007	20,000	19,551
CIT Group, Inc. 3.875% 11/03/2008	1,400,000	1,359,537
CIT Group, Inc. 7.375% 04/02/2007	600,000	617,475
DaimlerChrysler North American Holding Corp. 4.050% 06/04/2008	500,000	486,748
DaimlerChrysler North American Holding Corp. 4.125% 03/07/2007	2,900,000	2,864,249
General Motors Acceptance Corp. 6.150% 04/05/2007	1,000,000	944,550
Household Finance Corp. 4.125% 12/15/2008	415,000	405,229
Household Finance Corp. 6.375% 10/15/2011	75,000	79,281
Kern River Funding Corp.(a) 4.893% 04/30/2018	976,433	957,041

	Principal Amount	Market Value
MBNA Corp. 4.625% 09/15/2008	$650,000	$645,283
Oak Hill Securities Fund II(a) 8.920% 10/15/2006	700,000	702,870
SLM Corp. 5.000% 10/01/2013	650,000	642,442
SLM Corp. 5.625% 08/01/2033	350,000	351,610
Sony Capital Corp.(a) 4.950% 11/01/2006	1,500,000	1,492,728
Telecom Italia Capital SA 6.000% 09/30/2034	575,000	553,929
Wells Fargo & Co. 4.125% 03/10/2008	640,000	630,389
		16,161,473
Beverages — 0.8%
Anheuser-Busch Cos., Inc. 5.050% 10/15/2016	850,000	847,837
Anheuser-Busch Cos., Inc. 6.500% 02/01/2043	965,000	1,101,692
Constellation Brands, Inc. 8.000% 02/15/2008	260,000	271,050
Miller Brewing Co.(a) 4.250% 08/15/2008	425,000	417,091
Molson Coors Capital Finance ULC 4.850% 09/22/2010	530,000	522,727
		3,160,397
Broadcasting, Publishing & Printing — 3.8%
American Greetings Corp. 6.100% 08/01/2028	1,730,000	1,755,950
Clear Channel Communications, Inc. 6.000% 11/01/2006	275,000	277,243
Comcast Cable Communications, Inc. 6.200% 11/15/2008	1,235,000	1,267,773
Cox Communications, Inc. 4.625% 01/15/2010	2,315,000	2,241,043
Cox Communications, Inc. 6.750% 03/15/2011	475,000	496,711
Cox Enterprises, Inc.(a) 4.375% 05/01/2008	750,000	732,372
Dow Jones & Co., Inc. 3.875% 02/15/2008	1,800,000	1,764,495

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Pearson, Inc.(a) 7.375% 09/15/2006	$1,000,000	$1,015,865
Rogers Cable, Inc. 5.500% 03/15/2014	500,000	468,125
Shaw Communications, Inc. 8.250% 04/11/2010	960,000	1,030,800
TCI Communications, Inc. 6.875% 02/15/2006	350,000	350,650
The Thomson Corp. 5.750% 02/01/2008	955,000	968,573
The Thomson Corp. 6.200% 01/05/2012	650,000	684,983
Time Warner, Inc. 6.150% 05/01/2007	1,390,000	1,407,249
USA Interactive 7.000% 01/15/2013	1,000,000	1,028,881
		15,490,713
Building Materials & Construction — 0.7%
Chemed Corp. 8.750% 02/24/2011	655,000	702,488
Masco Corp. 6.750% 03/15/2006	1,230,000	1,234,343
Vulcan Materials Co. 6.000% 04/01/2009	800,000	834,818
		2,771,649
Chemicals — 0.8%
Chevron Phillips Chemical Co. LLC 5.375% 06/15/2007	865,000	867,839
Cytec Industries, Inc. 5.500% 10/01/2010	475,000	462,617
ICI Wilmington, Inc. 7.050% 09/15/2007	550,000	565,905
Lubrizol Corp. 4.625% 10/01/2009	645,000	632,180
Lubrizol Corp. 5.875% 12/01/2008	425,000	432,458
Sealed Air Corp.(a) 6.875% 07/15/2033	200,000	206,933
		3,167,932
Commercial Services — 1.6%
Allied Waste North America, Inc. 8.875% 04/01/2008	210,000	221,550
Allied Waste North America, Inc., Series B 5.750% 02/15/2011	350,000	331,625

	Principal Amount	Market Value
Cendant Corp. 6.875% 08/15/2006	$700,000	$707,185
Donnelley (R.R.) & Sons Co. 4.950% 05/15/2010	550,000	536,297
Ecolab, Inc. 6.875% 02/01/2011	1,100,000	1,188,327
Equifax, Inc. 4.950% 11/01/2007	500,000	499,687
ERAC USA Finance Co.(a) 6.700% 06/01/2034	730,000	785,343
ERAC USA Finance Co.(a) 6.750% 05/15/2007	2,000,000	2,034,222
		6,304,236
Computer & Other Data Processing Service — 0.1%
GTECH Holdings Corp. 4.500% 12/01/2009	315,000	290,344
Computer Programming Services — 0.1%
Electronic Data Systems Corp., Series B 6.500% 08/01/2013	430,000	441,917
Data Processing & Preparation — 0.1%
Certegy, Inc. 4.750% 09/15/2008	270,000	269,915
Electric Utilities — 5.0%
Allegheny Energy Supply Co. LLC(a) 8.250% 04/15/2012	385,000	434,088
Appalachian Power Co., Series G 3.600% 05/15/2008	560,000	542,512
Centerpoint Energy, Inc. Series B 5.875% 06/01/2008	1,310,000	1,327,701
Dominion Resources, Inc. 5.150% 07/15/2015	320,000	310,023
DPL, Inc. 8.250% 03/01/2007	529,000	544,870
Duke Energy Field Services Corp. 7.875% 08/16/2010	800,000	884,754
Elwood Energy LLC 8.159% 07/05/2026	281,785	303,229
Entergy Gulf States, Inc. 5.250% 08/01/2015	1,455,000	1,366,773

	Principal Amount	Market Value
FirstEnergy Corp., Series A 5.500% 11/15/2006	$885,000	$888,181
FPL Group Capital, Inc. 3.250% 04/11/2006	800,000	796,849
Homer City Funding LLC 8.734% 10/01/2026	662,832	772,199
Ipalco Enterprises, Inc. 8.375% 11/14/2008	1,225,000	1,283,188
Kansas Gas & Electric Co. 5.647% 03/29/2021	425,000	420,635
MidAmerican Energy Holdings Co. 3.500% 05/15/2008	1,300,000	1,254,304
Monongahela Power Co. 6.700% 06/15/2014	450,000	492,554
Nevada Power Co., Series L 5.875% 01/15/2015	560,000	555,700
Nisource Finance Corp. 3.200% 11/01/2006	570,000	561,757
Northwestern Corp. 5.875% 11/01/2014	675,000	676,269
Pacific Gas & Electric Co. 6.050% 03/01/2034	645,000	667,549
PSEG Energy Holdings, Inc. 8.625% 02/15/2008	375,000	390,000
Tampa Electric Co. 5.375% 08/15/2007	875,000	878,760
Tenaska Oklahoma(a) 6.528% 12/30/2014	477,779	470,216
TransAlta Corp. 5.750% 12/15/2013	1,200,000	1,217,821
Tri-State Generation & Transmission Association, Series 2003, Class A(a) 6.040% 01/31/2018	525,000	540,535
Tri-State Generation & Transmission Association, Series 2003, Class B(a) 7.144% 07/31/2033	580,000	656,577
TXU Corp., Series P 5.550% 11/15/2014	265,000	251,707
Virginia Electric and Power Co. 5.375% 02/01/2007	660,000	662,457
Wisconsin Electric Power 3.500% 12/01/2007	845,000	822,801
		19,974,009

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Electrical Equipment & Electronics — 0.6%
Avnet, Inc. 8.000% 11/15/2006	$40,000	$40,876
Cooper Industries Limited 5.250% 07/01/2007	1,500,000	1,506,374
Hughes Supply, Inc. 5.500% 10/15/2014	205,000	199,424
Thomas & Betts Corp. 6.500% 01/15/2006	400,000	400,084
Thomas & Betts Corp., Series B MTN 6.390% 02/10/2009	275,000	283,092
		2,429,850
Energy — 3.2%
Australian Gas Light Co. Limited(a) 6.400% 04/15/2008	850,000	873,489
Boardwalk Pipelines LLC 5.500% 02/01/2017	235,000	233,069
Buckeye Partners LP 4.625% 07/15/2013	500,000	477,585
Chesapeake Energy Corp.(a) 6.500% 08/15/2017	420,000	422,100
Colonial Pipeline Co.(a) 7.630% 04/15/2032	500,000	655,853
Enbridge Energy Partners, LP 4.000% 01/15/2009	1,000,000	964,409
Enterprise Products Operating LP 7.500% 02/01/2011	795,000	864,900
Enterprise Products Operating LP, Series B 4.000% 10/15/2007	150,000	146,866
Gulf South Pipeline Co., LP(a) 5.050% 02/01/2015	225,000	220,981
Kinder Morgan Energy Partners LP 5.350% 08/15/2007	1,100,000	1,102,747
Kiowa Power Partners LLC(a) 4.811% 12/30/2013	378,738	366,607
Mobil Corp. 8.625% 08/15/2021	1,000,000	1,385,693
OAO Gazprom(a) 9.625% 03/01/2013	400,000	482,500
Pacific Energy Partners, LP/Pacific Energy Finance Corp.(a) 6.250% 09/15/2015	150,000	147,750

	Principal Amount	Market Value
Pacific Energy Partners, LP/Pacific Energy Finance Corp. 7.125% 06/15/2014	$490,000	$504,700
Piedmont Natural Gas Co., Series E 6.000% 12/19/2033	475,000	508,641
Pioneer Natural Resources Co. 6.500% 01/15/2008	750,000	766,364
Plains All American Pipeline Co. 5.625% 12/15/2013	590,000	597,370
The Premcor Refining Group, Inc. 6.750% 05/01/2014	280,000	294,112
Williams Gas Pipelines Central, Inc.(a) 7.375% 11/15/2006	950,000	968,540
XTO Energy, Inc. 4.900% 02/01/2014	1,000,000	976,528
		12,960,804
Entertainment & Leisure — 0.7%
Harrah's Operating Co., Inc. 5.500% 07/01/2010	425,000	424,830
Liberty Media Corp. 3.500% 09/25/2006	1,300,000	1,286,663
Park Place Entertainment Corp. 8.500% 11/15/2006	1,000,000	1,026,181
		2,737,674
Financial Services — 3.3%
Archstone-Smith Operating Trust REIT 5.000% 08/15/2007	1,200,000	1,199,340
Countrywide Home Loans, Inc. 3.250% 05/21/2008	1,150,000	1,104,314
Emerald Investment Grade CBO Limited(a) 5.070% 05/24/2011	704,413	704,633
Franklin Resources, Inc. 3.700% 04/15/2008	960,000	935,703
Glencore Funding LLC(a) 6.000% 04/15/2014	645,000	606,650
Goldman Sachs Group LP 5.000% 10/01/2014	770,000	754,336
iStar Financial, Inc. REIT 7.000% 03/15/2008	495,000	511,076
iStar Financial, Inc. REIT, Series B 4.875% 01/15/2009	190,000	186,916

	Principal Amount	Market Value
iStar Financial, Inc. REIT, Series B 5.700% 03/01/2014	$350,000	$346,155
Jefferies Group, Inc. 7.500% 08/15/2007	300,000	311,094
Kimco Realty Corp., Series B MTN 7.860% 11/01/2007	1,100,000	1,154,747
Senior Housing Properties Trust REIT 8.625% 01/15/2012	125,000	136,875
Simon Property Group LP 7.375% 01/20/2006	1,000,000	1,001,025
Textron Financial Corp., Series E 2.690% 10/03/2006	1,205,000	1,186,815
Toro Co. 7.800% 06/15/2027	1,005,000	1,174,370
United Dominion Realty Trust, Inc. REIT Series MTN 4.300% 07/01/2007	750,000	739,919
Verizon Global Funding Corp. 7.750% 12/01/2030	250,000	297,164
Weingarten Realty Investors REIT, Series A 7.500% 12/19/2010	955,000	1,065,783
		13,416,915
Food Retailers — 0.4%
Ahold Finance USA, Inc. 6.875% 05/01/2029	860,000	817,000
Delhaize America, Inc. 9.000% 04/15/2031	455,000	534,906
The Kroger Co. 6.750% 04/15/2012	290,000	304,977
		1,656,883
Foods — 1.6%
General Mills, Inc. 2.625% 10/24/2006	2,000,000	1,958,470
General Mills, Inc. 8.900% 06/15/2006	1,000,000	1,015,991
Hershey Foods Corp. 7.200% 08/15/2027	610,000	755,299
Smithfield Foods, Inc. 7.000% 08/01/2011	1,025,000	1,045,500
SuperValu, Inc. 7.875% 08/01/2009	1,500,000	1,588,473
		6,363,733

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Forest Products & Paper — 1.1%
Champion International Corp. 6.400% 02/15/2026	$1,500,000	$1,499,330
International Paper Co. 3.800% 04/01/2008	920,000	891,827
Packaging Corp. of America 5.750% 08/01/2013	360,000	353,548
Sonoco Products Co. 6.500% 11/15/2013	1,500,000	1,629,807
		4,374,512
Healthcare — 0.3%
HCA, Inc. 6.950% 05/01/2012	500,000	518,622
WellPoint Health Networks, Inc. 6.375% 06/15/2006	865,000	870,734
		1,389,356
Heavy Machinery — 1.9%
Briggs & Stratton Corp. 7.250% 09/15/2007	115,000	119,318
Briggs & Stratton Corp. 8.875% 03/15/2011	725,000	812,262
Carlisle Companies, Inc. 7.250% 01/15/2007	1,100,000	1,117,238
Caterpillar Financial Services Corp., Series F 3.625% 11/15/2007	1,340,000	1,310,539
Idex Corp. 6.875% 02/15/2008	775,000	794,086
Kennametal, Inc. 7.200% 06/15/2012	1,048,000	1,137,670
Pentair, Inc. 7.850% 10/15/2009	850,000	924,664
Timken Co. 5.750% 02/15/2010	805,000	807,569
Timken Co., Series A 6.750% 08/21/2006	600,000	602,160
		7,625,506
Home Construction, Furnishings & Appliances — 0.5%
D.R. Horton, Inc. 4.875% 01/15/2010	120,000	116,576
Newell Rubbermaid, Inc. 4.000% 05/01/2010	450,000	425,807
Steelcase, Inc. 6.375% 11/15/2006	1,430,000	1,430,562
		1,972,945

	Principal Amount	Market Value
Industrial – Diversified — 1.6%
American Standard, Inc. 7.375% 02/01/2008	$225,000	$234,402
American Standard, Inc. 7.625% 02/15/2010	800,000	859,902
Blyth, Inc. 7.900% 10/01/2009	550,000	531,907
Bombardier Capital, Inc.(a) 6.125% 06/29/2006	250,000	250,000
Bombardier Capital, Inc.(a) (d) 6.750% 05/01/2012	310,000	286,750
Dover Corp. 6.250% 06/01/2008	750,000	775,394
Ford Motor Co. 6.375% 02/01/2029	490,000	308,700
Leucadia National Corp. 7.750% 08/15/2013	2,000,000	2,110,000
Tyco International Group SA 6.375% 02/15/2006	1,100,000	1,101,796
		6,458,851
Insurance — 0.2%
Humana, Inc. 7.250% 08/01/2006	995,000	1,004,500
Lodging — 0.4%
Hilton Hotels Corp. 7.200% 12/15/2009	65,000	68,252
Hilton Hotels Corp. 7.625% 05/15/2008	460,000	480,159
MGM Mirage 6.000% 10/01/2009	360,000	357,750
MGM Mirage 6.750% 09/01/2012	100,000	101,375
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 05/01/2012	620,000	683,550
		1,691,086
Manufacturing — 0.3%
Millipore Corp. 7.500% 04/01/2007	1,000,000	1,025,442
Media - Broadcasting & Publishing — 0.1%
Belo Corp. 8.000% 11/01/2008	555,000	589,573
Medical Supplies — 0.1%
Bausch & Lomb, Inc. 7.125% 08/01/2028	190,000	205,601

	Principal Amount	Market Value
Metals & Mining — 0.7%
Alcan Aluminum Limited 6.250% 11/01/2008	$800,000	$826,184
Barrick Gold Corp. 7.500% 05/01/2007	2,000,000	2,058,262
		2,884,446
Oil & Gas — 1.1%
Consolidated Natural Gas Co., Series C 6.250% 11/01/2011	1,050,000	1,099,530
KeySpan Gas East Corp., Series MTNA 6.900% 01/15/2008	1,105,000	1,144,805
Lasmo (USA), Inc. 6.750% 12/15/2007	2,000,000	2,069,254
		4,313,589
Real Estate — 0.5%
EOP Operating LP 6.750% 02/15/2008	800,000	827,116
First Industrial LP 7.000% 12/01/2006	1,000,000	1,009,728
		1,836,844
Restaurants — 0.4%
Tricon Global Restaurants, Inc. 8.875% 04/15/2011	1,380,000	1,579,990
Retail — 0.3%
Fred Meyer, Inc. 7.450% 03/01/2008	750,000	781,486
J.C. Penney Co., Inc. 7.950% 04/01/2017	160,000	185,846
The May Department Stores Co. 3.950% 07/15/2007	430,000	422,828
		1,390,160
Telephone Utilities — 1.0%
Cingular Wireless 5.625% 12/15/2006	200,000	201,444
Comcast Cable Communications, Inc. 8.375% 05/01/2007	1,250,000	1,303,514
Qwest Corp. 8.875% 03/15/2012	415,000	467,913
Rogers Wireless Communications, Inc. 6.375% 03/01/2014	410,000	411,025
Rogers Wireless Communications, Inc. 7.616% 12/15/2010	250,000	258,125

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
SBC Communications, Inc. 6.125% 02/15/2008	$350,000	$355,902
Sprint Capital Corp. 6.900% 05/01/2019	360,000	396,500
Verizon New England, Inc. 6.500% 09/15/2011	730,000	748,824
		4,143,247
Transportation — 1.8%
Burlington Northern Santa Fe Corp. 6.750% 03/15/2029	665,000	760,721
Burlington Northern Santa Fe Corp. 7.875% 04/15/2007	750,000	776,243
Burlington Northern Santa Fe Corp., Series H 9.250% 10/01/2006	870,000	896,952
CNF, Inc. 8.875% 05/01/2010	600,000	670,534
CSX Corp. 7.250% 05/01/2027	1,175,000	1,381,808
Hornbeck Offshore Services, Inc., Series B 6.125% 12/01/2014	360,000	351,000
Norfolk Southern Corp. 6.000% 04/30/2008	550,000	560,414
Norfolk Southern Corp. 7.350% 05/15/2007	750,000	773,964
Union Pacific Corp. 6.400% 02/01/2006	950,000	951,020
		7,122,656
TOTAL CORPORATE DEBT (Cost $161,824,574)		161,328,059
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.1%
ABN AMRO Mortgage Corp., Series 2003-12, Class 1A 5.000% 12/25/2033	1,598,189	1,533,047
AES Eastern Energy LP, Series 1999-1, Class A 9.000% 01/02/2017	533,245	602,566
Asset Securitization Corp., Series 1995-MD4, Class A1 7.100% 08/13/2029	69,204	70,399

	Principal Amount	Market Value
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 4.571% 08/25/2034	$681,683	$669,431
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-5, Class IIA 4.014% 07/25/2034	2,130,439	2,070,315
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 3.647% 09/25/2033	531,455	526,731
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 4.154% 02/25/2034	478,472	473,891
CS First Boston Mortgage Securities Corp., Series 1998-C2, Class A1 5.960% 11/11/2030	28,194	28,218
CS First Boston Mortgage Securities Corp., Series 2003-7, Class 1A24 4.500% 02/25/2033	338,059	337,142
CS First Boston Mortgage Securities Corp., Series 2004-C1, Class A1 2.254% 01/15/2037	820,184	796,667
GE Capital Commercial Mortgage Corp., Series 2002-1A, Class A1 5.033% 12/10/2035	419,776	419,788
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 4.603% 08/25/2034	929,711	929,063
IndyMac Bancorp, Inc. Mortgage Loan Trust, Series 2004-AR4, Class 1A 4.630% 08/25/2034	1,498,625	1,496,608
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A6 3.787% 11/21/2034	600,000	575,826

	Principal Amount	Market Value
MASTR Asset Securitization Trust, Series 2003-12, Class 6A1 5.000% 12/25/2033	$2,371,220	$2,274,666
Merrill Lynch Mortgage Investors, Inc., Series 1998-C1, Class A1 6.310% 11/15/2026	177,393	179,499
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA 4.397% 07/25/2033	407,173	405,641
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA 3.894% 02/25/2034	249,868	248,567
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A 5.261% 02/25/2034	89,980	90,726
Starwood Commercial Mortgage Trust, Series 1999-C1A, Class B(a) 6.920% 02/03/2014	1,000,000	1,052,942
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A 4.995% 03/25/2034	908,339	908,652
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 5.600% 06/25/2032	330,973	331,615
Structured Asset Securities Corp., Series 2003-30, Class 1A1 5.500% 10/25/2033	1,639,378	1,603,825
Vendee Mortgage Trust, Series 1992-1, Class 2Z 7.750% 05/15/2022	515,220	548,829
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA1, Class 2A 7.000% 03/25/2034	1,004,916	1,015,823

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA4, Class 2A 6.500% 08/25/2034	$434,484	$441,132
Washington Mutual, Inc., Series 2003-S11, Class A1 5.000% 11/25/2033	3,181,856	3,052,151
Washington Mutual, Inc., Series 2004-AR14, Class A1 4.270% 01/25/2035	2,421,520	2,365,289
Washington Mutual, Inc., Series 2004-AR2, Class A 4.726% 04/25/2044	1,609,491	1,618,312
Wells Fargo Mortgage Backed Securities Trust, Series 2004-P, Class 2A1 4.227% 09/25/2034	1,801,310	1,760,502
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1 4.579% 12/25/2034	2,246,304	2,208,048
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A2 4.110% 06/25/2035	2,135,069	2,095,962
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $33,226,514)		32,731,873
U.S. GOVERNMENT AGENCY OBLIGATIONS — 19.3%
Federal Home Loan Mortgage Corporation (FHLMC) — 0.9%
Collateralized Mortgage Obligations — 0.2%
FHLMC, Series 2178, Class PB 7.000% 08/15/2029	776,327	802,522
Pass-Through Securities — 0.7%
FHLMC 5.500% 11/01/2031	931,045	925,517

	Principal Amount	Market Value
FHLMC 6.000% 09/01/2016- 02/01/2018	$565,235	$576,561
FHLMC 6.500% 09/01/2016	1,050,386	1,077,958
FHLMC 7.500% 10/01/2030- 02/01/2031	128,073	134,561
FHLMC 8.000% 03/01/2027	203,026	218,602
FHLMC 9.000% 03/01/2017	9,952	10,488
		2,943,687
Total Federal Home Loan Mortgage Corporation (FHLMC)		3,746,209
Federal National Mortgage Association (FNMA) — 16.5%
Pass-Through Securities
FNMA 4.500% 04/01/2020- 08/01/2020	12,674,700	12,327,631
FNMA 5.000% 08/01/2035	20,019,375	19,394,553
FNMA 5.500% 02/01/2014- 10/01/2035	30,900,194	30,759,005
FNMA 6.000% 06/01/2016	122,629	125,316
FNMA 6.420% 11/01/2008	171,810	177,630
FNMA 6.500% 07/01/2016	428,272	440,317
FNMA 7.000% 03/01/2031- 04/01/2031	199,351	208,119
FNMA 7.500% 08/01/2029- 06/01/2031	209,508	219,895
FNMA 8.000% 11/01/2029- 09/01/2031	517,683	555,796
FNMA 9.000% 05/01/2009	29,479	30,667
FNMA, Series 347, PO 0.000% 01/01/2034	3,074,257	2,279,273
		66,518,202

	Principal Amount	Market Value
Government National Mortgage Association (GNMA) — 1.8%
Pass-Through Securities
GNMA 4.125% 11/20/2025	$35,049	$35,367
GNMA 4.625% 11/20/2027	7,861	7,908
GNMA 5.000% 02/15/2034	2,207,073	2,182,761
GNMA
6.000% 02/15/2029- 08/15/2032	1,930,536	1,981,685
GNMA
6.500% 05/15/2023- 11/15/2028	1,295,766	1,354,696
GNMA
7.000% 09/15/2023- 08/15/2032	729,783	768,378
GNMA
7.250% 11/20/2021- 01/20/2022	219,375	230,985
GNMA
7.500% 03/15/2017- 06/15/2024	355,644	374,063
GNMA
8.000% 07/15/2006- 04/15/2008	194,964	197,918
		7,133,761
Other Agencies — 0.1%
Pass-Through Securities
New Valley Generation IV 4.687% 01/15/2022	528,337	523,536
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $78,591,583)		77,921,708
U.S. TREASURY OBLIGATIONS — 25.7%
U.S. Treasury Bond — 2.3%
U.S. Treasury Bond(e) 6.125% 08/15/2029	7,680,000	9,356,400
U.S. Treasury Notes — 20.1%
U.S. Treasury Note(d) 3.375% 11/15/2008	8,850,000	8,612,847
U.S. Treasury Note 3.375% 10/15/2009	16,265,000	15,708,431
U.S. Treasury Note 3.875% 05/15/2010	5,605,000	5,499,906
U.S. Treasury Note 4.000% 11/15/2012	175,000	171,254
U.S. Treasury Note(d) 4.000% 02/15/2015	33,455,000	32,446,124

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
U.S. Treasury Note 5.000% 02/15/2011	$6,570,000	$6,766,074
U.S. Treasury Note 5.000% 08/15/2011	11,460,000	11,830,660
		81,035,296
U.S. Treasury Strips — 3.3%
U.S. Treasury Strips, PO 0.000% 05/15/2016	21,000,000	13,186,205
TOTAL U.S. TREASURY OBLIGATIONS (Cost $100,767,908)		103,577,901
TOTAL BONDS & NOTES (Cost $382,609,067)		383,695,272
	Notional Amount
OPTIONS — 0.1%
Bank of America, Call Swaption, Expires 03/08/2006, Strike 4.9225	12,000,000	67,907
Bank of America, Put Swaption, Expires 03/08/2006, Strike 4.9225	12,000,000	83,780
TOTAL OPTIONS (Cost $178,800)		151,687
TOTAL LONG TERM INVESTMENTS (Cost $382,787,867)		383,846,959
	Principal Amount
SHORT-TERM INVESTMENTS — 14.5%
Cash Equivalents — 9.7%(g)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	829,409	829,409
American Beacon Money Market Fund(f)	356,645	356,645
Bank of America 4.230% 01/20/2006	870,877	870,877
Bank of America 4.270% 01/17/2006	638,189	638,189
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	1,658,813	1,658,813

	Notional Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	$829,406	$829,406
Barclays 4.313% 01/17/2006	851,602	851,602
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	829,406	829,406
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	414,703	414,703
BGI Institutional Money Market Fund(f)	1,327,050	1,327,050
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	414,703	414,703
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	829,406	829,406
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	829,406	829,406
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	829,406	829,406
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	495,434	495,434
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	1,658,813	1,658,813
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	829,406	829,406
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	829,406	829,406
Fortis Bank Eurodollar Time Deposit 4.350% 01/03/2006	829,406	829,406
Freddie Mac Discount Note 4.234% 01/30/2006	666,051	666,051
General Electric Capital Corp. 4.274% 01/23/2006	1,649,413	1,649,413
Goldman Sachs Financial Square Prime Obligations Money Market Fund(f)	608,558	608,558
Merrimac Cash Fund, Premium Class(f)	132,705	132,705

	Principal Amount	Market Value
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	$1,658,813	$1,658,813
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	2,703,535	2,703,535
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	1,078,228	1,078,228
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	1,327,050	1,327,050
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	414,703	414,703
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	829,406	829,406
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	829,406	829,406
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	1,244,109	1,244,109
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.230% 01/03/2006	414,703	414,703
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.300% 01/17/2006	1,161,169	1,161,169
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	829,406	829,406
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	829,406	829,406
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	946,534	946,534
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	1,327,050	1,327,050
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	829,406	829,406
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	414,703	414,703
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	829,406	829,406

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	$696,701	$696,701
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	1,658,813	1,658,813
		39,230,760
Commercial Paper — 4.8%
Consolidated Natural Gas Co. 4.470% 01/11/2006	2,125,000	2,122,363
Consolidated Natural Gas Co. 4.480% 01/06/2006	1,870,000	1,868,836
DaimlerChrysler North America Holding Corp. 4.450% 01/05/2006	2,395,000	2,393,816
Fortune Brands, Inc. 4.450% 01/09/2006	2,392,000	2,389,635
Fortune Brands, Inc. 4.450% 01/10/2006	1,760,000	1,758,042
Johnson Controls, Inc.(a) 4.380% 01/03/2006	2,330,000	2,329,432
Public Service Co. of Colorado 4.400% 01/04/2006	2,990,000	2,988,903
WellPoint, Inc.(a) 4.380% 01/04/2006	1,800,000	1,799,343
Wisconsin Gas Co. 4.330% 01/12/2006	1,570,000	1,567,923
		19,218,293
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		58,449,053
TOTAL INVESTMENTS — 109.7% (Cost $441,236,920)(h)		442,296,012
Other Assets/ (Liabilities) — (9.7%)		(38,919,989)
NET ASSETS — 100.0%		$403,376,023

Notes to Portfolio of Investments

MTN - Medium Term Note

PO - Principal Only

REIT - Real Estate Investment Trust

(a)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities amounted to a value of $25,387,933 or 6.3% of net assets.

(b)  Non-income producing security.

(c)  Security is currently in default.

(d)  Denotes all or a portion of security on loan. (Note 2).

(e)  This security is held as collateral for open futures contracts. (Note 2).

(f)  Amount represents shares owned of the fund.

(g)  Represents investments of security lending collateral. (Note 2).

(h)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 59.4%
COMMON STOCK — 59.4%
Advertising — 0.1%
Monster Worldwide, Inc.(a) (b)	8,400	$342,887
Omnicom Group, Inc.	5,700	485,241
		828,128
Aerospace & Defense — 2.1%
Boeing Co.	86,800	6,096,832
General Dynamics Corp.	28,000	3,193,400
Goodrich Corp.	3,900	160,290
Honeywell International, Inc.	27,100	1,009,475
Lockheed Martin Corp.	33,900	2,157,057
Northrop Grumman Corp.	19,900	1,196,189
Raytheon Co.	43,700	1,754,555
Rockwell Collins, Inc.	9,300	432,171
United Technologies Corp.	53,600	2,996,776
		18,996,745
Air Transportation — 0.1%
Southwest Airlines Co.	42,100	691,703
Apparel, Textiles & Shoes — 0.4%
Coach, Inc.(a)	300	10,002
The Gap, Inc.	700	12,348
Jones Apparel Group, Inc.	8,200	251,904
Limited Brands	200	4,470
Liz Claiborne, Inc.(b)	8,400	300,888
Nike, Inc. Cl. B	6,100	529,419
Nordstrom, Inc.	50,900	1,903,660
Reebok International Ltd.	11,100	646,353
VF Corp.	4,700	260,098
		3,919,142
Automotive & Parts — 0.4%
AutoNation, Inc.(a)	21,500	467,195
Ford Motor Co.	105,200	812,144
General Motors Corp.(b)	29,900	580,658
Genuine Parts Co.	9,900	434,808
The Goodyear Tire & Rubber Co.(a) (b)	14,400	250,272
Harley-Davidson, Inc.	14,900	767,201
		3,312,278
Banking, Savings & Loans — 5.0%
AmSouth Bancorporation	10,100	264,721
Bank of America Corp.(b)	191,900	8,856,185
Bank of New York Co., Inc.	37,100	1,181,635
BB&T Corp.	48,200	2,020,062
Capital One Financial Corp.	8,300	717,120

	Number of Shares	Market Value
Comerica, Inc.	21,600	$1,226,016
Compass Bancshares, Inc.	5,500	265,595
Fannie Mae	48,100	2,347,761
Fifth Third Bancorp	100	3,772
First Horizon National Corp.	5,600	215,264
Golden West Financial Corp.	12,700	838,200
JP Morgan Chase & Co.	171,016	6,787,625
KeyCorp	21,100	694,823
Marshall and Ilsley Corp.(b)	6,000	258,240
Mellon Financial Corp.	23,400	801,450
North Fork Bancorporation, Inc.	50	1,368
Northern Trust Corp.	5,400	279,828
Regions Financial Corp.	22,823	779,634
SLM Corp.	21,600	1,189,944
Sovereign Bancorp, Inc.	17,900	386,998
State Street Corp.	17,300	959,112
SunTrust Banks, Inc.	18,600	1,353,336
Synovus Financial Corp.	9,000	243,090
U.S. Bancorp	89,800	2,684,122
Wachovia Corp.	75,333	3,982,102
Washington Mutual, Inc.	47,709	2,075,342
Wells Fargo & Co.	80,600	5,064,098
Zions Bancorp	4,400	332,464
		45,809,907
Beverages — 1.2%
Brown-Forman Corp. Cl. B	3,500	242,620
The Coca-Cola Co.	108,100	4,357,511
Coca-Cola Enterprises, Inc.	13,300	254,961
Constellation Brands, Inc. Cl. A(a)	8,000	209,840
Molson Coors Brewing Co. Cl. B	4,000	267,960
The Pepsi Bottling Group, Inc.	7,300	208,853
PepsiCo, Inc.	87,000	5,139,960
		10,681,705
Broadcasting, Publishing & Printing — 1.6%
Clear Channel Communications, Inc.	24,900	783,105
Dow Jones & Co., Inc.	3,100	110,019
Gannett Co., Inc.	18,200	1,102,374
Knight Ridder, Inc.(b)	3,700	234,210
The McGraw-Hill Companies, Inc.	29,100	1,502,433
Meredith Corp.	3,200	167,488
New York Times Co. Cl. A(b)	7,600	201,020

	Number of Shares	Market Value
Time Warner, Inc.	350,900	$6,119,696
Tribune Co.	11,900	360,094
Univision Communications, Inc. Cl. A(a)	10,300	302,717
Viacom, Inc. Cl. B	118,500	3,863,100
		14,746,256
Building Materials & Construction — 0.1%
Louisiana-Pacific Corp.(b)	4,800	131,856
Masco Corp.	13,600	410,584
Vulcan Materials Co.(b)	100	6,775
		549,215
Chemicals — 0.7%
Air Products & Chemicals, Inc.	100	5,919
Dow Chemical Co.	63,100	2,765,042
Du Pont (E.I.) de Nemours & Co.	500	21,250
Eastman Chemical Co.	7,200	371,448
Monsanto Co.	29,200	2,263,876
Rohm & Haas Co.	15,800	765,036
		6,192,571
Commercial Services — 0.7%
Block (H&R), Inc.(b)	14,600	358,430
Cendant Corp.	300	5,175
Donnelley (R.R.) & Sons Co.	9,100	311,311
eBay, Inc.(a)	11,700	506,025
Equifax, Inc.	21,900	832,638
Fluor Corp.	11,100	857,586
Live Nation(a) (b)	3,112	40,767
Moody's Corp.	8,000	491,360
Paychex, Inc.	17,500	667,100
PerkinElmer, Inc.	29,700	699,732
Robert Half International, Inc.	6,100	231,129
Ryder System, Inc.(b)	2,900	118,958
Waste Management, Inc.	38,700	1,174,545
		6,294,756
Communications — 0.4%
Citizens Communications Co.	18,800	229,924
L-3 Communications Holdings, Inc.	7,300	542,755
Network Appliance, Inc.(a)	19,900	537,300
Qualcomm, Inc.	51,000	2,197,080
Scientific-Atlanta, Inc.	8,000	344,560
Tellabs, Inc.(a)	23,200	252,880
		4,104,499

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Communications Equipment — 0.3%
Motorola, Inc.	128,600	$2,905,074
Computer Integrated Systems Design — 0.2%
Autodesk, Inc.	20,300	871,885
Computer Sciences Corp.(a)	9,300	470,952
Parametric Technology Corp.(a)	13,942	85,046
Sun Microsystems, Inc.(a)	4,400	18,436
		1,446,319
Computer Programming Services — 0.0%
Mercury Interactive Corp.(a)	4,000	111,160
Computers & Information — 2.6%
Apple Computer, Inc.(a)	88,000	6,326,320
Cisco Systems, Inc.(a)	325,500	5,572,560
Comverse Technology, Inc.(a)	100	2,659
Dell, Inc.(a)	9,500	284,905
EMC Corp.(a)	122,800	1,672,536
International Business Machines Corp.	111,700	9,181,740
Jabil Circuit, Inc.(a)	10,100	374,609
Lexmark International, Inc.(a)	100	4,483
Solectron Corp.(a)	52,800	193,248
		23,613,060
Computers & Office Equipment — 0.9%
Electronic Data Systems Corp.	200	4,808
Hewlett-Packard Co.	247,100	7,074,473
Pitney Bowes, Inc.	13,500	570,375
Xerox Corp.(a)	50,100	733,965
		8,383,621
Containers — 0.1%
Bemis Co., Inc.	6,900	192,234
Sealed Air Corp.(a) (b)	9,000	505,530
Temple-Inland, Inc.	12,300	551,655
		1,249,419
Cosmetics & Personal Care — 1.1%
Colgate-Palmolive Co.	27,300	1,497,405
Kimberly-Clark Corp.	27,000	1,610,550
The Procter & Gamble Co.	114,093	6,603,674
		9,711,629
Data Processing & Preparation — 0.5%
Affiliated Computer Services, Inc. Cl. A(a)	3,900	230,802
Automatic Data Processing, Inc.	29,800	1,367,522
First Data Corp.	40,700	1,750,507
Fiserv, Inc.(a)	26,100	1,129,347

	Number of Shares	Market Value
IMS Health, Inc.	5,600	$139,552
NCR Corp.(a)	13,100	444,614
		5,062,344
Electric Utilities — 2.0%
AES Corp.(a)	200	3,166
Allegheny Energy, Inc.(a)	6,300	199,395
Ameren Corp.	6,000	307,440
American Electric Power Co.	23,900	886,451
CenterPoint Energy, Inc.(b)	63,800	819,830
Cinergy Corp.	9,000	382,140
CMS Energy Corp.(a) (b)	4,600	66,746
Consolidated Edison, Inc.(b)	13,200	611,556
Constellation Energy Group, Inc.	5,200	299,520
Dominion Resources, Inc.	10,000	772,000
DTE Energy Co.	5,200	224,588
Duke Energy Corp.(b)	71,100	1,951,695
Edison International	25,300	1,103,333
Entergy Corp.	6,100	418,765
Exelon Corp.(b)	19,500	1,036,230
FirstEnergy Corp.	25,600	1,254,144
FPL Group, Inc.	30,300	1,259,268
NiSource, Inc.	12,400	258,664
PG&E Corp.	29,500	1,095,040
Pinnacle West Capital Corp.(b)	19,400	802,190
PPL Corp.	23,500	690,900
Progress Energy, Inc.	9,600	421,632
Public Service Enterprise Group, Inc.	12,900	838,113
Southern Co.(b)	39,600	1,367,388
Teco Energy, Inc.	4,700	80,746
TXU Corp.	25,800	1,294,902
		18,445,842
Electrical Equipment & Electronics — 4.1%
Advanced Micro Devices, Inc.(a)	22,000	673,200
American Power Conversion Corp.	100	2,200
Analog Devices, Inc.	19,300	692,291
Broadcom Corp. Cl. A(a)	41,200	1,942,580
Emerson Electric Co.	21,700	1,620,990
Freescale Semiconductor, Inc. Cl. B(a)	57,718	1,452,762
General Electric Co.	452,700	15,867,135
Intel Corp.	197,800	4,937,088
Johnson Controls, Inc.	10,000	729,100
Kla-Tencor Corp.	300	14,799
Linear Technology Corp.	300	10,821
LSI Logic Corp.(a)	19,900	159,200
Micron Technology, Inc.(a)	18,800	250,228

	Number of Shares	Market Value
National Semiconductor Corp.	48,900	$1,270,422
Novellus Systems, Inc.(a)	4,800	115,776
Nvidia Corp.(a)	36,900	1,349,064
Rockwell Automation, Inc.	9,600	567,936
Texas Instruments, Inc.	180,800	5,798,256
Xilinx, Inc.	400	10,084
		37,463,932
Energy — 5.9%
Amerada Hess Corp.	6,800	862,376
Anadarko Petroleum Corp.	10,100	956,975
Apache Corp.	14,100	966,132
BJ Services Co.	18,200	667,394
Burlington Resources, Inc.	16,300	1,405,060
Chevron Corp.	96,069	5,453,837
ConocoPhillips	102,200	5,945,996
Devon Energy Corp.	52,300	3,270,842
El Paso Corp.(b)	200	2,432
EOG Resources, Inc.	200	14,674
Exxon Mobil Corp.	268,700	15,092,879
Halliburton Co.	1,000	61,960
Kerr-McGee Corp.	13,375	1,215,252
KeySpan Corp.	6,500	231,985
Kinder Morgan, Inc.(b)	6,200	570,090
Marathon Oil Corp.	15,700	957,229
Nabors Industries Ltd.(a)	8,400	636,300
Nicor, Inc.(b)	10,700	420,617
Occidental Petroleum Corp.	32,800	2,620,064
Peoples Energy Corp.(b)	1,800	63,126
Rowan Companies, Inc.	5,900	210,276
Schlumberger Ltd.(b)	40,500	3,934,575
Sempra Energy	15,700	703,988
Sunoco, Inc.(b)	15,800	1,238,404
Transocean, Inc.(a)	23,100	1,609,839
Valero Energy Corp.	72,400	3,735,840
The Williams Companies, Inc.	23,800	551,446
Xcel Energy, Inc.	11,800	217,828
XTO Energy, Inc.	9,300	408,642
		54,026,058
Entertainment & Leisure — 0.5%
Harrah's Entertainment, Inc.	11,200	798,448
News Corp., Inc. Cl. A	1,300	20,215
The Walt Disney Co.	150,200	3,600,294
		4,418,957
Financial Services — 4.9%
Ameriprise Financial, Inc.	11,480	470,680
Archstone-Smith Trust	27,800	1,164,542
Bear Stearns Companies, Inc.	14,700	1,698,291
CIT Group, Inc.	17,500	906,150
Citigroup, Inc.	305,300	14,816,209

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Countrywide Financial Corp.	28,400	$970,996
E*TRADE Financial Corp.(a)	19,000	396,340
Federated Investors, Inc. Cl. B	4,300	159,272
Franklin Resources, Inc.	7,900	742,679
The Goldman Sachs Group, Inc.	45,100	5,759,721
Huntington Bancshares, Inc.(b)	6,300	149,625
Janus Capital Group, Inc.	12,500	232,875
Lehman Brothers Holdings, Inc.	36,300	4,652,571
MBNA Corp.	62,100	1,686,636
Merrill Lynch & Co., Inc.	88,400	5,987,332
Morgan Stanley	51,900	2,944,806
PNC Financial Services Group, Inc.	25,600	1,582,848
Price (T. Rowe) Group, Inc.	6,800	489,804
Public Storage, Inc.(b)	4,000	270,880
The Charles Schwab Corp.	30,100	441,567
		45,523,824
Foods — 1.3%
Archer-Daniels-Midland Co.	64,400	1,588,104
Campbell Soup Co.	11,100	330,447
ConAgra Foods, Inc.	29,200	592,176
General Mills, Inc.	50,300	2,480,796
Heinz (H. J.) Co.	19,800	667,656
Kellogg Co.	13,500	583,470
The Kroger Co.(a)	165,400	3,122,752
McCormick & Co., Inc.	5,000	154,600
Safeway, Inc.(b)	55,100	1,303,666
Sara Lee Corp.	44,300	837,270
SuperValu, Inc.	16,600	539,168
Sysco Corp.	200	6,210
Tyson Foods, Inc. Cl. A	13,200	225,720
		12,432,035
Forest Products & Paper — 0.0%
International Paper Co.	800	26,888
MeadWestvaco Corp.	100	2,803
Plum Creek Timber Co., Inc.	9,400	338,870
Weyerhaeuser Co.	100	6,634
		375,195
Healthcare — 0.9%
Caremark Rx, Inc.(a)	16,700	864,893
Coventry Health Care, Inc.(a)	6,600	375,936
Express Scripts, Inc.(a)	14,600	1,223,480
HCA, Inc.(b)	41,400	2,090,700

	Number of Shares	Market Value
Humana, Inc.(a)	7,800	$423,774
Laboratory Corp. of America Holdings(a) (b)	5,700	306,945
Manor Care, Inc.	11,000	437,470
UnitedHealth Group, Inc.	46,900	2,914,366
		8,637,564
Home Construction, Furnishings & Appliances — 0.3%
Centex Corp.(b)	6,800	486,132
D.R. Horton, Inc.	12,200	435,906
KB Home(b)	5,200	377,832
Lennar Corp. Cl. A(b)	14,100	860,382
Maytag Corp.	4,300	80,926
Pulte Homes, Inc.	11,400	448,704
Whirlpool Corp.(b)	3,800	318,288
		3,008,170
Household Products — 0.5%
Black & Decker Corp.(b)	4,600	400,016
The Clorox Co.	4,800	273,072
Corning, Inc.(a)	144,400	2,838,904
Newell Rubbermaid, Inc.	29,000	689,620
Snap-on, Inc.(b)	3,000	112,680
The Stanley Works	5,100	245,004
		4,559,296
Industrial – Distribution — 0.0%
Grainger (W.W.), Inc.	4,100	291,510
Industrial – Diversified — 0.9%
3M Co.	40,200	3,115,500
Cooper Industries Ltd. Cl. A	4,800	350,400
Danaher Corp.	7,500	418,350
Eaton Corp.	100	6,709
Illinois Tool Works, Inc.(b)	10,900	959,091
ITT Industries, Inc.	5,000	514,100
Tyco International Ltd.	105,731	3,051,397
		8,415,547
Information Retrieval Services — 0.2%
Yahoo!, Inc.(a)	38,800	1,520,184
Insurance — 4.1%
ACE Ltd.	16,300	871,072
Aetna, Inc.	19,700	1,857,907
AFLAC, Inc.	26,200	1,216,204
Allstate Corp.	32,000	1,730,240
Ambac Financial Group, Inc.	3,400	262,004
American International Group, Inc.	78,700	5,369,701
Aon Corp.	28,000	1,006,600
Chubb Corp.	10,400	1,015,560
Cigna Corp.	12,800	1,429,760
Cincinnati Financial Corp.	9,200	411,056

	Number of Shares	Market Value
The Hartford Financial Services Group, Inc.	27,000	$2,319,030
Jefferson-Pilot Corp.	12,100	688,853
Lincoln National Corp.(b)	22,700	1,203,781
Loews Corp.	6,600	626,010
Marsh & McLennan Companies, Inc.	15,700	498,632
MBIA, Inc.(b)	17,700	1,064,832
Metlife, Inc.	96,300	4,718,700
MGIC Investment Corp.	8,500	559,470
Principal Financial Group, Inc.	36,800	1,745,424
Progressive Corp.(b)	9,600	1,121,088
Prudential Financial, Inc.	46,300	3,388,697
Safeco Corp.	6,900	389,850
St. Paul Travelers Companies	35,235	1,573,947
Torchmark Corp.	5,800	322,480
UnumProvident Corp.	27,100	616,525
WellPoint, Inc.(a)	22,800	1,819,212
		37,826,635
Lodging — 0.2%
Hilton Hotels Corp.	100	2,411
Marriott International, Inc. Cl. A	12,700	850,519
Starwood Hotels & Resorts Worldwide, Inc.	16,200	1,034,532
		1,887,462
Machinery & Components — 0.2%
Cummins, Inc.	2,500	224,325
Dover Corp.	6,400	259,136
Ingersoll-Rand Co. Cl. A	33,000	1,332,210
Parker Hannifin Corp.	6,300	415,548
		2,231,219
Manufacturing — 0.3%
American Standard Companies, Inc.	9,900	395,505
Applied Materials, Inc.	86,000	1,542,840
Avery Dennison Corp.(b)	3,400	187,918
Millipore Corp.(a) (b)	2,700	178,308
		2,304,571
Medical Supplies — 1.0%
Agilent Technologies, Inc.(a)	43,400	1,444,786
Allergan, Inc.	6,900	744,924
Applera Corp.-Applied Biosystems Group	11,100	294,816
Bausch & Lomb, Inc.	5,900	400,610
Baxter International, Inc.	62,500	2,353,125
Becton, Dickinson & Co.	15,200	913,216
Boston Scientific Corp.(a)	100	2,449

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Fisher Scientific International, Inc.(a)	6,200	$383,532
Medtronic, Inc.	39,000	2,245,230
St. Jude Medical, Inc.(a)	12,000	602,400
Thermo Electron Corp.(a)	5,000	150,650
Waters Corp.(a)	100	3,780
		9,539,518
Metals & Mining — 0.5%
Allegheny Technologies, Inc.	5,600	202,048
Freeport-McMoRan Copper & Gold, Inc. Cl. B(b)	31,600	1,700,080
Nucor Corp.(b)	28,600	1,908,192
Phelps Dodge Corp.	6,400	920,768
United States Steel Corp.	200	9,614
		4,740,702
Pharmaceuticals — 4.9%
Abbott Laboratories	80,900	3,189,887
AmerisourceBergen Corp.(b)	25,200	1,043,280
Amgen, Inc.(a)	67,300	5,307,278
Cardinal Health, Inc.	19,300	1,326,875
Genzyme Corp.(a)	13,200	934,296
Gilead Sciences, Inc.(a)	100	5,263
Hospira, Inc.(a)	26,890	1,150,354
Johnson & Johnson	98,000	5,889,800
King Pharmaceuticals, Inc.(a)	16,600	280,872
McKesson Corp.	37,500	1,934,625
Medco Health Solutions, Inc.(a)	30,400	1,696,320
MedImmune, Inc.(a)	7,600	266,152
Merck & Co., Inc.	214,600	6,826,426
Mylan Laboratories, Inc.	11,300	225,548
Pfizer, Inc.	402,400	9,383,968
Schering-Plough Corp.	48,300	1,007,055
Watson Pharmaceutical, Inc.(a)	48,700	1,583,237
Wyeth	70,100	3,229,507
		45,280,743
Photography Equipment/Supplies — 0.0%
Eastman Kodak Co.(b)	100	2,340
Prepackaged Software — 2.0%
Adobe Systems, Inc.	24,600	909,216
BMC Software, Inc.(a)	21,900	448,731
Citrix Systems, Inc.(a)	54,500	1,568,510
Computer Associates International, Inc.(b)	24,200	682,198
Compuware Corp.(a)	73,500	659,295
Electronic Arts, Inc.(a)	400	20,924
Intuit, Inc.(a)	17,300	922,090
Microsoft Corp.	346,600	9,063,590

	Number of Shares	Market Value
Novell, Inc.(a)	83,600	$738,188
Oracle Corp.(a) (b)	193,900	2,367,519
Siebel Systems, Inc.	27,000	285,660
Symantec Corp.(a)	37,297	652,698
		18,318,619
Real Estate — 0.2%
Equity Office Properties Trust	21,300	646,029
Equity Residential REIT(b)	15,000	586,800
ProLogis	9,700	453,184
Simon Property Group, Inc. REIT	5,400	413,802
		2,099,815
Restaurants — 0.5%
Darden Restaurants, Inc.	18,600	723,168
McDonald's Corp.	88,700	2,990,964
Wendy's International, Inc.	100	5,526
Yum! Brands, Inc.	17,800	834,464
		4,554,122
Retail — 1.9%
Bed Bath & Beyond, Inc.(a)	100	3,615
Best Buy Co., Inc.	1,550	67,394
Circuit City Stores, Inc.	100	2,259
Costco Wholesale Corp.(b)	33,000	1,632,510
Dillards, Inc. Cl. A	5,100	126,582
Dollar General Corp.	39,400	751,358
Federated Department Stores, Inc.	63,251	4,195,439
The Home Depot, Inc.	66,300	2,683,824
J.C. Penney Co., Inc.	300	16,680
Lowe's Companies, Inc.	900	59,994
Office Depot, Inc.(a)	38,800	1,218,320
Sears Holdings Corp.(a) (b)	100	11,553
Staples, Inc.	750	17,033
Tiffany & Co.	17,400	666,246
Wal-Mart Stores, Inc.	131,600	6,158,880
		17,611,687
Retail – Grocery — 0.1%
Albertson's, Inc.	45,200	965,020
Telephone Utilities — 1.6%
AT&T, Inc.	225,281	5,517,132
BellSouth Corp.	99,600	2,699,160
CenturyTel, Inc.	14,300	474,188
Qwest Communications International, Inc.(a) (b)	87,500	494,375
Sprint Nextel Corp.	101,165	2,363,214
Verizon Communications, Inc.	93,468	2,815,256
		14,363,325

	Number of Shares	Market Value
Tobacco — 1.0%
Altria Group, Inc.	108,100	$8,077,232
Reynolds American, Inc.(b)	12,200	1,163,026
UST, Inc.(b)	9,400	383,802
		9,624,060
Toys, Games — 0.0%
Hasbro, Inc.	9,500	191,710
Transportation — 0.9%
Burlington Northern Santa Fe Corp.	68,000	4,815,760
Carnival Corp.	100	5,347
CSX Corp.	15,200	771,704
FedEx Corp.	100	10,339
Norfolk Southern Corp.	28,300	1,268,689
United Parcel Service, Inc. Cl. B	16,000	1,202,400
		8,074,239
Travel — 0.0%
Sabre Holdings Corp.	4,300	103,673
TOTAL COMMON STOCK (Cost $409,360,825)		547,447,105
TOTAL EQUITIES (Cost $409,360,825)		547,447,105
RIGHTS — 0.0%
Computers & Information
Seagate Technology(a) (c)	21,700	-
TOTAL RIGHTS (Cost $0)		-
	Principal Amount
BONDS & NOTES — 29.9%
ASSET BACKED SECURITIES — 0.7%
Financial Services
Chase Mortgage Finance Co., Series 2003-S11, Class 1A-1 5.000% 10/25/2033	$2,031,611	1,948,805
Oak Hill Credit Partners, Series 1A, Class A2 4.530% 09/12/2013	1,500,000	1,505,625
Travelers Funding Limited, Series 1A, Class A1(d) 6.300% 02/18/2014	2,208,434	2,226,985

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Vanderbilt Mortgage and Finance, Inc., Series 2002-C, Class A2 4.230% 02/07/2015	$738,309	$732,232
TOTAL ASSET BACKED SECURITIES (Cost $6,417,484)		6,413,647
CORPORATE DEBT — 12.1%
Aerospace & Defense — 0.2%
Goodrich (B.F.) Co. 7.500% 04/15/2008	1,800,000	1,889,847
Air Transportation — 0.0%
US Airways, Inc. Class B(a) (e) 7.500% 04/15/2008	869,681	10,871
Apparel, Textiles & Shoes — 0.1%
Kellwood Co. 7.625% 10/15/2017	130,000	117,625
Kellwood Co. 7.875% 07/15/2009	165,000	163,730
Mohawk Industries, Inc., Series D 7.200% 04/15/2012	750,000	826,610
		1,107,965
Automotive & Parts — 0.1%
American Honda Finance Corp.(d) 3.850% 11/06/2008	700,000	681,061
General Motors Corp.(b) 8.375% 07/15/2033	475,000	313,500
Navistar International Corp. 7.500% 06/15/2011	320,000	304,800
		1,299,361
Banking, Savings & Loans — 1.4%
American General Finance Corp. 5.875% 07/14/2006	775,000	779,593
Ametek, Inc. 7.200% 07/15/2008	1,040,000	1,083,491
Bank of America Corp. 4.250% 10/01/2010	800,000	777,923
CIT Group, Inc. 7.375% 04/02/2007	900,000	926,212
DaimlerChrysler North American Holding Corp. 4.050% 06/04/2008	2,000,000	1,946,990

	Principal Amount	Market Value
DaimlerChrysler North American Holding Corp. 4.125% 03/07/2007	$525,000	$518,528
General Motors Acceptance Corp. 6.150% 04/05/2007	865,000	817,036
Household Finance Corp. 4.125% 12/15/2008	875,000	854,399
Household Finance Corp. 6.375% 10/15/2011	750,000	792,808
JP Morgan Chase & Co. 3.125% 12/11/2006	1,000,000	983,554
Kern River Funding Corp.(d) 4.893% 04/30/2018	665,751	652,529
Oak Hill Securities Fund II(d) 8.920% 10/15/2006	500,000	502,050
SLM Corp. 5.000% 10/01/2013	645,000	637,500
SLM Corp. 5.625% 08/01/2033	305,000	306,403
Telecom Italia Capital SA 6.000% 09/30/2034	410,000	394,976
Wells Fargo & Co. 4.125% 03/10/2008	470,000	462,942
		12,436,934
Beverages — 0.3%
Anheuser-Busch Cos., Inc. 5.050% 10/15/2016	725,000	723,155
Anheuser-Busch Cos., Inc. 6.500% 02/01/2043	775,000	884,779
Constellation Brands, Inc. 8.000% 02/15/2008	210,000	218,925
Foster's Finance Corp.(d) 6.875% 06/15/2011	835,000	899,505
		2,726,364
Broadcasting, Publishing & Printing — 0.7%
American Greetings Corp. 6.100% 08/01/2028	1,445,000	1,466,675
Clear Channel Communications, Inc. 6.000% 11/01/2006	200,000	201,631
Cox Communications, Inc. 4.625% 01/15/2010	1,850,000	1,790,898
Cox Communications, Inc. 6.750% 03/15/2011	700,000	731,996

	Principal Amount	Market Value
Dow Jones & Co., Inc. 3.875% 02/15/2008	$800,000	$784,220
Rogers Cable, Inc. 5.500% 03/15/2014	425,000	397,906
Shaw Communications, Inc. 8.250% 04/11/2010	415,000	445,606
USA Interactive 7.000% 01/15/2013	900,000	925,993
		6,744,925
Building Materials & Construction — 0.2%
Chemed Corp. 8.750% 02/24/2011	485,000	520,162
Vulcan Materials Co. 6.000% 04/01/2009	1,250,000	1,304,404
		1,824,566
Chemicals — 0.3%
Chevron Phillips Chemical Co. LLC 5.375% 06/15/2007	615,000	617,018
Cytec Industries, Inc. 5.500% 10/01/2010	335,000	326,267
ICI Wilmington, Inc. 7.050% 09/15/2007	735,000	756,255
Lubrizol Corp. 4.625% 10/01/2009	480,000	470,460
Lubrizol Corp. 5.875% 12/01/2008	325,000	330,703
Sealed Air Corp.(d) 6.875% 07/15/2033	145,000	150,026
		2,650,729
Commercial Services — 0.3%
Allied Waste North America, Inc. 8.875% 04/01/2008	140,000	147,700
Allied Waste North America, Inc., Series B 5.750% 02/15/2011	300,000	284,250
Donnelley (R.R.) & Sons Co. 4.950% 05/15/2010	400,000	390,034
ERAC USA Finance Co.(d) 6.700% 06/01/2034	670,000	720,795
ERAC USA Finance Co.(d) 6.750% 05/15/2007	1,000,000	1,017,111
		2,559,890
Computer Programming Services — 0.0%
Electronic Data Systems Corp., Series B 6.500% 08/01/2013	310,000	318,591

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Data Processing & Preparation — 0.0%
Certegy, Inc. 4.750% 09/15/2008	$220,000	$219,930
Electric Utilities — 1.6%
Allegheny Energy Supply Co. LLC(d) 8.250% 04/15/2012	275,000	310,062
Centerpoint Energy, Inc. Series B 5.875% 06/01/2008	1,085,000	1,099,661
Dominion Resources, Inc. 5.150% 07/15/2015	770,000	745,993
Duke Energy Field Services Corp. 7.875% 08/16/2010	1,800,000	1,990,696
Elwood Energy LLC 8.159% 07/05/2026	216,758	233,253
Entergy Gulf States, Inc. 5.250% 08/01/2015	995,000	934,666
FirstEnergy Corp., Series A 5.500% 11/15/2006	625,000	627,246
Homer City Funding LLC 8.734% 10/01/2026	455,078	530,166
Ipalco Enterprises, Inc. 8.375% 11/14/2008	975,000	1,021,312
Kansas Gas & Electric Co. 5.647% 03/29/2021	310,000	306,816
MidAmerican Energy Holdings Co. 3.500% 05/15/2008	1,050,000	1,013,091
MidAmerican Funding LLC 6.750% 03/01/2011	145,000	155,499
Monongahela Power Co. 6.700% 06/15/2014	400,000	437,826
Nevada Power Co., Series L 5.875% 01/15/2015	450,000	446,545
Nisource Finance Corp. 3.200% 11/01/2006	480,000	473,058
Northwestern Corp. 5.875% 11/01/2014	485,000	485,912
Pacific Gas & Electric Co. 6.050% 03/01/2034	570,000	589,927
PSEG Energy Holdings, Inc. 8.625% 02/15/2008	250,000	260,000
Tampa Electric Co. 5.375% 08/15/2007	700,000	703,008

	Principal Amount	Market Value
Tenaska Oklahoma(d) 6.528% 12/30/2014	$563,779	$554,855
TransAlta Corp. 5.750% 12/15/2013	1,000,000	1,014,851
Tri-State Generation & Transmission Association, Series 2003, Class A(d) 6.040% 01/31/2018	430,000	442,724
Tri-State Generation & Transmission Association, Series 2003, Class B(d) 7.144% 07/31/2033	525,000	594,316
TXU Corp., Series P 5.550% 11/15/2014	210,000	199,466
		15,170,949
Electrical Equipment & Electronics — 0.1%
Avnet, Inc. 8.000% 11/15/2006	105,000	107,301
Thomas & Betts Corp. 6.500% 01/15/2006	340,000	340,072
Thomas & Betts Corp., Series B MTN 6.390% 02/10/2009	200,000	205,885
		653,258
Energy — 0.8%
Australian Gas Light Co. Limited(d) 6.400% 04/15/2008	710,000	729,620
Boardwalk Pipelines LLC 5.500% 02/01/2017	175,000	173,562
Buckeye Partners LP 4.625% 07/15/2013	350,000	334,309
Chesapeake Energy Corp.(d) 6.500% 08/15/2017	300,000	301,500
Colonial Pipeline Co.(d) 7.630% 04/15/2032	750,000	983,779
Enterprise Products Operating LP 7.500% 02/01/2011	600,000	652,754
Enterprise Products Operating LP, Series B 4.000% 10/15/2007	45,000	44,060
Gulf South Pipeline Co., LP(d) 5.050% 02/01/2015	150,000	147,320
Mobil Corp. 8.625% 08/15/2021	1,050,000	1,454,978
OAO Gazprom(d) 9.625% 03/01/2013	290,000	349,812

	Principal Amount	Market Value
Pacific Energy Partners, LP/Pacific Energy Finance Corp.(d) 6.250% 09/15/2015	$100,000	$98,500
Pacific Energy Partners, LP/Pacific Energy Finance Corp. 7.125% 06/15/2014	365,000	375,950
Piedmont Natural Gas Co., Series E 6.000% 12/19/2033	400,000	428,330
Plains All American Pipeline Co. 5.625% 12/15/2013	520,000	526,495
The Premcor Refining Group, Inc. 6.750% 05/01/2014	230,000	241,592
XTO Energy, Inc. 4.900% 02/01/2014	850,000	830,049
		7,672,610
Entertainment & Leisure — 0.2%
Harrah's Operating Co., Inc. 5.500% 07/01/2010	385,000	384,846
Liberty Media Corp. 3.500% 09/25/2006	500,000	494,870
Walt Disney Co. 6.750% 03/30/2006	650,000	653,099
		1,532,815
Financial Services — 1.7%
Countrywide Home Loans, Inc. 3.250% 05/21/2008	920,000	883,451
Emerald Investment Grade CBO Limited(d) 5.070% 05/24/2011	2,113,238	2,113,898
Franklin Resources, Inc. 3.700% 04/15/2008	800,000	779,753
Glencore Funding LLC(d) 6.000% 04/15/2014	500,000	470,271
The Goldman Sachs Group, Inc. 5.150% 01/15/2014	775,000	769,897
iStar Financial, Inc. REIT 7.000% 03/15/2008	250,000	258,119
iStar Financial, Inc. REIT, Series B 4.875% 01/15/2009	165,000	162,322
iStar Financial, Inc. REIT, Series B 5.700% 03/01/2014	310,000	306,594

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Kimco Realty Corp., Series B MTN 7.860% 11/01/2007	$1,325,000	$1,390,945
Merrill Lynch & Co., Inc. 2.940% 01/30/2006	3,150,000	3,146,557
Senior Housing Properties Trust REIT 8.625% 01/15/2012	100,000	109,500
Simon Property Group LP 6.875% 11/15/2006	750,000	761,413
Textron Financial Corp., Series E 2.690% 10/03/2006	1,710,000	1,684,194
Toro Co. 7.800% 06/15/2027	1,300,000	1,519,085
Verizon Global Funding Corp. 7.750% 12/01/2030	525,000	624,045
Weingarten Realty Investors REIT, Series A 7.500% 12/19/2010	770,000	859,322
		15,839,366
Food Retailers — 0.2%
Ahold Finance USA, Inc. 6.875% 05/01/2029	640,000	608,000
Delhaize America, Inc. 9.000% 04/15/2031	325,000	382,076
The Kroger Co. 6.750% 04/15/2012	375,000	394,367
		1,384,443
Foods — 0.8%
General Mills, Inc. 2.625% 10/24/2006	1,815,000	1,777,312
General Mills, Inc. 8.900% 06/15/2006	2,250,000	2,285,980
Smithfield Foods, Inc. 7.000% 08/01/2011	860,000	877,200
SuperValu, Inc.(f) 7.875% 08/01/2009	2,000,000	2,117,964
		7,058,456
Forest Products & Paper — 0.1%
Champion International Corp. 6.400% 02/15/2026	1,000,000	999,553
Packaging Corp. of America 5.750% 08/01/2013	250,000	245,520
		1,245,073

	Principal Amount	Market Value
Healthcare — 0.1%
HCA, Inc. 6.950% 05/01/2012	$450,000	$466,760
WellPoint Health Networks, Inc. 6.375% 06/15/2006	635,000	639,209
		1,105,969
Heavy Machinery — 0.4%
Briggs & Stratton Corp. 8.875% 03/15/2011	550,000	616,199
Caterpillar Financial Services Corp., Series F, MTN 4.500% 09/01/2008	600,000	595,177
Kennametal, Inc. 7.200% 06/15/2012	920,000	998,718
Timken Co. 5.750% 02/15/2010	530,000	531,691
Timken Co., Series A 6.750% 08/21/2006	500,000	501,800
		3,243,585
Home Construction, Furnishings & Appliances — 0.2%
D.R. Horton, Inc. 4.875% 01/15/2010	80,000	77,717
Newell Rubbermaid, Inc. 4.000% 05/01/2010	320,000	302,796
Steelcase, Inc. 6.375% 11/15/2006	1,150,000	1,150,452
		1,530,965
Industrial – Diversified — 0.4%
American Standard, Inc. 7.625% 02/15/2010	700,000	752,414
Bombardier Capital, Inc(d) 6.125% 06/29/2006	210,000	210,000
Bombardier Capital, Inc.(b) (d) 6.750% 05/01/2012	245,000	226,625
Ford Motor Co. 6.375% 02/01/2029	345,000	217,350
Leucadia National Corp.(f) 7.750% 08/15/2013	1,150,000	1,213,250
Tyco International Group SA 6.375% 02/15/2006	1,300,000	1,302,123
		3,921,762
Lodging — 0.2%
Hilton Hotels Corp. 7.200% 12/15/2009	355,000	372,761

	Principal Amount	Market Value
MGM Mirage 6.000% 10/01/2009	$250,000	$248,437
MGM Mirage 6.750% 09/01/2012	725,000	734,969
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 05/01/2012	495,000	545,737
		1,901,904
Manufacturing — 0.5%
Millipore Corp. 7.500% 04/01/2007	4,250,000	4,358,128
Media – Broadcasting & Publishing — 0.0%
Belo Corp. 8.000% 11/01/2008	400,000	424,918
Medical Supplies — 0.0%
Bausch & Lomb, Inc. 7.125% 08/01/2028	135,000	146,085
Oil & Gas — 0.0%
Consolidated Natural Gas Co., Series C 6.250% 11/01/2011	200,000	209,434
Real Estate — 0.1%
First Industrial LP 7.600% 05/15/2007	700,000	719,683
Restaurants — 0.1%
Aramark Services, Inc. 7.100% 12/01/2006	15,000	15,232
Tricon Global Restaurants, Inc. 8.875% 04/15/2011	1,020,000	1,167,818
		1,183,050
Retail — 0.1%
J.C. Penney Co., Inc. 7.950% 04/01/2017	115,000	133,577
The May Department Stores Co. 3.950% 07/15/2007	365,000	358,913
		492,490
Telephone Utilities — 0.4%
Comcast Cable Communications, Inc. 8.375% 05/01/2007	2,500,000	2,607,027
Qwest Corp. 8.875% 03/15/2012	300,000	338,250
Rogers Wireless Communications, Inc. 6.375% 03/01/2014	350,000	350,875
Sprint Capital Corp. 6.900% 05/01/2019	255,000	280,854
		3,577,006

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Transportation — 0.5%
Burlington Northern Santa Fe Corp. 6.750% 03/15/2029	$490,000	$560,532
Burlington Northern Santa Fe Corp., Series H 9.250% 10/01/2006	1,120,000	1,154,696
CSX Corp. 7.250% 05/01/2027	800,000	940,806
Hornbeck Offshore Services, Inc.(d) 6.125% 12/01/2014	315,000	307,125
Norfolk Southern Corp. 6.000% 04/30/2008	450,000	458,520
Union Pacific Corp. 6.400% 02/01/2006	750,000	750,805
		4,172,484
TOTAL CORPORATE DEBT (Cost $111,278,805)		111,334,406
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.6%
Collateralized Mortgage Obligations
ABN AMRO Mortgage Corp., Series 2003-12, Class 1A 5.000% 12/25/2033	1,398,416	1,341,416
AES Eastern Energy LP, Series 1999-1, Class A 9.000% 01/02/2017	454,417	513,491
Asset Securitization Corp., Series 1995-MD4, Class A1 7.100% 08/13/2029	179,930	183,038
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 3.647% 09/25/2033	454,308	450,270
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 4.154% 02/25/2034	426,275	422,194
CS First Boston Mortgage Securities Corp., Series 1998-C2, Class A1 5.960% 11/11/2030	84,580	84,653
CS First Boston Mortgage Securities Corp., Series 2003-7, Class 1A24 4.500% 02/25/2033	290,612	289,824

	Principal Amount	Market Value
CS First Boston Mortgage Securities Corp., Series 2004-C1, Class A1 2.254% 01/15/2037	$732,307	$711,310
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 4.603% 08/25/2034	795,180	794,625
IndyMac Bancorp, Inc. Mortgage Loan Trust, Series 2004-AR4, Class 1A 4.630% 08/25/2034	1,291,918	1,290,179
MASTR Asset Securitization Trust, Series 2003-12, Class 6A1 5.000% 12/25/2033	2,371,220	2,274,666
Merrill Lynch Mortgage Investors, Inc., Series 1998-C1, Class A1 6.310% 11/15/2026	456,154	461,571
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA 4.397% 07/25/2033	363,155	361,789
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA 3.894% 02/25/2034	218,635	217,497
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A 5.261% 02/25/2034	78,733	79,385
Starwood Commercial Mortgage Trust, Series 1999-C1A, Class B(d) 6.920% 02/03/2014	3,000,000	3,158,826
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A 4.995% 03/25/2034	779,800	780,069
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 5.600% 06/25/2032	275,811	276,346

	Principal Amount	Market Value
Structured Asset Securities Corp., Series 2003-30, Class 1A1 5.500% 10/25/2033	$1,639,378	$1,603,825
Vendee Mortgage Trust, Series 1992-1, Class 2Z 7.750% 05/15/2022	721,308	768,360
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA1, Class 2A 7.000% 03/25/2034	851,624	860,867
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA4, Class 2A 6.500% 08/25/2034	348,856	354,194
Washington Mutual, Inc., Series 2003-S11, Class A1 5.000% 11/25/2033	2,757,609	2,645,197
Washington Mutual, Inc., Series 2004-AR2, Class A 4.726% 04/25/2044	1,337,863	1,345,196
Wells Fargo Mortgage Backed Securities Trust, Series 2004-P, Class 2A1 4.227% 09/25/2034	1,456,378	1,423,385
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A2 4.110% 06/25/2035	1,556,821	1,528,306
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $24,413,613)		24,220,479
U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.3%
Federal Home Loan Mortgage Corporation (FHLMC) — 0.3%
Pass-Through Securities
FHLMC 6.000% 09/01/2016- 02/01/2018	648,512	661,507
FHLMC 6.500% 08/01/2016- 09/01/2016	520,874	534,546

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
FHLMC 7.500% 02/01/2030- 02/01/2031	$835,883	$879,958
FHLMC 8.000% 08/01/2026- 03/01/2028	272,630	293,546
FHLMC
9.000% 03/01/2017	29,855	31,464
		2,401,021
Federal National Mortgage Association (FNMA) — 5.1%
Pass-Through Securities
FNMA 4.500% 04/01/2020- 08/01/2020	9,120,570	8,870,823
FNMA 5.000% 09/01/2035	7,693,710	7,453,582
FNMA 5.500% 11/01/2033- 09/01/2035	5,646,330	5,597,434
FNMA 6.000% 05/01/2016- 06/01/2016	308,787	315,553
FNMA 7.000% 01/01/2031- 05/01/2031	1,046,071	1,092,093
FNMA 7.500% 09/01/2029- 05/01/2030	371,016	389,400
FNMA 8.000% 02/01/2030- 08/01/2031	271,883	292,236
FNMA TBA(g) 5.000% 01/01/2036	7,000,000	6,780,157
FNMA TBA(g) 5.500% 01/01/2021- 01/01/2036	15,040,000	14,994,020
FNMA, Series 347, PO 0.000% 01/01/2034	2,205,782	1,635,381
		47,420,679
Government National Mortgage Association (GNMA) — 0.9%
Pass-Through Securities
GNMA 5.000% 02/15/2034	1,625,502	1,607,596
GNMA
6.000% 01/15/2032- 08/15/2032	2,043,543	2,097,847
GNMA 6.500% 10/15/2028- 03/15/2029	1,957,429	2,051,324

	Principal Amount	Market Value
GNMA 7.000% 04/15/2023- 08/15/2032	$420,468	$443,724
GNMA 7.250% 06/20/2021- 05/20/2022	1,182,696	1,244,577
GNMA 7.500% 09/15/2016- 10/15/2017	279,297	294,032
GNMA 8.000% 08/15/2006- 05/15/2008	228,296	232,402
GNMA
9.000% 08/15/2008- 09/15/2009	101,876	105,728
		8,077,230
Other Agencies — 0.0%
Pass-Through Securities
New Valley Generation IV
4.687% 01/15/2022	360,230	356,956
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $58,241,710)		58,255,886
U.S. TREASURY OBLIGATIONS — 8.2%
U.S. Treasury Bonds — 2.4%
U.S. Treasury Bond(b) (h) 6.125% 08/15/2029	7,310,000	8,905,636
U.S. Treasury Bond(f) (h) 8.750% 05/15/2017	9,515,000	13,074,205
		21,979,841
U.S. Treasury Notes — 5.8%
U.S. Treasury Note(b) 3.375% 11/15/2008	740,000	720,170
U.S. Treasury Note(b) 3.375% 10/15/2009	10,090,000	9,744,732
U.S. Treasury Note(b) 3.875% 05/15/2010	25,545,000	25,066,031
U.S. Treasury Note 4.000% 11/15/2012	125,000	122,324
U.S. Treasury Note(b) 4.000% 02/15/2015	17,480,000	16,952,870
U.S. Treasury Note 5.625% 05/15/2008	575,000	590,723
		53,196,850
TOTAL U.S. TREASURY OBLIGATIONS (Cost $72,469,616)		75,176,691
TOTAL BONDS & NOTES (Cost $272,821,228)		275,401,109

	Notional Amount	Market Value
OPTIONS — 0.0%
Bank of America, Call Swaption, Expires 03/08/2006, Strike 4.9225	$8,600,000	$48,667
Bank of America, Put Swaption, Expires 03/08/2006, Strike 4.9225	8,600,000	60,042
TOTAL OPTIONS (Cost $128,140)		108,709
TOTAL LONG TERM INVESTMENTS (Cost $682,310,193)		822,956,923
SHORT-TERM INVESTMENTS — 22.2%
Cash Equivalents — 9.5%(j)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	1,847,638	1,847,638
American Beacon Money Market Fund(i)	794,483	794,483
Bank of America 4.230% 01/20/2006	1,940,016	1,940,016
Bank of America 4.270% 01/17/2006	1,421,667	1,421,667
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	3,695,269	3,695,269
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	1,847,634	1,847,634
Barclays 4.313% 01/17/2006	1,897,078	1,897,078
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	1,847,634	1,847,634
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	923,817	923,817
BGI Institutional Money Market Fund(i)	2,956,215	2,956,215
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	923,817	923,817
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	1,847,634	1,847,634
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	1,847,634	1,847,634

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	$1,847,634	$1,847,634
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	1,103,659	1,103,659
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	3,695,269	3,695,269
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	1,847,634	1,847,634
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	1,847,634	1,847,634
Fortis Bank Eurodollar Time Deposit 4.350% 01/03/2006	1,847,634	1,847,634
Freddie Mac Discount Note 4.234% 01/30/2006	1,483,735	1,483,735
General Electric Capital Corp. 4.274% 01/23/2006	3,674,329	3,674,329
Goldman Sachs Financial Square Prime Obligations Money Market Fund(i)	1,355,659	1,355,659
Merrimac Cash Fund, Premium Class(i)	295,622	295,622
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	3,695,269	3,695,269
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	6,022,554	6,022,554
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	2,401,925	2,401,925
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	2,956,215	2,956,215
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	923,817	923,817
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	1,847,634	1,847,634
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	1,847,634	1,847,634

	Principal Amount	Market Value
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	$2,771,452	$2,771,452
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.230% 01/03/2006	923,817	923,817
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.300% 01/17/2006	2,586,688	2,586,688
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	1,847,634	1,847,634
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	1,847,634	1,847,634
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	2,108,556	2,108,556
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	2,956,215	2,956,215
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	1,847,634	1,847,634
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	923,817	923,817
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	1,847,634	1,847,634
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	1,552,013	1,552,013
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	3,695,269	3,695,269
		87,392,756
Commercial Paper — 12.7%
Bemis Co., Inc. 4.300% 01/09/2006	3,040,000	3,037,095
Block Financial Corp.(d) 4.310% 01/03/2006	8,920,000	8,917,864
Block Financial Corp.(d) 4.360% 01/17/2006	2,195,000	2,190,747
Centex Corp. 4.350% 01/09/2006	3,000,000	2,997,101
Consolidated Natural Gas Co. 4.450% 01/31/2006	2,430,000	2,420,989

	Principal Amount	Market Value
DaimlerChrysler North American Holding Corp. 4.400% 01/10/2006	$1,500,000	$1,498,349
DaimlerChrysler North American Holding Corp. 4.400% 01/12/2006	1,695,000	1,692,721
DaimlerChrysler North American Holding Corp. 4.430% 01/20/2006	2,500,000	2,494,154
DaimlerChrysler North American Holding Corp. 4.470% 01/19/2006	2,000,000	1,995,529
DaimlerChrysler North American Holding Corp. 4.480% 01/30/2006	3,000,000	2,989,173
Dominion Resources, Inc.(d) 4.370% 01/10/2006	3,176,000	3,172,530
Dominion Resources, Inc.(d) 4.370% 01/12/2006	2,500,000	2,496,661
Dow Jones & Co., Inc.(d) 4.350% 01/18/2006	4,000,000	3,991,783
Equitable Resources, Inc.(d) 4.410% 01/20/2006	1,253,000	1,250,083
Fortune Brands, Inc. 4.400% 01/09/2006	4,000,000	3,996,089
Fortune Brands, Inc. 4.400% 01/11/2006	2,000,000	1,997,555
Fortune Brands, Inc. 4.410% 01/04/2006	5,000,000	4,998,163
Fortune Brands, Inc. 4.450% 01/10/2006	1,315,000	1,313,537
General Mills, Inc.(d) 4.320% 01/05/2006	7,000,000	6,996,640
General Mills, Inc.(d) 4.350% 01/11/2006	2,913,000	2,909,480
ITT Industries, Inc.(d) 4.350% 01/17/2006	5,500,000	5,489,366
John Deere Capital Corp.(d) 4.310% 01/06/2006	7,450,000	7,445,540
Johnson Controls, Inc.(d) 4.360% 01/04/2006	5,000,000	4,998,184
Johnson Controls, Inc.(d) 4.400% 01/13/2006	3,000,000	2,995,600
Kinder Morgan Energy Partners, LP(d) 4.400% 01/06/2006	660,000	659,597
Newell Rubbermaid, Inc.(d) 4.340% 01/13/2006	1,840,000	1,837,338

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Newell Rubbermaid, Inc.(d) 4.360% 01/13/2006	$955,000	$953,613
Public Service Co. of Colorado 4.350% 01/19/2006	1,690,000	1,686,325
Public Service Co. of Colorado 4.420% 01/27/2006	1,750,000	1,744,414
Sara Lee Corp.(d) 4.350% 01/19/2006	3,000,000	2,993,477
South Carolina Electric & Gas 4.370% 01/12/2006	3,000,000	2,995,994
South Carolina Electric & Gas 4.400% 01/24/2006	3,500,000	3,490,161
Textron Financial Corp. 4.340% 01/10/2006	3,000,000	2,996,746
Textron Financial Corp. 4.410% 01/23/2006	2,090,000	2,084,367
The Clorox Co. 4.460% 02/16/2006	5,035,000	5,006,306
Walt Disney Co. 4.320% 02/01/2006	3,856,000	3,841,656
WellPoint, Inc.(d) 4.370% 01/23/2006	2,790,000	2,782,549
		117,357,476
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		204,750,232
TOTAL INVESTMENTS — 111.5% (Cost $887,060,425)(k)		1,027,707,155
Other Assets/ (Liabilities) — (11.5%)		(106,188,751)
NET ASSETS — 100.0%		$921,518,404

Notes to Portfolio of Investments

MTN - Medium Term Note

PO - Principal Only

REIT - Real Estate Investment Trust

TBA - To be announced

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  This security is valued in good faith under procedures established by the board of trustees.

(d)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities amounted to a value of $79,930,347 or 8.7% of net assets.

(e)  Security is currently in default.

(f)  All or a portion of this security is segregated to cover forward purchase commitments. (Note 2).

(g)  A portion of this security is purchased on a forward commitment basis. (Note 2).

(h)  This security is held as collateral for open futures contracts. (Note 2).

(i)  Amount represents shares owned of the fund.

(j)  Represents investments of security lending collateral. (Note 2).

(k)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 99.2%
COMMON STOCK
Advertising — 0.1%
Interpublic Group of Companies, Inc.(a) (b)	81,600	$787,440
Monster Worldwide, Inc.(a) (b)	2,600	106,132
Omnicom Group, Inc.(b)	2,500	212,825
		1,106,397
Aerospace & Defense — 2.7%
Boeing Co.	52,600	3,694,624
General Dynamics Corp.	8,900	1,015,045
Goodrich Corp.	36,000	1,479,600
Honeywell International, Inc.	12,900	480,525
Lockheed Martin Corp.(b)	118,790	7,558,608
Northrop Grumman Corp.	6,000	360,660
Raytheon Co.	13,800	554,070
Rockwell Collins, Inc.	412,600	19,173,522
United Technologies Corp.	16,200	905,742
		35,222,396
Air Transportation — 0.0%
Southwest Airlines Co.	12,500	205,375
Apparel, Textiles & Shoes — 2.5%
Coach, Inc.(a)	100	3,334
The Gap, Inc.	300	5,292
Jones Apparel Group, Inc.	23,900	734,208
Limited Brands	1,276,700	28,534,245
Liz Claiborne, Inc.(b)	2,600	93,132
Nike, Inc. Cl. B	2,000	173,580
Nordstrom, Inc.(b)	38,500	1,439,900
Reebok International Ltd.	3,500	203,805
VF Corp.	22,200	1,228,548
		32,416,044
Automotive & Parts — 0.4%
American Axle & Manufacturing Holdings, Inc.(b)	15,800	289,614
Autoliv, Inc.	19,700	894,774
AutoNation, Inc.(a)	6,400	139,072
BorgWarner, Inc.	16,200	982,206
Cooper Tire & Rubber Co.	20,900	320,188
Dana Corp.	39,700	285,046

	Number of Shares	Market Value
Ford Motor Co.	33,400	$257,848
General Motors Corp.(b)	8,900	172,838
Genuine Parts Co.	2,700	118,584
The Goodyear Tire & Rubber Co.(a) (b)	4,400	76,472
Harley-Davidson, Inc.(b)	4,400	226,556
Lear Corp.(b)	20,400	580,584
Magna International, Inc. Cl. A(b)	11,400	820,686
		5,164,468
Banking, Savings & Loans — 11.9%
AmSouth Bancorporation	3,200	83,872
Bank of America Corp.(b)	871,400	40,215,110
Bank of New York Co., Inc.	11,500	366,275
BB&T Corp.(b)	15,300	641,223
Capital One Financial Corp.	2,700	233,280
Comerica, Inc.	29,500	1,674,420
Compass Bancshares, Inc.	1,800	86,922
Fannie Mae	65,900	3,216,579
Fifth Third Bancorp	100	3,772
First Horizon National Corp.	1,800	69,192
Freddie Mac	182,600	11,932,910
Golden West Financial Corp.	3,800	250,800
JP Morgan Chase & Co.	214,952	8,531,445
KeyCorp	49,900	1,643,207
Marshall and Ilsley Corp.	1,900	81,776
Mellon Financial Corp.	7,200	246,600
National City Corp.	45,400	1,524,078
North Fork Bancorporation, Inc.	50	1,368
Northern Trust Corp.	2,600	134,732
Regions Financial Corp.	6,969	238,061
SLM Corp.	340,600	18,763,654
Sovereign Bancorp, Inc.	5,500	118,910
State Street Corp.	5,100	282,744
SunTrust Banks, Inc.	29,700	2,160,972
Synovus Financial Corp.	4,600	124,246
U.S. Bancorp	71,300	2,131,157
Wachovia Corp.	509,149	26,913,616
Washington Mutual, Inc.	66,705	2,901,668
Wells Fargo & Co.	448,800	28,198,104
Zions Bancorp	1,400	105,784
		152,876,477

	Number of Shares	Market Value
Beverages — 2.3%
Brown-Forman Corp. Cl. B	900	$62,388
The Coca-Cola Co.	34,600	1,394,726
Coca-Cola Enterprises, Inc.	4,000	76,680
Constellation Brands, Inc. Cl. A(a)	2,500	65,575
Diageo PLC Sponsored ADR (United Kingdom)	448,200	26,130,060
Molson Coors Brewing Co. Cl. B	1,200	80,388
The Pepsi Bottling Group, Inc.	2,500	71,525
PepsiCo, Inc.	27,800	1,642,424
		29,523,766
Broadcasting, Publishing & Printing — 3.7%
Clear Channel Communications, Inc.	7,500	235,875
Comcast Corp. Cl. A(a) (b)	63,700	1,653,652
Dow Jones & Co., Inc.	1,400	49,686
Gannett Co., Inc.	326,000	19,745,820
Knight Ridder, Inc.(b)	1,100	69,630
The McGraw-Hill Companies, Inc.	10,000	516,300
Meredith Corp.	1,100	57,574
New York Times Co. Cl. A(b)	2,200	58,190
Time Warner, Inc.	284,200	4,956,448
Tribune Co.	5,100	154,326
Univision Communications, Inc. Cl. A(a)	3,200	94,048
Viacom, Inc. Cl. B	623,940	20,340,444
		47,931,993
Building Materials & Construction — 0.1%
Louisiana-Pacific Corp.(b)	2,200	60,434
Martin Marietta Materials, Inc.	6,700	514,024
Masco Corp.	4,400	132,836
Vulcan Materials Co.(b)	100	6,775
		714,069
Chemicals — 1.5%
Dow Chemical Co.	20,000	876,400
Du Pont (E.I.) de Nemours & Co.	8,500	361,250
Eastman Chemical Co.	6,200	319,858
The Lubrizol Corp.	11,800	512,474

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Monsanto Co.	9,200	$713,276
PPG Industries, Inc.	283,600	16,420,440
Rohm & Haas Co.	5,000	242,100
		19,445,798
Commercial Services — 1.8%
Block (H&R), Inc.(b)	6,200	152,210
Cendant Corp.	13,500	232,875
Donnelley (R.R.) & Sons Co.	145,100	4,963,871
eBay, Inc.(a)	3,600	155,700
Equifax, Inc.	6,900	262,338
Fluor Corp.	3,500	270,410
Live Nation(a) (b)	938	12,281
Moody's Corp.	2,600	159,692
Paychex, Inc.	5,300	202,036
PerkinElmer, Inc.	9,400	221,464
Robert Half International, Inc.	1,300	49,257
Ryder System, Inc.(b)	900	36,918
Waste Management, Inc.	517,060	15,692,771
		22,411,823
Communications — 1.6%
ADC Telecommunications, Inc.(a)	35,242	787,306
American Tower Corp. Cl. A(a)	12,000	325,200
BCE, Inc.(b)	655,700	15,704,015
Citizens Communications Co.	5,600	68,488
Crown Castle International Corp.(a)	41,000	1,103,310
L-3 Communications Holdings, Inc.	1,800	133,830
Network Appliance, Inc.(a)	6,000	162,000
Nortel Networks Corp.(a)	151,200	462,672
Qualcomm, Inc.	16,200	697,896
Scientific-Atlanta, Inc.	2,400	103,368
Tellabs, Inc.(a)	56,400	614,760
		20,162,845
Communications Equipment — 0.1%
Motorola, Inc.	38,300	865,197
Computer Integrated Systems Design — 0.0%
Autodesk, Inc.	6,100	261,995
Computer Sciences Corp.(a)	2,700	136,728
Parametric Technology Corp.(a)	4,258	25,974
Sun Microsystems, Inc.(a)	1,400	5,866
		430,563

	Number of Shares	Market Value
Computer Programming Services — 0.0%
Mercury Interactive Corp.(a)	1,300	$36,127
Computers & Information — 3.7%
Apple Computer, Inc.(a)	206,400	14,838,096
Cisco Systems, Inc.(a)	97,900	1,676,048
Comverse Technology, Inc.(a)	100	2,659
Dell, Inc.(a)	3,100	92,969
EMC Corp.(a)	39,500	537,990
International Business Machines Corp.	346,200	28,457,640
Jabil Circuit, Inc.(a)	3,100	114,979
Lexmark International, Inc.(a)	100	4,483
Solectron Corp.(a)	295,800	1,082,628
Tech Data Corp.(a)	17,600	698,368
		47,505,860
Computers & Office Equipment — 1.9%
Electronic Data Systems Corp.	64,200	1,543,368
Hewlett-Packard Co.	776,224	22,223,293
Pitney Bowes, Inc.	3,800	160,550
Xerox Corp.(a)	15,000	219,750
		24,146,961
Containers — 0.1%
Bemis Co., Inc.	2,200	61,292
Owens-Illinois, Inc.(a)	43,200	908,928
Sealed Air Corp.(a) (b)	2,800	157,276
Temple-Inland, Inc.	3,900	174,915
		1,302,411
Cosmetics & Personal Care — 2.3%
Colgate-Palmolive Co.	270,800	14,853,380
Kimberly-Clark Corp.	201,800	12,037,370
The Procter & Gamble Co.	35,507	2,055,145
		28,945,895
Data Processing & Preparation — 0.1%
Affiliated Computer Services, Inc. Cl. A(a)	1,900	112,442
Automatic Data Processing, Inc.	9,000	413,010
First Data Corp.	12,200	524,722
Fiserv, Inc.(a)	8,300	359,141
IMS Health, Inc.	1,900	47,348
NCR Corp.(a)	5,600	190,064
		1,646,727
Electric Utilities — 3.3%
AES Corp.(a)	100	1,583
Allegheny Energy, Inc.(a)	2,200	69,630
Alliant Energy Corp.	25,200	706,608

	Number of Shares	Market Value
Ameren Corp.	1,900	$97,356
American Electric Power Co.	47,300	1,754,357
CenterPoint Energy, Inc.(b)	20,200	259,570
Cinergy Corp.	2,700	114,642
CMS Energy Corp.(a) (b)	2,700	39,177
Consolidated Edison, Inc.(b)	4,600	213,118
Constellation Energy Group, Inc.	30,700	1,768,320
Dominion Resources, Inc.(b)	3,200	247,040
DTE Energy Co.	1,700	73,423
Duke Energy Corp.(b)	22,600	620,370
Edison International	59,800	2,607,878
Entergy Corp.	146,000	10,022,900
Exelon Corp.(b)	376,800	20,023,152
FirstEnergy Corp.	7,600	372,324
FPL Group, Inc.	9,600	398,976
NiSource, Inc.	4,300	89,698
Northeast Utilities	35,125	691,611
PG&E Corp.	8,900	330,368
Pinnacle West Capital Corp.(b)	6,100	252,235
PPL Corp.	7,000	205,800
Progress Energy, Inc.(b)	4,200	184,464
Public Service Enterprise Group, Inc.	4,400	285,868
Southern Co.	13,700	473,061
Teco Energy, Inc.	1,500	25,770
TXU Corp.	9,200	461,748
		42,391,047
Electrical Equipment & Electronics — 3.0%
Advanced Micro Devices, Inc.(a)	6,600	201,960
Agere Systems, Inc.(a)	52,110	672,219
Analog Devices, Inc.	5,700	204,459
Arrow Electronics, Inc.(a)	30,600	980,118
Avnet, Inc.(a)	32,800	785,232
Broadcom Corp. Cl. A(a)	10,600	499,790
Celestica, Inc.(a)	42,800	451,968
Emerson Electric Co.	7,000	522,900
Flextronics International Ltd.(a) (b)	53,900	562,716
Freescale Semiconductor, Inc. Cl. B(a)	18,341	461,643
General Electric Co.	534,700	18,741,235
Hubbell, Inc. Cl. B	16,500	744,480
Intel Corp.	62,800	1,567,488
Johnson Controls, Inc.	2,900	211,439
Kla-Tencor Corp.(b)	100	4,933
Linear Technology Corp.	100	3,607

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
LSI Logic Corp.(a) (b)	12,400	$99,200
Micron Technology, Inc.(a)	5,900	78,529
Molex, Inc. Cl. A	356,600	8,768,794
National Semiconductor Corp.	15,500	402,690
Novellus Systems, Inc.(a)	1,500	36,180
Nvidia Corp.(a) (b)	11,700	427,752
Rockwell Automation, Inc.	3,000	177,480
Sanmina-SCI Corp.(a)	103,700	441,762
Texas Instruments, Inc.	57,400	1,840,818
Xilinx, Inc.	200	5,042
		38,894,434
Energy — 10.9%
Amerada Hess Corp.	2,100	266,322
Anadarko Petroleum Corp.	1,800	170,550
Apache Corp.	4,900	335,748
BJ Services Co.	7,000	256,690
BP PLC, Sponsored ADR (United Kingdom)	389,300	25,000,846
Burlington Resources, Inc.	5,200	448,240
Chevron Corp.	104,007	5,904,477
ConocoPhillips	321,094	18,681,249
Devon Energy Corp.	16,600	1,038,164
Diamond Offshore Drilling, Inc.(b)	24,600	1,711,176
El Paso Corp.	100	1,216
EOG Resources, Inc.	100	7,337
Exxon Mobil Corp.	835,700	46,941,269
GlobalSantaFe Corp.	28,600	1,377,090
Halliburton Co.	400	24,784
Kerr-McGee Corp.	4,159	377,887
KeySpan Corp.	2,000	71,380
Kinder Morgan, Inc.	1,500	137,925
Marathon Oil Corp.	41,300	2,518,061
Nabors Industries Ltd.(a)	3,400	257,550
Nicor, Inc.(b)	3,400	133,654
Occidental Petroleum Corp.	282,400	22,558,112
Peoples Energy Corp.(b)	500	17,535
Rowan Companies, Inc.	34,100	1,215,324
Schlumberger Ltd.	12,800	1,243,520
Sempra Energy(b)	37,800	1,694,952
Sunoco, Inc.(b)	5,000	391,900
Transocean, Inc.(a)	7,000	487,830
Valero Energy Corp.	23,000	1,186,800
Weatherford International Ltd.(a)	124,300	4,499,660
The Williams Companies, Inc.	9,900	229,383
Xcel Energy, Inc.(b)	26,100	481,806
XTO Energy, Inc.	3,000	131,820
		139,800,257

	Number of Shares	Market Value
Entertainment & Leisure — 1.0%
Harrah's Entertainment, Inc.	4,300	$306,547
News Corp., Inc. Cl. A	400	6,220
The Walt Disney Co.	546,500	13,099,605
		13,412,372
Financial Services — 9.1%
American Express Co.	399,500	20,558,270
Ameriprise Financial, Inc.	3,440	141,040
Archstone-Smith Trust	8,800	368,632
Bear Stearns Companies, Inc.	4,600	531,438
CIT Group, Inc.	5,200	269,256
Citigroup, Inc.	1,026,600	49,820,898
Countrywide Financial Corp.	9,098	311,061
E*TRADE Financial Corp.(a)	5,700	118,902
Federated Investors, Inc. Cl. B	1,300	48,152
Franklin Resources, Inc.	2,400	225,624
The Goldman Sachs Group, Inc.	32,600	4,163,346
Huntington Bancshares, Inc.(b)	53,000	1,258,750
Janus Capital Group, Inc.	3,800	70,794
Lehman Brothers Holdings, Inc.	25,700	3,293,969
MBNA Corp.	18,900	513,324
Merrill Lynch & Co., Inc.	59,200	4,009,616
Morgan Stanley	519,740	29,490,048
PNC Financial Services Group, Inc.	8,100	500,823
Price (T. Rowe) Group, Inc.	2,100	151,263
Public Storage, Inc.(b)	1,200	81,264
The Charles Schwab Corp.	9,600	140,832
		116,067,302
Foods — 2.3%
Archer-Daniels-Midland Co.	89,300	2,202,138
Campbell Soup Co.	3,400	101,218
ConAgra Foods, Inc.(b)	8,700	176,436
General Mills, Inc.	15,900	784,188
Heinz (H. J.) Co.	6,000	202,320
Kellogg Co.	500,100	21,614,322
The Kroger Co.(a)	71,000	1,340,480
McCormick & Co., Inc.	1,800	55,656
Safeway, Inc.(b)	79,900	1,890,434
Sara Lee Corp.	53,800	1,016,820
SuperValu, Inc.	5,300	172,144
Sysco Corp.	100	3,105
Tyson Foods, Inc. Cl. A	4,200	71,820
		29,631,081

	Number of Shares	Market Value
Forest Products & Paper — 1.4%
International Paper Co.	300	$10,083
MeadWestvaco Corp.	100	2,803
Plum Creek Timber Co., Inc.(b)	2,900	104,545
Weyerhaeuser Co.	265,500	17,613,270
		17,730,701
Healthcare — 0.7%
Caremark Rx, Inc.(a)	5,300	274,487
Coventry Health Care, Inc.(a)	1,950	111,072
Express Scripts, Inc.(a)	4,600	385,480
GlaxoSmithKline PLC ADR (United Kingdom)	18,700	943,976
HCA, Inc.(b)	109,400	5,524,700
Health Management Associates, Inc. Cl. A	2,100	46,116
Humana, Inc.(a)	2,300	124,959
Laboratory Corp. of America Holdings(a) (b)	1,800	96,930
Manor Care, Inc.	3,500	139,195
UnitedHealth Group, Inc.	14,900	925,886
		8,572,801
Home Construction, Furnishings & Appliances — 0.1%
Centex Corp.(b)	2,100	150,129
D.R. Horton, Inc.	4,600	164,358
KB Home	1,200	87,192
Lennar Corp. Cl. A(b)	4,500	274,590
Maytag Corp.	1,300	24,466
Pulte Homes, Inc.	3,500	137,760
Whirlpool Corp.(b)	1,500	125,640
		964,135
Household Products — 0.4%
Black & Decker Corp.(b)	1,300	113,048
The Clorox Co.	1,600	91,024
Corning, Inc.(a)	125,250	2,462,415
Newell Rubbermaid, Inc.	65,000	1,545,700
Snap-on, Inc.(b)	800	30,048
The Stanley Works	1,600	76,864
Unilever NV NY Shares (Netherlands)(b)	16,200	1,112,130
		5,431,229
Industrial – Distribution — 0.0%
Grainger (W.W.), Inc.	1,200	85,320
Industrial – Diversified — 2.5%
3M Co.	12,100	937,750
Cooper Industries Ltd. Cl. A	19,400	1,416,200
Danaher Corp.	2,400	133,872

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Eaton Corp.	20,200	$1,355,218
Illinois Tool Works, Inc.(b)	3,200	281,568
ITT Industries, Inc.	1,500	154,230
SPX Corp.	22,200	1,016,094
Textron, Inc.	21,200	1,631,976
Tyco International Ltd.	847,300	24,453,078
		31,379,986
Information Retrieval Services — 0.0%
Yahoo!, Inc.(a)	11,500	450,570
Insurance — 7.1%
ACE Ltd.	16,200	865,728
Aetna, Inc.	6,200	584,722
AFLAC, Inc.	237,600	11,029,392
Allstate Corp.	374,100	20,227,587
Ambac Financial Group, Inc.	1,000	77,060
American International Group, Inc.	536,600	36,612,218
Aon Corp.	5,100	183,345
Chubb Corp.	18,400	1,796,760
Cigna Corp.	4,000	446,800
Cincinnati Financial Corp.	2,846	127,159
Genworth Financial, Inc. Cl. A	44,000	1,521,520
The Hartford Financial Services Group, Inc.	31,600	2,714,124
Jefferson-Pilot Corp.	3,800	216,334
Lincoln National Corp.	7,200	381,816
Loews Corp.	2,100	199,185
Marsh & McLennan Companies, Inc.	5,000	158,800
MBIA, Inc.(b)	5,600	336,896
Metlife, Inc.	63,400	3,106,600
MGIC Investment Corp.(b)	15,300	1,007,046
PartnerRe Ltd.(b)	6,500	426,855
Principal Financial Group, Inc.	11,700	554,931
Progressive Corp.(b)	3,100	362,018
Prudential Financial, Inc.	30,500	2,232,295
RenaissanceRe Holdings Ltd.	19,800	873,378
Safeco Corp.	2,100	118,650
St. Paul Travelers Companies	55,747	2,490,218
Torchmark Corp.	1,800	100,080
UnumProvident Corp.(b)	10,300	234,325
WellPoint, Inc.(a)	7,300	582,467
XL Capital Ltd. Cl. A	12,700	855,726
		90,424,035

	Number of Shares	Market Value
Lodging — 0.0%
Hilton Hotels Corp.	100	$2,411
Marriott International, Inc. Cl. A	4,000	267,880
Starwood Hotels & Resorts Worldwide, Inc.	5,100	325,686
		595,977
Machinery & Components — 0.1%
Cummins, Inc.	800	71,784
Dover Corp.	2,100	85,029
Ingersoll-Rand Co. Cl. A	19,200	775,104
Parker Hannifin Corp.	1,900	125,324
		1,057,241
Manufacturing — 0.1%
American Standard Companies, Inc.	3,100	123,845
Applied Materials, Inc.	23,400	419,796
Avery Dennison Corp.(b)	1,000	55,270
Millipore Corp.(a) (b)	900	59,436
		658,347
Medical Supplies — 0.2%
Agilent Technologies, Inc.(a)	15,000	499,350
Allergan, Inc.	2,200	237,512
Applera Corp.-Applied Biosystems Group	3,500	92,960
Bausch & Lomb, Inc.	1,800	122,220
Baxter International, Inc.	19,800	745,470
Becton, Dickinson & Co.	4,000	240,320
Boston Scientific Corp.(a)	100	2,449
Fisher Scientific International, Inc.(a)	1,800	111,348
Medtronic, Inc.	12,400	713,868
St. Jude Medical, Inc.(a)	3,800	190,760
Thermo Electron Corp.(a)	2,700	81,351
Waters Corp.(a)	100	3,780
		3,041,388
Metals & Mining — 0.1%
Allegheny Technologies, Inc.	1,600	57,728
Freeport-McMoRan Copper & Gold, Inc. Cl. B(b)	10,000	538,000
Nucor Corp.	9,000	600,480
Phelps Dodge Corp.	2,100	302,127
United States Steel Corp.	100	4,807
		1,503,142
Pharmaceuticals — 6.4%
Abbott Laboratories	32,200	1,269,646
AmerisourceBergen Corp.	8,000	331,200

	Number of Shares	Market Value
Amgen, Inc.(a) (b)	21,300	$1,679,718
Bristol-Myers Squibb Co.	32,300	742,254
Cardinal Health, Inc.	6,200	426,250
Genzyme Corp.(a)	3,900	276,042
Hospira, Inc.(a)	8,470	362,347
Johnson & Johnson	31,100	1,869,110
King Pharmaceuticals, Inc.(a)	5,700	96,444
McKesson Corp.	11,900	613,921
Medco Health Solutions, Inc.(a)	20,800	1,160,640
MedImmune, Inc.(a)	2,200	77,044
Merck & Co., Inc.	715,300	22,753,693
Mylan Laboratories, Inc.	2,000	39,920
Pfizer, Inc.	1,257,090	29,315,339
Schering-Plough Corp.(b)	15,400	321,090
Sigma-Aldrich Corp.	600	37,974
Teva Pharmaceutical Sponsored ADR (Israel)(b)	433,000	18,623,330
Watson Pharmaceutical, Inc.(a)	15,400	500,654
Wyeth	23,200	1,068,824
		81,565,440
Photography Equipment/Supplies — 0.0%
Eastman Kodak Co.(b)	100	2,340
Prepackaged Software — 2.8%
Adobe Systems, Inc.	8,100	299,376
BMC Software, Inc.(a)	4,600	94,254
Citrix Systems, Inc.(a)	17,300	497,894
Computer Associates International, Inc.	7,200	202,968
Compuware Corp.(a)	6,400	57,408
Electronic Arts, Inc.(a)	100	5,231
Intuit, Inc.(a)	5,500	293,150
Microsoft Corp.	512,200	13,394,030
Novell, Inc.(a)	26,500	233,995
Oracle Corp.(a)	58,400	713,064
Siebel Systems, Inc.	8,100	85,698
Symantec Corp.(a)	1,158,868	20,280,190
		36,157,258
Real Estate — 0.1%
Equity Office Properties Trust	6,400	194,112
Equity Residential REIT	4,500	176,040
ProLogis	2,900	135,488
Simon Property Group, Inc. REIT	1,700	130,271
		635,911
Restaurants — 1.0%
Darden Restaurants, Inc.	5,900	229,392
McDonald's Corp.	380,600	12,833,832

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Wendy's International, Inc.	100	$5,526
Yum! Brands, Inc.	6,700	314,096
		13,382,846
Retail — 2.6%
Bed Bath & Beyond, Inc.(a)	100	3,615
Best Buy Co., Inc.(b)	151,200	6,574,176
Circuit City Stores, Inc.	100	2,259
Costco Wholesale Corp.(b)	11,100	549,117
CVS Corp.	345,200	9,120,184
Dillards, Inc. Cl. A(b)	1,600	39,712
Dollar General Corp.	12,500	238,375
Federated Department Stores, Inc.	20,090	1,332,570
The Home Depot, Inc.	21,100	854,128
J.C. Penney Co., Inc.	100	5,560
Lowe's Companies, Inc.	300	19,998
Office Depot, Inc.(a)	61,100	1,918,540
Sears Holdings Corp.(a) (b)	100	11,553
Staples, Inc.	250	5,677
Target Corp.	17,300	950,981
Tiffany & Co.(b)	5,500	210,595
Walgreen Co.	224,300	9,927,518
Wal-Mart Stores, Inc.	41,800	1,956,240
		33,720,798
Retail – Grocery — 0.0%
Albertson's, Inc.(b)	14,300	305,305
Telephone Utilities — 2.5%
AT&T, Inc.	137,504	3,367,473
BellSouth Corp.	53,100	1,439,010
CenturyTel, Inc.	2,200	72,952
Qwest Communications International, Inc.(a) (b)	23,700	133,905
Sprint Nextel Corp.	149,778	3,498,814
Verizon Communications, Inc.	764,700	23,032,764
		31,544,918
Tobacco — 2.4%
Altria Group, Inc.	392,400	29,320,128
Reynolds American, Inc.(b)	3,800	362,254
UST, Inc.(b)	33,400	1,363,722
		31,046,104
Toys, Games — 0.0%
Hasbro, Inc.	2,900	58,522
Transportation — 2.3%
Burlington Northern Santa Fe Corp.	37,100	2,627,422

	Number of Shares	Market Value
Carnival Corp.	100	$5,347
CSX Corp.	36,600	1,858,182
FedEx Corp.	100	10,339
Norfolk Southern Corp.	56,100	2,514,963
United Parcel Service, Inc. Cl. B	293,200	22,033,980
		29,050,233
Travel — 0.0%
Sabre Holdings Corp.	1,400	33,754
TOTAL EQUITIES (Cost $1,036,629,579)		1,271,655,986
	Principal Amount
SHORT-TERM INVESTMENTS — 6.4%
Cash Equivalents(d)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	$1,743,342	1,743,342
American Beacon Money Market Fund(c)	749,635	749,635
Bank of America 4.230% 01/20/2006	1,830,503	1,830,503
Bank of America 4.270% 01/17/2006	1,341,415	1,341,415
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	3,486,674	3,486,674
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	1,743,336	1,743,336
Barclays 4.313% 01/17/2006	1,789,989	1,789,989
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	1,743,336	1,743,336
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	871,669	871,669
BGI Institutional Money Market Fund(c)	2,789,339	2,789,339
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	871,669	871,669
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	1,743,336	1,743,336
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	1,743,336	1,743,336

	Principal Amount	Market Value
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	$1,743,336	$1,743,336
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	1,041,357	1,041,357
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	3,486,674	3,486,674
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	1,743,336	1,743,336
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	1,743,336	1,743,336
Fortis Bank Eurodollar Time Deposit 4.350% 01/03/2006	1,743,336	1,743,336
Freddie Mac Discount Note 4.234% 01/30/2006	1,399,979	1,399,979
General Electric Capital Corp. 4.274% 01/23/2006	3,466,915	3,466,915
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	1,279,134	1,279,134
Merrimac Cash Fund, Premium Class(c)	278,933	278,933
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	3,486,674	3,486,674
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	5,682,585	5,682,585
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	2,266,337	2,266,337
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	2,789,339	2,789,339
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	871,669	871,669
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	1,743,336	1,743,336
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	1,743,336	1,743,336
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	2,615,005	2,615,005

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.230% 01/03/2006	$871,669	$871,669
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.300% 01/17/2006	2,440,672	2,440,672
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	1,743,336	1,743,336
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	1,743,336	1,743,336
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	1,989,529	1,989,529
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	2,789,339	2,789,339
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	1,743,336	1,743,336
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	871,669	871,669
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	1,743,336	1,743,336
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	1,464,403	1,464,403
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	3,486,674	3,486,674
		82,459,495
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		82,459,495
TOTAL INVESTMENTS — 105.6% (Cost $1,119,089,074)(e)		1,354,115,481
Other Assets/ (Liabilities) — (5.6%)		(72,301,357)
NET ASSETS — 100.0%		$1,281,814,124

Notes to Portfolio of Investments

ADR - American Depository Receipt

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 100.0%
COMMON STOCK
Advertising — 0.2%
Monster Worldwide, Inc.(a) (b)	300	$12,246
Omnicom Group, Inc.(b)	200	17,026
		29,272
Aerospace & Defense — 3.4%
Boeing Co.	2,900	203,696
General Dynamics Corp.	900	102,645
Goodrich Corp.	300	12,330
Honeywell International, Inc.	1,000	37,250
Lockheed Martin Corp.	1,100	69,993
Northrop Grumman Corp.	600	36,066
Raytheon Co.	1,400	56,210
Rockwell Collins, Inc.	400	18,588
United Technologies Corp.	1,700	95,047
		631,825
Air Transportation — 0.1%
Southwest Airlines Co.	1,300	21,359
Apparel, Textiles & Shoes — 0.8%
Coach, Inc.(a)	100	3,334
The Gap, Inc.	100	1,764
Jones Apparel Group, Inc.	300	9,216
Limited Brands	100	2,235
Liz Claiborne, Inc.(b)	300	10,746
Nike, Inc. Cl. B	300	26,037
Nordstrom, Inc.	1,700	63,580
Reebok International Ltd.	300	17,469
VF Corp.	200	11,068
		145,449
Automotive & Parts — 0.5%
AutoNation, Inc.(a)	700	15,211
Ford Motor Co.(b)	3,500	27,020
General Motors Corp.(b)	900	17,478
Genuine Parts Co.	300	13,176
The Goodyear Tire & Rubber Co.(a) (b)	500	8,690
Harley-Davidson, Inc.(b)	400	20,596
		102,171
Banking, Savings & Loans — 8.1%
AmSouth Bancorporation	600	15,726
Bank of America Corp.(b)	6,500	299,975
Bank of New York Co., Inc.	1,100	35,035
BB&T Corp.(b)	1,600	67,056
Capital One Financial Corp.	300	25,920

	Number of Shares	Market Value
Comerica, Inc.	700	$39,732
Compass Bancshares, Inc.	200	9,658
Fannie Mae	1,500	73,215
First Horizon National Corp.	200	7,688
Golden West Financial Corp.(b)	400	26,400
JP Morgan Chase & Co.	5,700	226,233
KeyCorp	700	23,051
Marshall and Ilsley Corp.	300	12,912
Mellon Financial Corp.	700	23,975
North Fork Bancorporation, Inc.	50	1,368
Northern Trust Corp.	300	15,546
Regions Financial Corp.	770	26,303
SLM Corp.	600	33,054
Sovereign Bancorp, Inc.	400	8,648
State Street Corp.	500	27,720
SunTrust Banks, Inc.	500	36,380
Synovus Financial Corp.	500	13,505
U.S. Bancorp	2,900	86,681
Wachovia Corp.	2,545	134,529
Washington Mutual, Inc.(b)	1,681	73,123
Wells Fargo & Co.	2,700	169,641
Zions Bancorp	200	15,112
		1,528,186
Beverages — 1.9%
Brown-Forman Corp. Cl. B	100	6,932
The Coca-Cola Co.	3,700	149,147
Coca-Cola Enterprises, Inc.	500	9,585
Constellation Brands, Inc. Cl. A(a)	300	7,869
Molson Coors Brewing Co. Cl. B	100	6,699
The Pepsi Bottling Group, Inc.	400	11,444
PepsiCo, Inc.	2,900	171,332
		363,008
Broadcasting, Publishing & Printing — 2.7%
Clear Channel Communications, Inc.	900	28,305
Dow Jones & Co., Inc.	100	3,549
Gannett Co., Inc.	600	36,342
Knight Ridder, Inc.	100	6,330
The McGraw-Hill Companies, Inc.	1,000	51,630
Meredith Corp.	100	5,234
New York Times Co. Cl. A(b)	200	5,290

	Number of Shares	Market Value
Time Warner, Inc.	11,900	$207,536
Tribune Co.	500	15,130
Univision Communications, Inc. Cl. A(a)	300	8,817
Viacom, Inc. Cl. B	4,000	130,400
		498,563
Building Materials & Construction — 0.1%
Louisiana-Pacific Corp.(b)	200	5,494
Masco Corp.	500	15,095
		20,589
Chemicals — 1.1%
Dow Chemical Co.	2,100	92,022
Du Pont (E.I.) de Nemours & Co.	100	4,250
Eastman Chemical Co.	300	15,477
Monsanto Co.	900	69,777
Rohm & Haas Co.	500	24,210
		205,736
Commercial Services — 1.1%
Block (H&R), Inc.	700	17,185
Cendant Corp.	100	1,725
Donnelley (R.R.) & Sons Co.	300	10,263
eBay, Inc.(a)	400	17,300
Equifax, Inc.	700	26,614
Fluor Corp.	300	23,178
Live Nation(a) (b)	113	1,474
Moody's Corp.	300	18,426
Paychex, Inc.	600	22,872
PerkinElmer, Inc.	1,000	23,560
Robert Half International, Inc.	200	7,578
Ryder System, Inc.(b)	100	4,102
Waste Management, Inc.	1,300	39,455
		213,732
Communications — 0.7%
Citizens Communications Co.	400	4,892
L-3 Communications Holdings, Inc.	200	14,870
Network Appliance, Inc.(a)	600	16,200
Qualcomm, Inc.	1,800	77,544
Scientific-Atlanta, Inc.	300	12,921
Tellabs, Inc.(a)	700	7,630
		134,057
Communications Equipment — 0.5%
Motorola, Inc.	4,100	92,619

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Computer Integrated Systems Design — 0.3%
Autodesk, Inc.	700	$30,065
Computer Sciences Corp.(a)	300	15,192
Parametric Technology Corp.(a)	527	3,215
Sun Microsystems, Inc.(a)	200	838
		49,310
Computer Programming Services — 0.0%
Mercury Interactive Corp.(a)	100	2,779
Computers & Information — 4.3%
Apple Computer, Inc.(a)	2,900	208,481
Cisco Systems, Inc.(a)	11,000	188,320
Comverse Technology, Inc.(a)	300	7,977
Dell, Inc.(a)	400	11,996
EMC Corp.(a)	4,300	58,566
International Business Machines Corp.	3,800	312,360
Jabil Circuit, Inc.(a)	300	11,127
Lexmark International, Inc.(a)	100	4,483
Solectron Corp.(a)	1,600	5,856
		809,166
Computers & Office Equipment — 1.5%
Electronic Data Systems Corp.	100	2,404
Hewlett-Packard Co.	8,300	237,629
Pitney Bowes, Inc.	400	16,900
Xerox Corp.(a) (b)	1,500	21,975
		278,908
Containers — 0.2%
Sealed Air Corp.(a) (b)	200	11,234
Temple-Inland, Inc.	400	17,940
		29,174
Cosmetics & Personal Care — 1.7%
Colgate-Palmolive Co.	900	49,365
Kimberly-Clark Corp.	800	47,720
The Procter & Gamble Co.	3,792	219,481
		316,566
Data Processing & Preparation — 0.9%
Affiliated Computer Services, Inc. Cl. A(a)	200	11,836
Automatic Data Processing, Inc.	900	41,301
First Data Corp.	1,200	51,612
Fiserv, Inc.(a)	850	36,779
IMS Health, Inc.	200	4,984
NCR Corp.(a)	500	16,970
		163,482

	Number of Shares	Market Value
Electric Utilities — 3.4%
AES Corp.(a)	100	$1,583
Allegheny Energy, Inc.(a)	200	6,330
Ameren Corp.	400	20,496
American Electric Power Co.(b)	700	25,963
CenterPoint Energy, Inc.(b)	2,100	26,985
Cinergy Corp.	200	8,492
CMS Energy Corp.(a)	200	2,902
Consolidated Edison, Inc.(b)	500	23,165
Constellation Energy Group, Inc.	200	11,520
Dominion Resources, Inc.(b)	400	30,880
DTE Energy Co.	200	8,638
Duke Energy Corp.(b)	2,400	65,880
Edison International	800	34,888
Entergy Corp.	300	20,595
Exelon Corp.	700	37,198
FirstEnergy Corp.	700	34,293
FPL Group, Inc.	1,000	41,560
NiSource, Inc.	400	8,344
PG&E Corp.	1,000	37,120
Pinnacle West Capital Corp.(b)	600	24,810
PPL Corp.(b)	800	23,520
Progress Energy, Inc.(b)	300	13,176
Public Service Enterprise Group, Inc.	400	25,988
Southern Co.	1,400	48,342
TXU Corp.	1,000	50,190
		632,858
Electrical Equipment & Electronics — 6.8%
Advanced Micro Devices, Inc.(a) (b)	600	18,360
American Power Conversion Corp.	300	6,600
Analog Devices, Inc.	600	21,522
Broadcom Corp. Cl. A(a)	1,400	66,010
Emerson Electric Co.	700	52,290
Freescale Semiconductor, Inc. Cl. B(a)	1,872	47,118
General Electric Co.	15,500	543,275
Intel Corp.	6,800	169,728
Johnson Controls, Inc.	300	21,873
Kla-Tencor Corp.(b)	100	4,933
Linear Technology Corp.	100	3,607
LSI Logic Corp.(a)	700	5,600
Micron Technology, Inc.(a)	600	7,986
National Semiconductor Corp.	1,600	41,568
Novellus Systems, Inc.(a)	200	4,824

	Number of Shares	Market Value
Nvidia Corp.(a) (b)	1,200	$43,872
Rockwell Automation, Inc.	300	17,748
Texas Instruments, Inc.(b)	6,100	195,627
Xilinx, Inc.(b)	300	7,563
		1,280,104
Energy — 10.0%
Amerada Hess Corp.(b)	300	38,046
Anadarko Petroleum Corp.(b)	400	37,900
Apache Corp.	500	34,260
BJ Services Co.	700	25,669
Burlington Resources, Inc.	600	51,720
Chevron Corp.	3,321	188,533
ConocoPhillips	3,500	203,630
Devon Energy Corp.	1,700	106,318
El Paso Corp.(b)	100	1,216
EOG Resources, Inc.	100	7,337
Exxon Mobil Corp.	9,200	516,764
Halliburton Co.	100	6,196
Kerr-McGee Corp.	399	36,253
KeySpan Corp.	200	7,138
Kinder Morgan, Inc.	200	18,390
Marathon Oil Corp.	600	36,582
Murphy Oil Corp.	100	5,399
Nabors Industries Ltd.(a)	300	22,725
Nicor, Inc.(b)	300	11,793
Occidental Petroleum Corp.	1,000	79,880
Peoples Energy Corp.(b)	100	3,507
Rowan Companies, Inc.	200	7,128
Schlumberger Ltd.(b)	1,300	126,295
Sempra Energy(b)	500	22,420
Sunoco, Inc.(b)	500	39,190
Transocean, Inc.(a)	800	55,752
Valero Energy Corp.	2,400	123,840
The Williams Companies, Inc.	1,000	23,170
Xcel Energy, Inc.(b)	600	11,076
XTO Energy, Inc.	500	21,970
		1,870,097
Entertainment & Leisure — 0.8%
Harrah's Entertainment, Inc.	400	28,516
News Corp., Inc. Cl. A	100	1,555
The Walt Disney Co.	5,100	122,247
		152,318
Financial Services — 9.7%
Ameriprise Financial, Inc.	360	14,760
Archstone-Smith Trust(b)	900	37,701
Bear Stearns Companies, Inc.	400	46,212
CIT Group, Inc.	500	25,890
Citigroup, Inc.	10,300	499,859
Countrywide Financial Corp.	998	34,122

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
E*TRADE Financial Corp.(a)	500	$10,430
Franklin Resources, Inc.	300	28,203
The Goldman Sachs Group, Inc.	1,500	191,565
Huntington Bancshares, Inc.(b)	400	9,500
Janus Capital Group, Inc.	300	5,589
Lehman Brothers Holdings, Inc.(b)	1,200	153,804
MBNA Corp.	1,900	51,604
Merrill Lynch & Co., Inc.	3,000	203,190
Morgan Stanley	1,800	102,132
PNC Financial Services Group, Inc.	800	49,464
Price (T. Rowe) Group, Inc.	200	14,406
Public Storage, Inc.(b)	100	6,772
The Charles Schwab Corp.	1,100	16,137
SPDR Trust Series 1(b)	2,500	311,075
		1,812,415
Foods — 2.3%
Archer-Daniels-Midland Co.	2,400	59,184
Campbell Soup Co.	400	11,908
ConAgra Foods, Inc.(b)	900	18,252
General Mills, Inc.	1,700	83,844
Heinz (H. J.) Co.	600	20,232
Kellogg Co.	600	25,932
The Kroger Co.(a)	5,600	105,728
McCormick & Co., Inc.	200	6,184
Safeway, Inc.(b)	1,800	42,588
Sara Lee Corp.	1,200	22,680
SuperValu, Inc.	500	16,240
Sysco Corp.	100	3,105
Tyson Foods, Inc. Cl. A	500	8,550
		424,427
Forest Products & Paper — 0.1%
International Paper Co.	100	3,361
MeadWestvaco Corp.	100	2,803
Plum Creek Timber Co., Inc.(b)	300	10,815
		16,979
Healthcare — 1.5%
Caremark Rx, Inc.(a)	600	31,074
Coventry Health Care, Inc.(a)	150	8,544
Express Scripts, Inc.(a)	400	33,520
HCA, Inc.	1,400	70,700
Health Management Associates, Inc. Cl. A	200	4,392
Humana, Inc.(a)	200	10,866

	Number of Shares	Market Value
Laboratory Corp. of America Holdings(a) (b)	200	$10,770
Manor Care, Inc.	300	11,931
UnitedHealth Group, Inc.	1,600	99,424
		281,221
Home Construction, Furnishings & Appliances — 0.5%
Centex Corp.	300	21,447
D.R. Horton, Inc.	400	14,292
KB Home	200	14,532
Lennar Corp. Cl. A(b)	400	24,408
Maytag Corp.	200	3,764
Pulte Homes, Inc.	400	15,744
Whirlpool Corp.(b)	100	8,376
		102,563
Household Products — 0.9%
Black & Decker Corp.	200	17,392
The Clorox Co.	300	17,067
Corning, Inc.(a)	4,900	96,334
Newell Rubbermaid, Inc.	900	21,402
Snap-on, Inc.(b)	100	3,756
The Stanley Works	200	9,608
		165,559
Industrial – Distribution — 0.0%
Grainger (W.W.), Inc.	100	7,110
Industrial – Diversified — 1.5%
3M Co.	1,300	100,750
Cooper Industries Ltd. Cl. A	100	7,300
Danaher Corp.(b)	400	22,312
Illinois Tool Works, Inc.	400	35,196
ITT Industries, Inc.	200	20,564
Tyco International Ltd.	3,600	103,896
		290,018
Information Retrieval Services — 0.3%
Yahoo!, Inc.(a)	1,200	47,016
Insurance — 6.6%
ACE Ltd.	500	26,720
Aetna, Inc.	600	56,586
AFLAC, Inc.(b)	800	37,136
Allstate Corp.	1,100	59,477
Ambac Financial Group, Inc.	100	7,706
American International Group, Inc.	2,700	184,221
Aon Corp.	900	32,355
Chubb Corp.	400	39,060
Cigna Corp.	400	44,680
Cincinnati Financial Corp.	220	9,830
The Hartford Financial Services Group, Inc.(b)	900	77,301
Jefferson-Pilot Corp.	300	17,079

	Number of Shares	Market Value
Lincoln National Corp.	700	$37,121
Loews Corp.	300	28,455
Marsh & McLennan Companies, Inc.(b)	600	19,056
MBIA, Inc.(b)	600	36,096
Metlife, Inc.(b)	3,200	156,800
MGIC Investment Corp.(b)	300	19,746
Principal Financial Group, Inc.	1,200	56,916
Progressive Corp.(b)	300	35,034
Prudential Financial, Inc.	1,500	109,785
Safeco Corp.	300	16,950
St. Paul Travelers Companies	1,130	50,477
Torchmark Corp.	200	11,120
UnumProvident Corp.(b)	500	11,375
WellPoint, Inc.(a)	800	63,832
		1,244,914
Lodging — 0.3%
Marriott International, Inc. Cl. A	400	26,788
Starwood Hotels & Resorts Worldwide, Inc.	500	31,930
		58,718
Machinery & Components — 0.4%
Cummins, Inc.	100	8,973
Dover Corp.	300	12,147
Ingersoll-Rand Co. Cl. A	1,100	44,407
Parker Hannifin Corp.	200	13,192
		78,719
Manufacturing — 0.4%
American Standard Companies, Inc.	300	11,985
Applied Materials, Inc.	2,700	48,438
Avery Dennison Corp.(b)	100	5,527
Millipore Corp.(a) (b)	100	6,604
		72,554
Medical Supplies — 1.8%
Agilent Technologies, Inc.(a)	1,600	53,264
Allergan, Inc.(b)	200	21,592
Applera Corp.-Applied Biosystems Group	400	10,624
Bausch & Lomb, Inc.(b)	200	13,580
Baxter International, Inc.	2,100	79,065
Becton, Dickinson & Co.	500	30,040
Boston Scientific Corp.(a)	100	2,449
Fisher Scientific International, Inc.(a)	200	12,372
Medtronic, Inc.	1,400	80,598
St. Jude Medical, Inc.(a)	500	25,100
Thermo Electron Corp.(a)	300	9,039
Waters Corp.(a)	100	3,780
		341,503

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Metals & Mining — 0.9%
Freeport-McMoRan Copper & Gold, Inc. Cl. B(b)	1,000	$53,800
Nucor Corp.(b)	900	60,048
Phelps Dodge Corp.	300	43,161
United States Steel Corp.	200	9,614
		166,623
Pharmaceuticals — 8.1%
Abbott Laboratories	2,800	110,404
AmerisourceBergen Corp.(b)	800	33,120
Amgen, Inc.(a)	2,200	173,492
Cardinal Health, Inc.(b)	700	48,125
Genzyme Corp.(a)	400	28,312
Gilead Sciences, Inc.(a)	100	5,263
Hospira, Inc.(a)	900	38,502
Johnson & Johnson	3,400	204,340
King Pharmaceuticals, Inc.(a)	500	8,460
McKesson Corp.	1,200	61,908
Medco Health Solutions, Inc.(a)	1,000	55,800
MedImmune, Inc.(a)	200	7,004
Merck & Co., Inc.	7,200	229,032
Mylan Laboratories, Inc.	300	5,988
Pfizer, Inc.	13,600	317,152
Schering-Plough Corp.	1,700	35,445
Watson Pharmaceutical, Inc.(a)	1,600	52,016
Wyeth	2,300	105,961
		1,520,324
Photography Equipment/Supplies — 0.0%
Eastman Kodak Co.(b)	100	2,340
Prepackaged Software — 3.3%
Adobe Systems, Inc.	800	29,568
BMC Software, Inc.(a)	800	16,392
Citrix Systems, Inc.(a)	1,800	51,804
Computer Associates International, Inc.	800	22,552
Compuware Corp.(a)	2,400	21,528
Electronic Arts, Inc.(a)	100	5,231
Intuit, Inc.(a)	500	26,650
Microsoft Corp.	11,800	308,570
Novell, Inc.(a)	2,800	24,724
Oracle Corp.(a)	6,100	74,481
Siebel Systems, Inc.	800	8,464
Symantec Corp.(a)	1,186	20,755
		610,719
Real Estate — 0.3%
Equity Office Properties Trust	600	18,198

	Number of Shares	Market Value
Equity Residential REIT(b)	400	$15,648
ProLogis	300	14,016
Simon Property Group, Inc. REIT	200	15,326
		63,188
Restaurants — 0.8%
Darden Restaurants, Inc.	600	23,328
McDonald's Corp.	3,100	104,532
Yum! Brands, Inc.	600	28,128
		155,988
Retail — 3.3%
Bed Bath & Beyond, Inc.(a)	100	3,615
Best Buy Co., Inc.	150	6,522
Circuit City Stores, Inc.	300	6,777
Costco Wholesale Corp.	1,100	54,417
Dillards, Inc. Cl. A(b)	200	4,964
Dollar General Corp.	1,300	24,791
Federated Department Stores, Inc.	2,093	138,829
The Home Depot, Inc.	2,300	93,104
J.C. Penney Co., Inc.	100	5,560
Lowe's Companies, Inc.	100	6,666
Office Depot, Inc.(a)	1,300	40,820
Sears Holdings Corp.(a) (b)	100	11,553
Staples, Inc.	100	2,271
Tiffany & Co.(b)	500	19,145
Wal-Mart Stores, Inc.	4,400	205,920
		624,954
Retail – Grocery — 0.2%
Albertson's, Inc.	1,500	32,025
Telephone Utilities — 2.6%
AT&T, Inc.	7,648	187,299
BellSouth Corp.	3,500	94,850
CenturyTel, Inc.	500	16,580
Qwest Communications International, Inc.(a) (b)	3,600	20,340
Sprint Nextel Corp.	3,494	81,620
Verizon Communications, Inc.	3,100	93,372
		494,061
Tobacco — 1.7%
Altria Group, Inc.	3,700	276,464
Reynolds American, Inc.(b)	400	38,132
UST, Inc.	300	12,249
		326,845
Toys, Games — 0.0%
Hasbro, Inc.	300	6,054

	Number of Shares	Market Value
Transportation — 1.4%
Burlington Northern Santa Fe Corp.	2,300	$162,886
CSX Corp.	400	20,308
Norfolk Southern Corp.	900	40,347
United Parcel Service, Inc. Cl. B	600	45,090
		268,631
TOTAL EQUITIES (Cost $17,725,177)		18,786,796
	Principal Amount
SHORT-TERM INVESTMENTS — 14.1%
Cash Equivalents(d)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	$55,856	55,856
American Beacon Money Market Fund(c)	24,020	24,020
Bank of America 4.230% 01/20/2006	58,653	58,653
Bank of America 4.270% 01/17/2006	42,981	42,981
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	111,719	111,719
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	55,860	55,860
Barclays 4.313% 01/17/2006	57,354	57,354
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	55,860	55,860
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	27,930	27,930
BGI Institutional Money Market Fund(c)	89,375	89,375
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	27,930	27,930
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	55,860	55,860
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	55,860	55,860
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	55,860	55,860

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	$33,367	$33,367
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	111,719	111,719
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	55,860	55,860
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	55,860	55,860
Fortis Bank Eurodollar Time Deposit 4.350% 01/03/2006	55,860	55,860
Freddie Mac Discount Note 4.234% 01/30/2006	44,858	44,858
General Electric Capital Corp. 4.274% 01/23/2006	111,086	111,086
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	40,986	40,986
Merrimac Cash Fund, Premium Class(c)	8,938	8,938
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	111,719	111,719
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	182,080	182,080
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	72,617	72,617
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	89,375	89,375
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	27,930	27,930
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	55,860	55,860
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	55,860	55,860
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	83,789	83,789
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.230% 01/03/2006	27,930	27,930

	Principal Amount	Market Value
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.300% 01/17/2006	$78,203	$78,203
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	55,860	55,860
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	55,860	55,860
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	63,748	63,748
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	89,375	89,375
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	55,860	55,860
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	27,930	27,930
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	55,860	55,860
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	46,922	46,922
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	111,719	111,719
		2,642,149
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		2,642,149
TOTAL INVESTMENTS — 114.1% (Cost $20,367,326)(e)		21,428,945
Other Assets/ (Liabilities) — (14.1%)		(2,641,031)
NET ASSETS — 100.0%		$18,787,914

Notes to Portfolio of Investments

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 90.9%
COMMON STOCK
Aerospace & Defense — 1.4%
HEICO Corp.(a)	50,600	$1,309,528
Air Transportation — 0.9%
SkyWest, Inc.	31,700	851,462
Apparel, Textiles & Shoes — 2.5%
Carter's, Inc.(b)	39,200	2,306,920
Banking, Savings & Loans — 10.9%
Alabama National Bancorp	15,700	1,016,732
Centennial Bank Holdings Inc.(a) (b)	48,400	598,708
First Republic Bank	55,650	2,059,607
First State Bancorp	22,200	532,578
Hanmi Financial Corp.	51,300	916,218
Pacific Capital Bancorp	69,554	2,474,731
UMB Financial Corp.	17,900	1,143,989
Webster Financial Corp.	29,680	1,391,992
		10,134,555
Broadcasting, Publishing & Printing — 3.5%
Emmis Communications Corp. Cl. A(a) (b)	53,400	1,063,194
Gray Television, Inc.	145,700	1,430,774
Lin TV Corp. Cl. A(b)	69,100	769,774
		3,263,742
Building Materials & Construction — 1.6%
Interline Brands, Inc.(b)	64,975	1,478,181
Chemicals — 5.6%
MacDermid, Inc.	46,500	1,297,350
Rockwood Holdings, Inc.(b)	44,400	876,012
Spartech Corp.	82,500	1,810,875
West Pharmaceutical Services, Inc.	50,100	1,254,003
		5,238,240
Commercial Services — 6.5%
ADVO, Inc.	45,300	1,276,554
FTI Consulting, Inc.(a) (b)	20,200	554,288
G&K Services, Inc. Cl. A	49,400	1,938,950
Valassis Communications, Inc.(b)	40,600	1,180,242
Wright Express Corp.(b)	50,700	1,115,400
		6,065,434
Computer & Other Data Processing Service — 0.2%
IHS, Inc. Cl. A(b)	9,100	186,732

	Number of Shares	Market Value
Electrical Equipment & Electronics — 8.4%
Baldor Electric Co.	63,100	$1,618,515
Cognex Corp.	48,900	1,471,401
Entegris, Inc.(b)	203,026	1,912,505
Micrel, Inc.(b)	98,400	1,141,440
Teleflex, Inc.	26,300	1,708,974
		7,852,835
Energy — 6.5%
Headwaters, Inc.(a) (b)	37,600	1,332,544
Rowan Companies, Inc.	28,600	1,019,304
Unit Corp.(b)	24,900	1,370,247
W-H Energy Services, Inc.(b)	70,600	2,335,448
		6,057,543
Financial Services — 8.2%
Chittenden Corp.	55,050	1,530,941
Eaton Vance Corp.	114,200	3,124,512
Fidelity Bankshares, Inc.	40,150	1,312,905
Jefferies Group, Inc.(a)	37,500	1,686,750
		7,655,108
Heavy Machinery — 1.4%
RBC Bearings, Inc.(b)	77,701	1,262,641
Home Construction, Furnishings & Appliances — 1.8%
Fossil, Inc.(a) (b)	78,750	1,693,913
Household Products — 1.1%
Trex Company, Inc.(a) (b)	36,700	1,029,435
Industrial – Diversified — 1.2%
Carlisle Companies, Inc.	15,500	1,071,825
Insurance — 3.2%
Harleysville Group, Inc.	11,500	304,750
HCC Insurance Holdings, Inc.	55,950	1,660,596
IPC Holdings Limited(a)	38,200	1,045,916
		3,011,262
Machinery & Components — 9.4%
Actuant Corp. Cl. A	25,900	1,445,220
Global Power Equipment Group, Inc.(b)	184,100	832,132
IDEX Corp.	45,500	1,870,505
Kaydon Corp.	49,900	1,603,786
Roper Industries, Inc.	74,700	2,951,397
		8,703,040

	Number of Shares	Market Value
Medical Supplies — 3.6%
Coherent, Inc.(b)	68,400	$2,030,112
II-VI, Inc.(b)	72,600	1,297,362
		3,327,474
Metals & Mining — 1.5%
Matthews International Corp. Cl. A	39,000	1,419,990
Pharmaceuticals — 0.9%
Charles River Laboratories International, Inc.(b)	19,800	838,926
Prepackaged Software — 1.1%
Dendrite International, Inc.(b)	72,200	1,040,402
Restaurants — 2.1%
RARE Hospitality International, Inc.(b)	35,800	1,087,962
The Steak n Shake Co.(b)	50,200	850,890
		1,938,852
Retail — 1.2%
Coldwater Creek, Inc.(b)	35,300	1,077,709
Transportation — 6.2%
Heartland Express, Inc.	72,815	1,477,416
Landstar System, Inc.	55,000	2,295,700
Robinson (C.H.) Worldwide, Inc.	53,400	1,977,402
		5,750,518
TOTAL EQUITIES (Cost $63,009,435)		84,566,267
	Principal Amount
SHORT-TERM INVESTMENTS — 19.7%
Cash Equivalents — 10.6%(d)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	$209,167	209,167
American Beacon Money Market Fund(c)	89,937	89,937
Bank of America 4.230% 01/20/2006	219,614	219,614
Bank of America 4.270% 01/17/2006	160,936	160,936
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	418,313	418,313

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	$209,156	$209,156
Barclays 4.313% 01/17/2006	214,754	214,754
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	209,156	209,156
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	104,578	104,578
BGI Institutional Money Market Fund(c)	334,650	334,650
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	104,578	104,578
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	209,156	209,156
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	209,156	209,156
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	209,156	209,156
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	124,937	124,937
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	418,313	418,313
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	209,156	209,156
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	209,156	209,156
Fortis Bank Eurodollar Time Deposit 4.350% 01/03/2006	209,156	209,156
Freddie Mac Discount Note 4.234% 01/30/2006	167,962	167,962
General Electric Capital Corp. 4.274% 01/23/2006	415,943	415,943
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	153,464	153,464
Merrimac Cash Fund, Premium Class(c)	33,465	33,465
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	418,313	418,313

	Principal Amount	Market Value
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	$681,767	$681,767
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	271,903	271,903
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	334,650	334,650
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	104,578	104,578
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	209,156	209,156
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	209,156	209,156
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	313,735	313,735
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.230% 01/03/2006	104,578	104,578
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.300% 01/17/2006	292,819	292,819
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	209,156	209,156
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	209,156	209,156
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	238,693	238,693
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	334,650	334,650
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	209,156	209,156
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	104,578	104,578
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	209,156	209,156
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	175,691	175,691

	Principal Amount	Market Value
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	$418,313	$418,313
		9,893,063
Repurchase Agreement — 9.1%
Investors Bank & Trust Company Repurchase Agreement, dated 12/30/05, 3.02%, due 01/03/2006(e)	8,441,037	8,441,037
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		18,334,100
TOTAL INVESTMENTS — 110.6% (Cost $81,343,535)(f)		102,900,367
Other Assets/(Liabilities) — (10.6%)		(9,842,153)
NET ASSETS — 100.0%		$93,058,214

Notes to Portfolio of Investments

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $8,443,870. Collaterized by U.S. Government Agency obligations with a rate of 5.025%, maturity date of 08/01/2034, and an aggregate market value, including accrued interest, of $8,863,089.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Company Opportunities Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 87.6%
COMMON STOCK
Air Transportation — 1.6%
Republic Airways Holdings, Inc.(a)	77,600	$1,179,520
Apparel, Textiles & Shoes — 2.4%
Citi Trends, Inc.(a) (b)	42,100	1,797,249
Banking, Savings & Loans — 9.0%
Columbia Banking Systems, Inc.	35,800	1,022,090
Financial Institutions, Inc.	34,100	669,042
First Republic Bank	40,400	1,495,204
First State Bancorp	55,500	1,331,445
IBERIABANK Corp.	15,700	800,857
Preferred Bank/Los Angeles, CA	22,200	987,900
Sterling Bancorp-NY	17,482	344,920
		6,651,458
Broadcasting, Publishing & Printing — 1.9%
Saga Communications, Inc. Cl. A(a)	126,175	1,371,522
Building Materials & Construction — 0.5%
Merge Technologies, Inc.(a) (b)	14,279	357,546
Commercial Services — 10.5%
Ambassadors Group, Inc.	39,200	897,288
Casella Waste Systems, Inc. Cl. A(a)	81,500	1,042,385
Forrester Research, Inc.(a)	55,922	1,048,537
iPayment, Inc.(a)	8,500	352,920
Multi-Color Corp.	51,785	1,437,034
On Assignment, Inc.(a)	136,300	1,487,033
Standard Parking Corp.(a)	38,600	754,244
Team, Inc.(a)	33,200	700,852
		7,720,293
Computer Integrated Systems Design — 3.2%
Ansoft Corp.(a)	12,900	439,245
NCI, Inc. Cl. A(a)	76,500	1,050,345
SI International, Inc.(a)	29,200	892,644
		2,382,234
Data Processing & Preparation — 1.2%
HMS Holdings Corp.(a)	118,200	904,230
Electrical Equipment & Electronics — 14.4%
Axsys Technologies, Inc.(a)	86,350	1,549,982
AZZ, Inc.(a)	70,200	1,266,408
Bel Fuse, Inc. Cl. B	35,800	1,138,440
The Eastern Co.	37,200	725,772

	Number of Shares	Market Value
Entegris, Inc.(a)	137,195	$1,292,377
LaBarge, Inc.(a)	106,100	1,524,657
Nu Horizons Electronics Corp.(a)	149,888	1,513,869
Orbit International Corp.(a)	55,200	687,792
Ultralife Batteries, Inc.(a)	76,000	912,000
		10,611,297
Energy — 1.9%
RPC, Inc.	53,975	1,421,701
Entertainment & Leisure — 3.5%
Pinnacle Entertainment, Inc.(a) (b)	59,000	1,457,890
Steinway Musical Instruments, Inc.(a)	42,800	1,091,828
		2,549,718
Financial Services — 2.4%
Boston Private Financial Holdings, Inc.(b)	58,700	1,785,654
Healthcare — 2.6%
Bio-Imaging Technologies, Inc.(a)	113,600	363,520
Bio-Reference Labs, Inc.(a) (b)	82,400	1,549,944
		1,913,464
Heavy Machinery — 0.8%
Key Technology, Inc.(a)	47,592	611,081
Home Construction, Furnishings & Appliances — 2.0%
Movado Group, Inc.	81,700	1,495,110
Insurance — 4.4%
Donegal Group, Inc. Cl. A	73,166	1,700,378
Safety Insurance Group, Inc.	38,300	1,546,171
		3,246,549
Machinery & Components — 0.8%
Met-Pro Corp.	47,088	558,464
Medical Supplies — 8.1%
ADE Corp.(a)	45,100	1,085,106
Excel Technology, Inc.(a)	42,583	1,012,624
II-VI, Inc.(a)	64,529	1,153,133
Measurement Specialties, Inc.(a) (b)	49,100	1,195,585
Neogen Corp.(a)	71,555	1,503,371
		5,949,819

	Number of Shares	Market Value
Metals & Mining — 1.6%
Gibraltar Industries, Inc.	51,550	$1,182,557
Pharmaceuticals — 0.5%
Stratagene Corp.(a)	34,500	346,380
Prepackaged Software — 5.1%
CCC Information Services Group, Inc.(a)	42,000	1,101,240
Moldflow Corp.(a)	81,200	1,131,928
MSC.Software Corp.(a) (b)	91,300	1,552,100
		3,785,268
Real Estate — 1.0%
United Capital Corp.(a)	29,600	730,232
Retail — 3.0%
Big 5 Sporting Goods Corp.	36,400	796,796
Sportsman's Guide, Inc.(a)	58,600	1,397,610
		2,194,406
Transportation — 5.2%
Knight Transportation, Inc.	53,138	1,101,540
Marten Transport Ltd.(a)	94,125	1,714,958
Old Dominion Freight Line, Inc.(a)	37,900	1,022,542
		3,839,040
TOTAL EQUITIES (Cost $53,319,491)		64,584,792
	Principal Amount
SHORT-TERM INVESTMENTS — 16.3%
Cash Equivalents — 7.7%(d)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	$119,487	119,487
American Beacon Money Market Fund(c)	51,377	51,377
Bank of America 4.230% 01/20/2006	125,456	125,456
Bank of America 4.270% 01/17/2006	91,936	91,936
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	238,965	238,965
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	119,482	119,482
Barclays 4.313% 01/17/2006	122,680	122,680

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	$119,482	$119,482
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	59,741	59,741
BGI Institutional Money Market Fund(c)	191,172	191,172
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	59,741	59,741
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	119,482	119,482
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	119,482	119,482
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	119,482	119,482
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	71,371	71,371
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	238,965	238,965
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	119,482	119,482
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	119,482	119,482
Fortis Bank Eurodollar Time Deposit 4.350% 01/03/2006	119,482	119,482
Freddie Mac Discount Note 4.234% 01/30/2006	95,950	95,950
General Electric Capital Corp. 4.274% 01/23/2006	237,610	237,610
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	87,667	87,667
Merrimac Cash Fund, Premium Class(c)	19,117	19,117
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	238,965	238,965
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	389,465	389,465

	Principal Amount	Market Value
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	$155,327	$155,327
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	191,172	191,172
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	59,741	59,741
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	119,482	119,482
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	119,482	119,482
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	179,223	179,223
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.230% 01/03/2006	59,741	59,741
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.300% 01/17/2006	167,275	167,275
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	119,482	119,482
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	119,482	119,482
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	136,355	136,355
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	191,172	191,172
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	119,482	119,482
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	59,741	59,741
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	119,482	119,482
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	100,365	100,365
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	238,965	238,965
		5,651,490

	Principal Amount	Market Value
Repurchase Agreement — 8.6%
Investors Bank & Trust Company Repurchase Agreement, dated 12/30/2005, 3.02%, due 01/03/2006(e)	$6,367,627	$6,367,627
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		12,019,117
TOTAL INVESTMENTS — 103.9% (Cost $65,338,608)(f)		76,603,909
Other Assets/ (Liabilities) — (3.9%)		(2,852,403)
NET ASSETS — 100.0%		$73,751,506

Notes to Portfolio of Investments

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $6,369,764. Collateralized by U.S. Government Agency obligation with a rate of 4.919%, maturity date of 09/15/2032, and an aggregate market value, including accrued interest, of $6,686,009.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements

Statement of Assets and Liabilities

December 31, 2005

	MML Money Market Fund	MML Inflation-Protected Bond Fund	MML Managed Bond Fund	MML Blend Fund
Assets:
Investments, at value (Note 2)(a)	$-	$167,660,592	$383,846,959	$822,956,923
Short-term investments, at value (Note 2)(b)	110,939,970	1,913,339	58,449,053	204,750,232
Total Investments(c)	110,939,970	169,573,931	442,296,012	1,027,707,155
Cash	768	-	5,820	-
Receivables from:
Investments sold	-	-	380,182	262,299
Affiliated investment adviser (Note 3)	-	-	-	-
Fund shares sold	90,674	253,274	428,660	10,775
Interest and dividends	7	1,595,017	4,469,432	3,823,389
Foreign taxes withheld	-	-	-	-
Total assets	111,031,419	171,422,222	447,580,106	1,031,803,618
Liabilities:
Payables for:
Investments purchased	-	-	4,562,528	249,530
Open swaps contracts, at value (Note 2)	-	-	44,172	57,782
Fund shares repurchased	1,574,626	10,379	134,356	379,921
Variation margin on open futures contracts (Note 2)	-	-	17,344	8,906
Securities on loan (Note 2)	-	-	39,230,760	87,392,756
Settlement of investments purchased on a when issued basis (Note 2)	-	-	-	21,699,759
Affiliated trustees' fees and expenses (Note 3)	16,640	3,914	36,376	108,112
Affiliates (Note 3):
Investment management fees	46,234	70,795	152,913	315,923
Due to custodian	-	-	-	28,812
Accrued expenses and other liabilities	30,289	30,182	25,634	43,713
Total liabilities	1,667,789	115,270	44,204,083	110,285,214
Net assets	$109,363,630	$171,306,952	$403,376,023	$921,518,404
Net assets consist of:
Paid-in capital	$109,538,378	$174,209,389	$407,791,398	$980,027,609
Undistributed net investment income (distributions in excess of net investment income)	26,416	(3,200)	(195,714)	(211,214)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency translations	(201,164)	2,036,275	(5,287,627)	(198,926,773)
Net unrealized appreciation (depreciation) on investments, futures contracts, foreign currency and other assets and liabilities	-	(4,935,512)	1,067,966	140,628,782
Net assets	$109,363,630	$171,306,952	$403,376,023	$921,518,404
Shares outstanding:	109,477,532	16,206,885	33,189,076	58,328,594
Net asset value, offering price and redemption price per share:	$1.00	$10.57	$12.15	$15.80
(a) Cost of investments:	$-	$172,596,104	$382,787,867	$682,310,193
(b) Cost of short-term investments:	$110,939,970	$1,913,339	$58,449,053	$204,750,232
(c) Securities on loan with market value of:	$-	$-	$38,418,943	$84,642,394

The accompanying notes are an integral part of the financial statements.

	MML Equity Fund	MML Enhanced Index Core Equity Fund	MML Small Cap Equity Fund	MML Small Company Opportunities Fund
Assets:
Investments, at value (Note 2)(a)	$1,271,655,986	$18,786,796	$84,566,267	$64,584,792
Short-term investments, at value (Note 2)(b)	82,459,495	2,642,149	18,334,100	12,019,117
Total Investments(c)	1,354,115,481	21,428,945	102,900,367	76,603,909
Cash	8,508,241	-	211,869	2,890,147
Receivables from:
Investments sold	494,345	13,592	-	-
Affiliated investment adviser (Note 3)	-	6,004	-	-
Fund shares sold	27,117	399	22,807	88,846
Interest and dividends	2,098,674	30,531	57,223	32,970
Foreign taxes withheld	1,225	-	-	-
Total assets	1,365,245,083	21,479,471	103,192,266	79,615,872
Liabilities:
Payables for:
Investments purchased	26,834	-	80,073	112,118
Open swaps contracts, at value (Note 2)	-	-	-	-
Fund shares repurchased	340,497	115	68,107	1,361
Variation margin on open futures contracts (Note 2)	-	-	-	-
Securities on loan (Note 2)	82,459,495	2,642,149	9,893,063	5,651,490
Settlement of investments purchased on a when issued basis (Note 2)	-	-	-	-
Affiliated trustees' fees and expenses (Note 3)	130,730	1,291	9,216	3,508
Affiliates (Note 3):
Investment management fees	425,323	8,821	52,448	65,669
Due to custodian	-	8,053	-	-
Accrued expenses and other liabilities	48,080	31,128	31,145	30,220
Total liabilities	83,430,959	2,691,557	10,134,052	5,864,366
Net assets	$1,281,814,124	$18,787,914	$93,058,214	$73,751,506
Net assets consist of:
Paid-in capital	$1,157,956,377	$17,945,897	$71,287,044	$60,591,081
Undistributed net investment income (distributions in excess of net investment income)	(110,638)	(1,114)	(8,617)	(3,102)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency translations	(111,058,022)	(218,488)	222,955	1,898,226
Net unrealized appreciation (depreciation) on investments, futures contracts, foreign currency and other assets and liabilities	235,026,407	1,061,619	21,556,832	11,265,301
Net assets	$1,281,814,124	$18,787,914	$93,058,214	$73,751,506
Shares outstanding:	53,529,511	1,926,660	7,722,259	4,890,267
Net asset value, offering price and redemption price per share:	$23.95	$9.75	$12.05	$15.08
(a) Cost of investments:	$1,036,629,579	$17,725,177	$63,009,435	$53,319,491
(b) Cost of short-term investments:	$82,459,495	$2,642,149	$18,334,100	$12,019,117
(c) Securities on loan with market value of:	$79,520,647	$2,544,604	$9,454,053	$5,372,889

MML Series Investment Fund II – Financial Statements (Continued)

Statement of Operations

For the Year Ended December 31, 2005

	MML Money Market Fund	MML Inflation-Protected Bond Fund	MML Managed Bond Fund	MML Blend Fund
Investment income (Note 2):
Dividends(a)	$-	$-	$-	$11,062,683
Interest	3,639,179	10,005,120	19,092,262	17,694,381
Securities lending income	-	-	79,678	84,616
Total investment income	3,639,179	10,005,120	19,171,940	28,841,680
Expenses:
Investment management fees (Note 3)	568,733	743,584	1,757,278	3,829,950
Custody fees	13,621	10,268	-	128,481
Trustee reporting	2,843	3,179	-	2,843
Audit and legal fees	26,976	29,745	25,345	39,219
Proxy fees	495	495	-	885
Shareholder reporting fees	2,807	2,759	-	23,737
Trustees' fees (Note 3)	11,394	10,720	17,843	93,946
Total expenses	626,869	800,750	1,800,466	4,119,061
Expenses waived (Note 3)	-	-	-	-
Net expenses	626,869	800,750	1,800,466	4,119,061
Net investment income (loss)	3,012,310	9,204,370	17,371,474	24,722,619
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	1,668	(15,505)	114,424	62,458,085
Closed futures contracts	-	-	20,400	(167,664)
Closed swap contracts	-	-	(15,751)	(3,919)
Net realized gain (loss)	1,668	(15,505)	119,073	62,286,502
Net change in unrealized appreciation (depreciation) on:
Investments	-	(7,097,711)	(8,571,933)	(44,173,927)
Open futures contracts	-	-	69,579	4,234
Open swap contracts	-	-	(60,705)	(48,834)
Net unrealized loss	-	(7,097,711)	(8,563,059)	(44,218,527)
Net realized and unrealized gain (loss)	1,668	(7,113,216)	(8,443,986)	18,067,975
Net increase (decrease) in net assets resulting from operations	$3,013,978	$2,091,154	$8,927,488	$42,790,594
(a) Net of foreign withholding tax of:	$-	$-	$-	$-

The accompanying notes are an integral part of the financial statements.

	MML Equity Fund	MML Enhanced Index Core Equity Fund	MML Small Cap Equity Fund	MML Small Company Opportunities Fund
Investment income (Note 2):
Dividends(a)	$29,587,963	$343,877	$761,561	$302,288
Interest	151,654	3,016	138,465	126,473
Securities lending income	119,199	1,742	11,530	24,757
Total investment income	29,858,816	348,635	911,556	453,518
Expenses:
Investment management fees (Note 3)	5,119,841	98,919	614,760	684,613
Custody fees	161,371	13,402	14,518	15,944
Trustee reporting	2,843	3,122	2,843	3,198
Audit and legal fees	44,883	27,197	29,048	27,938
Proxy fees	972	875	875	875
Shareholder reporting fees	32,687	534	2,896	1,794
Trustees' fees (Note 3)	129,486	1,696	8,960	5,947
Total expenses	5,492,083	145,745	673,900	740,309
Expenses waived (Note 3)	-	(27,041)	-	-
Net expenses	5,492,083	118,704	673,900	740,309
Net investment income (loss)	24,366,733	229,931	237,656	(286,791)
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	92,699,266	1,552,887	4,787,077	9,066,112
Closed futures contracts	-	-	-	-
Closed swap contracts	-	-	-	-
Net realized gain (loss)	92,699,266	1,552,887	4,787,077	9,066,112
Net change in unrealized appreciation (depreciation) on:
Investments	(77,008,554)	(811,387)	(5,441,010)	(1,542,797)
Open futures contracts	-	-	-	-
Open swap contracts	-	-	-	-
Net unrealized loss	(77,008,554)	(811,387)	(5,441,010)	(1,542,797
Net realized and unrealized gain (loss)	15,690,712	741,500	(653,933)	7,523,315
Net increase (decrease) in net assets resulting from operations	$40,057,445	$971,431	$(416,277)	$7,236,524
(a) Net of foreign withholding tax of:	$25,399	$-	$-	$-

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Money Market Fund		MML Inflation-Protected Bond Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$3,012,310	$984,040	$9,204,370	$2,243,430
Net realized gain (loss) on investment transactions	1,668	(2,106)	(15,505)	244,266
Net change in unrealized appreciation (depreciation) on investments, futures contracts and swaps	-	-	(7,097,711)	1,275,812
Net increase in net assets resulting from operations	3,013,978	981,934	2,091,154	3,763,508
Distributions to shareholders (Note 2):
From net investment income	(3,012,310)	(981,495)	(6,722,189)	(2,595,759)
From net realized gains	-	-	(14,736)	(453,773)
Tax return of capital	-	-	(24,207)	-
Net fund share transactions (Note 5)	(6,254,891)	(26,005,097)	87,138,909	52,688,262
Total increase (decrease) in net assets	(6,253,223)	(26,004,658)	82,468,931	53,402,238
Net assets:
Beginning of year	115,616,853	141,621,511	88,838,021	35,435,783
End of year	$109,363,630	$115,616,853	$171,306,952	$88,838,021
Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of the year	$26,416	$26,416	$(3,200)	$(1,050)

The accompanying notes are an integral part of the financial statements.

	MML Managed Bond Fund		MML Blend Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$17,371,474	$16,467,206	$24,722,619	$26,118,868
Net realized gain (loss) on investment transactions	119,073	2,303,471	62,286,502	51,990,125
Net change in unrealized appreciation (depreciation) on investments, futures contracts and swaps	(8,563,059)	(2,146,074)	(44,218,527)	7,485,437
Net increase in net assets resulting from operations	8,927,488	16,624,603	42,790,594	85,594,430
Distributions to shareholders (Note 2):
From net investment income	(18,782,477)	(17,870,402)	(25,920,972)	(27,603,935)
From net realized gains	-	-	-	-
Tax return of capital	-	-	-	-
Net fund share transactions (Note 5)	27,930,099	7,555,800	(125,392,288)	(113,091,847)
Total increase (decrease) in net assets	18,075,110	6,310,001	(108,522,666)	(55,101,352)
Net assets:
Beginning of year	385,300,913	378,990,912	1,030,041,070	1,085,142,422
End of year	$403,376,023	$385,300,913	$921,518,404	$1,030,041,070
Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of the year	$(195,714)	$(1,181,964)	$(211,214)	$(390,072)

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Equity Fund		MML Enhanced Index Core Equity Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$24,366,733	$26,798,634	$229,931	$240,477
Net realized gain on investment transactions	92,699,266	86,260,739	1,552,887	1,297,969
Net change in unrealized appreciation (depreciation) on investments	(77,008,554)	84,743,459	(811,387)	200,309
Net increase (decrease) in net assets resulting from operations	40,057,445	197,802,832	971,431	1,738,755
Distributions to shareholders (Note 2):
From net investment income	(24,339,586)	(26,837,006)	(226,686)	(240,282)
From net realized gains	-	-	(915,652)	-
Net fund share transactions (Note 5)	(141,818,352)	(101,489,287)	802,341	575,490
Total increase (decrease) in net assets	(126,100,493)	69,476,539	631,434	2,073,963
Net assets:
Beginning of year	1,407,914,617	1,338,438,078	18,156,480	16,082,517
End of year	$1,281,814,124	$1,407,914,617	$18,787,914	$18,156,480
Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of the year	$(110,638)	$(106,185)	$(1,114)	$(492)

The accompanying notes are an integral part of the financial statements.

	MML Small Cap Equity Fund		MML Small Company Opportunities Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$237,656	$154,175	$(286,791)	$(272,362)
Net realized gain on investment transactions	4,787,077	2,541,228	9,066,112	4,781,901
Net change in unrealized appreciation (depreciation) on investments	(5,441,010)	11,469,589	(1,542,797)	5,038,175
Net increase (decrease) in net assets resulting from operations	(416,277)	14,164,992	7,236,524	9,547,714
Distributions to shareholders (Note 2):
From net investment income	(241,415)	(159,391)	-	-
From net realized gains	(4,492,257)	(1,804,441)	(7,774,755)	(4,414,393)
Net fund share transactions (Note 5)	(2,706,434)	2,809,366	10,958,663	15,025,867
Total increase (decrease) in net assets	(7,856,383)	15,010,526	10,420,432	20,159,188
Net assets:
Beginning of year	100,914,597	85,904,071	63,331,074	43,171,886
End of year	$93,058,214	$100,914,597	$73,751,506	$63,331,074
Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of the year	$(8,617)	$(7,904)	$(3,102)	$(2,641)

MML Money Market Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income	0.03 ***	0.01	0.01	0.01	0.04
Net realized and unrealized gain (loss) on investments	0.00 †	(0.00)†	0.00 †	0.00 †	(0.00)†
Total income from investment operations	0.03	0.01	0.01	0.01	0.04
Less distributions to shareholders:
From net investment income	(0.03)	(0.01)	(0.01)	(0.01)	(0.04)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(a)	2.66%	0.79%	0.62%	1.29%	3.66%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$109,364	$115,617	$141,622	$192,252	$203,691
Net expenses to average daily net assets	0.54%	0.53%	0.52%	0.52%	0.50%
Net investment income to average daily net assets	2.61%	0.77%	0.63%	1.27%	3.67%

***  Per share amount calculated on the average shares method.

†  Net realized and unrealized gain (loss) on investments is less than $0.01 per share.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Period ended 12/31/02+
Net asset value, beginning of year	$10.91	$10.72	$10.23	$10.00
Income (loss) from investment operations:
Net investment income	0.79 ***	0.36	0.23	0.09
Net realized and unrealized gain (loss) on investments	(0.62)	0.29	0.50	0.23
Total income from investment operations	0.17	0.65	0.73	0.32
Less distributions to shareholders:
From net investment income	(0.51)	(0.40)	(0.23)	(0.09)
From net realized gains	(0.00)†	(0.06)	(0.01)	-
Tax return of capital	(0.00)††	-	-	-
Total distributions	(0.51)	(0.46)	(0.24)	(0.09)
Net asset value, end of year	$10.57	$10.91	$10.72	$10.23

Total Return(a)	1.61%	6.25%	7.01%	3.17	% **
Ratios / Supplemental Data:
Net assets, end of year (000's)	$171,307	$88,838	$35,436	$10,790
Ratio of expenses to average daily net assets:
Before expense waiver	0.63%	0.66%	0.78%	1.57	% *
After expense waiver#	N/A	N/A	0.71%	0.71	% *
Net investment income to average daily net assets	7.29%	3.69%	2.53%	2.54	% *
Portfolio turnover rate	2%	15%	25%	0	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

†  Distributions from net realized gains are less than $0.01 per share.

††  Tax return of capital are less than $0.01 per share.

+  For the period from August 30, 2002 (commencement of operations) through December 31, 2002.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period August 30, 2002 through December 31, 2002 and for the year ended December 31, 2003.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund - Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)
Net asset value, beginning of year	$12.46	$12.51	$12.49	$12.27	$12.19
Income (loss) from investment operations:
Net investment income	0.56	0.56	0.57	0.67	0.74
Net realized and unrealized gain (loss) on investments	(0.27)	(0.01)	0.11	0.33	0.20
Total income from investment operations	0.29	0.55	0.68	1.00	0.94
Less distributions to shareholders:
From net investment income	(0.60)	(0.60)	(0.66)	(0.70)	(0.86)
From net realized gains	-	-	-	(0.08)	-
Total distributions	(0.60)	(0.60)	(0.66)	(0.78)	(0.86)
Net asset value, end of year	$12.15	$12.46	$12.51	$12.49	$12.27
Total Return(a)	2.34%	4.47%	5.59%	8.40%	7.89%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$403,376	$385,301	$378,991	$386,227	$293,109
Net expenses to average daily net assets	0.46%	0.46%	0.46%	0.47%	0.48%
Net investment income to average daily net assets	4.46%	4.38%	4.56%	5.51%	5.98%
Portfolio turnover rate	76%	102%	77%	41%	53%

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(b)  The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income per share of $0.01, an increase to net realized and unrealized gains and losses per share of $0.01 and a decrease of the ratio of net investment income to average net assets from 6.11% to 5.98%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)
Net asset value, beginning of year	$15.51	$14.66	$12.67	$14.76	$19.51
Income (loss) from investment operations:
Net investment income	0.40 ***	0.38	0.34	0.39	0.47
Net realized and unrealized gain (loss) on investments	0.32	0.87	2.01	(2.08)	(1.69)
Total income (loss) from investment operations	0.72	1.25	2.35	(1.69)	(1.22)
Less distributions to shareholders:
From net investment income	(0.43)	(0.40)	(0.36)	(0.40)	(0.56)
From net realized gains	-	-	-	-	(2.97)
Total distributions	(0.43)	(0.40)	(0.36)	(0.40)	(3.53)
Net asset value, end of year	$15.80	$15.51	$14.66	$12.67	$14.76
Total Return(a)	4.66%	8.68%	18.71%	(11.53)%	(5.75)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$921,518	$1,030,041	$1,085,142	$1,048,441	$1,451,123
Net expenses to average daily net assets	0.43%	0.42%	0.42%	0.42%	0.40%
Net investment income to average daily net assets	2.56%	2.51%	2.44%	2.80%	2.85%
Portfolio turnover rate	150%	113%	101%	90%	87%

***  Per share amount calculated on the average shares method.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(b)  The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discounts on debt secutities. The effect of this charge for the year ended December 31, 2001 was a decrease to net investment income per share of $0.003, an increase to net realized and unrealized gains and losses of $0.003 and a decrease of the ratio of net investment income to average net assets from 2.87% to 2.85%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01
Net asset value, beginning of year	$23.66	$20.82	$16.60	$21.28	$34.30
Income (loss) from investment operations:
Net investment income	0.43 ***	0.46	0.33	0.27	0.35
Net realized and unrealized gain (loss) on investments	0.32	2.84	4.22	(4.41)	(5.23)
Total income (loss) from investment operations	0.75	3.30	4.55	(4.14)	(4.88)
Less distributions to shareholders:
From net investment income	(0.46)	(0.46)	(0.33)	(0.27)	(0.62)
From net realized gains	-	-	-	(0.27)	(7.52)
Total distributions	(0.46)	(0.46)	(0.33)	(0.54)	(8.14)
Net asset value, end of year	$23.95	$23.66	$20.82	$16.60	$21.28
Total Return(a)	3.12%	15.85%	27.49%	(19.55)%	(14.72)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,281,814	$1,407,915	$1,338,438	$1,155,240	$1,667,665
Net expenses to average daily net assets	0.41%	0.41%	0.41%	0.42%	0.40%
Net investment income to average daily net assets	1.83%	2.01%	1.77%	1.33%	1.22%
Portfolio turnover rate	46%	36%	61%	67%	101%

***  Per share amount calculated on the average shares method.

(a)  Total return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods above.

The accompanying notes are an integral part of the financial statements.

MML Enhanced Index Core Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of year	$9.83	$8.99	$7.13	$9.21	$10.00
Income (loss) from investment operations:
Net investment income	0.13 ***	0.13	0.08	0.07	0.06	***
Net realized and unrealized gain (loss) on investments	0.41	0.84	1.86	(2.08)	(0.80)
Total income (loss) from investment operations	0.54	0.97	1.94	(2.01)	(0.74)
Less distributions to shareholders:
From net investment income	(0.12)	(0.13)	(0.08)	(0.07)	(0.05)
From net realized gains	(0.50)	-	-	-	-
Total distributions	(0.62)	(0.13)	(0.08)	(0.07)	(0.05)
Net asset value, end of year	$9.75	$9.83	$8.99	$7.13	$9.21
Total Return(a)	5.53%	10.81%	27.19%	(21.80)%	(7.08	)% **
Ratios / Supplemental Data:
Net assets, end of year (000's)	$18,788	$18,156	$16,083	$9,666	$10,560
Ratio of expenses to average daily net assets:
Before expense waiver	0.81%	0.81%	0.80%	0.95%	0.76	% *
After expense waiver#	0.66%	0.66%	0.66%	0.66%	0.66	% *
Net investment income to average daily net assets	1.28%	1.43%	1.14%	0.96%	0.93	% *
Portfolio turnover rate	144%	120%	78%	82%	59	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

***  Per share amount calculated on the average shares method.

+  For the period from May 1, 2001 (commencement of operations) through December 31, 2001.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2001 through December 31, 2001, the years ended December 31, 2002, 2003, 2004, and 2005.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$12.71	$11.14	$8.50		$9.67		$9.40
Income (loss) from investment operations:
Net investment income	0.03 *	0.02	0.02		0.02		0.05
Net realized and unrealized gain (loss) on investments	(0.05)	1.80	2.64		(1.17)		0.27
Total income (loss) from investment operations	(0.02)	1.82	2.66		(1.15)		0.32
Less distributions to shareholders:
From net investment income	(0.03)	(0.02)	(0.02)		(0.02)		(0.05)
From net realized gains	(0.61)	(0.23)	-		-		-
Total distributions	(0.64)	(0.25)	(0.02)		(0.02)		(0.05)
Net asset value, end of year	$12.05	$12.71	$11.14		$8.50		$9.67
Total Return(a)	(0.21)%	16.36%	31.29%		(11.84)%		3.36%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$93,058	$100,915	$85,904		$61,508		$57,096
Ratio of expenses to average daily net assets:
Before expense waiver	0.71%	0.71%	0.73%		0.77%		0.69%
After expense waiver#	N/A	N/A	0.73	%(b)	0.76	%(b)	N/A
Net investment income to average daily net assets	0.25%	0.17%	0.20%		0.25%		0.59%
Portfolio turnover rate	27%	39%	43%		44%		97%

*  Per share amount calculated on average shares method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund, for the year ended December 31, 2002.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

MML Small Company Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02	Period ended 12/31/01+
Net asset value, beginning of year	$15.19	$13.79	$10.13	$10.84	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.07)	(0.04)	(0.03)	0.00	†
Net realized and unrealized gain (loss) on investments	1.71	2.62	4.32	(0.66)	0.97
Total income (loss) from investment operations	1.65	2.55	4.28	(0.69)	0.97
Less distributions to shareholders:
From net investment income	-	-	-	-	(0.00	)††
From net realized gains	(1.76)	(1.15)	(0.62)	(0.02)	(0.13)
Total distributions	(1.76)	(1.15)	(0.62)	(0.02)	(0.13)
Net asset value, end of year	$15.08	$15.19	$13.79	$10.13	$10.84
Total Return(a)	10.94%	18.83%	42.25%	(6.34)%	9.69	% **
Ratios / Supplemental Data:
Net assets, end of year (000's)	$73,752	$63,331	$43,172	$23,203	$13,830
Ratio of expenses to average daily net assets:
Before expense waiver	1.14%	1.15%	1.18%	1.29%	1.34	% *
After expense waiver#	N/A	NA	1.16%	1.16%	1.16	% *
Net investment income (loss) to average daily net assets	(0.44)%	(0.55)%	(0.38)%	(0.41)%	0.04	% *
Portfolio turnover rate	56%	59%	57%	43%	50	% **

*  Annualized.

**  Percentages represent results for the period and are not annualized.

†  Net investment income is less than $0.01 per share.

††  Distributions from net investment income are less than $0.01 per share.

+  For the period from May 1, 2001 (commencement of operations) through December 31, 2001.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2001 through December 31, 2001 and the years ended December 31, 2002 and 2003.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.  The Fund
   MML Series Investment Fund II ("MML II Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 28, 2005, as amended. The following are eight series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Money Market Fund ("Money Market Fund"), MML Inflation-Protected Bond Fund ("Inflation-Protected Bond Fund"), MML Managed Bond Fund ("Managed Bond Fund"), MML Blend Fund ("Blend Fund"), MML Equity Fund ("Equity Fund"), MML Enhanced Index Core Equity Fund ("Enhanced Index Core Equity Fund"), MML Small Cap Equity Fund ("Small Cap Equity Fund") and MML Small Company Opportunities Fund ("Small Company Opportunities Fund").

The MML II Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML II Trust are not offered to the general public.

After the close of business on April 29, 2005, each of the MML Money Market Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Fund, MML Enhanced Index Core Equity Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund, each a fund of MML Series Investment Fund II (each a "New Fund"), acquired all of the assets and liabilities of the MML Money Market Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Fund, MML Enhanced Index Core Equity Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund, each a fund of MML Series Investment Fund (each a "Fund"), respectively, pursuant to agreements and plans of reorganization that were approved by each Fund's respective shareholders on April 18, 2005. Each acquisition was accomplished by a tax-free transfer of all the assets of each Fund to the corresponding New Fund in exchange for shares of the New Fund and the assumption by the New Fund of all of the liabilities of the Fund.

2.  Significant Accounting Policies
   The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
   Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. For all the Funds, excluding the Money Market Fund, short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. The Money Market Fund's portfolio securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a per-share net asset value of $1.00. All other securities and other assets, including futures, options, swaps and debt securities for which the prices supplied by a pricing agent are deemed by the Trustees not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the

Notes to Financial Statements (Continued)

actual calculation may be done by others. Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, valuation methods approved by the Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund's value for a security is likely to be different from the last quoted market price or pricing service information. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

Securities Lending
   The Inflation-Protected Bond Fund, Managed Bond Fund, Blend Fund, Equity Fund, Enhanced Index Core Equity Fund, Small Cap Equity Fund and Small Company Opportunities Fund may lend their securities to qualified brokers; however, securities lending cannot exceed 10% of the total assets of the Managed Bond Fund taken at current value, and 33% of the total assets of the Inflation-Protected Bond Fund, Blend Fund, Equity Fund, Enhanced Index Core Equity Fund, Small Cap Equity Fund and Small Company Opportunities Fund taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At December 31, 2005, the Funds loaned securities having the following market values, collateralized by cash, which was invested in short-term instruments in the following amounts:

	Securities on Loan	Collateral
Managed Bond Fund	$38,418,943	$39,230,760
Blend Fund	84,642,394	87,392,756
Equity Fund	79,520,647	82,459,495
Enhanced Index Core Equity Fund	2,544,604	2,642,149
Small Cap Equity Fund	9,454,053	9,893,063
Small Company Opportunities Fund	5,372,889	5,651,490

For each Fund, the amount of securities on loan indicated in the table above may not correspond with the securities on loan identified on the Portfolio of Investments because securities with pending sales are in process of recall from the brokers. At December 31, 2005, the Funds had no securities on loan with pending sales.

Notes to Financial Statements (Continued)

The Trust receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended December 31, 2005, the Trust earned securities lending agent fees as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Managed Bond Fund	$1,035,131	$(955,453)	$79,678
Blend Fund	2,200,504	(2,115,888)	84,616
Equity Fund	3,730,589	(3,611,390)	119,199
Enhanced Index Core Equity Fund	72,180	(70,438)	1,742
Small Cap Equity Fund	387,500	(375,970)	11,530
Small Company Opportunities Fund	182,057	(157,300)	24,757

Repurchase Agreements
   Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

Accounting for Investments
   Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax
   It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders
   Dividends from net investment income are declared and paid quarterly for the Inflation-Protected Bond Fund, Managed Bond Fund and Blend Fund and annually for the Equity Fund, Enhanced Index Core Equity Fund, Small Cap Equity Fund and Small Company Opportunities Fund and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

Notes to Financial Statements (Continued)

During the year ended December 31, 2005, the following amounts were reclassified due to differences between book and tax accounting.

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Inflation-Protected Bond Fund	$(24,207)	$2,484,331	$(2,460,124)
Managed Bond Fund	(136)	(2,397,117)	2,397,253
Blend Fund	(149,430)	(1,227,781)	1,377,211
Equity Fund	(9,745)	41,345	(31,600)
Enhanced Index Core Equity Fund	(967)	4,834	(3,867)
Small Cap Equity Fund	-	(3,046)	3,046
Small Company Opportunities Fund	-	(286,330)	286,330

Foreign Currency Translation
   The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

  Forward Foreign Currency Contracts
   Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At December 31, 2005, the Funds had no open forward foreign currency contracts.

Notes to Financial Statements (Continued)

Delayed Delivery Transactions,
When Issued Securities, and Forward Commitments
   Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

A summary of open forward commitments for the Blend Fund at December 31, 2005, is as follows:

Forward Commitment Contracts to Buy	Expiration of Contracts	Aggregate Face Value of Contracts	Cost	Market Value	Unrealized Appreciation
Blend Fund
FNMA TBA
5.5% 01/01/2021	January-06	$6,500,000	$6,522,344	$6,538,086	$15,742
FNMA TBA
5.0% 01/01/2036	January-06	7,000,000	6,729,844	6,780,157	50,313
FNMA TBA
5.5% 01/01/2036	January-06	8,540,000	8,405,644	8,455,934	50,290
					$116,345

Financial Futures Contracts
   The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Notes to Financial Statements (Continued)

A summary of open futures contracts for the Managed Bond Fund and Blend Fund at December 31, 2005, is as follows:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation/ (Depreciation)
Managed Bond Fund
BUYS 525	90 Day Euro	12/19/06	$124,956,563	$(466,989)
20	U.S. Treasury Note 5 year	03/14/06	2,126,875	6,563
80	U.S. Treasury Note 5 year	03/14/06	8,507,500	24,548
270	U.S. Treasury Note 5 year	03/14/06	28,712,813	140,108
				$(295,770)
SELLS 525	90 Day Euro	06/13/07	$125,035,313	$365,349
				$365,349
Blend Fund
BUYS 350	90 Day Euro	12/19/06	$83,304,375	$(311,326)
190	U.S. Treasury Note 5 year	03/14/06	$20,205,313	$98,594
				$(212,732)
SELLS 350	90 Day Euro	06/13/07	$83,356,875	$243,618
				$243,618

Swaps  The Funds may engage in swap transactions, including, but not limited to, interest rate, currency, credit default, indices, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on swaps (collectively defined as "swap transactions").

Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuation, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

Notes to Financial Statements (Continued)

The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The Funds will maintain cash or liquid assets in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligation under the agreement.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

A summary of open swap agreements for the Managed Bond Fund and the Blend Fund at December 31, 2005 is as follows:

Managed Bond Fund

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
Credit Default Swaps

$2,000,000	USD	12/20/2010	Agreement with Barclays Bank, dated 9/21/05 to pay 0.85% times the notional amount. The Fund receives payment only upon the default of an entity within the Dow Jones CDX.NA.HVol.5 Index.	$(3,341)

4,000,000	USD	12/20/2010	Agreement with Goldman Sachs, dated 10/07/05 to pay 0.85% times the notional amount. The Fund receives payment only upon the default of an entity within the Dow Jones CDX.NA.HVol.5 Index.	(12,941)

1,000,000	USD	12/20/2009	Agreement with Barclays Bank, dated 12/14/05 to pay 0.55% times the notional amount. The Fund receives payment only upon a default of Cox Communications, Inc. Bond, 4.625% due 1/15/2010.	(1,684)

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
$4,000,000	USD	12/20/2010	Agreement with Barclays Bank, dated 10/27/05 to pay 0.85% times the notional amount. The Fund receives payment only upon the default of an entity within the Dow Jones CDX.NA.HVol.5 Index.	$(19,445)

InterestRate Swaps

14,100,000	USD	12/14/2009	Agreement with Bank of America, dated 12/08/05 to pay the notional amount multiplied by 4.498% and to receive the notional amount multiplied by the 3 Month Floating Rate Libor.	244,695

25,780,000	USD	12/12/2012	Agreement with Bank of America, dated 12/08/05 to receive the notional amount multiplied by 4.764% and to pay the notional amount multiplied by the 3 Month Floating Rate Libor.	(199,912)

31,620,000	USD	12/12/2025	Agreement with Bank of America, dated 12/08/05 to pay the notional amount multiplied by 5.214% and to receive the notional amount multiplied by the 3 Month Floating Rate Libor.	(627,387)

19,040,000	USD	12/12/2035	Agreement with Bank of America, dated 12/8/05 to receive the notional amount multiplied by 5.267% and to pay the notional amount multiplied by the 3 Month Floating Rate Libor.	559,310

				$(60,705)

Blend Fund

Credit Default Swaps

1,400,000	USD	12/20/2010	Agreement with Barclays Bank, dated 9/21/05 to pay 0.85% times the notional amount. The Fund receives payment only upon the default of an entity within the Dow Jones CDX.NA.HVol.5 Index.	(2,339)

2,750,000	USD	12/20/2010	Agreement with Goldman Sachs, dated 10/07/05 to pay 0.85% times the notional amount. The Fund receives payment only upon the default of an entity within the Dow Jones CDX.NA.HVol5 Index.	(8,897)

700,000	USD	12/20/2009	Agreement with Barclays Bank, dated 12/14/05 to pay 0.55% times the notional amount. The Fund receives payment only upon a default of Cox Communications, Inc. Bond, 4.625% due 1/15/2010.	(1,179)

Notes to Financial Statements (Continued)

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
$2,700,000	USD	12/20/2010	Agreement with Barclays Bank, dated 10/27/05 to pay 0.85% times the notional amount. The Fund receives payment only upon the default of an entity within the Dow Jones CDX.NA.HVol.5 Index.	$(13,125)

Interest Rate Swaps

14,100,000	USD	12/14/2009	Agreement with Bank of America, dated 12/08/05 to pay the notional amount multiplied by 4.498% and to receive the notional amount multiplied by the 3 Month Floating Rate Libor.	244,695

25,780,000	USD	12/12/2012	Agreement with Bank of America, dated 12/08/05 to receive the notional amount multiplied by 4.764% and to pay the notional amount multiplied by the 3 Month Floating Rate Libor.	(199,912)

31,620,000	USD	12/12/2025	Agreement with Bank of America, dated 12/08/05 to pay the notional amount multiplied by 5.214% and to receive the notional amount multiplied by the 3 Month Floating Rate Libor.	(627,387)

19,040,000	USD	12/12/2035	Agreement with Bank of America, dated 12/8/05 to receive the notional amount multiplied by 5.267% and to pay the notional amount multiplied by the 3 Month Floating Rate Libor.	559,310

				$(48,834)

Inflation-Indexed Bonds  The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward (but not below the original principal value in the case of U.S. Treasury inflation-indexed bonds), and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Notes to Financial Statements (Continued)

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Foreign Securities  The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

3.  Management Fees and Other Transactions

Investment Management Fees
   Under agreements between the Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees quarterly based on the following annual rates.

For the Money Market Fund, Managed Bond Fund, Blend Fund and Equity Fund, MassMutual receives a fee from each Fund at an annual rate of 0.50% of the first $100,000,000, 0.45% of the next $200,000,000, 0.40% of the next $200,000,000 and 0.35% of any excess over $500,000,000 of the average daily net asset value of each Fund.

For the Inflation-Protected Bond Fund, MassMutual receives a fee from the Fund at an annual rate of 0.60% of the first $100,000,000, 0.55% of the next $200,000,000, 0.50% of the next $200,000,000 and 0.45% on assets over $500,000,000 of the average daily net asset value of the Fund.

For the Enhanced Index Core Equity Fund, MassMutual receives a fee from the Fund at an annual rate of 0.55% of the average daily net asset value of the Fund.

For the Small Cap Equity Fund, MassMutual receives a fee from the Fund at the annual rate of 0.65% of the first $100,000,000, 0.60% of the next $100,000,000, 0.55% of the next $300,000,000 and 0.50% of any excess over $500,000,000 of the average daily net asset value of the Fund.

Notes to Financial Statements (Continued)

For the Small Company Opportunities Fund, MassMutual receives a fee from the Fund at an annual rate of 1.05% of the average daily net asset value of the Fund.

MassMutual has entered into investment sub-advisory agreements with Babson Capital Management LLC ("Babson Capital"), pursuant to which Babson Capital serves as each Fund's sub-adviser providing day-to-day management of the Fund's investments. Babson Capital is a wholly owned subsidiary of MassMutual Holding LLC, which is a controlled subsidiary of MassMutual. Babson Capital receives a fee from MassMutual equal to an annual rate of 0.05% of the average daily net assets of the Money Market Fund, 0.08% of the average daily net assets of the Inflation-Protected Bond Fund, 0.10% of the average daily net assets of the Managed Bond Fund, 0.13% of the average daily net assets of the Equity Segment of the Blend Fund, 0.09% of the average daily net assets of the Money Market and Bond Segments of the Blend Fund, 0.13% of the average daily net asset value of the portion of the assets of the Equity Fund that Babson Capital manages, 0.25% of the average daily net assets of the Enhanced Index Core Equity Fund and Small Cap Equity Fund, and 0.75% of the average daily net assets of the Small Company Opportunities Fund.

MassMutual has also entered into an investment sub-advisory agreement with Alliance Capital Management L.P. ("Alliance Capital"). Alliance Capital is a limited partnership, the majority ownership interests in which are held by its affiliates: Alliance Capital Management Holding L.P., a publicly traded partnership; and AXA Financial, Inc. ("AXA Financial") together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. The sub-advisory agreement with Alliance Capital provides that Alliance Capital manage a portion of the investment and reinvestment of the assets of the Equity Fund. MassMutual pays a sub-advisory fee to Alliance Capital based upon the aggregate net assets under management which include (1) the average daily net asset value of the portion of the assets of the Equity Fund that Alliance Capital manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which Alliance Capital provides sub-advisory services and which have substantially the same investment objectives, policies and investment strategies.

Expense Waivers   MassMutual has agreed, at least through April 30, 2006, to bear the expenses of each Fund to the extent that the aggregate expenses (excluding the Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.11% of the average daily net assets of the Fund for such year.

Brokerage Commissions  The Small Cap Equity Fund has entered into agreements with certain brokers whereby the brokers will rebate, in cash, a portion of brokerage commissions. Effective January 1, 2005, amounts earned by the Fund under such agreements are included with realized gain or loss on investment transactions presented in the statement of operations. Prior to January 1, 2005, amounts earned by the Fund under such agreements were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. For the year ended December 31, 2005, the Fund did not recapture any brokerage commissions under these agreements.

Other  Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of each trustee who is not an officer of MassMutual is borne by the Funds.

Notes to Financial Statements (Continued)

4.  Purchases and Sales of Investments
   Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2005, were as follows:

		Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases	Inflation-Protected Bond Fund	$68,088,558	$17,283,690
	Managed Bond Fund	252,427,495	50,201,288
	Blend Fund	341,513,021	924,641,192
	Equity Fund	-	605,545,423
	Enhanced Index Core Equity Fund	-	25,789,447
	Small Cap Equity Fund	-	23,696,438
	Small Company Opportunities Fund	-	33,230,021
Sales	Inflation-Protected Bond Fund	$2,752,867	$-
	Managed Bond Fund	195,669,896	89,842,569
	Blend Fund	302,102,233	1,103,562,506
	Equity Fund	-	750,693,085
	Enhanced Index Core Equity Fund	-	25,910,411
	Small Cap Equity Fund	-	34,634,719
	Small Company Opportunities Fund	-	34,522,113

Notes to Financial Statements (Continued)

5.  Capital Share Transactions
   The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	Amount	Shares	Amount
Money Market Fund
Sold	81,162,373	$81,076,864	71,129,709	$71,054,507
Issued as reinvestment of dividends	3,167,166	3,163,827	887,723	887,133
Redeemed	(90,590,989)	(90,495,582)	(98,050,412)	(97,946,737)
Net decrease	(6,261,450)	$(6,254,891)	(26,032,980)	$(26,005,097)

Inflation-Protected Bond Fund
Sold	8,592,622	$92,926,916	5,551,354	$60,432,532
Issued as reinvestment of dividends	631,793	6,761,143	281,030	3,049,532
Redeemed	(1,163,818)	(12,549,150)	(992,526)	(10,793,802)
Net increase	8,060,597	$87,138,909	4,839,858	$52,688,262

Managed Bond Fund
Sold	6,247,558	$77,309,804	5,011,724	$62,646,073
Issued as reinvestment of dividends	1,531,328	18,782,477	1,433,549	17,870,402
Redeemed	(5,501,532)	(68,162,182)	(5,825,234)	(72,960,675)
Net increase	2,277,354	$27,930,099	620,039	$7,555,800

Blend Fund
Sold	1,005,906	$15,600,693	1,875,417	$27,896,784
Issued as reinvestment of dividends	1,667,894	25,920,972	1,834,465	27,603,936
Redeemed	(10,746,586)	(166,913,953)	(11,332,892)	(168,592,567)
Net decrease	(8,072,786)	$(125,392,288)	(7,623,010)	$(113,091,847)

Equity Fund
Sold	1,919,993	$45,506,872	2,161,283	$46,694,417
Issued as reinvestment of dividends	1,010,393	24,339,586	1,132,862	26,837,006
Redeemed	(8,895,945)	(211,664,810)	(8,073,229)	(175,020,710)
Net decrease	(5,965,559)	$(141,818,352)	(4,779,084)	$(101,489,287)

Enhanced Index Core Equity Fund
Sold	121,695	$1,210,989	275,790	$2,543,049
Issued as reinvestment of dividends	116,252	1,142,338	24,396	240,282
Redeemed	(157,658)	(1,550,986)	(243,289)	(2,207,841)
Net increase	80,289	$802,341	56,897	$575,490

Small Cap Equity Fund
Sold	728,167	$8,988,851	1,158,338	$13,270,784
Issued as reinvestment of dividends	388,758	4,733,672	154,079	1,963,832
Redeemed	(1,332,322)	(16,428,957)	(1,084,794)	(12,425,250)
Net increase (decrease)	(215,397)	$(2,706,434)	227,623	$2,809,366

Small Company Opportunities Fund
Sold	659,991	$9,995,884	1,115,355	$15,884,314
Issued as reinvestment of dividends	512,750	7,774,755	298,344	4,414,393
Redeemed	(451,995)	(6,811,976)	(374,453)	(5,272,840)
Net increase	720,746	$10,958,663	1,039,246	$15,025,867

Notes to Financial Statements (Continued)

6.  Federal Income Tax Information
   At December 31, 2005, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Inflation-Protected Bond Fund	$172,449,695	$3,932,172	$(6,807,936)	$(2,875,764)
Managed Bond Fund	443,583,287	4,193,429	(5,480,704)	(1,278,275)
Blend Fund	900,523,863	134,175,159	(6,991,867)	127,183,292
Equity Fund	1,134,875,149	249,440,993	(30,200,661)	219,240,332
Enhanced Index Core Equity Fund	20,689,478	1,056,874	(317,407)	739,467
Small Cap Equity Fund	81,472,811	24,898,848	(3,471,292)	21,427,556
Small Company Opportunities Fund	65,402,623	12,918,717	(1,717,431)	11,201,286

Note: The aggregate cost for investments for the Money Market Fund as of December 31, 2005, is the same for financial reporting and Federal income tax purposes.

At December 31, 2005, the following Funds had available, for Federal income tax purposes, unused capital losses:

	Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013
Money Market Fund	$200,546	$-	$-	$618	$-
Managed Bond Fund	-	1,214,149	-	-	1,514,498
Blend Fund	44,540,837	96,826,930	44,174,039	-	-
Equity Fund	-	1,342,161	93,924,996	-	-

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Certain differences exist from the amounts reflected in the Statement of Changes in Net Assets primarily due to the character of short-term capital gains treated as ordinary income for tax purposes. The tax character of distributions paid during the year ended December 31, 2005 was as follows:

	Ordinary Income	Long Term Capital Gain	Short Term Capital Gain	Return of Capital
Money Market Fund	$3,012,310	$-	$-	$-
Inflation-Protected Bond Fund	6,722,180	8,199	6,546	24,207
Managed Bond Fund	18,782,477	-	-	-
Blend Fund	25,920,972	-	-	-
Equity Fund	24,339,586	-	-	-
Enhanced Index Core Equity Fund	227,584	582,309	332,445	-
Small Cap Equity Fund	237,066	3,874,836	621,770	-
Small Company Opportunities Fund	-	6,625,077	1,149,678	-

Notes to Financial Statements (Continued)

The tax character of distributions paid during the year ended December 31, 2004 was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Money Market Fund	$981,495	$-	$-
Inflation-Protected Bond Fund	2,675,014	374,518	-
Managed Bond Fund	17,870,402	-	-
Blend Fund	25,920,972	-	-
Equity Fund	26,837,006	-	-
Enhanced Index Core Equity Fund	240,282	-	-
Small Cap Equity Fund	516,795	1,447,037	-
Small Company Opportunities Fund	1,625,403	2,788,990	-

At December 31, 2005, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain/ (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation*
Money Market Fund	40,332	(201,164)	(13,916)	$-
Inflation-Protected Bond Fund	-	-	(26,673)	(2,875,764)
Managed Bond Fund	32,689	(2,728,647)	(371,437)	(1,347,980)
Blend Fund	-	(185,541,806)	(101,909)	127,134,510
Equity Fund	7,025	(95,267,157)	(122,453)	219,240,332
Enhanced Index Core Equity Fund	-	103,730	(1,180)	739,467
Small Cap Equity Fund	-	352,231	(8,617)	21,427,556
Small Companies Opportunities Fund	730,531	1,231,710	(3,102)	11,201,286

*   Includes unrealized appreciation (depreciation) on investments, derivatives and foreign currency denominated assets and liabilities if any.

Pursuant to Section 852 of the Internal Revenue Code, the following Funds have designated capital gain dividends for the year ended December, 31, 2005:

Long Term Capital Dividend
Inflation-Protected Bond Fund	$8,199
Enhanced Index Core Equity Fund	582,309
Small Cap Equity Fund	3,874,836
Small Company Opportunities Fund	6,625,077

The following Funds elected to defer to January 1, 2006 post-October losses:

Amount
Inflation-Protected Bond Fund	$23,473
Managed Bond Fund	337,539

Notes to Financial Statements (Continued)

7.  Proxy Voting (Unaudited)
   A description of the policies and procedures that each Fund's investment adviser and sub-advisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

8.  Quarterly Reporting (Unaudited)  The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

9.  Special Meeting of Shareholders (Unaudited)  A Special Meeting of Shareholders of Money Market Fund, Inflation-Protected Bond Fund, Managed Bond Fund, Blend Fund, Equity Fund, Enhanced Index Core Equity Fund, Small Cap Equity Fund and Small Company Opportunities Fund (each a "Fund"), each a series of MML Series Investment Fund (the "Trust") was held on April 18, 2005. Notice of the meeting, and a Proxy Statement, were distributed on or about March 17, 2005 to shareholders of record as of February 18, 2005. The results of the vote on the matters submitted to shareholders at the Special Meeting are as follows:

Proposal 1: To approve the reorganization of each Fund from a separate series of the Trust, a Massachusetts business trust, into a separate, corresponding series of MML Series Investment Fund II, a newly organized Massachusetts business trust, pursuant to an Agreement and Plan of Reorganization of the Fund.

	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
Money Market Fund	901,323.777	646,675.448	71.526	129,430.324	14.315	125,218.005	13.850
Inflation-Protected Bond Fund	6,684,511.715	5,572,033.973	83.260	484,928.140	7.246	627,549.602	9.377
Managed Bond Fund	11,337,884.930	9,661,145.874	84.878	662,576.314	5.821	1,014,162.742	8.910
Blend Fund	18,520,317.670	14,404,981.810	77.777	2,173,857.615	11.737	1,941,478.245	10.482
Equity Fund	22,010,054.727	18,571,396.831	84.37	1,707,609.417	7.758	1,731,048.479	7.864
Enhanced Index Core Equity Fund	569,883.979	394,410.683	69.133	75,733.655	13.275	99,739.641	17.483
Small Cap Equity Fund	3,392,205.483	2,920,718.138	86.101	184,388.022	5.435	287,099.323	8.464
Small Company Opportunities Fund	2,515,934.949	2,214,630.576	88.018	132,308.774	5.258	168,995.599	6.717

Notes to Financial Statements (Continued)

Proposal 2A: To approve an amendment to certain Funds' fundamental investment restrictions with respect to diversification of investments.

	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
Money Market Fund	901,323.777	657,101.956	72.679	132,320.115	14.635	111,901.706	12.377
Inflation-Protected Bond Fund	6,684,511.715	5,519,446.451	82.474	516,614.076	7.719	648,451.188	9.690
Managed Bond Fund	11,337,884.930	10,027,107.788	88.093	502,024.223	4.41	808,752.919	7.105
Blend Fund	18,520,317.670	15,115,017.626	81.610	1,774,685.423	9.582	1,630,614.621	8.804
Equity Fund	22,010,054.727	18,889,646.656	85.823	1,627,079.883	7.392	1,493,328.188	6.784
Enhanced Index Core Equity Fund	569,883.979	400,101,265	70.131	89,135.703	15.624	80,647.011	14.136
Small Cap Equity Fund	3,392,205.483	2,983,895.147	87.963	172,785.567	5.094	235,524.769	6.943

  Proposal 2B: To approve the elimination of certain Funds' fundamental investment restrictions with respect to purchasing securities on margin.

	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
Money Market Fund	901,323.777	513,308.322	56.775	240,628.553	26.614	147,386.902	16.302
Managed Bond Fund	11,337,884.930	8,550,225.215	75.118	1,701,130.309	14.946	1,086,529.406	9.545
Blend Fund	18,520,317.670	12,892,286.229	69.609	3,804,342.883	20.541	1,823,688.558	9.846
Equity Fund	22,010,054.727	16,246,565.095	73.814	4,125,208.946	18.743	1,638,280.686	7.442
Small Company Opportunities Fund	2,515,934.949	1,909,550.641	75.893	463,643.389	18.426	142,740.919	5.674

Proposal 2C: To approve an amendment to each Fund's fundamental investment restriction with respect to investments in commodities and commodity contracts.

	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
Money Market Fund	901,323.777	564,938.915	62.485	222,668.385	24.629	113,716.477	12.577
Inflation-Protected Bond Fund	6,684,511.715	5,227,775.533	78.116	722,368.766	10.794	734,367.416	10.973
Managed Bond Fund	11,337,884.930	9,245,143.144	81.224	1,121,493.424	9.852	971,248.362	8.533
Blend Fund	18,520,317.670	13,747,234.967	74.225	3,015,548.013	16.282	1,757,534.690	9.489
Equity Fund	22,010,054.727	17,434,563.347	79.212	2,792,400.308	12.687	1,783,091.072	8.100
Enhanced Index Core Equity Fund	569,883.979	360,337.913	63.161	128,899.055	22.594	80,647.011	14.136
Small Cap Equity Fund	3,392,205.483	2,807,903.398	82.775	298,737.648	8.807	285,564.437	8.418
Small Company Opportunities Fund	2,515,934.949	2,034,576.212	80.862	332,716.948	13.223	148,641.789	5.908

Notes to Financial Statements (Continued)

Proposal 2D: To approve the elimination of certain Funds' fundamental investment restrictions with respect to purchasing securities of companies less than three years old.

	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
Money Market Fund	901,323.777	518,784.443	57.380	258,763.300	28.621	123,776.034	13.690
Managed Bond Fund	11,337,884.930	8,669,930.089	76.170	1,660,866.384	14.592	1,007,088.457	8.847
Blend Fund	18,520,317.670	13,070,474.558	70.571	3,597,162.471	19.422	1,852,680.641	10.003
Equity Fund	22,010,054.727	16,736,898.28	76.042	3,569,289.581	16.217	1,730,866.866	7.740

Proposal 2E: To approve an amendment to each Fund's fundamental investment restrictions with respect to investments in real estate.

	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
Money Market Fund	901,323.777	693,113.214	76.662	96,252.587	10.646	111,957.976	12.383
Inflation-Protected Bond Fund	6,684,511.715	5,494,547.304	82.102	529,130.527	7.906	660,833.884	9.875
Managed Bond Fund	11,337,884.930	9,841,864.606	86.466	630,164.049	5.536	865,856.275	7.607
Blend Fund	18,520,317.670	15,066,057.681	81.346	1,783,292.733	9.628	1,670,967.256	9.022
Equity Fund	22,010,054.727	18,900,160.075	85.870	1,599,075.467	7.266	1,510,819.185	6.863
Enhanced Index Core Equity Fund	569,883.979	402,429.192	70.539	86,807.776	15.216	80,647.011	14.136
Small Cap Equity Fund	3,392,205.483	2,981,616.189	87.896	177,829.602	5.242	232,759.692	6.862
Small Company Opportunities Fund	2,515,934.949	2,204,167.913	87.602	174,470.613	6.934	137,296.423	5.457

Proposal 2F: To approve an amendment to certain Funds' fundamental investment restrictions with respect to participation in the underwriting of securities.

	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
Inflation-Protected Bond Fund	6,684,511.715	5,213,523.034	77.903	671,358.705	10.031	799,629.976	11.949
Enhanced Index Core Equity Fund	569,883.979	396,354.804	69.474	92,882.164	16.281	80,647.011	14.136
Small Cap Equity Fund	3,392,205.483	2,834,626.258	83.563	271,495.956	8.003	286,083.269	8.434

Notes to Financial Statements (Continued)

Proposal 2G: To approve an amendment to a Fund's fundamental investment restriction with respect to participation in the underwriting of securities and purchasing restricted securities.

	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
Small Company Opportunities Fund	2,515,934.949	2,070,965.765	82.308	258,733.160	10.283	186,236.024	7.402

Proposal 2H: To approve an amendment to each Fund's fundamental investment restriction with respect to making loans.

	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
Money Market Fund	901,323.777	560,133.804	61.954	216,598.423	23.957	124,591.550	13.780
Inflation-Protected Bond Fund	6,684,511.715	4,985,354.945	74.493	1,004,288.790	15.007	694,867.980	10.383
Managed Bond Fund	11,337,884.930	9,147,637.436	80.367	1,316,343.877	11.565	873,903.617	7.677
Blend Fund	18,520,317.670	13,545,635.196	73.137	3,099,586.512	16.735	1,875,095.962	10.124
Equity Fund	22,010,054.727	16,907,436.475	76.817	3,473,561.090	15.781	1,692,057.162	7.401
Enhanced Index Core Equity Fund	569,883.979	372,208.121	65.242	117,028.847	20.513	80,647.011	14.136
Small Cap Equity Fund	3,392,205.483	2,680,212.113	79.011	441,434.516	13.013	270,558.854	7.976
Small Company Opportunities Fund	2,515,934.949	1,943,102.586	77.226	415,199.687	16.502	157,632.676	6.265

Proposal 2I: To approve an amendment to certain Funds' fundamental investment restrictions with respect to borrowing money and issuing senior securities.

	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
Money Market Fund	901,323.777	576,522.603	63.767	211,839.053	23.430	112,962.121	12.494
Inflation-Protected Bond Fund	6,684,511.715	4,826,790.044	72.124	1,100,057.341	16.438	757,664.330	11.321
Managed Bond Fund	11,337,884.930	8,760,331.066	76.964	1,476,857.656	12.975	1,100,696.208	9.670
Blend Fund	18,520,317.670	12,824,226.234	69.242	3,795,181.070	20.491	1,900,910.366	10.263
Equity Fund	22,010,054.727	16,457,914.078	74.774	3,688,254.063	16.758	1,863,886.586	8.467
Enhanced Index Core Equity Fund	569,883.979	358,981.374	62.923	123,025.795	21.565	87,876.810	15.403
Small Cap Equity Fund	3,392,205.483	2,710,816.238	79.913	386,776.200	11.402	294,613.045	8.685

Notes to Financial Statements (Continued)

Proposal 2J: To approve the elimination of certain Funds' fundamental investment restrictions with respect to pledging, mortgaging or hypothecating fund assets.

	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
Money Market Fund	901,323.777	545,464.059	60.331	238,101.532	26.336	117,758.186	13.024
Inflation-Protected Bond Fund	6,684,511.715	4,905,495.040	73.300	1,006,091.289	15.034	772,925.386	11.549
Managed Bond Fund	11,337,884.930	8,669,346.857	76.428	1,589,966.710	13.969	1,048,571.363	9.212
Blend Fund	18,520,317.670	12,478,243.871	67.374	4,077,887.663	22.017	1,964,186.136	10.605
Equity Fund	22,010,054.727	16,054,121.315	72.940	4,047,160.075	18.388	1,908,773.337	8.671
Enhanced Index Core Equity Fund	569,883.979	355,475.616	62.309	126,531.553	22.179	87,876.810	15.403
Small Cap Equity Fund	3,392,205.483	2,683,130.189	79.097	417,256.647	12.300	291,818.647	8.603

Proposal 2K: To approve an amendment of a Fund's fundamental investment restrictions with respect to borrowing money, issuing senior securities and pledging, mortgaging or hypothecating fund assets.

	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
Small Company Opportunities Fund	2,515,934.949	1,874,102.062	74.484	448,336.757	17.818	193,496.130	7.691

Proposal 2L: To approve an amendment of a Fund's fundamental investment restriction with respect to concentrating investments in an industry.

	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
Small Company Opportunities Fund	2,515,934.949	1,950,513.120	77.521	377,378.974	14.998	188,042.855	7.474

Proposal 2M: To approve the elimination of certain Funds' fundamental investment restrictions with respect to short sales.

	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
Money Market Fund	901,323.777	540,605.060	59.794	244,721.747	27.067	115,996.970	12.830
Inflation-Protected Bond Fund	6,684,511.715	5,016,931.587	74.965	941,075.651	14.062	726,504.477	10.856
Managed Bond Fund	11,337,884.930	8,617,515.613	75.709	1,512,417.233	13.288	1,207,952.084	10.612
Blend Fund	18,520,317.670	12,980,807.247	70.087	3,636,938.079	19.637	1,902,572.344	10.272
Equity Fund	22,010,054.727	16,327,648.667	74.183	3,860,033.063	17.536	1,822,372.997	8.280
Enhanced Index Core Equity Fund	569,883.979	368,810.409	64.646	121,215.601	21.247	79,857.969	13.998
Small Cap Equity Fund	3,392,205.483	2,698,206.481	79.541	402,831.631	11.876	291,167.371	8.583

Notes to Financial Statements (Continued)

Proposal 2N: To approve the elimination of certain Funds' fundamental investment restrictions with respect to investing in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs.

	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
Inflation-Protected Bond Fund	6,684,511.715	5,306,973.414	79.299	671,113.998	10.028	706,424.303	10.556
Enhanced Index Core Equity Fund	569,883.979	399,247.547	69.981	90,778.463	15.912	79,857.969	13.998
Small Cap Equity Fund	3,392,205.483	2,921,883.044	86.135	227,484.055	6.706	242,838.384	7.159

Proposal 2O: To approve the elimination of certain Funds' fundamental investment restrictions with respect to making loans to any officer, trustee or director or employee of the Trust or Massachusetts Mutual Life Insurance Company ("MassMutual" or in its capacity as the investment manager of each Fund, the "Adviser"), or to MassMutual.

	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
Money Market Fund	901,323.777	441,900.089	48.877	344,645.591	38.119	114,778.097	12.695
Managed Bond Fund	11,337,884.930	7,845,845.100	68.930	2,468,368.046	21.686	1,023,671.784	8.993
Blend Fund	18,520,317.670	11,548,322.667	62.353	5,222,972.104	28.200	1,749,022.899	9.443
Equity Fund	22,010,054.727	14,411,204.201	65.475	6,096,528.940	27.699	1,502,321.586	6.825
Small Company Opportunities Fund	2,515,934.949	1,663,862.237	66.128	684,475.790	27.204	167,596.922	6.661

Proposal 2P: To approve the elimination of certain Funds' fundamental investment restrictions with respect to purchasing or holding the securities of any company, if securities of such company are owned by officers or directors or trustees of MassMutual or the Trust.

	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
Money Market Fund	901,323.777	498,500.560	55.137	283,484.017	31.355	119,339.200	13.199
Managed Bond Fund	11,337,884.930	8,179,335.575	71.860	2,096,394.958	18.418	1,062,154.397	9.331
Blend Fund	18,520,317.670	12,086,018.482	65.256	4,641,211.646	25.059	1,793,087.542	9.681
Equity Fund	22,010,054.727	15,528,322.580	70.551	4,750,126.266	21.582	1,731,605.881	7.866

Notes to Financial Statements (Continued)

Proposal 2Q: To approve the elimination of certain Funds' fundamental investment restrictions with respect to writing, purchasing or selling puts, call or combination thereof.

	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
Money Market Fund	901,323.777	525,960.841	58.174	245,555.023	27.160	129,807.913	14.357
Managed Bond Fund	11,337,884.930	8,641,721.261	75.922	1,450,982.456	12.748	1,245,181.213	10.939
Blend Fund	18,520,317.670	12,844,853.447	69.353	3,470,290.630	18.737	2,205,173.593	11.906
Equity Fund	22,010,054.727	16,365,972.078	74.357	3,562,565.158	16.186	2,081,517.491	9.456
Small Company Opportunities Fund	2,515,934.949	1,954,456.080	77.677	354,478.349	14.089	207,000.520	8.227

Proposal 2R: To approve the elimination of certain Funds' fundamental investment restrictions with respect to investing in securities of other investment companies.

	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
Money Market Fund	901,323.777	560,791.300	62.027	225,000.692	24.886	115,531.785	12.778
Managed Bond Fund	11,337,884.930	9,458,694.542	83.100	917,947.581	8.064	961,242.807	8.445
Blend Fund	18,520,317.670	14,073,848.910	75.989	2,601,924.216	14.048	1,844,544.544	9.959
Equity Fund	22,010,054.727	17,863,641.315	81.161	2,356,764.854	10.708	1,78,648.558	8.130
Small Company Opportunities Fund	2,515,934.949	2,166,530.451	86.106	206,101.433	8.191	143,303.065	5.696

10.  Subsequent Event
(Unaudited)  Effective January 27, 2006, OppenheimerFunds, Inc. ("OFI") replaced Babson Capital as the Co-Sub-Adviser to the Equity Fund pursuant to an Interim Investment Sub-Advisory Agreement that was approved by the Fund's Board of Trustees. A final Investment Sub-Advisory Agreement will need to be approved by the Board of Trustees, and shareholders of the Fund if necessary, within 150 days after January 27th.

It is also expected that the Board of Trustees will similarily approve in the future, with respect to the Small Cap Equity Fund and the Small Company Opportunities Fund, a change in Sub-Adviser from Babson Capital to OFI. This change will take place when the current Babson Capital portfolio managers of these Funds become employees of OFI, which is expected to occur on or about March 31, 2006. This change is not expected to result in any changes to the investment strategy, investment process or risks for these funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of MML Series Investment Fund II

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MML Series Investment Fund II ("MML II Trust"), comprised of the Money Market Fund, the Inflation-Protected Bond Fund, the Managed Bond Fund, the Blend Fund, the Equity Fund, the Enhanced Index Core Equity Fund, the Small Cap Equity Fund and the Small Company Opportunities Fund, (collectively the "Funds"), as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the MML II Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The MML II Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the MML II Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of each of the Funds constituting the MML II Trust as of December 31, 2005, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 22, 2006

Trustees and Officers (Unaudited)

The following table lists the Trust's trustees and officers as of December 31, 2005; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing.

Disinterested Trustees	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	Nabil N. El-Hage Age: 47	Chairman and Trustee of the Trust	Since 2005	Professor of Management Practice (since 2005), Senior Lecturer, Finance (2003-2005), Harvard Business School.	30	Chairman (since 1995) and CEO (1995-2003), Jeepers! Inc. (indoor amusement centers); Trustee (since 2003) MassMutual Premier Funds (open-end investment company).

	Ronald J. Abdow Age: 74	Trustee of the Trust	Since 2005	Chairman, Abdow Corporation (operator of restaurants).	30	Trustee, Abdow G&R Trust and Abdow G&R Co. (owners and operators of restaurant properties); Partner, Abdow Partnership, Abdow Auburn Associates and Abdow Hazard Associates (owners and operators of restaurant properties); Chairman, Western Mass Development Corp.; Chairman, American International College; Trustee (since 2002), Board IV Oppenheimer Funds (investment company); Trustee (since 2004) MassMutual Premier Funds (open-end investment company).

	Maria D. Furman Age: 51	Trustee of the Trust	Since 2005	Managing Director, Director and Portfolio Manager (1976-2002), Standish, Ayer and Wood (investment management).	30	Trustee (since 2004) MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	C. Ann Merrifield Age: 54	Trustee of the Trust	Since 2005	President, Biosurgery (since 2003), Executive Vice President, Biosurgery (2001-2003), President, Genetics (1997-2001), Genzyme Corporation.	30	Director (since 1997), Playtex Products, Inc.; Trustee (since 2004) MassMutual Premier Funds (open-end investment company).

	Corine T. Norgaard Age: 68	Trustee of the Trust	Since 2005	President (since 2004), Thompson Enterprises (real estate investment); Dean (1996-2004), Barney School of Business at the University of Hartford.	32	Director (since 1992), ING Variable Funds (formerly Aetna Variable Fund); Director (since 1993), ING Series Fund, Inc. (formerly Aetna Series Fund); Director (since 1997) Frontier Trust Company, FSB (formerly, Advest Bank & Trust Co. and Advest Trust Co.); Trustee (since 1997), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Trustee (since 2004) MassMutual Premier Funds (open-end investment company).

Interested Trustees	Kevin M. McClintock Age: 44	Vice Chairman, Trustee, and President of the Trust	Trustee since 2005 President since 2005	Managing Director and Member of the Board of Managers (since 1999), Babson Capital Management LLC; Managing Director (1999-2004), S.I. International Assets (formerly known as Babson-Stewart Ivory International).	30	Trustee (since 1999) MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees	Name, Address*, and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
	Kristin Bushard Age: 39	Vice President of the Trust	Since 2005	Assistant Vice President (since 2005), Managing Director (2003-2005), MassMutual; Assistant Vice President (2000-2003), Allmerica Asset Management.	61

	Frederick C. Castellani Age: 59	Vice President of the Trust	Since 2005	Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual.	47

	Michael A. Chong Age: 48	Vice President and Chief Compliance Officer of the Trust	Since 2005	Vice President, Compliance (since 2004), Vice President and Associate General Counsel (1999-2004), MassMutual.	61

	James S. Collins Age: 47	Chief Financial Officer and Treasurer of Trust	Since 2005	Vice President (since 1999), MassMutual.	61

	David W. O'Leary Age: 45	Vice President of the Trust	Since 2001	Senior Vice President (since 2001), MassMutual; Senior Vice President (1999-2001), Vice President (1996-1999), Aetna Financial Services.	14

	Ian W. Sheridan Age: 40	Vice President of the Trust	Since 2005	Vice President (since 2003), MassMutual; Vice President of Marketing and Business Development (1999-2003), Automatic Data Processing (ADP).	61

*  The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**  Each Trustee of the Trust serves for an indefinite term, until his or her successor is elected.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2005 qualified for the dividends received deduction, as follows:

Blend Fund	38.67%
Equity Fund	100.00%
Enhanced Index Core Equity Fund	56.14%
Small Cap Equity Fund	100.00%
Small Company Opportunities Fund	15.85%

Other Information (Unaudited)

Fund Expenses
December 31, 2005

Expense Examples	The following information is in regards to expenses for the six month period ended December 31, 2005:
As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested for the six month period ended December 31, 2005.

Actual Expenses	The first line of each table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes	The second line of each table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
The Funds incur ongoing operating expenses during the normal course of business, such as management fees and other expenses. The following tables, assuming a $1,000 investment in a class of shares, disclose the ending account value and operating expenses incurred for the six months ended December 31, 2005, based on, (1) the Fund's actual return and actual expenses, and (2) a hypothetical annualized 5% return and the Fund's actual expenses:

Other Information (Unaudited) (Continued)

Money Market Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,015.70	$2.79
2) Hypothetical	1,000.00	1,022.48	2.80

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.55%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Inflation-Protected Bond Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$995.10	$3.17
2) Hypothetical	1,000.00	1022.03	3.21

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.63%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Managed Bond Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$999.90	$2.32
2) Hypothetical	1,000.00	1,022.89	2.35

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.46%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Blend Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1039.50	$2.21
2) Hypothetical	1,000.00	1023.04	2.19

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.43%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Other Information (Unaudited) (Continued)

Equity Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,040.40	$2.11
2) Hypothetical	1,000.00	1,023.14	2.09

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.41%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Enhanced Index Core Equity Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,058.50	$3.42
2) Hypothetical	1,000.00	1,021.88	3.36

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.66%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Small Cap Equity Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,038.50	$3.70
2) Hypothetical	1,000.00	1,021.63	3.67

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.72%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Small Company Opportunities Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,141.70	$6.15
2) Hypothetical	1,000.00	1,019.46	5.80

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 1.14%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

©2006 Massachusetts Mutual Life Insurance Company. All rights reserved.

MassMutual Financial Group is a marketing designation (or fleet name) for
Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliates.

L4540_II 306

MML Series Investment Fund II

Annual Report

for the year ended

December 31, 2005

MML Money Market Fund

MML Managed Bond Fund

MML Blend Fund

MML Equity Fund

INVEST

INSURE

RETIRE

Letter to Shareholders	1

Portfolio Manager Reports	3

Portfolio of Investments as of December 31, 2005

MML Money Market Fund	16

MML Managed Bond Fund	17

MML Blend Fund	25

MML Equity Fund	36

Statement of Assets and Liabilities as of December 31, 2005	42

MML Money Market Fund

MML Managed Bond Fund

MML Blend Fund

MML Equity Fund

Statement of Operations For the Year Ended December 31, 2005	43

MML Money Market Fund

MML Managed Bond Fund

MML Blend Fund

MML Equity Fund

Statement of Changes in Net Assets For the Years Ended December 31, 2005 and

December 31, 2004	44

MML Money Market Fund

MML Managed Bond Fund

MML Blend Fund

MML Equity Fund

Financial Highlights

MML Money Market Fund	45

MML Managed Bond Fund	46

MML Blend Fund	47

MML Equity Fund	48

Notes to Financial Statements	49

Report of Independent Registered Public Accounting Firm	66

Trustees and Officers (Unaudited)	67

Federal Tax Information (Unaudited)	69

Other Information (Unaudited)	70

This material must be preceded or accompanied by a current prospectus for the MML Series Investment Fund II. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

MML Series Investment Fund II – Letter to Shareholders

To Our Shareholders

Kevin McClintock

The beginning of the new year is an ideal time to assess your long-term financial goals with your financial representative and make sure you are positioned appropriately for the future. For 2006, there are both optimistic and cautionary factors on the horizon. MassMutual stands by its conviction that most investors are best served by attention to proper asset allocation and an investment strategy that concentrates on the long-term rather than focusing on the market's short-term movements.

A look back at an eventful year

The 12-month period ended December 31, 2005, was not without drama, as the human tragedy from December 2004's Indian Ocean tsunami spilled over into the new year. Elsewhere, October's devastating Pakistan earthquake and Hurricane Wilma (which followed Hurricanes Katrina and Rita), made investors more mindful than ever of the power of nature and the impact of current events on the markets.

On the economic front, the first three months of 2005 saw the broader U.S. stock averages struggle unsuccessfully against the headwinds of widespread expectations for slower economic growth, reduced corporate profits and rising inflation – especially in the form of resurgent crude oil prices. Foreign stocks substantially outperformed their U.S. counterparts in this environment, but bond prices struggled.

In the second quarter, U.S. stocks traded indecisively, as moderately positive news on the economy and corporate earnings was tempered by high crude oil prices, rising short-term interest rates and concerns about slowing economic growth. A strong U.S. dollar hampered foreign stocks. In the bond market, Treasuries outperformed other fixed-income asset classes.

Broad-based U.S. stock indexes advanced in the third quarter, as favorable second quarter earnings boosted the market in July. In the bond market, longer-maturity yields rose in July on better-than-expected economic performance, then backed off as soaring crude oil prices once again raised fears of a slowing economy. The Lehman Brothers® Aggregate Bond Index, a broad measure of the U.S. investment-grade fixed-income markets, closed the quarter with a return of -0.67%.*

Stocks made upward progress in the fourth quarter, boosting many broad-based stock indexes into positive territory for full-year 2005. The U.S. economy grew at a pace of 4.1% in the third quarter, lower than initial estimates, but still pleasantly surprising many observers. For the full year, the Dow Jones Industrial AverageSM (The Dow), a barometer of blue-chip activity, returned -0.61%, after losing ground in the final week of December. The technology-focused Nasdaq Composite® Index gained 1.37% for the 12-month period, trailing the S&P 500® Index, a measure of U.S. large-cap stock performance, which posted a 4.91% advance for the same period. The clear winner for the year, however, was the MSCI® EAFE® Index, a benchmark for foreign stocks that delivered an impressive 13.54% return.*

In the bond market during the fourth quarter, the yield curve continued to flatten – indicating a reduction in the disparity in yields between shorter- and longer-term fixed income investments – due to persistent upward pressure on short-term yields by the Federal Reserve's (Fed's) credit-tightening and the relatively flat movement of longer-term yields. For the full year, the Lehman Brothers Aggregate Bond Index advanced 2.43%.*

The Major Stories of 2005

Among the events affecting the financial markets during 2005, the sharp rise in energy prices qualifies as one of the most important. Crude oil prices, which began the year near the $40-per-barrel level, ended December around $60 a barrel, following a brief excursion north of $70 at the end of August. In pure percentage terms, the advance in natural gas was even greater. Despite this, many Americans

*  Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

1

MML Series Investment Fund II – Letter to Shareholders (Continued)

felt the energy squeeze most acutely in the rising cost of unleaded gasoline – whose average per-gallon price increased during the year from around $1.75 to $2.20. Fears that higher energy costs might hamper consumer spending turned out to be unfounded, however. From the Friday after Thanksgiving through December 24, U.S. consumers spent 8.7% more in 2005 than in the previous year.

Rising short-term interest rates were another important trend in 2005. The Fed boosted the federal funds rate by 0.25% a total of eight times during the year – for a total of 2.0%. Rising interest rates mean higher costs for various types of consumer and business loans. One area of particular concern is home mortgages, along with home equity loans and lines of credit, which have helped finance a significant portion of consumer spending during the past few years. Many experts are concerned about what will happen to consumer spending if housing prices decelerate significantly. Indeed, two news items spoke to real estate's immediate prospects near the end of December, when the Mortgage Bankers Association reported that U.S. mortgage applications fell to more than a three-and-a-half-year low – while the National Association of Realtors reported that inventories of existing homes for sale rose to their highest level in more than 19 years.

Outlook

As we proceed into 2006, the positive factors include an economy that continues to grow more than expected, rebounding consumer confidence, muted inflation and interest rates that are still low by historical standards. Add in currently strong corporate balance sheets, forecasts for double-digit earnings growth in 2006 and moderate valuations, and it's possible to see why many investors may be bullish. Conversely, cautionary factors include the possibility that consumer spending will weaken as home refinancing opportunities dry up, a historically challenging phase of the four-year presidential cycle and a market that has slowed its advance somewhat in the third year of this bull market. That said, we believe that most investors are best served by attention to proper asset allocation and an investment strategy that concentrates on the long-term rather than focusing on the market's short-term movements. Of course, past performance is no guarantee of future results.

The beginning of the new year is an ideal time to assess your long-term financial strategy. An annual check-up with your financial representative can help ensure that you have positioned yourself to reach your long-term financial goals and provide for your legacy.

Kevin McClintock
President

The information provided is the opinion of MassMutual as of 1/1/2006 and is subject to change without notice. It is not to be construed as tax, legal or investment advice.

2

MML Money Market Fund – Portfolio Manager Report

What is the investment objective of the MML Money Market Fund?   This Fund seeks to achieve high current income, the preservation of capital, and liquidity. These objectives are of equal importance. The Fund invests primarily in high-quality debt instruments that have a remaining maturity of no more than 397 days.

How did the Fund perform during the 12 months ended December 31, 2005?   The Fund's shares returned 2.66%, in line with the 2.66% return of the Lipper Taxable Money Market Fund Index, an unmanaged index of taxable money market mutual funds.

What was the investment background during the period?   In the face of higher commodity prices and the Federal Reserve (Fed) actively raising short-term interest rates, the fixed-income markets suffered during the first quarter. Yields on two and three-year Treasuries rose by approximately 0.70%, creating a corresponding drop in prices. Turning to the second quarter, the bond market proved resilient in the face of considerable volatility and the actions of the Fed and the major ratings agencies. During the period, the Lehman Brothers® Aggregate Bond Index advanced 3.01% – a favorable result compared to equity market performance, as measured by the S&P 500 Index, which gained 1.37%. In terms of excess return above Treasuries, mortgage and asset-backed securities offered the most reward during the quarter, while corporate bonds lagged all components of the bond market.

The bond market lost ground during the third quarter, but failed to be more seriously undercut in the face of two devastating hurricanes, surging oil prices, declining consumer confidence and continued short-term interest rate hikes. For the quarter, the Lehman Brothers Aggregate Bond Index returned -0.68%, versus a 3.60% return for the S&P 500 Index. Yields trended upward across the Treasury spectrum during the third quarter, but not enough to satisfy bond investor appetites. Consequently, despite the Fed's two tightening moves during the period, investors moved elsewhere for yield advantage and spread sectors were the beneficiary. The Lehman Brothers Aggregate Bond Index returned a mere 0.59% during the fourth quarter – and 2.43% for the full year. This was the lowest annual return for the Lehman Brothers Aggregate Bond Index since 1999, and the third-lowest return in 20 years. However, because 2005 was also a year during which the Fed moved the federal funds target rate from 2.25% to 4.25%, the performance of the Lehman Brothers Aggregate Bond Index indicates the resiliency of the fixed-income market.

What factors contributed to the Fund's performance?   Rising prices, most notably oil, weighed on both the equity and fixed-income markets in the first quarter. The Consumer Price Index rose 0.4% in February, contributing to higher interest rates. Negative earnings news from General Motors Corp. (GM) was another major story, as it put a dent in the confidence of the market. In the second quarter, the Fed, as widely anticipated, increased the federal funds rate twice, although long-term interest rates actually declined during the period. The major ratings agencies, meanwhile, dealt a potentially crushing blow to the automotive sector of the corporate bond market by downgrading the corporate debt of both GM and Ford Motor Co. (Ford). The move flooded approximately $85 billion of additional debt into the high-yield market, touching off a sell-off in the companies' bonds. This also caused corporate bonds in general to drop in price.

The main story line during the third quarter was a humanitarian, rather than a financial one, as the one-two punch of hurricanes Katrina and Rita ripped through the Gulf Coast, displacing thousands and causing severe human suffering and structural damage. In the wake of this devastation, evidence of rising inflation, fears of government overspending to rebuild areas hit by the hurricanes and further spikes in already high energy prices sent jitters through consumers and raised risk factors for bond investors.

Finally, investment-grade corporate bonds and mortgages posted lackluster returns during the fourth quarter; both underperformed Treasuries. The former were negatively impacted by the rapidly deteriorating fortunes of GM and Ford, two of the largest issuers of corporate debt. From a more

3

MML Money Market Fund – Portfolio Manager Report (Continued)

technical perspective, corporate bond investors have become increasingly concerned about the dramatic increase in private equity/LBO (leveraged buy-out) activity as well as the large amounts of cash on the balance sheets of corporate America. Their concern over these two issues stems from a fear that equity investors will benefit to the detriment of their fixed-income counterparts. For much of the year, the large government-sponsored entities were net sellers of mortgages, a technical negative for the mortgage sector.

What is your outlook?
  2005 could become known as "the calm before the storm" – and events during the year have left investors with an unusually large number of unanswered questions. After more than 18 years at the helm of the Fed, Alan Greenspan will hand the reins over to Ben Bernacke on February 1, 2006. Market participants await clues on how monetary policy will differ under this new leadership and, more specifically, whether we are approaching the end of the current Fed tightening cycle.

4

MML Money Market Fund – Portfolio Manager Report (Continued)

MML Money Market Fund

Asset Allocation

(% of Net Assets) on 12/31/05

Commercial Paper	89.3%
Other Short-Term Debt	12.1%
Other Assets and Liabilities	(1.4)%
100.0%

Growth of a $10,000 Investment

Hypothetical Investments in MML Money Market Fund and the Lipper Taxable Money Market Fund Index.

MML Series Investment Fund II

Total Return	One Year 1/1/05 - 12/31/05	Five Year Average Annual 1/1/01 - 12/31/05	Ten Year Average Annual 1/1/96 - 12/31/05
MML Money Market Fund	2.66%	1.80%	3.50%
Lipper Taxable Money Market Fund Index	2.66%	1.83%	3.49%

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Taxable Money Market Fund Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges. An investment in the MML Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

5

MML Managed Bond Fund – Portfolio Manager Report

What is the investment objective of the MML Managed Bond Fund?   This Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by normally investing at least 80% of its assets in investment-grade fixed income debt securities.

How did the Fund perform during the 12 months ended December 31, 2005?   The Fund's shares returned 2.34%, moderately underperforming the 2.43% return of the Lehman Brothers® Aggregate Bond Index, an unmanaged index of fixed rate investment-grade securities with at least one year to maturity, combining the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index.

What was the investment background during the period?   In the face of higher commodity prices and the Federal Reserve (Fed) actively raising short-term interest rates, the fixed-income markets declined during the first quarter. Turning to the second quarter, the bond market proved resilient in the face of considerable volatility and the actions of the Fed and the major ratings agencies. In terms of excess return above Treasuries, mortgage- and asset-backed securities offered the most reward during the period, while corporate bonds lagged all components of the bond market.

During the third quarter, the bond market lost ground, but avoided being more seriously undercut in the face of two devastating hurricanes, surging oil prices, declining consumer confidence and continued short-term interest rate hikes. With respect to excess return over Treasuries, corporates outperformed mortgages and asset-backed securities. Additionally, high-yield bonds and emerging market debt continued to record positive gains, returning 0.93% and 4.20%, respectively.

The Lehman Brothers Aggregate Bond Index returned 0.59% during the fourth quarter – and 2.43% for the full year. This was the lowest annual return for the Lehman Brothers Aggregate Bond Index since 1999, and the third-lowest return in 20 years. However, because 2005 was also a year during which the Fed moved the federal funds target rate from 2.25% to 4.25%, the performance of the Lehman Brothers Aggregate Bond Index indicates the resiliency of the fixed-income market. Particularly impressive was the performance of the long end of the yield curve. The 20+ Year Treasury Index posted a total return of 8.57% for the year, and this was achieved amid a flattening yield curve environment.

What factors contributed to the Fund's performance?   Rising prices, most notably oil, weighed on both the equity and fixed-income markets in the first quarter. The Consumer Price Index rose 0.4% in February, which contributed to higher interest rates. Negative earnings news from General Motors Corp. (GM) was another major story. In the second quarter, the Fed increased the federal funds rate twice, while long-term interest rates actually declined. The major ratings agencies, meanwhile, dealt a potentially crushing blow to the automotive sector of the corporate bond market during the second quarter, downgrading the corporate debt of both GM and Ford Motor Co. (Ford). The move flooded approximately $85 billion of additional debt into the high-yield market, touching off a sell-off in the companies' bonds. This also caused corporate bonds in general to drop in price.

The main story line during the third quarter was a humanitarian, rather than a financial one, as the one-two punch of hurricanes Katrina and Rita ripped through the Gulf Coast, causing widespread devastation. Subsequently, evidence of rising inflation, fears of government overspending to rebuild areas hit by the hurricanes and further spikes in already high energy prices sent jitters through consumers and raised risk factors for bond investors. The Fund benefited during the period from overweighing credit assets, particularly high-yield bonds, and from an underweight position in the lagging mortgages sector. Exposure to auto manufacturers and related companies in the corporate sector were a modest drag on returns. Finally, investment-grade corporate bonds and mortgages posted lackluster returns during the fourth quarter; both underperformed Treasuries. The former were negatively impacted by the rapidly deteriorating fortunes of GM and Ford, two of the largest issuers of corporate debt. From a more technical perspective, corporate bond investors have become

6

MML Managed Bond Fund – Portfolio Manager Report (Continued)

increasingly concerned about the dramatic increase in private equity/LBO (leveraged buy-out) activity as well as the large amounts of cash on the balance sheets of corporate America – fearing these two factors will benefit equity investors to the detriment of their fixed-income counterparts. For much of the year, the large government-sponsored entities were net sellers of mortgages, a technical negative for the mortgage sector. During the fourth quarter, the Fund benefited from a reduced exposure to long-maturity corporate bonds. The Fund was positioned instead with corporate credit risk in the short- and intermediate-maturity components. Also contributing to results was the Fund's continued underweight position in the mortgage sector.

What is your outlook?   In the face of uncertainty, we believe a few themes remain prudent for fixed-income portfolios heading into 2006. First, we believe it makes sense to have a positive convexity – the measurement of sensitivity of the market price of an interest-bearing bond to changes in interest rate levels – versus the Lehman Brothers Aggregate Bond Index and to take advantage of higher implied and realized volatility. Second, we feel it is wise to concentrate corporate bond exposure on the short end of the yield curve. Credit risk at the short end offers more comfort level at this point in the credit cycle – and breakevens relative to Treasuries offer the most potential for favorable risk-adjusted returns.

7

MML Managed Bond Fund – Portfolio Manager Report (Continued)

MML Managed Bond Fund Quality Structure (% of Net Assets) on 12/31/05
U.S. Governments, Aaa/AAA	54.8%
Aa/AA	2.0%
A	10.8%
Baa/BBB	21.7%
Ba/BB	5.8%
B	0.1%
Short-Term Investments and Other Assets and Liabilities	4.8%
100.0%

Growth of a $10,000 Investment

Hypothetical Investments in MML Managed Bond Fund and the Lehman Brothers Aggregate Bond Index.

MML Series Investment Fund II

Total Return	One Year 1/1/05 - 12/31/05	Five Year Average Annual 1/1/01 - 12/31/05	Ten Year Average Annual 1/1/96 - 12/31/05
MML Managed Bond Fund	2.34%	5.72%	5.87%
Lehman Brothers Aggregate Bond Index	2.43%	5.87%	6.17%

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Aggregate Bond Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges.

8

MML Blend Fund – Portfolio Manager Report

What is the investment objective of the MML Blend Fund?   This Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital.

How did the Fund perform during the 12 months ended December 31, 2005?   The Fund's shares returned 4.66% – trailing the 5.19% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. In addition, the Fund outpaced the 2.43% return of the Lehman Brothers® Aggregate Bond Index, an unmanaged index of fixed rate investment-grade securities with at least one year to maturity, combining the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index, but lagged the 4.91% advance of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of the larger capitalized U.S. companies.

What was the investment background during the period?   After a negative start in the first quarter of 2005, U.S. equity markets rebounded somewhat in the second quarter and achieved modest gains, as encouraging economic data provided the foundation for the advance. These pluses were offset, however, by high energy prices and a slowdown in manufacturing. The Federal Reserve (Fed) also continued its tightening policy, raising the federal funds rate twice during the second quarter.

Domestic equity markets posted solid gains in the third quarter, despite a troubling mix of escalating oil prices, rising short-term interest rates and the devastating one-two punch of Hurricanes Katrina and Rita. Finally, after a precipitous decline in October, most stock markets in the U.S. rallied to post slight gains for the fourth quarter of 2005.

The year ended with nearly all economic indicators moving in a positive direction. A continuation of solid Gross Domestic Product (GDP) growth, coupled with a resumption in employment growth in the aftermath of the summer's hurricanes and an upsurge in consumer confidence, provided the underpinnings for a subdued year-end market rally. Furthermore, although the Fed raised the federal funds rate another 0.25% to 4.25% in December, the explanatory language included in the minutes of the Federal Open Market Committee meeting hinted at an end to interest rate hikes. This provided further support to stocks moving into 2006.

How did the Fund's stock segment of the portfolio perform?   During the first quarter, the best contributions to overall results were realized in the health care, energy and consumer discretionary sectors. Conversely, information technology and consumer staples positions detracted from results. In the second quarter, materials stocks and consumer names detracted from results, whereas utility and energy companies added value.

The energy and oil services sectors were the best-performing market areas of the S&P 500 in the third quarter. Momentum and growth factors were the strongest during the third quarter, while price-to-normalized-earnings was a weak factor. This is likely due to the length of the current bull cycle and investor preference for growth as growth becomes harder to find.

Finally, of the factors the Fund tracks in the S&P 500 universe, the best performing during the fourth quarter was price-to-earnings divided by growth rate. This factor characterized the full market in the fourth quarter. While investors were paying attention to value, growth had begun to play an increasingly important role in stock returns. Interestingly, the market has not been as focused on the change in growth as it has been on the level of growth itself.

9

MML Blend Fund – Portfolio Manager Report (Continued)

How did the bond portfolio perform?   In the first quarter, the portfolio's positive convexity – the measurement of sensitivity of the market price of an interest-bearing bond to changes in interest rate levels – versus the Lehman Brothers Aggregate Bond Index drove returns. The portfolio benefited from this convexity effect as interest rates moved higher during the second half of the quarter. Conversely, a down-in-quality bias within corporate bonds detracted from results. Also during the period, higher-quality credits outperformed lower-quality issues. In the second quarter, an overweight position in corporate bonds was generally a drag on performance. Overall, the Fund's underweight position in mortgage-backed securities detracted from results, as mortgages outperformed Treasuries and corporates – although the Fund's security selection in the mortgage universe was highly favorable.

The Fund benefited during the third quarter from an overweight position in credit assets, particularly high-yield bonds, and from having an underweight position in mortgages, which underperformed. Exposure to auto manufacturers and related companies in the corporate sector was a modest drag on returns, as Delphi's march toward bankruptcy took a heavy toll on the automotive sector. During the fourth quarter, the Fund benefited from a reduced exposure to long-maturity corporate bonds. The Fund was positioned instead with corporate credit risk in the short- and intermediate-maturity components. Also contributing to results was an underweight position in the mortgage sector.

What is your outlook?   Our expectations for returns in the U.S. equity markets remain modest for 2006. We continue to believe consumer spending levels are vulnerable, and any weakness could be exacerbated by falling home prices in certain areas of the country. On the fixed income side, 2006 is shaping up to be a year of uncertainty. We do believe, however, that it makes sense to have a positive convexity versus the Lehman Brothers Aggregate Bond Index and to take advantage of higher implied and realized volatility. Finally, we feel it is wise to concentrate corporate bond exposure on the short end of the yield curve.

10

MML Blend Fund – Portfolio Manager Report (Continued)

MML Blend Fund Asset Allocation (% of Net Assets) on 12/31/05
Common Stocks	59.4%
Bonds	29.9%
Futures	0.0%
Short-Term Investments and Other Assets and Liabilities	10.7%
100.0%
MML Blend Fund Largest Stock Holdings (12/31/05)
General Electric Co.
Exxon Mobil Corp.
Citigroup, Inc.
Pfizer, Inc.
International Business Machines Corp.
Microsoft Corp.
Bank of America Corp.
Altria Group, Inc.
Hewlett-Packard Co.
Merck & Co., Inc.

Growth of a $10,000 Investment

Hypothetical Investments in MML Blend Fund and the corresponding indices.

MML Series Investment Fund II

Total Return	One Year 1/1/05 - 12/31/05	Five Year Average Annual 1/1/01 - 12/31/05	Ten Year Average Annual 1/1/96 - 12/31/05
MML Blend Fund	4.66%	2.40%	5.69%
Lehman Brothers Aggregate Bond Index	2.43%	5.87%	6.17%
Lipper Balanced Fund Index	5.19%	3.51%	7.57%
S&P 500 Index	4.91%	0.54%	9.07%

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Balanced Fund Index, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index are unmanaged and do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges.

11

MML Equity Fund – Portfolio Manager Report

What is the investment objective of the MML Equity Fund?   This Fund's primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.

How did the Fund perform during the 12 months ended December 31, 2005?   The Fund's shares returned 3.12%, trailing the 4.91% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What was the investment background during the period?   After a negative start in the first quarter of 2005, U.S. equity markets rebounded somewhat in the second quarter and achieved modest gains, as encouraging economic data provided the foundation for the advance. These pluses were offset, however, by high energy prices and a slowdown in manufacturing. The Federal Reserve (Fed) also continued its tightening policy, raising the federal funds rate twice during the second quarter.

Domestic equity markets posted solid gains in the third quarter, despite a troubling mix of escalating oil prices, rising short-term interest rates and the devastating one-two punch of Hurricanes Katrina and Rita. Finally, after a precipitous decline in October, most stock markets in the U.S. rallied to post slight gains for the fourth quarter of 2005.

The year ended with nearly all economic indicators moving in a positive direction. A continuation of solid Gross Domestic Product (GDP) growth, coupled with a resumption in employment growth in the aftermath of the summer's hurricanes and an upsurge in consumer confidence, provided the underpinnings for a subdued year-end market rally. Furthermore, although the Fed raised the federal funds rate another 0.25% to 4.25% in December, the explanatory language included in the minutes of the Federal Open Market Committee meeting hinted at an end to interest rate hikes. This provided further support to stocks moving into 2006.

What factors contributed to the Fund's performance?   During the first quarter, the primary areas of detraction for the portfolio were the financial services sector – where rising interest rates and a flattening bond yield curve had a negative impact – and the autos and transportation sector, where the rising cost of energy weighed heavily on positions. Also providing headwind were the Fund's underweight positions in the integrated oils and other energy sectors. Conversely, adding value to results was favorable stock selection in the producer durables, technology and consumer discretionary sectors. Oil and gas-related issues in the integrated oils sector also contributed, as did stock selection in the utilities sector. In the second quarter, the Fund struggled due to weak stock selection across most economic sectors, especially consumer discretionary and technology. Stock selection also detracted from relative results in the health care, financial services and utilities sectors. On the other hand, adding lift during the period was stock selection in the integrated oils, autos and transportation, and consumer staples sectors.

In the third quarter of 2005, stock selection in the financial services, health care and autos and transportation sectors hindered the Fund's performance. Additionally, a lack of energy holdings, aside from oil companies, hurt the Fund's relative results. Areas that provided tailwind to the portfolio during the period were the materials and processing and utilities sectors. An underweight position in financial services companies and an overweight position in technology names also added value. Finally, an overweight position in consumer staples names and an underweight position in the strong-performing financial services sector detracted from results in the final quarter of the year. Also detracting from fourth quarter results was stock selection in the materials and processing and producer durables spaces. Areas of strength for the portfolio during the period were the autos and transportation and health care sectors. Pharmaceutical holdings, in particular, added considerable value – the Fund's banking and insurance-related investments also performed strongly.

12

MML Equity Fund – Portfolio Manager Report (Continued)

What is your outlook?   Our expectations for returns in the U.S. financial markets remain modest for 2006. We continue to believe consumer spending levels are vulnerable, and any weakness could be exacerbated by falling home prices in certain areas of the country. Also, we expect corporate profit growth to further decelerate from 2005 levels, and may well fall to the 7% to 8% year-over-year level. While we are not anticipating an economic recession in 2006, we do anticipate economic growth slowing to 3%, down from 3.5% in 2005 and 4.2% in 2004.

13

MML Equity Fund – Portfolio Manager Report (Continued)

MML Equity Fund Industry Table (% of Net Assets) on 12/31/05
Banking, Savings & Loans	11.9%
Energy	10.9%
Financial Services	9.1%
Insurance	7.1%
Pharmaceuticals	6.4%
Broadcasting, Publishing & Printing	3.7%
Computers & Information	3.7%
Electric Utilities	3.3%
Electrical Equipment & Electronics	3.0%
Prepackaged Software	2.8%
Aerospace & Defense	2.7%
Retail	2.6%
Apparel, Textiles & Shoes	2.5%
Industrial - Diversified	2.5%
Telephone Utilities	2.5%
Tobacco	2.4%
Beverages	2.3%
Cosmetics & Personal Care	2.3%
Foods	2.3%
Transportation	2.3%
Computers & Office Equipment	1.9%
Commercial Services	1.8%
Communications	1.6%
Chemicals	1.5%
Forest Products & Paper	1.4%
Entertainment & Leisure	1.0%
Restaurants	1.0%
Short-Term Investments and Other Assets and Liabilities	0.8%
Healthcare	0.7%
Automotive & Parts	0.4%
Household Products	0.4%
Medical Supplies	0.2%
Advertising	0.1%
Building Materials & Construction	0.1%
Communications Equipment	0.1%
Containers	0.1%
Data Processing & Preparation	0.1%
Home Construction, Furnishings & Appliances	0.1%
Machinery & Components	0.1%
Manufacturing	0.1%
Metals & Mining	0.1%
Real Estate	0.1%
Air Transportation	0.0%
Computer Integrated Systems Design	0.0%
Computer Programming Services	0.0%
Industrial - Distribution	0.0%
Information Retrieval Services	0.0%
Lodging	0.0%
Photography Equipment/ Supplies	0.0%
Retail - Grocery	0.0%
Toys, Games	0.0%
Travel	0.0%
100.0%

MML Equity Fund Largest Stock Holdings (12/31/05)
Citigroup, Inc.
Exxon Mobil Corp.
Bank of America Corp.
American International Group, Inc.
Morgan Stanley
Altria Group, Inc.
Pfizer, Inc.
Limited Brands
International Business Machines Corp.
Wells Fargo & Co.

14

MML Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Fund and the S&P 500 Index.

MML Series Investment Fund II

Total Return	One Year 1/1/05 - 12/31/05	Five Year Average Annual 1/1/01 - 12/31/05	Ten Year Average Annual 1/1/96 - 12/31/05
MML Equity Fund	3.12%	0.88%	6.39%
S&P 500 Index	4.91%	0.54%	9.07%

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges.

15

MML Money Market Fund – Portfolio of Investments

December 31, 2005

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 101.4%
Commercial Paper — 89.4%
Alabama Power Co.(a) 4.220% 01/10/2006	$1,395,000	$1,393,528
Alcoa, Inc. 4.360% 02/16/2006	1,550,000	1,541,365
Alcoa, Inc. 4.380% 02/27/2006	1,200,000	1,191,678
Alltel Corp.(a) 4.220% 01/09/2006	1,375,000	1,373,710
Alltel Corp.(a) 4.250% 01/19/2006	1,360,000	1,357,110
American General Finance Corp. 4.250% 01/26/2006	1,367,000	1,362,965
American Honda Finance Corp. 4.160% 01/04/2006	2,750,000	2,749,047
Anheuser-Busch Cos., Inc. 4.170% 01/30/2006	2,543,000	2,534,458
Bank of America Corp. 4.260% 01/24/2006	1,400,000	1,396,190
Becton Dickinson & Co. 4.230% 01/31/2006	1,750,000	1,743,831
Becton Dickinson & Co. 4.240% 01/24/2006	1,000,000	997,291
Beethoven Funding Corp.(a) 4.190% 01/12/2006	2,800,000	2,796,415
BP Amoco Capital PLC 4.040% 02/13/2006	2,900,000	2,886,005
Caterpillar Financial Services Corp. 4.270% 02/21/2006	2,700,000	2,683,667
CIT Group, Inc. 3.780% 02/16/2006	1,250,000	1,243,963
CIT Group, Inc. 4.050% 01/03/2006	1,650,000	1,649,629
DaimlerChrysler Revolving Auto Conduit LLC 4.300% 01/09/2006	1,412,000	1,410,651
DaimlerChrysler Revolving Auto Conduit LLC 4.300% 01/20/2006	1,300,000	1,297,050
E.W. Scripps Co.(a) 4.160% 01/11/2006	2,236,000	2,233,416
Falcon Asset Securitization Corp.(a) 4.180% 01/18/2006	2,850,000	2,844,375
FCAR Owner Trust I 4.280% 01/25/2006	2,735,000	2,727,196
Gannett Co., Inc. 4.080% 01/06/2006	2,850,000	2,848,385

	Principal Amount	Market Value
General Electric Capital Corp. 4.330% 03/01/2006	$2,750,000	$2,730,485
Govco, Inc. 4.020% 01/09/2006	1,550,000	1,548,615
Govco, Inc.(a) 4.250% 01/10/2006	1,175,000	1,173,752
Harley-Davidson, Inc.(a) 4.070% 01/05/2006	1,780,000	1,779,195
Illinois Tool Works, Inc. 4.260% 01/05/2006	1,000,000	999,527
Kimberly-Clark Worldwide(a) 4.250% 01/26/2006	1,000,000	997,049
Kitty Hawk Funding Corp.(a) 4.130% 01/27/2006	1,325,000	1,321,048
L'Oreal USA, Inc.(a) 4.270% 01/13/2006	2,025,000	2,022,118
McCormick & Co., Inc.(a) 3.920% 02/14/2006	2,270,000	2,259,124
Minnesota Mining & Manufacturing Co. 4.150% 02/03/2006	2,725,000	2,714,634
Nestle Capital Corp.(a) 4.080% 01/27/2006	578,000	576,297
Nestle Capital Corp.(a) 4.210% 02/02/2006	2,195,000	2,186,786
New Center Asset Trust 4.190% 02/06/2006	1,800,000	1,792,458
New Center Asset Trust 4.330% 02/03/2006	747,000	744,035
Northern Illinois Gas Co. 4.250% 01/13/2006	2,750,000	2,746,104
Paccar Financial Corp. 4.330% 03/14/2006	2,730,000	2,706,358
Procter & Gamble Co.(a) 4.230% 02/21/2006	2,690,000	2,673,880
Sheffield Receivables Corp. 4.300% 01/23/2006	2,195,000	2,189,232
Sheffield Receivables Corp.(a) 4.380% 04/21/2006	535,000	527,840
South Carolina Electric & Gas 4.370% 01/20/2006	1,835,000	1,830,768
The Coca-Cola Co. 4.230% 02/24/2006	2,700,000	2,682,869
The Hershey Co.(a) 4.220% 01/31/2006	2,200,000	2,192,263
The Southern Co.(a) 4.180% 01/20/2006	1,345,000	1,342,033

	Principal Amount	Market Value
The Stanley Works(a) 4.290% 01/26/2006	$2,750,000	$2,741,807
Toyota Motor Credit Corp. 4.150% 01/17/2006	2,850,000	2,844,743
United Healthcare Corp.(a) 4.250% 02/28/2006	2,750,000	2,731,170
Windmill Funding I Corp.(a) 4.310% 02/01/2006	2,750,000	2,739,794
WM Wrigley J. Co.(a) 4.330% 03/27/2006	2,700,000	2,672,396
		97,728,305
Discount Notes — 3.7%
Federal Farm Credit Bank 4.250% 03/03/2006	2,000,000	1,985,597
Federal Farm Credit Bank 4.320% 07/24/2006	628,000	612,627
Federal Home Loan Bank 4.150% 04/03/2006	1,190,000	1,177,379
Federal Home Loan Bank 4.245% 03/31/2006	300,000	296,852
		4,072,455
U.S. Treasury Bills — 8.3%
U.S. Treasury Bill 3.555% 01/26/2006	540,000	538,667
U.S. Treasury Bill 3.770% 02/09/2006	845,000	841,549
U.S. Treasury Bill 3.842% 03/16/2006	2,900,000	2,877,100
U.S. Treasury Bill 3.890% 03/23/2006	4,925,000	4,881,894
		9,139,210
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		110,939,970
TOTAL INVESTMENTS — 101.4%(b)		110,939,970
Other Assets/ (Liabilities) — (1.4%)		(1,576,340)
NET ASSETS — 100.0%		$109,363,630

Notes to Portfolio of Investments

(a)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities amounted to a value of $41,935,106 or 38.3% of net assets.

(b)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

16

MML Managed Bond Fund – Portfolio of Investments

December 31, 2005

	Principal Amount	Market Value
BONDS & NOTES — 95.1%
ASSET BACKED SECURITIES — 2.0%
Financial Services — 2.0%
Chase Mortgage Finance Co., Series 2003-S11, Class 1A-1 5.000% 10/25/2033	$2,376,602	$2,279,735
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 6.700% 10/25/2028	37,006	36,983
Oak Hill Credit Partners, Series 1A, Class A2 4.530% 09/12/2013	2,000,000	2,007,500
Travelers Funding Limited, Series 1A, Class A1(a) 6.300% 02/18/2014	2,922,927	2,947,480
Vanderbilt Mortgage and Finance, Inc., Series 2002-C, Class A2 4.230% 02/07/2015	871,205	864,033
TOTAL ASSET BACKED SECURITIES (Cost $8,198,488)		8,135,731
CORPORATE DEBT — 40.0%
Aerospace & Defense — 0.2%
Goodrich (B.F.) Co.
7.500% 04/15/2008	900,000	944,924
Air Transportation — 0.0%
United Air Lines, Inc., Series 91B(b) (c) 10.110% 02/19/2006	280,959	155,932
US Airways, Inc. Class B(b) (c) 7.500% 04/15/2008	869,681	10,871
		166,803
Apparel, Textiles & Shoes — 0.3%
Kellwood Co. 7.625% 10/15/2017	140,000	126,673
Kellwood Co. 7.875% 07/15/2009	240,000	238,152

	Principal Amount	Market Value
Mohawk Industries, Inc., Series C 6.500% 04/15/2007	$350,000	$355,545
Mohawk Industries, Inc., Series D 7.200% 04/15/2012	500,000	551,074
		1,271,444
Automotive & Parts — 0.4%
American Honda Finance Corp.(a) 3.850% 11/06/2008	850,000	827,002
General Motors Corp.(d) 8.375% 07/15/2033	695,000	458,700
Navistar International Corp.(d) 7.500% 06/15/2011	475,000	452,438
		1,738,140
Banking, Savings & Loans — 4.0%
American General Finance Corp. 5.875% 07/14/2006	1,000,000	1,005,926
Ametek, Inc. 7.200% 07/15/2008	1,495,000	1,557,518
Bank of America Corp. 3.250% 08/15/2008	500,000	480,465
Bank of America Corp. 4.250% 10/01/2010	375,000	364,652
CIT Group, Inc. 3.650% 11/23/2007	20,000	19,551
CIT Group, Inc. 3.875% 11/03/2008	1,400,000	1,359,537
CIT Group, Inc. 7.375% 04/02/2007	600,000	617,475
DaimlerChrysler North American Holding Corp. 4.050% 06/04/2008	500,000	486,748
DaimlerChrysler North American Holding Corp. 4.125% 03/07/2007	2,900,000	2,864,249
General Motors Acceptance Corp. 6.150% 04/05/2007	1,000,000	944,550
Household Finance Corp. 4.125% 12/15/2008	415,000	405,229

	Principal Amount	Market Value
Household Finance Corp. 6.375% 10/15/2011	$75,000	$79,281
Kern River Funding Corp.(a) 4.893% 04/30/2018	976,433	957,041
MBNA Corp. 4.625% 09/15/2008	650,000	645,283
Oak Hill Securities Fund II(a) 8.920% 10/15/2006	700,000	702,870
SLM Corp. 5.000% 10/01/2013	650,000	642,442
SLM Corp. 5.625% 08/01/2033	350,000	351,610
Sony Capital Corp.(a) 4.950% 11/01/2006	1,500,000	1,492,728
Telecom Italia Capital SA 6.000% 09/30/2034	575,000	553,929
Wells Fargo & Co. 4.125% 03/10/2008	640,000	630,389
		16,161,473
Beverages — 0.8%
Anheuser-Busch Cos., Inc. 5.050% 10/15/2016	850,000	847,837
Anheuser-Busch Cos., Inc. 6.500% 02/01/2043	965,000	1,101,692
Constellation Brands, Inc. 8.000% 02/15/2008	260,000	271,050
Miller Brewing Co.(a) 4.250% 08/15/2008	425,000	417,091
Molson Coors Capital Finance ULC 4.850% 09/22/2010	530,000	522,727
		3,160,397
Broadcasting, Publishing & Printing — 3.8%
American Greetings Corp. 6.100% 08/01/2028	1,730,000	1,755,950
Clear Channel Communications, Inc. 6.000% 11/01/2006	275,000	277,243
Comcast Cable Communications, Inc. 6.200% 11/15/2008	1,235,000	1,267,773

(Continued)

The accompanying notes are an integral part of the financial statements.

17

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Cox Communications, Inc. 4.625% 01/15/2010	$2,315,000	$2,241,043
Cox Communications, Inc. 6.750% 03/15/2011	475,000	496,711
Cox Enterprises, Inc.(a) 4.375% 05/01/2008	750,000	732,372
Dow Jones & Co., Inc. 3.875% 02/15/2008	1,800,000	1,764,495
Pearson, Inc.(a) 7.375% 09/15/2006	1,000,000	1,015,865
Rogers Cable, Inc. 5.500% 03/15/2014	500,000	468,125
Shaw Communications, Inc. 8.250% 04/11/2010	960,000	1,030,800
TCI Communications, Inc. 6.875% 02/15/2006	350,000	350,650
The Thomson Corp. 5.750% 02/01/2008	955,000	968,573
The Thomson Corp. 6.200% 01/05/2012	650,000	684,983
Time Warner, Inc. 6.150% 05/01/2007	1,390,000	1,407,249
USA Interactive 7.000% 01/15/2013	1,000,000	1,028,881
		15,490,713
Building Materials & Construction — 0.7%
Chemed Corp. 8.750% 02/24/2011	655,000	702,488
Masco Corp. 6.750% 03/15/2006	1,230,000	1,234,343
Vulcan Materials Co. 6.000% 04/01/2009	800,000	834,818
		2,771,649
Chemicals — 0.8%
Chevron Phillips Chemical Co. LLC 5.375% 06/15/2007	865,000	867,839
Cytec Industries, Inc. 5.500% 10/01/2010	475,000	462,617
ICI Wilmington, Inc. 7.050% 09/15/2007	550,000	565,905
Lubrizol Corp. 4.625% 10/01/2009	645,000	632,180
Lubrizol Corp. 5.875% 12/01/2008	425,000	432,458
Sealed Air Corp.(a) 6.875% 07/15/2033	200,000	206,933
		3,167,932

	Principal Amount	Market Value
Commercial Services — 1.6%
Allied Waste North America, Inc. 8.875% 04/01/2008	$210,000	$221,550
Allied Waste North America, Inc., Series B 5.750% 02/15/2011	350,000	331,625
Cendant Corp. 6.875% 08/15/2006	700,000	707,185
Donnelley (R.R.) & Sons Co. 4.950% 05/15/2010	550,000	536,297
Ecolab, Inc. 6.875% 02/01/2011	1,100,000	1,188,327
Equifax, Inc. 4.950% 11/01/2007	500,000	499,687
ERAC USA Finance Co.(a) 6.700% 06/01/2034	730,000	785,343
ERAC USA Finance Co.(a) 6.750% 05/15/2007	2,000,000	2,034,222
		6,304,236
Computer & Other Data Processing Service — 0.1%
GTECH Holdings Corp. 4.500% 12/01/2009	315,000	290,344
Computer Programming Services — 0.1%
Electronic Data Systems Corp., Series B 6.500% 08/01/2013	430,000	441,917
Data Processing & Preparation — 0.1%
Certegy, Inc. 4.750% 09/15/2008	270,000	269,915
Electric Utilities — 5.0%
Allegheny Energy Supply Co. LLC(a) 8.250% 04/15/2012	385,000	434,088
Appalachian Power Co., Series G 3.600% 05/15/2008	560,000	542,512
Centerpoint Energy, Inc. Series B 5.875% 06/01/2008	1,310,000	1,327,701
Dominion Resources, Inc. 5.150% 07/15/2015	320,000	310,023
DPL, Inc. 8.250% 03/01/2007	529,000	544,870

	Principal Amount	Market Value
Duke Energy Field Services Corp. 7.875% 08/16/2010	$800,000	$884,754
Elwood Energy LLC 8.159% 07/05/2026	281,785	303,229
Entergy Gulf States, Inc. 5.250% 08/01/2015	1,455,000	1,366,773
FirstEnergy Corp., Series A 5.500% 11/15/2006	885,000	888,181
FPL Group Capital, Inc. 3.250% 04/11/2006	800,000	796,849
Homer City Funding LLC 8.734% 10/01/2026	662,832	772,199
Ipalco Enterprises, Inc. 8.375% 11/14/2008	1,225,000	1,283,188
Kansas Gas & Electric Co. 5.647% 03/29/2021	425,000	420,635
MidAmerican Energy Holdings Co. 3.500% 05/15/2008	1,300,000	1,254,304
Monongahela Power Co. 6.700% 06/15/2014	450,000	492,554
Nevada Power Co., Series L 5.875% 01/15/2015	560,000	555,700
Nisource Finance Corp. 3.200% 11/01/2006	570,000	561,757
Northwestern Corp. 5.875% 11/01/2014	675,000	676,269
Pacific Gas & Electric Co. 6.050% 03/01/2034	645,000	667,549
PSEG Energy Holdings, Inc. 8.625% 02/15/2008	375,000	390,000
Tampa Electric Co. 5.375% 08/15/2007	875,000	878,760
Tenaska Oklahoma(a) 6.528% 12/30/2014	477,779	470,216
TransAlta Corp. 5.750% 12/15/2013	1,200,000	1,217,821
Tri-State Generation & Transmission Association, Series 2003, Class A(a) 6.040% 01/31/2018	525,000	540,535

(Continued)

The accompanying notes are an integral part of the financial statements.

18

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Tri-State Generation & Transmission Association, Series 2003, Class B(a) 7.144% 07/31/2033	$580,000	$656,577
TXU Corp., Series P 5.550% 11/15/2014	265,000	251,707
Virginia Electric and Power Co. 5.375% 02/01/2007	660,000	662,457
Wisconsin Electric Power 3.500% 12/01/2007	845,000	822,801
		19,974,009
Electrical Equipment & Electronics — 0.6%
Avnet, Inc. 8.000% 11/15/2006	40,000	40,876
Cooper Industries Limited 5.250% 07/01/2007	1,500,000	1,506,374
Hughes Supply, Inc. 5.500% 10/15/2014	205,000	199,424
Thomas & Betts Corp. 6.500% 01/15/2006	400,000	400,084
Thomas & Betts Corp., Series B MTN 6.390% 02/10/2009	275,000	283,092
		2,429,850
Energy — 3.2%
Australian Gas Light Co. Limited(a) 6.400% 04/15/2008	850,000	873,489
Boardwalk Pipelines LLC 5.500% 02/01/2017	235,000	233,069
Buckeye Partners LP 4.625% 07/15/2013	500,000	477,585
Chesapeake Energy Corp.(a) 6.500% 08/15/2017	420,000	422,100
Colonial Pipeline Co.(a) 7.630% 04/15/2032	500,000	655,853
Enbridge Energy Partners, LP 4.000% 01/15/2009	1,000,000	964,409
Enterprise Products Operating LP 7.500% 02/01/2011	795,000	864,900
Enterprise Products Operating LP, Series B 4.000% 10/15/2007	150,000	146,866

	Principal Amount	Market Value
Gulf South Pipeline Co., LP(a) 5.050% 02/01/2015	$225,000	$220,981
Kinder Morgan Energy Partners LP 5.350% 08/15/2007	1,100,000	1,102,747
Kiowa Power Partners LLC(a) 4.811% 12/30/2013	378,738	366,607
Mobil Corp. 8.625% 08/15/2021	1,000,000	1,385,693
OAO Gazprom(a) 9.625% 03/01/2013	400,000	482,500
Pacific Energy Partners, LP/Pacific Energy Finance Corp.(a) 6.250% 09/15/2015	150,000	147,750
Pacific Energy Partners, LP/Pacific Energy Finance Corp. 7.125% 06/15/2014	490,000	504,700
Piedmont Natural Gas Co., Series E 6.000% 12/19/2033	475,000	508,641
Pioneer Natural Resources Co. 6.500% 01/15/2008	750,000	766,364
Plains All American Pipeline Co. 5.625% 12/15/2013	590,000	597,370
The Premcor Refining Group, Inc. 6.750% 05/01/2014	280,000	294,112
Williams Gas Pipelines Central, Inc.(a) 7.375% 11/15/2006	950,000	968,540
XTO Energy, Inc. 4.900% 02/01/2014	1,000,000	976,528
		12,960,804
Entertainment & Leisure — 0.7%
Harrah's Operating Co., Inc. 5.500% 07/01/2010	425,000	424,830
Liberty Media Corp. 3.500% 09/25/2006	1,300,000	1,286,663
Park Place Entertainment Corp. 8.500% 11/15/2006	1,000,000	1,026,181
		2,737,674
Financial Services — 3.3%
Archstone-Smith Operating Trust REIT 5.000% 08/15/2007	1,200,000	1,199,340

	Principal Amount	Market Value
Countrywide Home Loans, Inc. 3.250% 05/21/2008	$1,150,000	$1,104,314
Emerald Investment Grade CBO Limited(a) 5.070% 05/24/2011	704,413	704,633
Franklin Resources, Inc. 3.700% 04/15/2008	960,000	935,703
Glencore Funding LLC(a) 6.000% 04/15/2014	645,000	606,650
Goldman Sachs Group LP 5.000% 10/01/2014	770,000	754,336
iStar Financial, Inc. REIT 7.000% 03/15/2008	495,000	511,076
iStar Financial, Inc. REIT, Series B 4.875% 01/15/2009	190,000	186,916
iStar Financial, Inc. REIT, Series B 5.700% 03/01/2014	350,000	346,155
Jefferies Group, Inc. 7.500% 08/15/2007	300,000	311,094
Kimco Realty Corp., Series B MTN 7.860% 11/01/2007	1,100,000	1,154,747
Senior Housing Properties Trust REIT 8.625% 01/15/2012	125,000	136,875
Simon Property Group LP 7.375% 01/20/2006	1,000,000	1,001,025
Textron Financial Corp., Series E 2.690% 10/03/2006	1,205,000	1,186,815
Toro Co. 7.800% 06/15/2027	1,005,000	1,174,370
United Dominion Realty Trust, Inc. REIT Series MTN 4.300% 07/01/2007	750,000	739,919
Verizon Global Funding Corp. 7.750% 12/01/2030	250,000	297,164
Weingarten Realty Investors REIT, Series A 7.500% 12/19/2010	955,000	1,065,783
		13,416,915

(Continued)

The accompanying notes are an integral part of the financial statements.

19

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Food Retailers — 0.4%
Ahold Finance USA, Inc. 6.875% 05/01/2029	$860,000	$817,000
Delhaize America, Inc. 9.000% 04/15/2031	455,000	534,906
The Kroger Co. 6.750% 04/15/2012	290,000	304,977
		1,656,883
Foods — 1.6%
General Mills, Inc. 2.625% 10/24/2006	2,000,000	1,958,470
General Mills, Inc. 8.900% 06/15/2006	1,000,000	1,015,991
Hershey Foods Corp. 7.200% 08/15/2027	610,000	755,299
Smithfield Foods, Inc. 7.000% 08/01/2011	1,025,000	1,045,500
SuperValu, Inc. 7.875% 08/01/2009	1,500,000	1,588,473
		6,363,733
Forest Products & Paper — 1.1%
Champion International Corp. 6.400% 02/15/2026	1,500,000	1,499,330
International Paper Co. 3.800% 04/01/2008	920,000	891,827
Packaging Corp. of America 5.750% 08/01/2013	360,000	353,548
Sonoco Products Co. 6.500% 11/15/2013	1,500,000	1,629,807
		4,374,512
Healthcare — 0.3%
HCA, Inc. 6.950% 05/01/2012	500,000	518,622
WellPoint Health Networks, Inc. 6.375% 06/15/2006	865,000	870,734
		1,389,356
Heavy Machinery — 1.9%
Briggs & Stratton Corp. 7.250% 09/15/2007	115,000	119,318
Briggs & Stratton Corp. 8.875% 03/15/2011	725,000	812,262
Carlisle Companies, Inc. 7.250% 01/15/2007	1,100,000	1,117,238
Caterpillar Financial Services Corp., Series F 3.625% 11/15/2007	1,340,000	1,310,539

	Principal Amount	Market Value
Idex Corp. 6.875% 02/15/2008	$775,000	$794,086
Kennametal, Inc. 7.200% 06/15/2012	1,048,000	1,137,670
Pentair, Inc. 7.850% 10/15/2009	850,000	924,664
Timken Co. 5.750% 02/15/2010	805,000	807,569
Timken Co., Series A 6.750% 08/21/2006	600,000	602,160
		7,625,506
Home Construction, Furnishings & Appliances — 0.5%
D.R. Horton, Inc. 4.875% 01/15/2010	120,000	116,576
Newell Rubbermaid, Inc. 4.000% 05/01/2010	450,000	425,807
Steelcase, Inc. 6.375% 11/15/2006	1,430,000	1,430,562
		1,972,945
Industrial – Diversified — 1.6%
American Standard, Inc. 7.375% 02/01/2008	225,000	234,402
American Standard, Inc. 7.625% 02/15/2010	800,000	859,902
Blyth, Inc. 7.900% 10/01/2009	550,000	531,907
Bombardier Capital, Inc.(a) 6.125% 06/29/2006	250,000	250,000
Bombardier Capital, Inc.(a) (d) 6.750% 05/01/2012	310,000	286,750
Dover Corp. 6.250% 06/01/2008	750,000	775,394
Ford Motor Co. 6.375% 02/01/2029	490,000	308,700
Leucadia National Corp. 7.750% 08/15/2013	2,000,000	2,110,000
Tyco International Group SA 6.375% 02/15/2006	1,100,000	1,101,796
		6,458,851
Insurance — 0.2%
Humana, Inc. 7.250% 08/01/2006	995,000	1,004,500
Lodging — 0.4%
Hilton Hotels Corp. 7.200% 12/15/2009	65,000	68,252
Hilton Hotels Corp. 7.625% 05/15/2008	460,000	480,159

	Principal Amount	Market Value
MGM Mirage 6.000% 10/01/2009	$360,000	$357,750
MGM Mirage 6.750% 09/01/2012	100,000	101,375
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 05/01/2012	620,000	683,550
		1,691,086
Manufacturing — 0.3%
Millipore Corp. 7.500% 04/01/2007	1,000,000	1,025,442
Media – Broadcasting & Publishing — 0.1%
Belo Corp. 8.000% 11/01/2008	555,000	589,573
Medical Supplies — 0.1%
Bausch & Lomb, Inc. 7.125% 08/01/2028	190,000	205,601
Metals & Mining — 0.7%
Alcan Aluminum Limited 6.250% 11/01/2008	800,000	826,184
Barrick Gold Corp. 7.500% 05/01/2007	2,000,000	2,058,262
		2,884,446
Oil & Gas — 1.1%
Consolidated Natural Gas Co., Series C 6.250% 11/01/2011	1,050,000	1,099,530
KeySpan Gas East Corp., Series MTNA 6.900% 01/15/2008	1,105,000	1,144,805
Lasmo (USA), Inc. 6.750% 12/15/2007	2,000,000	2,069,254
		4,313,589
Real Estate — 0.5%
EOP Operating LP 6.750% 02/15/2008	800,000	827,116
First Industrial LP 7.000% 12/01/2006	1,000,000	1,009,728
		1,836,844
Restaurants — 0.4%
Tricon Global Restaurants, Inc. 8.875% 04/15/2011	1,380,000	1,579,990
Retail — 0.3%
Fred Meyer, Inc. 7.450% 03/01/2008	750,000	781,486

(Continued)

The accompanying notes are an integral part of the financial statements.

20

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
J.C. Penney Co., Inc. 7.950% 04/01/2017	$160,000	$185,846
The May Department Stores Co. 3.950% 07/15/2007	430,000	422,828
		1,390,160
Telephone Utilities — 1.0%
Cingular Wireless 5.625% 12/15/2006	200,000	201,444
Comcast Cable Communications, Inc. 8.375% 05/01/2007	1,250,000	1,303,514
Qwest Corp. 8.875% 03/15/2012	415,000	467,913
Rogers Wireless Communications, Inc. 6.375% 03/01/2014	410,000	411,025
Rogers Wireless Communications, Inc. 7.616% 12/15/2010	250,000	258,125
SBC Communications, Inc. 6.125% 02/15/2008	350,000	355,902
Sprint Capital Corp. 6.900% 05/01/2019	360,000	396,500
Verizon New England, Inc. 6.500% 09/15/2011	730,000	748,824
		4,143,247
Transportation — 1.8%
Burlington Northern Santa Fe Corp. 6.750% 03/15/2029	665,000	760,721
Burlington Northern Santa Fe Corp. 7.875% 04/15/2007	750,000	776,243
Burlington Northern Santa Fe Corp., Series H 9.250% 10/01/2006	870,000	896,952
CNF, Inc. 8.875% 05/01/2010	600,000	670,534
CSX Corp. 7.250% 05/01/2027	1,175,000	1,381,808
Hornbeck Offshore Services, Inc., Series B 6.125% 12/01/2014	360,000	351,000
Norfolk Southern Corp. 6.000% 04/30/2008	550,000	560,414

	Principal Amount	Market Value
Norfolk Southern Corp. 7.350% 05/15/2007	$750,000	$773,964
Union Pacific Corp. 6.400% 02/01/2006	950,000	951,020
		7,122,656
TOTAL CORPORATE DEBT (Cost $161,824,574)		161,328,059
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.1%
ABN AMRO Mortgage Corp., Series 2003-12, Class 1A 5.000% 12/25/2033	1,598,189	1,533,047
AES Eastern Energy LP, Series 1999-1, Class A 9.000% 01/02/2017	533,245	602,566
Asset Securitization Corp., Series 1995-MD4, Class A1 7.100% 08/13/2029	69,204	70,399
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 4.571% 08/25/2034	681,683	669,431
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-5, Class IIA 4.014% 07/25/2034	2,130,439	2,070,315
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 3.647% 09/25/2033	531,455	526,731
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 4.154% 02/25/2034	478,472	473,891
CS First Boston Mortgage Securities Corp., Series 1998-C2, Class A1 5.960% 11/11/2030	28,194	28,218
CS First Boston Mortgage Securities Corp., Series 2003-7, Class 1A24 4.500% 02/25/2033	338,059	337,142

	Principal Amount	Market Value
CS First Boston Mortgage Securities Corp., Series 2004-C1, Class A1 2.254% 01/15/2037	$820,184	$796,667
GE Capital Commercial Mortgage Corp., Series 2002-1A, Class A1 5.033% 12/10/2035	419,776	419,788
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 4.603% 08/25/2034	929,711	929,063
IndyMac Bancorp, Inc. Mortgage Loan Trust, Series 2004-AR4, Class 1A 4.630% 08/25/2034	1,498,625	1,496,608
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A6 3.787% 11/21/2034	600,000	575,826
MASTR Asset Securitization Trust, Series 2003-12, Class 6A1 5.000% 12/25/2033	2,371,220	2,274,666
Merrill Lynch Mortgage Investors, Inc., Series 1998-C1, Class A1 6.310% 11/15/2026	177,393	179,499
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA 4.397% 07/25/2033	407,173	405,641
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA 3.894% 02/25/2034	249,868	248,567
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A 5.261% 02/25/2034	89,980	90,726
Starwood Commercial Mortgage Trust, Series 1999-C1A, Class B(a) 6.920% 02/03/2014	1,000,000	1,052,942

(Continued)

The accompanying notes are an integral part of the financial statements.

21

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A 4.995% 03/25/2034	$908,339	$908,652
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 5.600% 06/25/2032	330,973	331,615
Structured Asset Securities Corp., Series 2003-30, Class 1A1 5.500% 10/25/2033	1,639,378	1,603,825
Vendee Mortgage Trust, Series 1992-1, Class 2Z 7.750% 05/15/2022	515,220	548,829
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA1, Class 2A 7.000% 03/25/2034	1,004,916	1,015,823
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA4, Class 2A 6.500% 08/25/2034	434,484	441,132
Washington Mutual, Inc., Series 2003-S11, Class A1 5.000% 11/25/2033	3,181,856	3,052,151
Washington Mutual, Inc., Series 2004-AR14, Class A1 4.270% 01/25/2035	2,421,520	2,365,289
Washington Mutual, Inc., Series 2004-AR2, Class A 4.726% 04/25/2044	1,609,491	1,618,312
Wells Fargo Mortgage Backed Securities Trust, Series 2004-P, Class 2A1 4.227% 09/25/2034	1,801,310	1,760,502

	Principal Amount	Market Value
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1 4.579% 12/25/2034	$2,246,304	$2,208,048
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A2 4.110% 06/25/2035	2,135,069	2,095,962
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $33,226,514)		32,731,873
U.S. GOVERNMENT AGENCY OBLIGATIONS — 19.3%
Federal Home Loan Mortgage Corporation (FHLMC) — 0.9%
Collateralized Mortgage Obligations — 0.2%
FHLMC, Series 2178, Class PB 7.000% 08/15/2029	776,327	802,522
Pass-Through Securities — 0.7%
FHLMC 5.500% 11/01/2031	931,045	925,517
FHLMC 6.000% 09/01/2016- 02/01/2018	565,235	576,561
FHLMC 6.500% 09/01/2016	1,050,386	1,077,958
FHLMC 7.500% 10/01/2030- 02/01/2031	128,073	134,561
FHLMC 8.000% 03/01/2027	203,026	218,602
FHLMC 9.000% 03/01/2017	9,952	10,488
		2,943,687
Total Federal Home Loan Mortgage Corporation (FHLMC)		3,746,209
Federal National Mortgage Association (FNMA) — 16.5%
Pass-Through Securities
FNMA 4.500% 04/01/2020- 08/01/2020	12,674,700	12,327,631
FNMA 5.000% 08/01/2035	20,019,375	19,394,553

	Principal Amount	Market Value
FNMA 5.500% 02/01/2014- 10/01/2035	$30,900,194	$30,759,005
FNMA 6.000% 06/01/2016	122,629	125,316
FNMA 6.420% 11/01/2008	171,810	177,630
FNMA 6.500% 07/01/2016	428,272	440,317
FNMA 7.000% 03/01/2031- 04/01/2031	199,351	208,119
FNMA 7.500% 08/01/2029- 06/01/2031	209,508	219,895
FNMA 8.000% 11/01/2029- 09/01/2031	517,683	555,796
FNMA 9.000% 05/01/2009	29,479	30,667
FNMA, Series 347, PO 0.000% 01/01/2034	3,074,257	2,279,273
		66,518,202
Government National Mortgage Association (GNMA) — 1.8%
Pass-Through Securities
GNMA 4.125% 11/20/2025	35,049	35,367
GNMA 4.625% 11/20/2027	7,861	7,908
GNMA 5.000% 02/15/2034	2,207,073	2,182,761
GNMA 6.000% 02/15/2029- 08/15/2032	1,930,536	1,981,685
GNMA 6.500% 05/15/2023- 11/15/2028	1,295,766	1,354,696
GNMA 7.000% 09/15/2023- 08/15/2032	729,783	768,378
GNMA 7.250% 11/20/2021- 01/20/2022	219,375	230,985
GNMA 7.500% 03/15/2017- 06/15/2024	355,644	374,063
GNMA 8.000% 07/15/2006- 04/15/2008	194,964	197,918
		7,133,761

(Continued)

The accompanying notes are an integral part of the financial statements.

22

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Other Agencies — 0.1%
Pass-Through Securities
New Valley Generation IV 4.687% 01/15/2022	$528,337	$523,536
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $78,591,583)		77,921,708
U.S. TREASURY OBLIGATIONS — 25.7%
U.S. Treasury Bond — 2.3%
U.S. Treasury Bond(e) 6.125% 08/15/2029	7,680,000	9,356,400
U.S. Treasury Notes — 20.1%
U.S. Treasury Note(d) 3.375% 11/15/2008	8,850,000	8,612,847
U.S. Treasury Note 3.375% 10/15/2009	16,265,000	15,708,431
U.S. Treasury Note 3.875% 05/15/2010	5,605,000	5,499,906
U.S. Treasury Note 4.000% 11/15/2012	175,000	171,254
U.S. Treasury Note(d) 4.000% 02/15/2015	33,455,000	32,446,124
U.S. Treasury Note 5.000% 02/15/2011	6,570,000	6,766,074
U.S. Treasury Note 5.000% 08/15/2011	11,460,000	11,830,660
		81,035,296
U.S. Treasury Strips — 3.3%
U.S. Treasury Strips, PO 0.000% 05/15/2016	21,000,000	13,186,205
TOTAL U.S. TREASURY OBLIGATIONS (Cost $100,767,908)		103,577,901
TOTAL BONDS & NOTES (Cost $382,609,067)		383,695,272
	Notional Amount
OPTIONS — 0.1%
Bank of America, Call Swaption, Expires 03/08/2006, Strike 4.9225	12,000,000	67,907
Bank of America, Put Swaption, Expires 03/08/2006, Strike 4.9225	12,000,000	83,780
TOTAL OPTIONS (Cost $178,800)		151,687
TOTAL LONG TERM INVESTMENTS (Cost $382,787,867)		383,846,959

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 14.5%
Cash Equivalents — 9.7%(g)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	$829,409	$829,409
American Beacon Money Market Fund(f)	356,645	356,645
Bank of America 4.230% 01/20/2006	870,877	870,877
Bank of America 4.270% 01/17/2006	638,189	638,189
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	1,658,813	1,658,813
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	829,406	829,406
Barclays 4.313% 01/17/2006	851,602	851,602
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	829,406	829,406
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	414,703	414,703
BGI Institutional Money Market Fund(f)	1,327,050	1,327,050
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	414,703	414,703
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	829,406	829,406
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	829,406	829,406
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	829,406	829,406
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	495,434	495,434
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	1,658,813	1,658,813
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	829,406	829,406
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	829,406	829,406

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 4.350% 01/03/2006	$829,406	$829,406
Freddie Mac Discount Note 4.234% 01/30/2006	666,051	666,051
General Electric Capital Corp. 4.274% 01/23/2006	1,649,413	1,649,413
Goldman Sachs Financial Square Prime Obligations Money Market Fund(f)	608,558	608,558
Merrimac Cash Fund, Premium Class(f)	132,705	132,705
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	1,658,813	1,658,813
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	2,703,535	2,703,535
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	1,078,228	1,078,228
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	1,327,050	1,327,050
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	414,703	414,703
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	829,406	829,406
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	829,406	829,406
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	1,244,109	1,244,109
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.230% 01/03/2006	414,703	414,703
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.300% 01/17/2006	1,161,169	1,161,169
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	829,406	829,406
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	829,406	829,406

(Continued)

The accompanying notes are an integral part of the financial statements.

23

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	$946,534	$946,534
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	1,327,050	1,327,050
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	829,406	829,406
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	414,703	414,703
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	829,406	829,406
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	696,701	696,701
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	1,658,813	1,658,813
		39,230,760
Commercial Paper — 4.8%
Consolidated Natural Gas Co. 4.470% 01/11/2006	2,125,000	2,122,363
Consolidated Natural Gas Co. 4.480% 01/06/2006	1,870,000	1,868,836
DaimlerChrysler North America Holding Corp. 4.450% 01/05/2006	2,395,000	2,393,816
Fortune Brands, Inc. 4.450% 01/09/2006	2,392,000	2,389,635
Fortune Brands, Inc. 4.450% 01/10/2006	1,760,000	1,758,042
Johnson Controls, Inc.(a) 4.380% 01/03/2006	2,330,000	2,329,432

	Principal Amount	Market Value
Public Service Co. of Colorado 4.400% 01/04/2006	$2,990,000	$2,988,903
WellPoint, Inc.(a) 4.380% 01/04/2006	1,800,000	1,799,343
Wisconsin Gas Co. 4.330% 01/12/2006	1,570,000	1,567,923
		19,218,293
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		58,449,053
TOTAL INVESTMENTS — 109.7% (Cost $441,236,920)(h)		442,296,012
Other Assets/ (Liabilities) — (9.7%)		(38,919,989)
NET ASSETS — 100.0%		$403,376,023

Notes to Portfolio of Investments

MTN - Medium Term Note

PO - Principal Only

REIT - Real Estate Investment Trust

(a)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities amounted to a value of $25,387,933 or 6.3% of net assets.

(b)  Non-income producing security.

(c)  Security is currently in default.

(d)  Denotes all or a portion of security on loan. (Note 2).

(e)  This security is held as collateral for open futures contracts. (Note 2).

(f)  Amount represents shares owned of the fund.

(g)  Represents investments of security lending collateral. (Note 2).

(h)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

24

MML Blend Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 59.4%
COMMON STOCK — 59.4%
Advertising — 0.1%
Monster Worldwide, Inc.(a) (b)	8,400	$342,887
Omnicom Group, Inc.	5,700	485,241
		828,128
Aerospace & Defense — 2.1%
Boeing Co.	86,800	6,096,832
General Dynamics Corp.	28,000	3,193,400
Goodrich Corp.	3,900	160,290
Honeywell International, Inc.	27,100	1,009,475
Lockheed Martin Corp.	33,900	2,157,057
Northrop Grumman Corp.	19,900	1,196,189
Raytheon Co.	43,700	1,754,555
Rockwell Collins, Inc.	9,300	432,171
United Technologies Corp.	53,600	2,996,776
		18,996,745
Air Transportation — 0.1%
Southwest Airlines Co.	42,100	691,703
Apparel, Textiles & Shoes — 0.4%
Coach, Inc.(a)	300	10,002
The Gap, Inc.	700	12,348
Jones Apparel Group, Inc.	8,200	251,904
Limited Brands	200	4,470
Liz Claiborne, Inc.(b)	8,400	300,888
Nike, Inc. Cl. B	6,100	529,419
Nordstrom, Inc.	50,900	1,903,660
Reebok International Ltd.	11,100	646,353
VF Corp.	4,700	260,098
		3,919,142
Automotive & Parts — 0.4%
AutoNation, Inc.(a)	21,500	467,195
Ford Motor Co.	105,200	812,144
General Motors Corp.(b)	29,900	580,658
Genuine Parts Co.	9,900	434,808
The Goodyear Tire & Rubber Co.(a) (b)	14,400	250,272
Harley-Davidson, Inc.	14,900	767,201
		3,312,278
Banking, Savings & Loans — 5.0%
AmSouth Bancorporation	10,100	264,721
Bank of America Corp.(b)	191,900	8,856,185
Bank of New York Co., Inc.	37,100	1,181,635

	Number of Shares	Market Value
BB&T Corp.	48,200	$2,020,062
Capital One Financial Corp.	8,300	717,120
Comerica, Inc.	21,600	1,226,016
Compass Bancshares, Inc.	5,500	265,595
Fannie Mae	48,100	2,347,761
Fifth Third Bancorp	100	3,772
First Horizon National Corp.	5,600	215,264
Golden West Financial Corp.	12,700	838,200
JP Morgan Chase & Co.	171,016	6,787,625
KeyCorp	21,100	694,823
Marshall and Ilsley Corp.(b)	6,000	258,240
Mellon Financial Corp.	23,400	801,450
North Fork Bancorporation, Inc.	50	1,368
Northern Trust Corp.	5,400	279,828
Regions Financial Corp.	22,823	779,634
SLM Corp.	21,600	1,189,944
Sovereign Bancorp, Inc.	17,900	386,998
State Street Corp.	17,300	959,112
SunTrust Banks, Inc.	18,600	1,353,336
Synovus Financial Corp.	9,000	243,090
U.S. Bancorp	89,800	2,684,122
Wachovia Corp.	75,333	3,982,102
Washington Mutual, Inc.	47,709	2,075,342
Wells Fargo & Co.	80,600	5,064,098
Zions Bancorp	4,400	332,464
		45,809,907
Beverages — 1.2%
Brown-Forman Corp. Cl. B	3,500	242,620
The Coca-Cola Co.	108,100	4,357,511
Coca-Cola Enterprises, Inc.	13,300	254,961
Constellation Brands, Inc. Cl. A(a)	8,000	209,840
Molson Coors Brewing Co. Cl. B	4,000	267,960
The Pepsi Bottling Group, Inc.	7,300	208,853
PepsiCo, Inc.	87,000	5,139,960
		10,681,705
Broadcasting, Publishing & Printing — 1.6%
Clear Channel Communications, Inc.	24,900	783,105
Dow Jones & Co., Inc.	3,100	110,019
Gannett Co., Inc.	18,200	1,102,374

	Number of Shares	Market Value
Knight Ridder, Inc.(b)	3,700	$234,210
The McGraw-Hill Companies, Inc.	29,100	1,502,433
Meredith Corp.	3,200	167,488
New York Times Co. Cl. A(b)	7,600	201,020
Time Warner, Inc.	350,900	6,119,696
Tribune Co.	11,900	360,094
Univision Communications, Inc. Cl. A(a)	10,300	302,717
Viacom, Inc. Cl. B	118,500	3,863,100
		14,746,256
Building Materials & Construction — 0.1%
Louisiana-Pacific Corp.(b)	4,800	131,856
Masco Corp.	13,600	410,584
Vulcan Materials Co.(b)	100	6,775
		549,215
Chemicals — 0.7%
Air Products & Chemicals, Inc.	100	5,919
Dow Chemical Co.	63,100	2,765,042
Du Pont (E.I.) de Nemours & Co.	500	21,250
Eastman Chemical Co.	7,200	371,448
Monsanto Co.	29,200	2,263,876
Rohm & Haas Co.	15,800	765,036
		6,192,571
Commercial Services — 0.7%
Block (H&R), Inc.(b)	14,600	358,430
Cendant Corp.	300	5,175
Donnelley (R.R.) & Sons Co.	9,100	311,311
eBay, Inc.(a)	11,700	506,025
Equifax, Inc.	21,900	832,638
Fluor Corp.	11,100	857,586
Live Nation(a) (b)	3,112	40,767
Moody's Corp.	8,000	491,360
Paychex, Inc.	17,500	667,100
PerkinElmer, Inc.	29,700	699,732
Robert Half International, Inc.	6,100	231,129
Ryder System, Inc.(b)	2,900	118,958
Waste Management, Inc.	38,700	1,174,545
		6,294,756

(Continued)

The accompanying notes are an integral part of the financial statements.

25

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Communications — 0.4%
Citizens Communications Co.	18,800	$229,924
L-3 Communications Holdings, Inc.	7,300	542,755
Network Appliance, Inc.(a)	19,900	537,300
Qualcomm, Inc.	51,000	2,197,080
Scientific-Atlanta, Inc.	8,000	344,560
Tellabs, Inc.(a)	23,200	252,880
		4,104,499
Communications Equipment — 0.3%
Motorola, Inc.	128,600	2,905,074
Computer Integrated Systems Design — 0.2%
Autodesk, Inc.	20,300	871,885
Computer Sciences Corp.(a)	9,300	470,952
Parametric Technology Corp.(a)	13,942	85,046
Sun Microsystems, Inc.(a)	4,400	18,436
		1,446,319
Computer Programming Services — 0.0%
Mercury Interactive Corp.(a)	4,000	111,160
Computers & Information — 2.6%
Apple Computer, Inc.(a)	88,000	6,326,320
Cisco Systems, Inc.(a)	325,500	5,572,560
Comverse Technology, Inc.(a)	100	2,659
Dell, Inc.(a)	9,500	284,905
EMC Corp.(a)	122,800	1,672,536
International Business Machines Corp.	111,700	9,181,740
Jabil Circuit, Inc.(a)	10,100	374,609
Lexmark International, Inc.(a)	100	4,483
Solectron Corp.(a)	52,800	193,248
		23,613,060
Computers & Office Equipment — 0.9%
Electronic Data Systems Corp.	200	4,808
Hewlett-Packard Co.	247,100	7,074,473
Pitney Bowes, Inc.	13,500	570,375
Xerox Corp.(a)	50,100	733,965
		8,383,621
Containers — 0.1%
Bemis Co., Inc.	6,900	192,234
Sealed Air Corp.(a) (b)	9,000	505,530
Temple-Inland, Inc.	12,300	551,655
		1,249,419

	Number of Shares	Market Value
Cosmetics & Personal Care — 1.1%
Colgate-Palmolive Co.	27,300	$1,497,405
Kimberly-Clark Corp.	27,000	1,610,550
The Procter & Gamble Co.	114,093	6,603,674
		9,711,629
Data Processing & Preparation — 0.5%
Affiliated Computer Services, Inc. Cl. A(a)	3,900	230,802
Automatic Data Processing, Inc.	29,800	1,367,522
First Data Corp.	40,700	1,750,507
Fiserv, Inc.(a)	26,100	1,129,347
IMS Health, Inc.	5,600	139,552
NCR Corp.(a)	13,100	444,614
		5,062,344
Electric Utilities — 2.0%
AES Corp.(a)	200	3,166
Allegheny Energy, Inc.(a)	6,300	199,395
Ameren Corp.	6,000	307,440
American Electric Power Co.	23,900	886,451
CenterPoint Energy, Inc.(b)	63,800	819,830
Cinergy Corp.	9,000	382,140
CMS Energy Corp.(a) (b)	4,600	66,746
Consolidated Edison, Inc.(b)	13,200	611,556
Constellation Energy Group, Inc.	5,200	299,520
Dominion Resources, Inc.	10,000	772,000
DTE Energy Co.	5,200	224,588
Duke Energy Corp.(b)	71,100	1,951,695
Edison International	25,300	1,103,333
Entergy Corp.	6,100	418,765
Exelon Corp.(b)	19,500	1,036,230
FirstEnergy Corp.	25,600	1,254,144
FPL Group, Inc.	30,300	1,259,268
NiSource, Inc.	12,400	258,664
PG&E Corp.	29,500	1,095,040
Pinnacle West Capital Corp.(b)	19,400	802,190
PPL Corp.	23,500	690,900
Progress Energy, Inc.	9,600	421,632
Public Service Enterprise Group, Inc.	12,900	838,113
Southern Co.(b)	39,600	1,367,388
Teco Energy, Inc.	4,700	80,746
TXU Corp.	25,800	1,294,902
		18,445,842
Electrical Equipment & Electronics — 4.1%
Advanced Micro Devices, Inc.(a)	22,000	673,200

	Number of Shares	Market Value
American Power Conversion Corp.	100	$2,200
Analog Devices, Inc.	19,300	692,291
Broadcom Corp. Cl. A(a)	41,200	1,942,580
Emerson Electric Co.	21,700	1,620,990
Freescale Semiconductor, Inc. Cl. B(a)	57,718	1,452,762
General Electric Co.	452,700	15,867,135
Intel Corp.	197,800	4,937,088
Johnson Controls, Inc.	10,000	729,100
Kla-Tencor Corp.	300	14,799
Linear Technology Corp.	300	10,821
LSI Logic Corp.(a)	19,900	159,200
Micron Technology, Inc.(a)	18,800	250,228
National Semiconductor Corp.	48,900	1,270,422
Novellus Systems, Inc.(a)	4,800	115,776
Nvidia Corp.(a)	36,900	1,349,064
Rockwell Automation, Inc.	9,600	567,936
Texas Instruments, Inc.	180,800	5,798,256
Xilinx, Inc.	400	10,084
		37,463,932
Energy — 5.9%
Amerada Hess Corp.	6,800	862,376
Anadarko Petroleum Corp.	10,100	956,975
Apache Corp.	14,100	966,132
BJ Services Co.	18,200	667,394
Burlington Resources, Inc.	16,300	1,405,060
Chevron Corp.	96,069	5,453,837
ConocoPhillips	102,200	5,945,996
Devon Energy Corp.	52,300	3,270,842
El Paso Corp.(b)	200	2,432
EOG Resources, Inc.	200	14,674
Exxon Mobil Corp.	268,700	15,092,879
Halliburton Co.	1,000	61,960
Kerr-McGee Corp.	13,375	1,215,252
KeySpan Corp.	6,500	231,985
Kinder Morgan, Inc.(b)	6,200	570,090
Marathon Oil Corp.	15,700	957,229
Nabors Industries Ltd.(a)	8,400	636,300
Nicor, Inc.(b)	10,700	420,617
Occidental Petroleum Corp.	32,800	2,620,064
Peoples Energy Corp.(b)	1,800	63,126
Rowan Companies, Inc.	5,900	210,276
Schlumberger Ltd.(b)	40,500	3,934,575
Sempra Energy	15,700	703,988
Sunoco, Inc.(b)	15,800	1,238,404
Transocean, Inc.(a)	23,100	1,609,839
Valero Energy Corp.	72,400	3,735,840
The Williams Companies, Inc.	23,800	551,446

(Continued)

The accompanying notes are an integral part of the financial statements.

26

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Xcel Energy, Inc.	11,800	$217,828
XTO Energy, Inc.	9,300	408,642
		54,026,058
Entertainment & Leisure — 0.5%
Harrah's Entertainment, Inc.	11,200	798,448
News Corp., Inc. Cl. A	1,300	20,215
The Walt Disney Co.	150,200	3,600,294
		4,418,957
Financial Services — 4.9%
Ameriprise Financial, Inc.	11,480	470,680
Archstone-Smith Trust	27,800	1,164,542
Bear Stearns Companies, Inc.	14,700	1,698,291
CIT Group, Inc.	17,500	906,150
Citigroup, Inc.	305,300	14,816,209
Countrywide Financial Corp.	28,400	970,996
E*TRADE Financial Corp.(a)	19,000	396,340
Federated Investors, Inc. Cl. B	4,300	159,272
Franklin Resources, Inc.	7,900	742,679
The Goldman Sachs Group, Inc.	45,100	5,759,721
Huntington Bancshares, Inc.(b)	6,300	149,625
Janus Capital Group, Inc.	12,500	232,875
Lehman Brothers Holdings, Inc.	36,300	4,652,571
MBNA Corp.	62,100	1,686,636
Merrill Lynch & Co., Inc.	88,400	5,987,332
Morgan Stanley	51,900	2,944,806
PNC Financial Services Group, Inc.	25,600	1,582,848
Price (T. Rowe) Group, Inc.	6,800	489,804
Public Storage, Inc.(b)	4,000	270,880
The Charles Schwab Corp.	30,100	441,567
		45,523,824
Foods — 1.3%
Archer-Daniels-Midland Co.	64,400	1,588,104
Campbell Soup Co.	11,100	330,447
ConAgra Foods, Inc.	29,200	592,176
General Mills, Inc.	50,300	2,480,796
Heinz (H. J.) Co.	19,800	667,656
Kellogg Co.	13,500	583,470
The Kroger Co.(a)	165,400	3,122,752
McCormick & Co., Inc.	5,000	154,600
Safeway, Inc.(b)	55,100	1,303,666
Sara Lee Corp.	44,300	837,270

	Number of Shares	Market Value
SuperValu, Inc.	16,600	$539,168
Sysco Corp.	200	6,210
Tyson Foods, Inc. Cl. A	13,200	225,720
		12,432,035
Forest Products & Paper — 0.0%
International Paper Co.	800	26,888
MeadWestvaco Corp.	100	2,803
Plum Creek Timber Co., Inc.	9,400	338,870
Weyerhaeuser Co.	100	6,634
		375,195
Healthcare — 0.9%
Caremark Rx, Inc.(a)	16,700	864,893
Coventry Health Care, Inc.(a)	6,600	375,936
Express Scripts, Inc.(a)	14,600	1,223,480
HCA, Inc.(b)	41,400	2,090,700
Humana, Inc.(a)	7,800	423,774
Laboratory Corp. of America Holdings(a) (b)	5,700	306,945
Manor Care, Inc.	11,000	437,470
UnitedHealth Group, Inc.	46,900	2,914,366
		8,637,564
Home Construction, Furnishings & Appliances — 0.3%
Centex Corp.(b)	6,800	486,132
D.R. Horton, Inc.	12,200	435,906
KB Home(b)	5,200	377,832
Lennar Corp. Cl. A(b)	14,100	860,382
Maytag Corp.	4,300	80,926
Pulte Homes, Inc.	11,400	448,704
Whirlpool Corp.(b)	3,800	318,288
		3,008,170
Household Products — 0.5%
Black & Decker Corp.(b)	4,600	400,016
The Clorox Co.	4,800	273,072
Corning, Inc.(a)	144,400	2,838,904
Newell Rubbermaid, Inc.	29,000	689,620
Snap-on, Inc.(b)	3,000	112,680
The Stanley Works	5,100	245,004
		4,559,296
Industrial – Distribution — 0.0%
Grainger (W.W.), Inc.	4,100	291,510
Industrial – Diversified — 0.9%
3M Co.	40,200	3,115,500
Cooper Industries Ltd. Cl. A	4,800	350,400
Danaher Corp.	7,500	418,350
Eaton Corp.	100	6,709
Illinois Tool Works, Inc.(b)	10,900	959,091

	Number of Shares	Market Value
ITT Industries, Inc.	5,000	$514,100
Tyco International Ltd.	105,731	3,051,397
		8,415,547
Information Retrieval Services — 0.2%
Yahoo!, Inc.(a)	38,800	1,520,184
Insurance — 4.1%
ACE Ltd.	16,300	871,072
Aetna, Inc.	19,700	1,857,907
AFLAC, Inc.	26,200	1,216,204
Allstate Corp.	32,000	1,730,240
Ambac Financial Group, Inc.	3,400	262,004
American International Group, Inc.	78,700	5,369,701
Aon Corp.	28,000	1,006,600
Chubb Corp.	10,400	1,015,560
Cigna Corp.	12,800	1,429,760
Cincinnati Financial Corp.	9,200	411,056
The Hartford Financial Services Group, Inc.	27,000	2,319,030
Jefferson-Pilot Corp.	12,100	688,853
Lincoln National Corp.(b)	22,700	1,203,781
Loews Corp.	6,600	626,010
Marsh & McLennan Companies, Inc.	15,700	498,632
MBIA, Inc.(b)	17,700	1,064,832
Metlife, Inc.	96,300	4,718,700
MGIC Investment Corp.	8,500	559,470
Principal Financial Group, Inc.	36,800	1,745,424
Progressive Corp.(b)	9,600	1,121,088
Prudential Financial, Inc.	46,300	3,388,697
Safeco Corp.	6,900	389,850
St. Paul Travelers Companies	35,235	1,573,947
Torchmark Corp.	5,800	322,480
UnumProvident Corp.	27,100	616,525
WellPoint, Inc.(a)	22,800	1,819,212
		37,826,635
Lodging — 0.2%
Hilton Hotels Corp.	100	2,411
Marriott International, Inc. Cl. A	12,700	850,519
Starwood Hotels & Resorts Worldwide, Inc.	16,200	1,034,532
		1,887,462
Machinery & Components — 0.2%
Cummins, Inc.	2,500	224,325
Dover Corp.	6,400	259,136
Ingersoll-Rand Co. Cl. A	33,000	1,332,210
Parker Hannifin Corp.	6,300	415,548
		2,231,219

(Continued)

The accompanying notes are an integral part of the financial statements.

27

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Manufacturing — 0.3%
American Standard Companies, Inc.	9,900	$395,505
Applied Materials, Inc.	86,000	1,542,840
Avery Dennison Corp.(b)	3,400	187,918
Millipore Corp.(a) (b)	2,700	178,308
		2,304,571
Medical Supplies — 1.0%
Agilent Technologies, Inc.(a)	43,400	1,444,786
Allergan, Inc.	6,900	744,924
Applera Corp. - Applied Biosystems Group	11,100	294,816
Bausch & Lomb, Inc.	5,900	400,610
Baxter International, Inc.	62,500	2,353,125
Becton, Dickinson & Co.	15,200	913,216
Boston Scientific Corp.(a)	100	2,449
Fisher Scientific International, Inc.(a)	6,200	383,532
Medtronic, Inc.	39,000	2,245,230
St. Jude Medical, Inc.(a)	12,000	602,400
Thermo Electron Corp.(a)	5,000	150,650
Waters Corp.(a)	100	3,780
		9,539,518
Metals & Mining — 0.5%
Allegheny Technologies, Inc.	5,600	202,048
Freeport-McMoRan Copper & Gold, Inc. Cl. B(b)	31,600	1,700,080
Nucor Corp.(b)	28,600	1,908,192
Phelps Dodge Corp.	6,400	920,768
United States Steel Corp.	200	9,614
		4,740,702
Pharmaceuticals — 4.9%
Abbott Laboratories	80,900	3,189,887
AmerisourceBergen Corp.(b)	25,200	1,043,280
Amgen, Inc.(a)	67,300	5,307,278
Cardinal Health, Inc.	19,300	1,326,875
Genzyme Corp.(a)	13,200	934,296
Gilead Sciences, Inc.(a)	100	5,263
Hospira, Inc.(a)	26,890	1,150,354
Johnson & Johnson	98,000	5,889,800
King Pharmaceuticals, Inc.(a)	16,600	280,872
McKesson Corp.	37,500	1,934,625
Medco Health Solutions, Inc.(a)	30,400	1,696,320
MedImmune, Inc.(a)	7,600	266,152
Merck & Co., Inc.	214,600	6,826,426
Mylan Laboratories, Inc.	11,300	225,548

	Number of Shares	Market Value
Pfizer, Inc.	402,400	$9,383,968
Schering-Plough Corp.	48,300	1,007,055
Watson Pharmaceutical, Inc.(a)	48,700	1,583,237
Wyeth	70,100	3,229,507
		45,280,743
Photography Equipment/Supplies — 0.0%
Eastman Kodak Co.(b)	100	2,340
Prepackaged Software — 2.0%
Adobe Systems, Inc.	24,600	909,216
BMC Software, Inc.(a)	21,900	448,731
Citrix Systems, Inc.(a)	54,500	1,568,510
Computer Associates International, Inc.(b)	24,200	682,198
Compuware Corp.(a)	73,500	659,295
Electronic Arts, Inc.(a)	400	20,924
Intuit, Inc.(a)	17,300	922,090
Microsoft Corp.	346,600	9,063,590
Novell, Inc.(a)	83,600	738,188
Oracle Corp.(a) (b)	193,900	2,367,519
Siebel Systems, Inc.	27,000	285,660
Symantec Corp.(a)	37,297	652,698
		18,318,619
Real Estate — 0.2%
Equity Office Properties Trust	21,300	646,029
Equity Residential REIT(b)	15,000	586,800
ProLogis	9,700	453,184
Simon Property Group, Inc. REIT	5,400	413,802
		2,099,815
Restaurants — 0.5%
Darden Restaurants, Inc.	18,600	723,168
McDonald's Corp.	88,700	2,990,964
Wendy's International, Inc.	100	5,526
Yum! Brands, Inc.	17,800	834,464
		4,554,122
Retail — 1.9%
Bed Bath & Beyond, Inc.(a)	100	3,615
Best Buy Co., Inc.	1,550	67,394
Circuit City Stores, Inc.	100	2,259
Costco Wholesale Corp.(b)	33,000	1,632,510
Dillards, Inc. Cl. A	5,100	126,582
Dollar General Corp.	39,400	751,358
Federated Department Stores, Inc.	63,251	4,195,439
The Home Depot, Inc.	66,300	2,683,824
J.C. Penney Co., Inc.	300	16,680
Lowe's Companies, Inc.	900	59,994
Office Depot, Inc.(a)	38,800	1,218,320

	Number of Shares	Market Value
Sears Holdings Corp.(a) (b)	100	$11,553
Staples, Inc.	750	17,033
Tiffany & Co.	17,400	666,246
Wal-Mart Stores, Inc.	131,600	6,158,880
		17,611,687
Retail – Grocery — 0.1%
Albertson's, Inc.	45,200	965,020
Telephone Utilities — 1.6%
AT&T, Inc.	225,281	5,517,132
BellSouth Corp.	99,600	2,699,160
CenturyTel, Inc.	14,300	474,188
Qwest Communications International, Inc.(a) (b)	87,500	494,375
Sprint Nextel Corp.	101,165	2,363,214
Verizon Communications, Inc.	93,468	2,815,256
		14,363,325
Tobacco — 1.0%
Altria Group, Inc.	108,100	8,077,232
Reynolds American, Inc.(b)	12,200	1,163,026
UST, Inc.(b)	9,400	383,802
		9,624,060
Toys, Games — 0.0%
Hasbro, Inc.	9,500	191,710
Transportation — 0.9%
Burlington Northern Santa Fe Corp.	68,000	4,815,760
Carnival Corp.	100	5,347
CSX Corp.	15,200	771,704
FedEx Corp.	100	10,339
Norfolk Southern Corp.	28,300	1,268,689
United Parcel Service, Inc. Cl. B	16,000	1,202,400
		8,074,239
Travel — 0.0%
Sabre Holdings Corp.	4,300	103,673
TOTAL COMMON STOCK (Cost $409,360,825)		547,447,105
TOTAL EQUITIES (Cost $409,360,825)		547,447,105
RIGHTS — 0.0%
Computers & Information
Seagate Technology(a) (c)	21,700	-
TOTAL RIGHTS (Cost $0)		-

(Continued)

The accompanying notes are an integral part of the financial statements.

28

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
BONDS & NOTES — 29.9%
ASSET BACKED SECURITIES — 0.7%
Financial Services
Chase Mortgage Finance Co., Series 2003-S11, Class 1A-1 5.000% 10/25/2033	$2,031,611	$1,948,805
Oak Hill Credit Partners, Series 1A, Class A2 4.530% 09/12/2013	1,500,000	1,505,625
Travelers Funding Limited, Series 1A, Class A1(d) 6.300% 02/18/2014	2,208,434	2,226,985
Vanderbilt Mortgage and Finance, Inc., Series 2002-C, Class A2 4.230% 02/07/2015	738,309	732,232
TOTAL ASSET BACKED SECURITIES (Cost $6,417,484)		6,413,647
CORPORATE DEBT — 12.1%
Aerospace & Defense — 0.2%
Goodrich (B.F.) Co. 7.500% 04/15/2008	1,800,000	1,889,847
Air Transportation — 0.0%
US Airways, Inc. Class B(a) (e) 7.500% 04/15/2008	869,681	10,871
Apparel, Textiles & Shoes — 0.1%
Kellwood Co. 7.625% 10/15/2017	130,000	117,625
Kellwood Co. 7.875% 07/15/2009	165,000	163,730
Mohawk Industries, Inc., Series D 7.200% 04/15/2012	750,000	826,610
		1,107,965
Automotive & Parts — 0.1%
American Honda Finance Corp.(d) 3.850% 11/06/2008	700,000	681,061
General Motors Corp.(b) 8.375% 07/15/2033	475,000	313,500
Navistar International Corp. 7.500% 06/15/2011	320,000	304,800
		1,299,361
Banking, Savings & Loans — 1.4%
American General Finance Corp. 5.875% 07/14/2006	775,000	779,593

	Principal Amount	Market Value
Ametek, Inc. 7.200% 07/15/2008	$1,040,000	$1,083,491
Bank of America Corp. 4.250% 10/01/2010	800,000	777,923
CIT Group, Inc. 7.375% 04/02/2007	900,000	926,212
DaimlerChrysler North American Holding Corp. 4.050% 06/04/2008	2,000,000	1,946,990
DaimlerChrysler North American Holding Corp. 4.125% 03/07/2007	525,000	518,528
General Motors Acceptance Corp. 6.150% 04/05/2007	865,000	817,036
Household Finance Corp. 4.125% 12/15/2008	875,000	854,399
Household Finance Corp. 6.375% 10/15/2011	750,000	792,808
JP Morgan Chase & Co. 3.125% 12/11/2006	1,000,000	983,554
Kern River Funding Corp.(d) 4.893% 04/30/2018	665,751	652,529
Oak Hill Securities Fund II(d) 8.920% 10/15/2006	500,000	502,050
SLM Corp. 5.000% 10/01/2013	645,000	637,500
SLM Corp. 5.625% 08/01/2033	305,000	306,403
Telecom Italia Capital SA 6.000% 09/30/2034	410,000	394,976
Wells Fargo & Co. 4.125% 03/10/2008	470,000	462,942
		12,436,934
Beverages — 0.3%
Anheuser-Busch Cos., Inc. 5.050% 10/15/2016	725,000	723,155
Anheuser-Busch Cos., Inc. 6.500% 02/01/2043	775,000	884,779
Constellation Brands, Inc. 8.000% 02/15/2008	210,000	218,925
Foster's Finance Corp.(d) 6.875% 06/15/2011	835,000	899,505
		2,726,364
Broadcasting, Publishing & Printing — 0.7%
American Greetings Corp. 6.100% 08/01/2028	1,445,000	1,466,675

	Principal Amount	Market Value
Clear Channel Communications, Inc. 6.000% 11/01/2006	$200,000	$201,631
Cox Communications, Inc. 4.625% 01/15/2010	1,850,000	1,790,898
Cox Communications, Inc. 6.750% 03/15/2011	700,000	731,996
Dow Jones & Co., Inc. 3.875% 02/15/2008	800,000	784,220
Rogers Cable, Inc. 5.500% 03/15/2014	425,000	397,906
Shaw Communications, Inc. 8.250% 04/11/2010	415,000	445,606
USA Interactive 7.000% 01/15/2013	900,000	925,993
		6,744,925
Building Materials & Construction — 0.2%
Chemed Corp. 8.750% 02/24/2011	485,000	520,162
Vulcan Materials Co. 6.000% 04/01/2009	1,250,000	1,304,404
		1,824,566
Chemicals — 0.3%
Chevron Phillips Chemical Co. LLC 5.375% 06/15/2007	615,000	617,018
Cytec Industries, Inc. 5.500% 10/01/2010	335,000	326,267
ICI Wilmington, Inc. 7.050% 09/15/2007	735,000	756,255
Lubrizol Corp. 4.625% 10/01/2009	480,000	470,460
Lubrizol Corp. 5.875% 12/01/2008	325,000	330,703
Sealed Air Corp.(d) 6.875% 07/15/2033	145,000	150,026
		2,650,729
Commercial Services — 0.3%
Allied Waste North America, Inc. 8.875% 04/01/2008	140,000	147,700
Allied Waste North America, Inc., Series B 5.750% 02/15/2011	300,000	284,250
Donnelley (R.R.) & Sons Co. 4.950% 05/15/2010	400,000	390,034

(Continued)

The accompanying notes are an integral part of the financial statements.

29

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
ERAC USA Finance Co.(d) 6.700% 06/01/2034	$670,000	$720,795
ERAC USA Finance Co.(d) 6.750% 05/15/2007	1,000,000	1,017,111
		2,559,890
Computer Programming Services — 0.0%
Electronic Data Systems Corp., Series B 6.500% 08/01/2013	310,000	318,591
Data Processing & Preparation — 0.0%
Certegy, Inc. 4.750% 09/15/2008	220,000	219,930
Electric Utilities — 1.6%
Allegheny Energy Supply Co. LLC(d) 8.250% 04/15/2012	275,000	310,062
Centerpoint Energy, Inc. Series B 5.875% 06/01/2008	1,085,000	1,099,661
Dominion Resources, Inc. 5.150% 07/15/2015	770,000	745,993
Duke Energy Field Services Corp. 7.875% 08/16/2010	1,800,000	1,990,696
Elwood Energy LLC 8.159% 07/05/2026	216,758	233,253
Entergy Gulf States, Inc. 5.250% 08/01/2015	995,000	934,666
FirstEnergy Corp., Series A 5.500% 11/15/2006	625,000	627,246
Homer City Funding LLC 8.734% 10/01/2026	455,078	530,166
Ipalco Enterprises, Inc. 8.375% 11/14/2008	975,000	1,021,312
Kansas Gas & Electric Co. 5.647% 03/29/2021	310,000	306,816
MidAmerican Energy Holdings Co. 3.500% 05/15/2008	1,050,000	1,013,091
MidAmerican Funding LLC 6.750% 03/01/2011	145,000	155,499
Monongahela Power Co. 6.700% 06/15/2014	400,000	437,826
Nevada Power Co., Series L 5.875% 01/15/2015	450,000	446,545
Nisource Finance Corp. 3.200% 11/01/2006	480,000	473,058
Northwestern Corp. 5.875% 11/01/2014	485,000	485,912
Pacific Gas & Electric Co. 6.050% 03/01/2034	570,000	589,927

	Principal Amount	Market Value
PSEG Energy Holdings, Inc. 8.625% 02/15/2008	$250,000	$260,000
Tampa Electric Co. 5.375% 08/15/2007	700,000	703,008
Tenaska Oklahoma(d) 6.528% 12/30/2014	563,779	554,855
TransAlta Corp. 5.750% 12/15/2013	1,000,000	1,014,851
Tri-State Generation & Transmission Association, Series 2003, Class A(d) 6.040% 01/31/2018	430,000	442,724
Tri-State Generation & Transmission Association, Series 2003, Class B(d) 7.144% 07/31/2033	525,000	594,316
TXU Corp., Series P 5.550% 11/15/2014	210,000	199,466
		15,170,949
Electrical Equipment & Electronics — 0.1%
Avnet, Inc. 8.000% 11/15/2006	105,000	107,301
Thomas & Betts Corp. 6.500% 01/15/2006	340,000	340,072
Thomas & Betts Corp., Series B MTN 6.390% 02/10/2009	200,000	205,885
		653,258
Energy — 0.8%
Australian Gas Light Co. Limited(d) 6.400% 04/15/2008	710,000	729,620
Boardwalk Pipelines LLC 5.500% 02/01/2017	175,000	173,562
Buckeye Partners LP 4.625% 07/15/2013	350,000	334,309
Chesapeake Energy Corp.(d) 6.500% 08/15/2017	300,000	301,500
Colonial Pipeline Co.(d) 7.630% 04/15/2032	750,000	983,779
Enterprise Products Operating LP 7.500% 02/01/2011	600,000	652,754
Enterprise Products Operating LP, Series B 4.000% 10/15/2007	45,000	44,060
Gulf South Pipeline Co., LP(d) 5.050% 02/01/2015	150,000	147,320
Mobil Corp. 8.625% 08/15/2021	1,050,000	1,454,978

	Principal Amount	Market Value
OAO Gazprom(d) 9.625% 03/01/2013	$290,000	$349,812
Pacific Energy Partners, LP/Pacific Energy Finance Corp.(d) 6.250% 09/15/2015	100,000	98,500
Pacific Energy Partners, LP/Pacific Energy Finance Corp. 7.125% 06/15/2014	365,000	375,950
Piedmont Natural Gas Co., Series E 6.000% 12/19/2033	400,000	428,330
Plains All American Pipeline Co. 5.625% 12/15/2013	520,000	526,495
The Premcor Refining Group, Inc. 6.750% 05/01/2014	230,000	241,592
XTO Energy, Inc. 4.900% 02/01/2014	850,000	830,049
		7,672,610
Entertainment & Leisure — 0.2%
Harrah's Operating Co., Inc. 5.500% 07/01/2010	385,000	384,846
Liberty Media Corp. 3.500% 09/25/2006	500,000	494,870
Walt Disney Co. 6.750% 03/30/2006	650,000	653,099
		1,532,815
Financial Services — 1.7%
Countrywide Home Loans, Inc. 3.250% 05/21/2008	920,000	883,451
Emerald Investment Grade CBO Limited(d) 5.070% 05/24/2011	2,113,238	2,113,898
Franklin Resources, Inc. 3.700% 04/15/2008	800,000	779,753
Glencore Funding LLC(d) 6.000% 04/15/2014	500,000	470,271
The Goldman Sachs Group, Inc. 5.150% 01/15/2014	775,000	769,897
iStar Financial, Inc. REIT 7.000% 03/15/2008	250,000	258,119
iStar Financial, Inc. REIT, Series B 4.875% 01/15/2009	165,000	162,322
iStar Financial, Inc. REIT, Series B 5.700% 03/01/2014	310,000	306,594

(Continued)

The accompanying notes are an integral part of the financial statements.

30

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Kimco Realty Corp., Series B MTN 7.860% 11/01/2007	$1,325,000	$1,390,945
Merrill Lynch & Co., Inc. 2.940% 01/30/2006	3,150,000	3,146,557
Senior Housing Properties Trust REIT 8.625% 01/15/2012	100,000	109,500
Simon Property Group LP 6.875% 11/15/2006	750,000	761,413
Textron Financial Corp., Series E 2.690% 10/03/2006	1,710,000	1,684,194
Toro Co. 7.800% 06/15/2027	1,300,000	1,519,085
Verizon Global Funding Corp. 7.750% 12/01/2030	525,000	624,045
Weingarten Realty Investors REIT, Series A 7.500% 12/19/2010	770,000	859,322
		15,839,366
Food Retailers — 0.2%
Ahold Finance USA, Inc. 6.875% 05/01/2029	640,000	608,000
Delhaize America, Inc. 9.000% 04/15/2031	325,000	382,076
The Kroger Co. 6.750% 04/15/2012	375,000	394,367
		1,384,443
Foods — 0.8%
General Mills, Inc. 2.625% 10/24/2006	1,815,000	1,777,312
General Mills, Inc. 8.900% 06/15/2006	2,250,000	2,285,980
Smithfield Foods, Inc. 7.000% 08/01/2011	860,000	877,200
SuperValu, Inc.(f) 7.875% 08/01/2009	2,000,000	2,117,964
		7,058,456
Forest Products & Paper — 0.1%
Champion International Corp. 6.400% 02/15/2026	1,000,000	999,553
Packaging Corp. of America 5.750% 08/01/2013	250,000	245,520
		1,245,073

	Principal Amount	Market Value
Healthcare — 0.1%
HCA, Inc. 6.950% 05/01/2012	$450,000	$466,760
WellPoint Health Networks, Inc. 6.375% 06/15/2006	635,000	639,209
		1,105,969
Heavy Machinery — 0.4%
Briggs & Stratton Corp. 8.875% 03/15/2011	550,000	616,199
Caterpillar Financial Services Corp., Series F, MTN 4.500% 09/01/2008	600,000	595,177
Kennametal, Inc. 7.200% 06/15/2012	920,000	998,718
Timken Co. 5.750% 02/15/2010	530,000	531,691
Timken Co., Series A 6.750% 08/21/2006	500,000	501,800
		3,243,585
Home Construction, Furnishings & Appliances — 0.2%
D.R. Horton, Inc. 4.875% 01/15/2010	80,000	77,717
Newell Rubbermaid, Inc. 4.000% 05/01/2010	320,000	302,796
Steelcase, Inc. 6.375% 11/15/2006	1,150,000	1,150,452
		1,530,965
Industrial – Diversified — 0.4%
American Standard, Inc. 7.625% 02/15/2010	700,000	752,414
Bombardier Capital, Inc.(d) 6.125% 06/29/2006	210,000	210,000
Bombardier Capital, Inc.(b) (d) 6.750% 05/01/2012	245,000	226,625
Ford Motor Co. 6.375% 02/01/2029	345,000	217,350
Leucadia National Corp.(f) 7.750% 08/15/2013	1,150,000	1,213,250
Tyco International Group SA 6.375% 02/15/2006	1,300,000	1,302,123
		3,921,762
Lodging — 0.2%
Hilton Hotels Corp. 7.200% 12/15/2009	355,000	372,761
MGM Mirage 6.000% 10/01/2009	250,000	248,437

	Principal Amount	Market Value
MGM Mirage 6.750% 09/01/2012	$725,000	$734,969
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 05/01/2012	495,000	545,737
		1,901,904
Manufacturing — 0.5%
Millipore Corp. 7.500% 04/01/2007	4,250,000	4,358,128
Media – Broadcasting & Publishing — 0.0%
Belo Corp. 8.000% 11/01/2008	400,000	424,918
Medical Supplies — 0.0%
Bausch & Lomb, Inc. 7.125% 08/01/2028	135,000	146,085
Oil & Gas — 0.0%
Consolidated Natural Gas Co., Series C 6.250% 11/01/2011	200,000	209,434
Real Estate — 0.1%
First Industrial LP 7.600% 05/15/2007	700,000	719,683
Restaurants — 0.1%
Aramark Services, Inc. 7.100% 12/01/2006	15,000	15,232
Tricon Global Restaurants, Inc. 8.875% 04/15/2011	1,020,000	1,167,818
		1,183,050
Retail — 0.1%
J.C. Penney Co., Inc. 7.950% 04/01/2017	115,000	133,577
The May Department Stores Co. 3.950% 07/15/2007	365,000	358,913
		492,490
Telephone Utilities — 0.4%
Comcast Cable Communications, Inc. 8.375% 05/01/2007	2,500,000	2,607,027
Qwest Corp. 8.875% 03/15/2012	300,000	338,250
Rogers Wireless Communications, Inc. 6.375% 03/01/2014	350,000	350,875
Sprint Capital Corp. 6.900% 05/01/2019	255,000	280,854
		3,577,006

(Continued)

The accompanying notes are an integral part of the financial statements.

31

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Transportation — 0.5%
Burlington Northern Santa Fe Corp. 6.750% 03/15/2029	$490,000	$560,532
Burlington Northern Santa Fe Corp., Series H 9.250% 10/01/2006	1,120,000	1,154,696
CSX Corp. 7.250% 05/01/2027	800,000	940,806
Hornbeck Offshore Services, Inc.(d) 6.125% 12/01/2014	315,000	307,125
Norfolk Southern Corp. 6.000% 04/30/2008	450,000	458,520
Union Pacific Corp. 6.400% 02/01/2006	750,000	750,805
		4,172,484
TOTAL CORPORATE DEBT (Cost $111,278,805)		111,334,406
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.6%
Collateralized Mortgage Obligations
ABN AMRO Mortgage Corp., Series 2003-12, Class 1A 5.000% 12/25/2033	1,398,416	1,341,416
AES Eastern Energy LP, Series 1999-1, Class A 9.000% 01/02/2017	454,417	513,491
Asset Securitization Corp., Series 1995-MD4, Class A1 7.100% 08/13/2029	179,930	183,038
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 3.647% 09/25/2033	454,308	450,270
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 4.154% 02/25/2034	426,275	422,194
CS First Boston Mortgage Securities Corp., Series 1998-C2, Class A1 5.960% 11/11/2030	84,580	84,653
CS First Boston Mortgage Securities Corp., Series 2003-7, Class 1A24 4.500% 02/25/2033	290,612	289,824

	Principal Amount	Market Value
CS First Boston Mortgage Securities Corp., Series 2004-C1, Class A1 2.254% 01/15/2037	$732,307	$711,310
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 4.603% 08/25/2034	795,180	794,625
IndyMac Bancorp, Inc. Mortgage Loan Trust, Series 2004-AR4, Class 1A 4.630% 08/25/2034	1,291,918	1,290,179
MASTR Asset Securitization Trust, Series 2003-12, Class 6A1 5.000% 12/25/2033	2,371,220	2,274,666
Merrill Lynch Mortgage Investors, Inc., Series 1998-C1, Class A1 6.310% 11/15/2026	456,154	461,571
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA 4.397% 07/25/2033	363,155	361,789
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA 3.894% 02/25/2034	218,635	217,497
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A 5.261% 02/25/2034	78,733	79,385
Starwood Commercial Mortgage Trust, Series 1999-C1A, Class B(d) 6.920% 02/03/2014	3,000,000	3,158,826
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A 4.995% 03/25/2034	779,800	780,069
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 5.600% 06/25/2032	275,811	276,346
Structured Asset Securities Corp., Series 2003-30, Class 1A1 5.500% 10/25/2033	1,639,378	1,603,825

	Principal Amount	Market Value
Vendee Mortgage Trust, Series 1992-1, Class 2Z 7.750% 05/15/2022	$721,308	$768,360
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA1, Class 2A 7.000% 03/25/2034	851,624	860,867
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA4, Class 2A 6.500% 08/25/2034	348,856	354,194
Washington Mutual, Inc., Series 2003-S11, Class A1 5.000% 11/25/2033	2,757,609	2,645,197
Washington Mutual, Inc., Series 2004-AR2, Class A 4.726% 04/25/2044	1,337,863	1,345,196
Wells Fargo Mortgage Backed Securities Trust, Series 2004-P, Class 2A1 4.227% 09/25/2034	1,456,378	1,423,385
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A2 4.110% 06/25/2035	1,556,821	1,528,306
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $24,413,613)		24,220,479
U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.3%
Federal Home Loan Mortgage Corporation (FHLMC) — 0.3%
Pass-Through Securities
FHLMC 6.000% 09/01/2016- 02/01/2018	648,512	661,507
FHLMC 6.500% 08/01/2016- 09/01/2016	520,874	534,546
FHLMC 7.500% 02/01/2030- 02/01/2031	835,883	879,958

(Continued)

The accompanying notes are an integral part of the financial statements.

32

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
FHLMC 8.000% 08/01/2026- 03/01/2028	$272,630	$293,546
FHLMC 9.000% 03/01/2017	29,855	31,464
		2,401,021
Federal National Mortgage Association (FNMA) — 5.1%
Pass-Through Securities
FNMA 4.500% 04/01/2020- 08/01/2020	9,120,570	8,870,823
FNMA 5.000% 09/01/2035	7,693,710	7,453,582
FNMA 5.500% 11/01/2033- 09/01/2035	5,646,330	5,597,434
FNMA 6.000% 05/01/2016- 06/01/2016	308,787	315,553
FNMA 7.000% 01/01/2031- 05/01/2031	1,046,071	1,092,093
FNMA 7.500% 09/01/2029- 05/01/2030	371,016	389,400
FNMA 8.000% 02/01/2030- 08/01/2031	271,883	292,236
FNMA TBA(g) 5.000% 01/01/2036	7,000,000	6,780,157
FNMA TBA(g) 5.500% 01/01/2021- 01/01/2036	15,040,000	14,994,020
FNMA, Series 347, PO 0.000% 01/01/2034	2,205,782	1,635,381
		47,420,679
Government National Mortgage Association (GNMA) — 0.9%
Pass-Through Securities
GNMA 5.000% 02/15/2034	1,625,502	1,607,596
GNMA 6.000% 01/15/2032- 08/15/2032	2,043,543	2,097,847
GNMA 6.500% 10/15/2028- 03/15/2029	1,957,429	2,051,324
GNMA 7.000% 04/15/2023- 08/15/2032	420,468	443,724

	Principal Amount	Market Value
GNMA 7.250% 06/20/2021- 05/20/2022	$1,182,696	$1,244,577
GNMA 7.500% 09/15/2016- 10/15/2017	279,297	294,032
GNMA 8.000% 08/15/2006- 05/15/2008	228,296	232,402
GNMA 9.000% 08/15/2008- 09/15/2009	101,876	105,728
		8,077,230
Other Agencies — 0.0%
Pass-Through Securities
New Valley Generation IV 4.687% 01/15/2022	360,230	356,956
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $58,241,710)		58,255,886
U.S. TREASURY OBLIGATIONS — 8.2%
U.S. Treasury Bonds — 2.4%
U.S. Treasury Bond(b) (h) 6.125% 08/15/2029	7,310,000	8,905,636
U.S. Treasury Bond(f) (h) 8.750% 05/15/2017	9,515,000	13,074,205
		21,979,841
U.S. Treasury Notes — 5.8%
U.S. Treasury Note(b) 3.375% 11/15/2008	740,000	720,170
U.S. Treasury Note(b) 3.375% 10/15/2009	10,090,000	9,744,732
U.S. Treasury Note(b) 3.875% 05/15/2010	25,545,000	25,066,031
U.S. Treasury Note 4.000% 11/15/2012	125,000	122,324
U.S. Treasury Note(b) 4.000% 02/15/2015	17,480,000	16,952,870
U.S. Treasury Note 5.625% 05/15/2008	575,000	590,723
		53,196,850
TOTAL U.S. TREASURY OBLIGATIONS (Cost $72,469,616)		75,176,691
TOTAL BONDS & NOTES (Cost $272,821,228)		275,401,109

	Notional Amount	Market Value
OPTIONS — 0.0%
Bank of America, Call Swaption, Expires 03/08/2006, Strike 4.9225	$8,600,000	$48,667
Bank of America, Put Swaption, Expires 03/08/2006, Strike 4.9225	8,600,000	60,042
TOTAL OPTIONS (Cost $128,140)		108,709
TOTAL LONG TERM INVESTMENTS (Cost $682,310,193)		822,956,923
	Principal Amount
SHORT-TERM INVESTMENTS — 22.2%
Cash Equivalents — 9.5%(j)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	1,847,638	1,847,638
American Beacon Money Market Fund(i)	794,483	794,483
Bank of America 4.230% 01/20/2006	1,940,016	1,940,016
Bank of America 4.270% 01/17/2006	1,421,667	1,421,667
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	3,695,269	3,695,269
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	1,847,634	1,847,634
Barclays 4.313% 01/17/2006	1,897,078	1,897,078
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	1,847,634	1,847,634
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	923,817	923,817
BGI Institutional Money Market Fund(i)	2,956,215	2,956,215
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	923,817	923,817
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	1,847,634	1,847,634

(Continued)

The accompanying notes are an integral part of the financial statements.

33

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	$1,847,634	$1,847,634
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	1,847,634	1,847,634
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	1,103,659	1,103,659
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	3,695,269	3,695,269
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	1,847,634	1,847,634
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	1,847,634	1,847,634
Fortis Bank Eurodollar Time Deposit 4.350% 01/03/2006	1,847,634	1,847,634
Freddie Mac Discount Note 4.234% 01/30/2006	1,483,735	1,483,735
General Electric Capital Corp. 4.274% 01/23/2006	3,674,329	3,674,329
Goldman Sachs Financial Square Prime Obligations Money Market Fund(i)	1,355,659	1,355,659
Merrimac Cash Fund, Premium Class(i)	295,622	295,622
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	3,695,269	3,695,269
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	6,022,554	6,022,554
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	2,401,925	2,401,925
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	2,956,215	2,956,215
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	923,817	923,817
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	1,847,634	1,847,634
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	1,847,634	1,847,634
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	2,771,452	2,771,452

	Principal Amount	Market Value
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.230% 01/03/2006	$923,817	$923,817
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.300% 01/17/2006	2,586,688	2,586,688
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	1,847,634	1,847,634
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	1,847,634	1,847,634
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	2,108,556	2,108,556
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	2,956,215	2,956,215
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	1,847,634	1,847,634
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	923,817	923,817
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	1,847,634	1,847,634
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	1,552,013	1,552,013
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	3,695,269	3,695,269
		87,392,756
Commercial Paper — 12.7%
Bemis Co., Inc. 4.300% 01/09/2006	3,040,000	3,037,095
Block Financial Corp.(d) 4.310% 01/03/2006	8,920,000	8,917,864
Block Financial Corp.(d) 4.360% 01/17/2006	2,195,000	2,190,747
Centex Corp. 4.350% 01/09/2006	3,000,000	2,997,101
Consolidated Natural Gas Co. 4.450% 01/31/2006	2,430,000	2,420,989
DaimlerChrysler North American Holding Corp. 4.400% 01/10/2006	1,500,000	1,498,349
DaimlerChrysler North American Holding Corp. 4.400% 01/12/2006	1,695,000	1,692,721
DaimlerChrysler North American Holding Corp. 4.430% 01/20/2006	2,500,000	2,494,154

	Principal Amount	Market Value
DaimlerChrysler North American Holding Corp. 4.470% 01/19/2006	$2,000,000	$1,995,529
DaimlerChrysler North American Holding Corp. 4.480% 01/30/2006	3,000,000	2,989,173
Dominion Resources, Inc.(d) 4.370% 01/10/2006	3,176,000	3,172,530
Dominion Resources, Inc.(d) 4.370% 01/12/2006	2,500,000	2,496,661
Dow Jones & Co., Inc.(d) 4.350% 01/18/2006	4,000,000	3,991,783
Equitable Resources, Inc.(d) 4.410% 01/20/2006	1,253,000	1,250,083
Fortune Brands, Inc. 4.400% 01/09/2006	4,000,000	3,996,089
Fortune Brands, Inc. 4.400% 01/11/2006	2,000,000	1,997,555
Fortune Brands, Inc. 4.410% 01/04/2006	5,000,000	4,998,163
Fortune Brands, Inc. 4.450% 01/10/2006	1,315,000	1,313,537
General Mills, Inc.(d) 4.320% 01/05/2006	7,000,000	6,996,640
General Mills, Inc.(d) 4.350% 01/11/2006	2,913,000	2,909,480
ITT Industries, Inc.(d) 4.350% 01/17/2006	5,500,000	5,489,366
John Deere Capital Corp.(d) 4.310% 01/06/2006	7,450,000	7,445,540
Johnson Controls, Inc.(d) 4.360% 01/04/2006	5,000,000	4,998,184
Johnson Controls, Inc.(d) 4.400% 01/13/2006	3,000,000	2,995,600
Kinder Morgan Energy Partners, LP(d) 4.400% 01/06/2006	660,000	659,597
Newell Rubbermaid, Inc.(d) 4.340% 01/13/2006	1,840,000	1,837,338
Newell Rubbermaid, Inc.(d) 4.360% 01/13/2006	955,000	953,613
Public Service Co. of Colorado 4.350% 01/19/2006	1,690,000	1,686,325
Public Service Co. of Colorado 4.420% 01/27/2006	1,750,000	1,744,414
Sara Lee Corp.(d) 4.350% 01/19/2006	3,000,000	2,993,477

(Continued)

The accompanying notes are an integral part of the financial statements.

34

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
South Carolina Electric & Gas 4.370% 01/12/2006	$3,000,000	$2,995,994
South Carolina Electric & Gas 4.400% 01/24/2006	3,500,000	3,490,161
Textron Financial Corp. 4.340% 01/10/2006	3,000,000	2,996,746
Textron Financial Corp. 4.410% 01/23/2006	2,090,000	2,084,367
The Clorox Co. 4.460% 02/16/2006	5,035,000	5,006,306
Walt Disney Co. 4.320% 02/01/2006	3,856,000	3,841,656
WellPoint, Inc.(d) 4.370% 01/23/2006	2,790,000	2,782,549
		117,357,476
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		204,750,232
TOTAL INVESTMENTS — 111.5% (Cost $887,060,425)(k)		1,027,707,155
Other Assets/ (Liabilities) — (11.5%)		(106,188,751)
NET ASSETS — 100.0%		$921,518,404

Notes to Portfolio of Investments

MTN - Medium Term Note
PO - Principal Only
REIT - Real Estate Investment Trust
TBA - To be announced

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan.
(Note 2).

(c)  This security is valued in good faith under procedures established by the board of trustees.

(d)  Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities amounted to a value of $79,930,347 or 8.7% of net assets.

(e)  Security is currently in default.

(f)  All or a portion of this security is segregated to cover forward purchase commitments. (Note 2).

(g)  A portion of this security is purchased on a forward commitment basis. (Note 2).

(h)  This security is held as collateral for open futures contracts. (Note 2).

(i)  Amount represents shares owned of the fund.

(j)  Represents investments of security lending collateral (Note 2).

(k)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

35

MML Equity Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 99.2%
COMMON STOCK
Advertising — 0.1%
Interpublic Group of Companies, Inc.(a) (b)	81,600	$787,440
Monster Worldwide, Inc.(a) (b)	2,600	106,132
Omnicom Group, Inc.(b)	2,500	212,825
		1,106,397
Aerospace & Defense — 2.7%
Boeing Co.	52,600	3,694,624
General Dynamics Corp.	8,900	1,015,045
Goodrich Corp.	36,000	1,479,600
Honeywell International, Inc.	12,900	480,525
Lockheed Martin Corp.(b)	118,790	7,558,608
Northrop Grumman Corp.	6,000	360,660
Raytheon Co.	13,800	554,070
Rockwell Collins, Inc.	412,600	19,173,522
United Technologies Corp.	16,200	905,742
		35,222,396
Air Transportation — 0.0%
Southwest Airlines Co.	12,500	205,375
Apparel, Textiles & Shoes — 2.5%
Coach, Inc.(a)	100	3,334
The Gap, Inc.	300	5,292
Jones Apparel Group, Inc.	23,900	734,208
Limited Brands	1,276,700	28,534,245
Liz Claiborne, Inc.(b)	2,600	93,132
Nike, Inc. Cl. B	2,000	173,580
Nordstrom, Inc.(b)	38,500	1,439,900
Reebok International Ltd.	3,500	203,805
VF Corp.	22,200	1,228,548
		32,416,044
Automotive & Parts — 0.4%
American Axle & Manufacturing Holdings, Inc.(b)	15,800	289,614
Autoliv, Inc.	19,700	894,774
AutoNation, Inc.(a)	6,400	139,072
BorgWarner, Inc.	16,200	982,206
Cooper Tire & Rubber Co.	20,900	320,188
Dana Corp.	39,700	285,046
Ford Motor Co.	33,400	257,848
General Motors Corp.(b)	8,900	172,838
Genuine Parts Co.	2,700	118,584

	Number of Shares	Market Value
The Goodyear Tire & Rubber Co.(a) (b)	4,400	$76,472
Harley-Davidson, Inc.(b)	4,400	226,556
Lear Corp.(b)	20,400	580,584
Magna International, Inc. Cl. A (b)	11,400	820,686
		5,164,468
Banking, Savings & Loans — 11.9%
AmSouth Bancorporation	3,200	83,872
Bank of America Corp.(b)	871,400	40,215,110
Bank of New York Co., Inc.	11,500	366,275
BB&T Corp.(b)	15,300	641,223
Capital One Financial Corp.	2,700	233,280
Comerica, Inc.	29,500	1,674,420
Compass Bancshares, Inc.	1,800	86,922
Fannie Mae	65,900	3,216,579
Fifth Third Bancorp	100	3,772
First Horizon National Corp.	1,800	69,192
Freddie Mac	182,600	11,932,910
Golden West Financial Corp.	3,800	250,800
JP Morgan Chase & Co.	214,952	8,531,445
KeyCorp	49,900	1,643,207
Marshall and Ilsley Corp.	1,900	81,776
Mellon Financial Corp.	7,200	246,600
National City Corp.	45,400	1,524,078
North Fork Bancorporation, Inc.	50	1,368
Northern Trust Corp.	2,600	134,732
Regions Financial Corp.	6,969	238,061
SLM Corp.	340,600	18,763,654
Sovereign Bancorp, Inc.	5,500	118,910
State Street Corp.	5,100	282,744
SunTrust Banks, Inc.	29,700	2,160,972
Synovus Financial Corp.	4,600	124,246
U.S. Bancorp	71,300	2,131,157
Wachovia Corp.	509,149	26,913,616
Washington Mutual, Inc.	66,705	2,901,668
Wells Fargo & Co.	448,800	28,198,104
Zions Bancorp	1,400	105,784
		152,876,477
Beverages — 2.3%
Brown-Forman Corp. Cl. B	900	62,388
The Coca-Cola Co.	34,600	1,394,726
Coca-Cola Enterprises, Inc.	4,000	76,680
Constellation Brands, Inc. Cl. A(a)	2,500	65,575

	Number of Shares	Market Value
Diageo PLC Sponsored ADR (United Kingdom)	448,200	$26,130,060
Molson Coors Brewing Co. Cl. B	1,200	80,388
The Pepsi Bottling Group, Inc.	2,500	71,525
PepsiCo, Inc.	27,800	1,642,424
		29,523,766
Broadcasting, Publishing & Printing — 3.7%
Clear Channel Communications, Inc.	7,500	235,875
Comcast Corp. Cl. A(a) (b)	63,700	1,653,652
Dow Jones & Co., Inc.	1,400	49,686
Gannett Co., Inc.	326,000	19,745,820
Knight Ridder, Inc.(b)	1,100	69,630
The McGraw-Hill Companies, Inc.	10,000	516,300
Meredith Corp.	1,100	57,574
New York Times Co. Cl. A (b)	2,200	58,190
Time Warner, Inc.	284,200	4,956,448
Tribune Co.	5,100	154,326
Univision Communications, Inc. Cl. A(a)	3,200	94,048
Viacom, Inc. Cl. B	623,940	20,340,444
		47,931,993
Building Materials & Construction — 0.1%
Louisiana-Pacific Corp.(b)	2,200	60,434
Martin Marietta Materials, Inc.	6,700	514,024
Masco Corp.	4,400	132,836
Vulcan Materials Co.(b)	100	6,775
		714,069
Chemicals — 1.5%
Dow Chemical Co.	20,000	876,400
Du Pont (E.I.) de Nemours & Co.	8,500	361,250
Eastman Chemical Co.	6,200	319,858
The Lubrizol Corp.	11,800	512,474
Monsanto Co.	9,200	713,276
PPG Industries, Inc.	283,600	16,420,440
Rohm & Haas Co.	5,000	242,100
		19,445,798
Commercial Services — 1.8%
Block (H&R), Inc.(b)	6,200	152,210
Cendant Corp.	13,500	232,875
Donnelley (R.R.) & Sons Co.	145,100	4,963,871

(Continued)

The accompanying notes are an integral part of the financial statements.

36

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
eBay, Inc.(a)	3,600	$155,700
Equifax, Inc.	6,900	262,338
Fluor Corp.	3,500	270,410
Live Nation(a) (b)	938	12,281
Moody's Corp.	2,600	159,692
Paychex, Inc.	5,300	202,036
PerkinElmer, Inc.	9,400	221,464
Robert Half International, Inc.	1,300	49,257
Ryder System, Inc.(b)	900	36,918
Waste Management, Inc.	517,060	15,692,771
		22,411,823
Communications — 1.6%
ADC Telecommunications, Inc.(a)	35,242	787,306
American Tower Corp. Cl. A(a)	12,000	325,200
BCE, Inc.(b)	655,700	15,704,015
Citizens Communications Co.	5,600	68,488
Crown Castle International Corp.(a)	41,000	1,103,310
L-3 Communications Holdings, Inc.	1,800	133,830
Network Appliance, Inc.(a)	6,000	162,000
Nortel Networks Corp.(a)	151,200	462,672
Qualcomm, Inc.	16,200	697,896
Scientific-Atlanta, Inc.	2,400	103,368
Tellabs, Inc.(a)	56,400	614,760
		20,162,845
Communications Equipment — 0.1%
Motorola, Inc.	38,300	865,197
Computer Integrated Systems Design — 0.0%
Autodesk, Inc.	6,100	261,995
Computer Sciences Corp.(a)	2,700	136,728
Parametric Technology Corp.(a)	4,258	25,974
Sun Microsystems, Inc.(a)	1,400	5,866
		430,563
Computer Programming Services — 0.0%
Mercury Interactive Corp.(a)	1,300	36,127
Computers & Information — 3.7%
Apple Computer, Inc.(a)	206,400	14,838,096
Cisco Systems, Inc.(a)	97,900	1,676,048
Comverse Technology, Inc.(a)	100	2,659
Dell, Inc.(a)	3,100	92,969

	Number of Shares	Market Value
EMC Corp.(a)	39,500	$537,990
International Business Machines Corp.	346,200	28,457,640
Jabil Circuit, Inc.(a)	3,100	114,979
Lexmark International, Inc.(a)	100	4,483
Solectron Corp.(a)	295,800	1,082,628
Tech Data Corp.(a)	17,600	698,368
		47,505,860
Computers & Office Equipment — 1.9%
Electronic Data Systems Corp.	64,200	1,543,368
Hewlett-Packard Co.	776,224	22,223,293
Pitney Bowes, Inc.	3,800	160,550
Xerox Corp.(a)	15,000	219,750
		24,146,961
Containers — 0.1%
Bemis Co., Inc.	2,200	61,292
Owens-Illinois, Inc.(a)	43,200	908,928
Sealed Air Corp.(a) (b)	2,800	157,276
Temple-Inland, Inc.	3,900	174,915
		1,302,411
Cosmetics & Personal Care — 2.3%
Colgate-Palmolive Co.	270,800	14,853,380
Kimberly-Clark Corp.	201,800	12,037,370
The Procter & Gamble Co.	35,507	2,055,145
		28,945,895
Data Processing & Preparation — 0.1%
Affiliated Computer Services, Inc. Cl. A(a)	1,900	112,442
Automatic Data Processing, Inc.	9,000	413,010
First Data Corp.	12,200	524,722
Fiserv, Inc.(a)	8,300	359,141
IMS Health, Inc.	1,900	47,348
NCR Corp.(a)	5,600	190,064
		1,646,727
Electric Utilities — 3.3%
AES Corp.(a)	100	1,583
Allegheny Energy, Inc.(a)	2,200	69,630
Alliant Energy Corp.	25,200	706,608
Ameren Corp.	1,900	97,356
American Electric Power Co.	47,300	1,754,357
CenterPoint Energy, Inc.(b)	20,200	259,570
Cinergy Corp.	2,700	114,642
CMS Energy Corp.(a) (b)	2,700	39,177
Consolidated Edison, Inc.(b)	4,600	213,118

	Number of Shares	Market Value
Constellation Energy Group, Inc.	30,700	$1,768,320
Dominion Resources, Inc.(b)	3,200	247,040
DTE Energy Co.	1,700	73,423
Duke Energy Corp.(b)	22,600	620,370
Edison International	59,800	2,607,878
Entergy Corp.	146,000	10,022,900
Exelon Corp.(b)	376,800	20,023,152
FirstEnergy Corp.	7,600	372,324
FPL Group, Inc.	9,600	398,976
NiSource, Inc.	4,300	89,698
Northeast Utilities	35,125	691,611
PG&E Corp.	8,900	330,368
Pinnacle West Capital Corp.(b)	6,100	252,235
PPL Corp.	7,000	205,800
Progress Energy, Inc.(b)	4,200	184,464
Public Service Enterprise Group, Inc.	4,400	285,868
Southern Co.	13,700	473,061
Teco Energy, Inc.	1,500	25,770
TXU Corp.	9,200	461,748
		42,391,047
Electrical Equipment & Electronics — 3.0%
Advanced Micro Devices, Inc.(a)	6,600	201,960
Agere Systems, Inc.(a)	52,110	672,219
Analog Devices, Inc.	5,700	204,459
Arrow Electronics, Inc.(a)	30,600	980,118
Avnet, Inc.(a)	32,800	785,232
Broadcom Corp. Cl. A(a)	10,600	499,790
Celestica, Inc.(a)	42,800	451,968
Emerson Electric Co.	7,000	522,900
Flextronics International Ltd.(a) (b)	53,900	562,716
Freescale Semiconductor, Inc. Cl. B(a)	18,341	461,643
General Electric Co.	534,700	18,741,235
Hubbell, Inc. Cl. B	16,500	744,480
Intel Corp.	62,800	1,567,488
Johnson Controls, Inc.	2,900	211,439
Kla-Tencor Corp.(b)	100	4,933
Linear Technology Corp.	100	3,607
LSI Logic Corp.(a) (b)	12,400	99,200
Micron Technology, Inc.(a)	5,900	78,529
Molex, Inc. Cl. A	356,600	8,768,794
National Semiconductor Corp.	15,500	402,690
Novellus Systems, Inc.(a)	1,500	36,180
Nvidia Corp.(a) (b)	11,700	427,752
Rockwell Automation, Inc.	3,000	177,480
Sanmina-SCI Corp.(a)	103,700	441,762

(Continued)

The accompanying notes are an integral part of the financial statements.

37

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Texas Instruments, Inc.	57,400	$1,840,818
Xilinx, Inc.	200	5,042
		38,894,434
Energy — 10.9%
Amerada Hess Corp.	2,100	266,322
Anadarko Petroleum Corp.	1,800	170,550
Apache Corp.	4,900	335,748
BJ Services Co.	7,000	256,690
BP PLC, Sponsored ADR (United Kingdom)	389,300	25,000,846
Burlington Resources, Inc.	5,200	448,240
Chevron Corp.	104,007	5,904,477
ConocoPhillips	321,094	18,681,249
Devon Energy Corp.	16,600	1,038,164
Diamond Offshore Drilling, Inc.(b)	24,600	1,711,176
El Paso Corp.	100	1,216
EOG Resources, Inc.	100	7,337
Exxon Mobil Corp.	835,700	46,941,269
GlobalSantaFe Corp.	28,600	1,377,090
Halliburton Co.	400	24,784
Kerr-McGee Corp.	4,159	377,887
KeySpan Corp.	2,000	71,380
Kinder Morgan, Inc.	1,500	137,925
Marathon Oil Corp.	41,300	2,518,061
Nabors Industries Ltd.(a)	3,400	257,550
Nicor, Inc.(b)	3,400	133,654
Occidental Petroleum Corp.	282,400	22,558,112
Peoples Energy Corp.(b)	500	17,535
Rowan Companies, Inc.	34,100	1,215,324
Schlumberger Ltd.	12,800	1,243,520
Sempra Energy (b)	37,800	1,694,952
Sunoco, Inc.(b)	5,000	391,900
Transocean, Inc.(a)	7,000	487,830
Valero Energy Corp.	23,000	1,186,800
Weatherford International Ltd.(a)	124,300	4,499,660
The Williams Companies, Inc.	9,900	229,383
Xcel Energy, Inc.(b)	26,100	481,806
XTO Energy, Inc.	3,000	131,820
		139,800,257
Entertainment & Leisure — 1.0%
Harrah's Entertainment, Inc.	4,300	306,547
News Corp., Inc. Cl. A	400	6,220
The Walt Disney Co.	546,500	13,099,605
		13,412,372

	Number of Shares	Market Value
Financial Services — 9.1%
American Express Co.	399,500	$20,558,270
Ameriprise Financial, Inc.	3,440	141,040
Archstone-Smith Trust	8,800	368,632
Bear Stearns Companies, Inc.	4,600	531,438
CIT Group, Inc.	5,200	269,256
Citigroup, Inc.	1,026,600	49,820,898
Countrywide Financial Corp.	9,098	311,061
E*TRADE Financial Corp.(a)	5,700	118,902
Federated Investors, Inc. Cl. B	1,300	48,152
Franklin Resources, Inc.	2,400	225,624
The Goldman Sachs Group, Inc.	32,600	4,163,346
Huntington Bancshares, Inc.(b)	53,000	1,258,750
Janus Capital Group, Inc.	3,800	70,794
Lehman Brothers Holdings, Inc.	25,700	3,293,969
MBNA Corp.	18,900	513,324
Merrill Lynch & Co., Inc.	59,200	4,009,616
Morgan Stanley	519,740	29,490,048
PNC Financial Services Group, Inc.	8,100	500,823
Price (T. Rowe) Group, Inc.	2,100	151,263
Public Storage, Inc.(b)	1,200	81,264
The Charles Schwab Corp.	9,600	140,832
		116,067,302
Foods — 2.3%
Archer-Daniels-Midland Co.	89,300	2,202,138
Campbell Soup Co.	3,400	101,218
ConAgra Foods, Inc.(b)	8,700	176,436
General Mills, Inc.	15,900	784,188
Heinz (H. J.) Co.	6,000	202,320
Kellogg Co.	500,100	21,614,322
The Kroger Co.(a)	71,000	1,340,480
McCormick & Co., Inc.	1,800	55,656
Safeway, Inc.(b)	79,900	1,890,434
Sara Lee Corp.	53,800	1,016,820
SuperValu, Inc.	5,300	172,144
Sysco Corp.	100	3,105
Tyson Foods, Inc. Cl. A	4,200	71,820
		29,631,081
Forest Products & Paper — 1.4%
International Paper Co.	300	10,083
MeadWestvaco Corp.	100	2,803
Plum Creek Timber Co., Inc.(b)	2,900	104,545
Weyerhaeuser Co.	265,500	17,613,270
		17,730,701

	Number of Shares	Market Value
Healthcare — 0.7%
Caremark Rx, Inc.(a)	5,300	$274,487
Coventry Health Care, Inc.(a)	1,950	111,072
Express Scripts, Inc.(a)	4,600	385,480
GlaxoSmithKline PLC ADR (United Kingdom)	18,700	943,976
HCA, Inc.(b)	109,400	5,524,700
Health Management Associates, Inc. Cl. A	2,100	46,116
Humana, Inc.(a)	2,300	124,959
Laboratory Corp. of America Holdings(a)(b)	1,800	96,930
Manor Care, Inc.	3,500	139,195
UnitedHealth Group, Inc.	14,900	925,886
		8,572,801
Home Construction, Furnishings & Appliances — 0.1%
Centex Corp.(b)	2,100	150,129
D.R. Horton, Inc.	4,600	164,358
KB Home	1,200	87,192
Lennar Corp. Cl. A (b)	4,500	274,590
Maytag Corp.	1,300	24,466
Pulte Homes, Inc.	3,500	137,760
Whirlpool Corp.(b)	1,500	125,640
		964,135
Household Products — 0.4%
Black & Decker Corp.(b)	1,300	113,048
The Clorox Co.	1,600	91,024
Corning, Inc.(a)	125,250	2,462,415
Newell Rubbermaid, Inc.	65,000	1,545,700
Snap-on, Inc.(b)	800	30,048
The Stanley Works	1,600	76,864
Unilever NV NY Shares (Netherlands)(b)	16,200	1,112,130
		5,431,229
Industrial – Distribution — 0.0%
Grainger (W.W.), Inc.	1,200	85,320
Industrial – Diversified — 2.5%
3M Co.	12,100	937,750
Cooper Industries Ltd. Cl. A	19,400	1,416,200
Danaher Corp.	2,400	133,872
Eaton Corp.	20,200	1,355,218
Illinois Tool Works, Inc.(b)	3,200	281,568
ITT Industries, Inc.	1,500	154,230
SPX Corp.	22,200	1,016,094
Textron, Inc.	21,200	1,631,976
Tyco International Ltd.	847,300	24,453,078
		31,379,986

(Continued)

The accompanying notes are an integral part of the financial statements.

38

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Information Retrieval Services — 0.0%
Yahoo!, Inc.(a)	11,500	$450,570
Insurance — 7.1%
ACE Ltd.	16,200	865,728
Aetna, Inc.	6,200	584,722
AFLAC, Inc.	237,600	11,029,392
Allstate Corp.	374,100	20,227,587
Ambac Financial Group, Inc.	1,000	77,060
American International Group, Inc.	536,600	36,612,218
Aon Corp.	5,100	183,345
Chubb Corp.	18,400	1,796,760
Cigna Corp.	4,000	446,800
Cincinnati Financial Corp.	2,846	127,159
Genworth Financial, Inc. Cl. A	44,000	1,521,520
The Hartford Financial Services Group, Inc.	31,600	2,714,124
Jefferson-Pilot Corp.	3,800	216,334
Lincoln National Corp.	7,200	381,816
Loews Corp.	2,100	199,185
Marsh & McLennan Companies, Inc.	5,000	158,800
MBIA, Inc.(b)	5,600	336,896
Metlife, Inc.	63,400	3,106,600
MGIC Investment Corp.(b)	15,300	1,007,046
PartnerRe Ltd.(b)	6,500	426,855
Principal Financial Group, Inc.	11,700	554,931
Progressive Corp.(b)	3,100	362,018
Prudential Financial, Inc.	30,500	2,232,295
RenaissanceRe Holdings Ltd.	19,800	873,378
Safeco Corp.	2,100	118,650
St. Paul Travelers Companies	55,747	2,490,218
Torchmark Corp.	1,800	100,080
UnumProvident Corp.(b)	10,300	234,325
WellPoint, Inc.(a)	7,300	582,467
XL Capital Ltd. Cl. A	12,700	855,726
		90,424,035
Lodging — 0.0%
Hilton Hotels Corp.	100	2,411
Marriott International, Inc. Cl. A	4,000	267,880
Starwood Hotels & Resorts Worldwide, Inc.	5,100	325,686
		595,977
Machinery & Components — 0.1%
Cummins, Inc.	800	71,784
Dover Corp.	2,100	85,029

	Number of Shares	Market Value
Ingersoll-Rand Co. Cl. A	19,200	$775,104
Parker Hannifin Corp.	1,900	125,324
		1,057,241
Manufacturing — 0.1%
American Standard Companies, Inc.	3,100	123,845
Applied Materials, Inc.	23,400	419,796
Avery Dennison Corp.(b)	1,000	55,270
Millipore Corp.(a) (b)	900	59,436
		658,347
Medical Supplies — 0.2%
Agilent Technologies, Inc.(a)	15,000	499,350
Allergan, Inc.	2,200	237,512
Applera Corp. - Applied Biosystems Group	3,500	92,960
Bausch & Lomb, Inc.	1,800	122,220
Baxter International, Inc.	19,800	745,470
Becton, Dickinson & Co.	4,000	240,320
Boston Scientific Corp.(a)	100	2,449
Fisher Scientific International, Inc.(a)	1,800	111,348
Medtronic, Inc.	12,400	713,868
St. Jude Medical, Inc.(a)	3,800	190,760
Thermo Electron Corp.(a)	2,700	81,351
Waters Corp.(a)	100	3,780
		3,041,388
Metals & Mining — 0.1%
Allegheny Technologies, Inc.	1,600	57,728
Freeport-McMoRan Copper & Gold, Inc. Cl. B (b)	10,000	538,000
Nucor Corp.	9,000	600,480
Phelps Dodge Corp.	2,100	302,127
United States Steel Corp.	100	4,807
		1,503,142
Pharmaceuticals — 6.4%
Abbott Laboratories	32,200	1,269,646
AmerisourceBergen Corp.	8,000	331,200
Amgen, Inc.(a) (b)	21,300	1,679,718
Bristol-Myers Squibb Co.	32,300	742,254
Cardinal Health, Inc.	6,200	426,250
Genzyme Corp.(a)	3,900	276,042
Hospira, Inc.(a)	8,470	362,347
Johnson & Johnson	31,100	1,869,110
King Pharmaceuticals, Inc.(a)	5,700	96,444
McKesson Corp.	11,900	613,921
Medco Health Solutions, Inc.(a)	20,800	1,160,640

	Number of Shares	Market Value
MedImmune, Inc.(a)	2,200	$77,044
Merck & Co., Inc.	715,300	22,753,693
Mylan Laboratories, Inc.	2,000	39,920
Pfizer, Inc.	1,257,090	29,315,339
Schering-Plough Corp.(b)	15,400	321,090
Sigma-Aldrich Corp.	600	37,974
Teva Pharmaceutical Sponsored ADR (Israel)(b)	433,000	18,623,330
Watson Pharmaceutical, Inc.(a)	15,400	500,654
Wyeth	23,200	1,068,824
		81,565,440
Photography Equipment/Supplies — 0.0%
Eastman Kodak Co.(b)	100	2,340
Prepackaged Software — 2.8%
Adobe Systems, Inc.	8,100	299,376
BMC Software, Inc.(a)	4,600	94,254
Citrix Systems, Inc.(a)	17,300	497,894
Computer Associates International, Inc.	7,200	202,968
Compuware Corp.(a)	6,400	57,408
Electronic Arts, Inc.(a)	100	5,231
Intuit, Inc.(a)	5,500	293,150
Microsoft Corp.	512,200	13,394,030
Novell, Inc.(a)	26,500	233,995
Oracle Corp.(a)	58,400	713,064
Siebel Systems, Inc.	8,100	85,698
Symantec Corp.(a)	1,158,868	20,280,190
		36,157,258
Real Estate — 0.1%
Equity Office Properties Trust	6,400	194,112
Equity Residential REIT	4,500	176,040
ProLogis	2,900	135,488
Simon Property Group, Inc. REIT	1,700	130,271
		635,911
Restaurants — 1.0%
Darden Restaurants, Inc.	5,900	229,392
McDonald's Corp.	380,600	12,833,832
Wendy's International, Inc.	100	5,526
Yum! Brands, Inc.	6,700	314,096
		13,382,846
Retail — 2.6%
Bed Bath & Beyond, Inc.(a)	100	3,615
Best Buy Co., Inc.(b)	151,200	6,574,176
Circuit City Stores, Inc.	100	2,259
Costco Wholesale Corp.(b)	11,100	549,117
CVS Corp.	345,200	9,120,184
Dillards, Inc. Cl. A (b)	1,600	39,712

(Continued)

The accompanying notes are an integral part of the financial statements.

39

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value
Dollar General Corp.	12,500	$238,375
Federated Department Stores, Inc.	20,090	1,332,570
The Home Depot, Inc.	21,100	854,128
J.C. Penney Co., Inc.	100	5,560
Lowe's Companies, Inc.	300	19,998
Office Depot, Inc.(a)	61,100	1,918,540
Sears Holdings Corp.(a) (b)	100	11,553
Staples, Inc.	250	5,677
Target Corp.	17,300	950,981
Tiffany & Co.(b)	5,500	210,595
Walgreen Co.	224,300	9,927,518
Wal-Mart Stores, Inc.	41,800	1,956,240
		33,720,798
Retail – Grocery — 0.0%
Albertson's, Inc.(b)	14,300	305,305
Telephone Utilities — 2.5%
AT&T, Inc.	137,504	3,367,473
BellSouth Corp.	53,100	1,439,010
CenturyTel, Inc.	2,200	72,952
Qwest Communications International, Inc.(a) (b)	23,700	133,905
Sprint Nextel Corp.	149,778	3,498,814
Verizon Communications, Inc.	764,700	23,032,764
		31,544,918
Tobacco — 2.4%
Altria Group, Inc.	392,400	29,320,128
Reynolds American, Inc.(b)	3,800	362,254
UST, Inc.(b)	33,400	1,363,722
		31,046,104
Toys, Games — 0.0%
Hasbro, Inc.	2,900	58,522
Transportation — 2.3%
Burlington Northern Santa Fe Corp.	37,100	2,627,422
Carnival Corp.	100	5,347
CSX Corp.	36,600	1,858,182
FedEx Corp.	100	10,339
Norfolk Southern Corp.	56,100	2,514,963
United Parcel Service, Inc. Cl. B	293,200	22,033,980
		29,050,233
Travel — 0.0%
Sabre Holdings Corp.	1,400	33,754
TOTAL EQUITIES (Cost $1,036,629,579)		1,271,655,986

	Principal Amount	Market Value
SHORT-TERM INVESTMENTS — 6.4%
Cash Equivalents(d)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	$1,743,342	$1,743,342
American Beacon Money Market Fund(c)	749,635	749,635
Bank of America 4.230% 01/20/2006	1,830,503	1,830,503
Bank of America 4.270% 01/17/2006	1,341,415	1,341,415
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	3,486,674	3,486,674
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	1,743,336	1,743,336
Barclays 4.313% 01/17/2006	1,789,989	1,789,989
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	1,743,336	1,743,336
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	871,669	871,669
BGI Institutional Money Market Fund(c)	2,789,339	2,789,339
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	871,669	871,669
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	1,743,336	1,743,336
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	1,743,336	1,743,336
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	1,743,336	1,743,336
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	1,041,357	1,041,357
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	3,486,674	3,486,674
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	1,743,336	1,743,336
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	1,743,336	1,743,336

	Principal Amount	Market Value
Fortis Bank Eurodollar Time Deposit 4.350% 01/03/2006	$1,743,336	$1,743,336
Freddie Mac Discount Note 4.234% 01/30/2006	1,399,979	1,399,979
General Electric Capital Corp. 4.274% 01/23/2006	3,466,915	3,466,915
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	1,279,134	1,279,134
Merrimac Cash Fund, Premium Class(c)	278,933	278,933
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	3,486,674	3,486,674
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	5,682,585	5,682,585
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	2,266,337	2,266,337
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	2,789,339	2,789,339
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	871,669	871,669
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	1,743,336	1,743,336
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	1,743,336	1,743,336
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	2,615,005	2,615,005
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.230% 01/03/2006	871,669	871,669
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.300% 01/17/2006	2,440,672	2,440,672
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	1,743,336	1,743,336
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	1,743,336	1,743,336

(Continued)

The accompanying notes are an integral part of the financial statements.

40

MML Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	$1,989,529	$1,989,529
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	2,789,339	2,789,339
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	1,743,336	1,743,336
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	871,669	871,669
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	1,743,336	1,743,336
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	1,464,403	1,464,403
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	3,486,674	3,486,674
		82,459,495
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		82,459,495
TOTAL INVESTMENTS — 105.6% (Cost $1,119,089,074)(e)		1,354,115,481
Other Assets/ (Liabilities) — (5.6%)		(72,301,357)
NET ASSETS — 100.0%		$1,281,814,124

Notes to Portfolio of Investments

ADR - American Depository Receipt

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  Denotes all or a portion of security on loan. (Note 2).

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  See Note 6 for aggregate cost for Federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

41

MML Series Investment Fund II – Financial Statements

Statement of Assets and Liabilities

December 31, 2005

	MML Money Market Fund	MML Managed Bond Fund	MML Blend Fund	MML Equity Fund
Assets:
Investments, at value (Note 2)(a)	$-	$383,846,959	$822,956,923	$1,271,655,986
Short-term investments, at value (Note 2)(b)	110,939,970	58,449,053	204,750,232	82,459,495
Total Investments(c)	110,939,970	442,296,012	1,027,707,155	1,354,115,481
Cash	768	5,820	-	8,508,241
Receivables from:
Investments sold	-	380,182	262,299	494,345
Fund shares sold	90,674	428,660	10,775	27,117
Interest and dividends	7	4,469,432	3,823,389	2,098,674
Foreign taxes withheld	-	-	-	1,225
Total assets	111,031,419	447,580,106	1,031,803,618	1,365,245,083
Liabilities:
Payables for:
Investments purchased	-	4,562,528	249,530	26,834
Open swap contracts, at value (Note 2)	-	44,172	57,782	-
Fund shares repurchased	1,574,626	134,356	379,921	340,497
Variation margin on open futures contracts (Note 2)	-	17,344	8,906	-
Securities on loan (Note 2)	-	39,230,760	87,392,756	82,459,495
Settlement of investments purchased on a when issued basis (Note 2)	-	-	21,699,759	-
Affiliated trustees' fees and expenses (Note 3)	16,640	36,376	108,112	130,730
Affiliates (Note 3):
Investment management fees	46,234	152,913	315,923	425,323
Due to custodian	-	-	28,812	-
Accrued expenses and other liabilities	30,289	25,634	43,713	48,080
Total liabilities	1,667,789	44,204,083	110,285,214	83,430,959
Net assets	$109,363,630	$403,376,023	$921,518,404	$1,281,814,124
Net assets consist of:
Paid-in capital	$109,538,378	$407,791,398	$980,027,609	$1,157,956,377
Undistributed net investment income (distributions in excess of net investment income)	26,416	(195,714)	(211,214)	(110,638)
Accumulated net realized loss on investments and futures contracts	(201,164)	(5,287,627)	(198,926,773)	(111,058,022)
Net unrealized appreciation on investments and futures contracts	-	1,067,966	140,628,782	235,026,407
Net assets	$109,363,630	$403,376,023	$921,518,404	$1,281,814,124
Shares outstanding:	109,477,532	33,189,076	58,328,594	53,529,511
Net asset value, offering price and redemption price per share:	$1.00	$12.15	$15.80	$23.95
(a) Cost of investments:	$-	$382,787,867	$682,310,193	$1,036,629,579
(b) Cost of short-term investments:	$110,939,970	$58,449,053	$204,750,232	$82,459,495
(c) Securities on loan with market value of:	$-	$38,418,943	$84,642,394	$79,520,647

The accompanying notes are an integral part of the financial statements.

42

MML Series Investment Fund II – Financial Statements (Continued)

Statement of Operations

For the Year Ended December 31, 2005

	MML Money Market Fund	MML Managed Bond Fund	MML Blend Fund	MML Equity Fund
Investment income (Note 2):
Dividends(a)	$-	$-	$11,062,683	$29,587,963
Interest	3,639,179	19,092,262	17,694,381	151,654
Securities lending income	-	79,678	84,616	119,199
Total investment income	3,639,179	19,171,940	28,841,680	29,858,816
Expenses (Note 2):
Investment management fees (Note 3)	568,733	1,757,278	3,829,950	5,119,841
Custody fees	13,621	-	128,481	161,371
Trustee reporting	2,843	-	2,843	2,843
Audit and legal fees	26,976	25,345	39,219	44,883
Proxy fees	495	-	885	972
Shareholder reporting fees	2,807	-	23,737	32,687
Trustees' fees (Note 3)	11,394	17,843	93,946	129,486
Total expenses	626,869	1,800,466	4,119,061	5,492,083
Net investment income	3,012,310	17,371,474	24,722,619	24,366,733
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	1,668	114,424	62,458,085	92,699,266
Closed futures contracts	-	20,400	(167,664)	-
Closed swap contracts	-	(15,751)	(3,919)	-
Net realized gain	1,668	119,073	62,286,502	92,699,266
Net change in unrealized appreciation (depreciation) on:
Investments	-	(8,571,933)	(44,173,927)	(77,008,554)
Open futures contracts	-	69,579	4,234	-
Open swap contracts	-	(60,705)	(48,834)	-
Net unrealized loss	-	(8,563,059)	(44,218,527)	(77,008,554)
Net realized and unrealized gain (loss)	1,668	(8,443,986)	18,067,975	15,690,712
Net increase in net assets resulting from operations	$3,013,978	$8,927,488	$42,790,594	$40,057,445
(a) Net of foreign withholding tax of:	$-	$-	$-	$25,399

The accompanying notes are an integral part of the financial statements.

43

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Money Market Fund		MML Managed Bond Fund		MML Blend Fund		MML Equity Fund
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$3,012,310	$984,040	$17,371,474	$16,467,206	$24,722,619	$26,118,868	$24,366,733	$26,798,634
Net realized gain (loss) on investment transactions and futures contracts	1,668	(2,106)	119,073	2,303,471	62,286,502	51,990,125	92,699,266	86,260,739
Net change in unrealized appreciation (depreciation) on investments and futures contracts	-	-	(8,563,059)	(2,146,074)	(44,218,527)	7,485,437	(77,008,554)	84,743,459
Net increase in net assets resulting from operations	3,013,978	981,934	8,927,488	16,624,603	42,790,594	85,594,430	40,057,445	197,802,832
Distributions to shareholders (Note 2):
From net investment income	(3,012,310)	(981,495)	(18,782,477)	(17,870,402)	(25,920,972)	(27,603,935)	(24,339,586)	(26,837,006)
Net fund share transactions (Note 5)	(6,254,891)	(26,005,097)	27,930,099	7,555,800	(125,392,288)	(113,091,847)	(141,818,352)	(101,489,287)
Total increase (decrease) in net assets	(6,253,223)	(26,004,658)	18,075,110	6,310,001	(108,522,666)	(55,101,352)	(126,100,493)	69,476,539
Net assets:
Beginning of year	115,616,853	141,621,511	385,300,913	378,990,912	1,030,041,070	1,085,142,422	1,407,914,617	1,338,438,078
End of year	$109,363,630	$115,616,853	$403,376,023	$385,300,913	$921,518,404	$1,030,041,070	$1,281,814,124	$1,407,914,617
Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of the year	$26,416	$26,416	$(195,714)	$(1,181,964)	$(211,214)	$(390,072)	$(110,638)	$(106,185)

The accompanying notes are an integral part of the financial statements.

44

MML Money Market Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income	0.03	0.01	0.01	0.01	0.04
Net realized and unrealized gain (loss) on investments	0.00 †	(0.00)†	0.00 †	0.00 †	(0.00)†
Total income from investment operations	0.03	0.01	0.01	0.01	0.04
Less distributions to shareholders:
From net investment income	(0.03)	(0.01)	(0.01)	(0.01)	(0.04)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(a)	2.66%	0.79%	0.62%	1.29%	3.66%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$109,364	$115,617	$141,622	$192,252	$203,691
Net expenses to average daily net assets	0.54%	0.53%	0.52%	0.52%	0.50%
Net investment income to average daily net assets	2.61%	0.77%	0.63%	1.27%	3.67%

†  Net realized and unrealized gain (loss) on investments is less than $0.01 per share.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

45

MML Managed Bond Fund - Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)
Net asset value, beginning of year	$12.46	$12.51	$12.49	$12.27	$12.19
Income (loss) from investment operations:
Net investment income	0.56	0.56	0.57	0.67	0.74
Net realized and unrealized gain (loss) on investments	(0.27)	(0.01)	0.11	0.33	0.20
Total income from investment operations	0.29	0.55	0.68	1.00	0.94
Less distributions to shareholders:
From net investment income	(0.60)	(0.60)	(0.66)	(0.70)	(0.86)
From net realized gains	-	-	-	(0.08)	-
Total distributions	(0.60)	(0.60)	(0.66)	(0.78)	(0.86)
Net asset value, end of year	$12.15	$12.46	$12.51	$12.49	$12.27
Total Return(a)	2.34%	4.47%	5.59%	8.40%	7.89%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$403,376	$385,301	$378,991	$386,227	$293,109
Net expenses to average daily net assets	0.46%	0.46%	0.46%	0.47%	0.48%
Net investment income to average daily net assets	4.46%	4.38%	4.56%	5.51%	5.98%
Portfolio turnover rate	76%	102%	77%	41%	53%

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(b)  The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income per share of $0.01, an increase to net realized and unrealized gains and losses per share of $0.01 and a decrease of the ratio of net investment income to average net assets from 6.11% to 5.98%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of the financial statements.

46

MML Blend Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01(b)
Net asset value, beginning of year	$15.51	$14.66	$12.67	$14.76	$19.51
Income (loss) from investment operations:
Net investment income	0.40 ***	0.38	0.34	0.39	0.47
Net realized and unrealized gain (loss) on investments	0.32	0.87	2.01	(2.08)	(1.69)
Total income (loss) from investment operations	0.72	1.25	2.35	(1.69)	(1.22)
Less distributions to shareholders:
From net investment income	(0.43)	(0.40)	(0.36)	(0.40)	(0.56)
From net realized gains	-	-	-	-	(2.97)
Total distributions	(0.43)	(0.40)	(0.36)	(0.40)	(3.53)
Net asset value, end of year	$15.80	$15.51	$14.66	$12.67	$14.76
Total Return(a)	4.66%	8.68%	18.71%	(11.53)%	(5.75)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$921,518	$1,030,041	$1,085,142	$1,048,441	$1,451,123
Net expenses to average daily net assets	0.43%	0.42%	0.42%	0.42%	0.40%
Net investment income to average daily net assets	2.56%	2.51%	2.44%	2.80%	2.85%
Portfolio turnover rate	150%	113%	101%	90%	87%

***  Per share amount calculated on the average share method.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(b)  The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discounts on debt secutities. The effect of this charge for the year ended December 31, 2001 was a decrease to net investment income per share of $0.003, an increase to net realized and unrealized gains and losses of $0.003 and a decrease of the ratio of net investment income to average net assets from 2.87% to 2.85%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of the financial statements.

47

MML Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01
Net asset value, beginning of year	$23.66	$20.82	$16.60	$21.28	$34.30
Income (loss) from investment operations:
Net investment income	0.43 ***	0.46	0.33	0.27	0.35
Net realized and unrealized gain (loss) on investments	0.32	2.84	4.22	(4.41)	(5.23)
Total income (loss) from investment operations	0.75	3.30	4.55	(4.14)	(4.88)
Less distributions to shareholders:
From net investment income	(0.46)	(0.46)	(0.33)	(0.27)	(0.62)
From net realized gains	-	-	-	(0.27)	(7.52)
Total distributions	(0.46)	(0.46)	(0.33)	(0.54)	(8.14)
Net asset value, end of year	$23.95	$23.66	$20.82	$16.60	$21.28
Total Return(a)	3.12%	15.85%	27.49%	(19.55)%	(14.72)%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,281,814	$1,407,915	$1,338,438	$1,155,240	$1,667,665
Net expenses to average daily net assets	0.41%	0.41%	0.41%	0.42%	0.40%
Net investment income to average daily net assets	1.83%	2.01%	1.77%	1.33%	1.22%
Portfolio turnover rate	46%	36%	61%	67%	101%

***  Per share amount calculated on the average share method.

(a)  Total return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods above.

The accompanying notes are an integral part of the financial statements.

48

Notes to Financial Statements

1.  The Fund
   MML Series Investment Fund II ("MML II Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 28, 2005, as amended. The following are four series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Money Market Fund ("Money Market Fund"), MML Managed Bond Fund ("Managed Bond Fund"), MML Blend Fund ("Blend Fund") and MML Equity Fund ("Equity Fund").

The MML II Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML II Trust are not offered to the general public.

After the close of business on April 29, 2005, each of the MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund and MML Equity Fund, each a fund of MML Series Investment Fund II (each a "New Fund"), acquired all of the assets and liabilities of the MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund and MML Equity Fund, each a fund of MML Series Investment Fund (each a "Fund"), respectively, pursuant to agreements and plans of reorganization that were approved by each Fund's respective shareholders on April 18, 2005. Each acquisition was accomplished by a tax-free transfer of all of the assets of each Fund to the corresponding New Fund in exchange for shares of the New Fund and the assumption by the New Fund of all of the liabilities of the Fund.

2.  Significant Accounting Policies
   The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
   Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. For the Managed Bond Fund, Blend Fund and Equity Fund, short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. The Money Market Fund's portfolio securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a per-share net asset value of $1.00. All other securities and other assets, including futures, options, swaps and debt securities for which the prices supplied by a pricing agent are deemed by the Trustees not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, valuation methods approved by the Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for

49

Notes to Financial Statements (Continued)

example, a foreign exchange or market). In such a case, a Fund's value for a security is likely to be different from the last quoted market price or pricing service information. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

Securities Lending
   The Managed Bond Fund, Blend Fund and Equity Fund may lend their securities to qualified brokers; however, securities lending cannot exceed 10% of the total assets of the Managed Bond Fund taken at current value, and 33% of the total assets of the Blend Fund and the Equity Fund taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At December 31, 2005, the Funds loaned securities having the following market values, collateralized by cash, which was invested in short-term instruments in the following amounts:

	Securities on Loan	Collateral
Managed Bond Fund	$38,418,943	$39,230,760
Blend Fund	84,642,394	87,392,756
Equity Fund	79,520,647	82,459,495

For each Fund, the amount of securities on loan indicated in the table above may not correspond with the securities on loan identified on the Portfolio of Investments because securities with pending sales are in process of recall from the brokers. At December 31, 2005, the Funds had no securities on loan with pending sales.

The Trust receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended December 31, 2005, the Trust earned securities lending agent fees as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Managed Bond Fund	$1,035,131	$(955,453)	$79,678
Blend Fund	2,200,504	(2,115,888)	84,616
Equity Fund	3,730,589	(3,611,390)	119,199

Repurchase Agreements
   Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with

50

Notes to Financial Statements (Continued)

transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

Accounting for Investments
   Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax
   It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders
   Dividends from net investment income are declared and paid quarterly for the Managed Bond Fund and Blend Fund and annually for the Equity Fund and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

During the year ended December 31, 2005, the following amounts were reclassified due to differences between book and tax accounting.

	Paid-in Capital	Accumulated Net Realized Gain on Investments	Undistributed Net Investment Income (Loss)
Managed Bond Fund	$(136)	$(2,397,117)	$2,397,253
Blend Fund	(149,430)	(1,227,781)	1,377,211
Equity Fund	(9,745)	41,345	(31,600)

Foreign Currency Translation
   The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

51

Notes to Financial Statements (Continued)

  Forward Foreign Currency Contracts
   Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At December 31, 2005, the Funds had no open forward foreign currency contracts.

  Delayed Delivery Transactions, When Issued Securities, and Forward Commitments
   Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

A summary of open forward commitments for the Blend Fund at December 31, 2005 is as follows:

Forward Commitment Contracts to Buy	Expiration of Contracts	Aggregate Face Value of Contracts	Cost	Market Value	Unrealized Appreciation

Blend Fund

FNMA TBA 5.5% 01/01/2021	January-06	$6,500,000	$6,522,344	$6,538,086	$15,742
FNMA TBA 5.0% 01/01/2036	January-06	7,000,000	6,729,844	6,780,157	50,313
FNMA TBA 5.5% 01/01/2036	January-06	8,540,000	8,405,644	8,455,934	50,290
					$116,345

52

Notes to Financial Statements (Continued)

Financial Futures Contracts
   The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

A summary of open futures contracts for the Managed Bond Fund and the Blend Fund at December 31, 2005, is as follows:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation/ (Depreciation)
Managed Bond Fund
BUYS 525	90 Day Euro	12/19/06	$124,956,563	$(466,989)
20	U.S. Treasury Note 5 year	03/14/06	2,126,875	6,563
80	U.S. Treasury Note 5 year	03/14/06	8,507,500	24,548
270	U.S. Treasury Note 5 year	03/14/06	28,712,813	140,108
				$(295,770)
SELLS 525	90 Day Euro	06/13/07	$125,035,313	$365,349
				$365,349
Blend Fund
BUYS 350	90 Day Euro	12/19/06	$83,304,375	$(311,326)
190	U.S. Treasury Note 5 year	03/14/06	20,205,313	98,594
				$(212,732)
SELLS 350	90 Day Euro	06/13/07	$83,356,875	$243,566
				$243,566

Swaps
   The Funds may engage in swap transactions, including, but not limited to, interest rate, currency, credit default, indices, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on swaps (collectively defined as "swap transactions").

Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuation, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified

53

Notes to Financial Statements (Continued)

notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The Funds will maintain cash or liquid assets in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligation under the agreement.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

54

Notes to Financial Statements (Continued)

A summary of open swap agreements for the Managed Bond Fund and the Blend Fund at December 31, 2005, is as follows:

Managed Bond Fund

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)

Credit Default Swaps

$2,000,000	USD	12/20/2010	Agreement with Barclays Bank, dated 9/21/05 to pay 0.85% times the notional amount. The Fund receives payment only upon the default of an entity within the Dow Jones CDX.NA.HVol.5 Index.	$(3,341)

4,000,000	USD	12/20/2010	Agreement with Goldman Sachs, dated 10/07/05 to pay 0.85% times the notional amount. The Fund receives payment only upon the default of an entity within the Dow Jones CDX.NA.HVol.5 Index.	(12,941)

1,000,000	USD	12/20/2009	Agreement with Barclays Bank, dated 12/14/05 to pay 0.55% times the notional amount. The Fund receives payment only upon a default of Cox Communications, Inc. Bond, 4.625% due 1/15/2010.	(1,684)

4,000,000	USD	12/20/2010	Agreement with Barclays Bank, dated 10/27/05 to pay 0.85% times the notional amount. The Fund receives payment only upon the default of an entity within the Dow Jones CDX.NA.HVol.5 Index.	(19,445)

Interest Rate Swaps

14,100,000	USD	12/14/2009	Agreement with Bank of America, dated 12/08/05 to pay the notional amount multiplied by 4.498% and to receive the notional amount multiplied by the 3 Month Floating Rate Libor.	$244,695

25,780,000	USD	12/12/2012	Agreement with Bank of America, dated 12/08/05 to receive the notional amount multiplied by 4.764% and to pay the notional amount multiplied by the 3 Month Floating Rate Libor.	(199,912)

31,620,000	USD	12/12/2025	Agreement with Bank of America, dated 12/08/05 to pay the notional amount multiplied by 5.214% and to receive the notional amount multiplied by the 3 Month Floating Rate Libor.	(627,387)

55

Notes to Financial Statements (Continued)

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)

Interest Rate Swaps

$19,040,000	USD	12/12/2035	Agreement with Bank of America, dated 12/8/05 to receive the notional amount multiplied by 5.267% and to pay the notional amount multiplied by the 3 Month Floating Rate Libor.	$559,310

$(60,705)

Blend Fund

Credit Default Swaps

1,400,000	USD	12/20/2010	Agreement with Barclays Bank, dated 9/21/05 to pay 0.85% times the notional amount. The Fund receives payment only upon the default of an entity within the Dow Jones CDX.NA.HVol.5 Index.	(2,339)

2,750,000	USD	12/20/2010	Agreement with Goldman Sachs, dated 10/07/05 to pay 0.85% times the notional amount. The Fund receives payment only upon the default of an entity within the Dow Jones CDX.NA.HVol5 Index.	(8,897)

700,000	USD	12/20/2009	Agreement with Barclays Bank, dated 12/14/05 to pay 0.55% times the notional amount. The Fund receives payment only upon a default of Cox Communications, Inc. Bond, 4.625% due 1/15/2010.	(1,179)

2,700,000	USD	12/20/2010	Agreement with Barclays Bank, dated 10/27/05 to pay 0.85% times the notional amount. The Fund receives payment only upon the default of an entity within the Dow Jones CDX.NA.HVol.5 Index.	(13,125)

Interest Rate Swaps

14,100,000	USD	12/14/2009	Agreement with Bank of America, dated 12/08/05 to pay the notional amount multiplied by 4.498% and to receive the notional amount multiplied by the 3 Month Floating Rate Libor.	244,695

25,780,000	USD	12/12/2012	Agreement with Bank of America, dated 12/08/05 to receive the notional amount multiplied by 4.764% and to pay the notional amount multiplied by the 3 Month Floating Rate Libor.	(199,912)

31,620,000	USD	12/12/2025	Agreement with Bank of America, dated 12/08/05 to pay the notional amount multiplied by 5.214% and to receive the notional amount multiplied by the 3 Month Floating Rate Libor.	(627,387)

56

Notes to Financial Statements (Continued)

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)

Interest Rate Swaps

$19,040,000	USD	12/12/2035	Agreement with Bank of America, dated 12/8/05 to receive the notional amount multiplied by 5.267% and to pay the notional amount multiplied by the 3 Month Floating Rate Libor.	$559,310

$(48,834)

Foreign Securities
   The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

3.  Management Fees and Other Transactions

Investment Management Fees
   Under agreements between the Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees quarterly from each Fund at the annual rate of 0.50% of the first $100,000,000, 0.45% of the next $200,000,000, 0.40% of the next $200,000,000 and 0.35% of any excess over $500,000,000 of the average daily net asset value of each Fund.

MassMutual has entered into investment sub-advisory agreements with Babson Capital Management LLC ("Babson Capital"), pursuant to which Babson Capital serves as each Fund's sub-adviser providing day-to-day management of the Fund's investments. Babson Capital is a wholly-owned subsidiary of MassMutual Holding LLC, which is a controlled subsidiary of MassMutual. Babson Capital receives a fee from MassMutual equal to an annual rate of 0.13% of the average daily net asset value of the portion of the assets of the Equity Fund that Babson Capital manages, 0.13% of the average daily net assets of the Equity Segment of the Blend Fund, 0.09% of the average daily net assets of the Money Market and Bond Segments of the Blend Fund, 0.05% of the average daily net assets of the Money Market Fund and 0.10% of the average daily net assets of the Managed Bond Fund.

MassMutual has also entered into an investment sub-advisory agreement with Alliance Capital Management L.P. ("Alliance Capital"). Alliance Capital is a limited partnership, the majority ownership interests in which are held by its affiliates: Alliance Capital Management Holding L.P., a publicly traded partnership; and AXA Financial, Inc. ("AXA Financial") together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. The sub-advisory agreement with Alliance Capital provides that Alliance Capital manage a portion of the investment and reinvestment of the assets of the Equity Fund. MassMutual pays a sub-advisory fee to Alliance Capital based upon the aggregate net assets under management which include (1) the average daily net asset value of the portion of the assets of the Equity Fund that Alliance Capital manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which Alliance Capital provides sub-advisory services and which have substantially the same investment objectives, policies and investment strategies.

57

Notes to Financial Statements (Continued)

Expense Waivers
  MassMutual has agreed, at least through April 30, 2006, to bear the expenses of each Fund to the extent that the aggregate expenses (excluding each Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.11% of the average daily net asset value of each Fund for such year.

Other
   Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of each trustee who is not an officer of MassMutual is borne by the Funds.

4.  Purchases and Sales of Investments
   Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2005, were as follows:

		Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases	Managed Bond Fund	$252,427,495	$50,201,288
	Blend Fund	341,513,021	924,641,192
	Equity Fund	-	605,545,423
Sales	Managed Bond Fund	$195,669,896	$89,842,569
	Blend Fund	302,102,233	1,103,562,506
	Equity Fund	-	750,693,085

5.  Capital Share Transactions
   The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	Amount	Shares	Amount
Money Market Fund
Sold	81,162,373	$81,076,864	71,129,709	$71,054,507
Issued as reinvestment of dividends	3,167,166	3,163,827	887,723	887,133
Redeemed	(90,590,989)	(90,495,582)	(98,050,412)	(97,946,737)
Net decrease	(6,261,450)	$(6,254,891)	(26,032,980)	$(26,005,097)
Managed Bond Fund
Sold	6,247,558	$77,309,804	5,011,724	$62,646,073
Issued as reinvestment of dividends	1,531,328	18,782,477	1,433,549	17,870,402
Redeemed	(5,501,532)	(68,162,182)	(5,825,234)	(72,960,675)
Net increase	2,277,354	$27,930,099	620,039	$7,555,800
Blend Fund
Sold	1,005,906	$15,600,693	1,875,417	$27,896,784
Issued as reinvestment of dividends	1,667,894	25,920,972	1,834,465	27,603,936
Redeemed	(10,746,586)	(166,913,953)	(11,332,892)	(168,592,567)
Net decrease	(8,072,786)	$(125,392,288)	(7,623,010)	$(113,091,847)
Equity Fund
Sold	1,919,993	$45,506,872	2,161,283	$46,694,417
Issued as reinvestment of dividends	1,010,393	24,339,586	1,132,862	26,837,006
Redeemed	(8,895,945)	(211,664,810)	(8,073,229)	(175,020,710)
Net decrease	(5,965,559)	$(141,818,352)	(4,779,084)	$(101,489,287)

58

Notes to Financial Statements (Continued)

6.  Federal Income Tax Information
   At December 31, 2005, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation
Managed Bond Fund	$443,583,287	$4,193,429	$(5,480,704)	$(1,287,275)
Blend Fund	900,523,863	134,175,159	(6,991,867)	127,183,292
Equity Fund	1,134,875,149	249,440,993	(30,200,661)	219,240,332

Note: The aggregate cost for investments for the Money Market Fund as of December 31, 2005, is the same for financial reporting and Federal income tax purposes.

At December 31, 2005, the following Funds had available, for Federal income tax purposes, unused capital losses:

	Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013
Money Market Fund	$200,546	$-	$-	$618	$-
Managed Bond Fund	-	1,214,149	-	-	1,514,498
Blend Fund	44,540,837	96,826,930	44,174,039	-	-
Equity Fund	-	1,342,161	93,924,996	-	-

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Certain differences exist from the amounts reflected in the Statement of Changes in Net Assets primarily due to the character of short-term capital gains treated as ordinary income for tax purposes. The tax character of distributions paid during the year ended December 31, 2005 was as follows:

	Ordinary Income	Long Term Capital Gain	Short Term Capital Gain	Return of Capital
Money Market Fund	$3,012,310	$-	$-	$-
Managed Bond Fund	18,782,477	-	-	-
Blend Fund	25,920,972	-	-	-
Equity Fund	24,339,586	-	-	-

The tax character of distributions paid during the year ended December 31, 2004 was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Money Market Fund	$981,495	$-	$-
Managed Bond Fund	17,870,402	-	-
Blend Fund	27,603,935	-	-
Equity Fund	26,837,006	-	-

59

Notes to Financial Statements (Continued)

At December 31, 2005, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryover	Other Temporary Differences	Unrealized Appreciation*
Money Market Fund	$40,332	$(201,164)	$(13,916)	$-
Managed Bond Fund	32,689	(2,728,647)	(371,437)	(1,347,980)
Blend Fund	-	(185,541,806)	(101,909)	127,134,510
Equity Fund	7,025	(95,267,157)	(122,453)	219,240,332

*  Includes unrealized appreciation (depreciation) on investments, derivatives and foreign currency denominated assets and liabilities if any.

The following Funds have elected to defer to January 1, 2006 post-October losses:

Amount
Managed Bond Fund	$337,539

7.  Proxy Voting (Unaudited)
   A description of the policies and procedures that each Fund's investment adviser and sub-advisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

8.  Quarterly Reporting (Unaudited)
   The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

9.  Special Meeting of Shareholders (Unaudited)
   A Special Meeting of Shareholders of Money Market Fund, Managed Bond Fund, Blend Fund and Equity Fund (each a "Fund"), each a series of MML Series Investment Fund (the "Trust") was held on April 18, 2005. Notice of the meeting, and a Proxy Statement, were distributed on or about March 17, 2005 to shareholders of record as of February 18, 2005. The results of the vote on the matters submitted to shareholders at the Special Meeting are as follows:

Proposal 1: To approve the reorganization of each Fund from a separate series of the Trust, a Massachusetts business trust, into a separate, corresponding series of MML Series Investment Fund II,

60

Notes to Financial Statements (Continued)

a newly organized Massachusetts business trust, pursuant to an Agreement and Plan of Reorganization of the Fund.

	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
Money Market Fund	901,323.777	646,675.448	71.526	129,430.324	14.315	125,218.005	13.850
Managed Bond Fund	11,337,884.930	9,661,145.874	84.878	662,576.314	5.821	1,014,162.742	8.910
Blend Fund	18,520,317.670	14,404,981.810	77.777	2,173,857.615	11.737	1,941,478.245	10.482
Equity Fund	22,010,054.727	18,571,396.831	84.37	1,707,609.417	7.758	1,731,048.479	7.864

Proposal 2A: To approve an amendment to each Fund's fundamental investment restrictions with respect to diversification of investments.

	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
Money Market Fund	901,323.777	657,101.956	72.679	132,320.115	14.635	111,901.706	12.377
Managed Bond Fund	11,337,884.930	10,027,107.788	88.093	502,024.223	4.41	808,752.919	7.105
Blend Fund	18,520,317.670	15,115,017.626	81.610	1,774,685.423	9.582	1,630,614.621	8.804
Equity Fund	22,010,054.727	18,889,646.656	85.823	1,627,079.883	7.392	1,493,328.188	6.784

Proposal 2B: To approve the elimination of each Fund's fundamental investment restrictions with respect to purchasing securities on margin.

	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
Money Market Fund	901,323.777	513,308.322	56.775	240,628.553	26.614	147,386.902	16.302
Managed Bond Fund	11,337,884.930	8,550,225.215	75.118	1,701,130.309	14.946	1,086,529.406	9.545
Blend Fund	18,520,317.670	12,892,286.229	69.609	3,804,342.883	20.541	1,823,688.558	9.846
Equity Fund	22,010,054.727	16,246,565.095	73.814	4,125,208.946	18.743	1,638,280.686	7.442

61

Notes to Financial Statements (Continued)

Proposal 2C: To approve an amendment to each Fund's fundamental investment restriction with respect to investments in commodities and commodity contracts.

	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
Money Market Fund	901,323.777	564,938.915	62.485	222,668.385	24.629	113,716.477	12.577
Managed Bond Fund	11,337,884.930	9,245,143.144	81.224	1,121,493.424	9.852	971,248.362	8.533
Blend Fund	18,520,317.670	13,747,234.967	74.225	3,015,548.013	16.282	1,757,534.690	9.489
Equity Fund	22,010,054.727	17,434,563.347	79.212	2,792,400.308	12.687	1,783,091.072	8.100

Proposal 2D: To approve the elimination of each Fund's fundamental investment restrictions with respect to purchasing securities of companies less than three years old.

	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
Money Market Fund	901,323.777	518,784.443	57.380	258,763.300	28.621	123,776.034	13.690
Managed Bond Fund	11,337,884.930	8,669,930.089	76.170	1,660,866.384	14.592	1,007,088.457	8.847
Blend Fund	18,520,317.670	13,070,474.558	70.571	3,597,162.471	19.422	1,852,680.641	10.003
Equity Fund	22,010,054.727	16,736,898.28	76.042	3,569,289.581	16.217	1,730,866.866	7.740

Proposal 2E: To approve an amendment to each Fund's fundamental investment restrictions with respect to investments in real estate.

	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
Money Market Fund	901,323.777	693,113.214	76.662	96,252.587	10.646	111,957.976	12.383
Managed Bond Fund	11,337,884.930	9,841,864.606	86.466	630,164.049	5.536	865,856.275	7.607
Blend Fund	18,520,317.670	15,066,057.681	81.346	1,783,292.733	9.628	1,670,967.256	9.022
Equity Fund	22,010,054.727	18,900,160.075	85.870	1,599,075.467	7.266	1,510,819.185	6.863

62

Notes to Financial Statements (Continued)

Proposal 2H: To approve an amendment to each Fund's fundamental investment restriction with respect to making loans.

	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
Money Market Fund	901,323.777	560,133.804	61.954	216,598.423	23.957	124,591.550	13.780
Managed Bond Fund	11,337,884.930	9,147,637.436	80.367	1,316,343.877	11.565	873,903.617	7.677
Blend Fund	18,520,317.670	13,545,635.196	73.137	3,099,586.512	16.735	1,875,095.962	10.124
Equity Fund	22,010,054.727	16,907,436.475	76.817	3,473,561.090	15.781	1,692,057.162	7.401

Proposal 2I: To approve an amendment to each Fund's fundamental investment restrictions with respect to borrowing money and issuing senior securities.

	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
Money Market Fund	901,323.777	576,522.603	63.767	211,839.053	23.430	112,962.121	12.494
Managed Bond Fund	11,337,884.930	8,760,331.066	76.964	1,476,857.656	12.975	1,100,696.208	9.670
Blend Fund	18,520,317.670	12,824,226.234	69.242	3,795,181.070	20.491	1,900,910.366	10.263
Equity Fund	22,010,054.727	16,457,914.078	74.774	3,688,254.063	16.758	1,863,886.586	8.467

Proposal 2J: To approve the elimination of each Fund's fundamental investment restrictions with respect to pledging, mortgaging or hypothecating fund assets.

	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
Money Market Fund	901,323.777	545,464.059	60.331	238,101.532	26.336	117,758.186	13.024
Managed Bond Fund	11,337,884.930	8,669,346.857	76.428	1,589,966.710	13.969	1,048,571.363	9.212
Blend Fund	18,520,317.670	12,478,243.871	67.374	4,077,887.663	22.017	1,964,186.136	10.605
Equity Fund	22,010,054.727	16,054,121.315	72.940	4,047,160.075	18.388	1,908,773.337	8.671

63

Notes to Financial Statements (Continued)

Proposal 2M: To approve the elimination of each Fund's fundamental investment restrictions with respect to short sales.

	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
Money Market Fund	901,323.777	540,605.060	59.794	244,721.747	27.067	115,996.970	12.830
Managed Bond Fund	11,337,884.930	8,617,515.613	75.709	1,512,417.233	13.288	1,207,952.084	10.612
Blend Fund	18,520,317.670	12,980,807.247	70.087	3,636,938.079	19.637	1,902,572.344	10.272
Equity Fund	22,010,054.727	16,327,648.667	74.183	3,860,033.063	17.536	1,822,372.997	8.280

Proposal 2O: To approve the elimination of each Fund's fundamental investment restrictions with respect to making loans to any officer, trustee or director or employee of the Trust or Massachusetts Mutual Life Insurance Company ("MassMutual" or in its capacity as the investment manager of each Fund, the "Adviser"), or to MassMutual.

	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
Money Market Fund	901,323.777	441,900.089	48.877	344,645.591	38.119	114,778.097	12.695
Managed Bond Fund	11,337,884.930	7,845,845.100	68.930	2,468,368.046	21.686	1,023,671.784	8.993
Blend Fund	18,520,317.670	11,548,322.667	62.353	5,222,972.104	28.200	1,749,022.899	9.443
Equity Fund	22,010,054.727	14,411,204.201	65.475	6,096,528.940	27.699	1,502,321.586	6.825

Proposal 2P: To approve the elimination of each Fund's fundamental investment restrictions with respect to purchasing or holding the securities of any company, if securities of such company are owned by officers or directors or trustees of MassMutual or the Trust.

	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
Money Market Fund	901,323.777	498,500.560	55.137	283,484.017	31.355	119,339.200	13.199
Managed Bond Fund	11,337,884.930	8,179,335.575	71.860	2,096,394.958	18.418	1,062,154.397	9.331
Blend Fund	18,520,317.670	12,086,018.482	65.256	4,641,211.646	25.059	1,793,087.542	9.681
Equity Fund	22,010,054.727	15,528,322.580	70.551	4,750,126.266	21.582	1,731,605.881	7.866

64

Notes to Financial Statements (Continued)

Proposal 2Q: To approve the elimination of each Fund's fundamental investment restrictions with respect to writing, purchasing or selling puts, call or combination thereof.

	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
Money Market Fund	901,323.777	525,960.841	58.174	245,555.023	27.160	129,807.913	14.357
Managed Bond Fund	11,337,884.930	8,641,721.261	75.922	1,450,982.456	12.748	1,245,181.213	10.939
Blend Fund	18,520,317.670	12,844,853.447	69.353	3,470,290.630	18.737	2,205,173.593	11.906
Equity Fund	22,010,054.727	16,365,972.078	74.357	3,562,565.158	16.186	2,081,517.491	9.456

Proposal 2R: To approve the elimination of each Fund's fundamental investment restrictions with respect to investing in securities of other investment companies.

	Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
Money Market Fund	901,323.777	560,791.300	62.027	225,000.692	24.886	115,531.785	12.778
Managed Bond Fund	11,337,884.930	9,458,694.542	83.100	917,947.581	8.064	961,242.807	8.445
Blend Fund	18,520,317.670	14,073,848.910	75.989	2,601,924.216	14.048	1,844,544.544	9.959
Equity Fund	22,010,054.727	17,863,641.315	81.161	2,356,764.854	10.708	1,78,648.558	8.130

10.  Subsequent Event
(Unaudited)
   Effective January 27, 2006, OppenheimerFunds, Inc. ("OFI") replaced Babson Capital as the Co-
Sub-Adviser to the Equity Fund pursuant to an Interim Investment Sub-Advisory Agreement that was approved by the Fund's Board of Trustees. A final Investment Sub-Advisory Agreement will need to be approved by the Board of Trustees, and shareholders of the Fund if necessary, within 150 days after January 27th.

65

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of MML Series Investment Fund II

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MML Series Investment Fund II ("MML II Trust"), comprised of the Money Market Fund, the Managed Bond Fund, the Blend Fund, and the Equity Fund (collectively the "Funds"), as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. The financial statements and financial highlights are the responsibility of the MML II Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The MML II Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the MML II Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of each of the Funds constituting the MML II Trust as of December 31, 2005, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 22, 2006

66

Trustees and Officers (Unaudited)

The following table lists the Trust's trustees and officers as of December 31, 2005; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing.

Disinterested Trustees	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	Nabil N. El-Hage Age: 47	Chairman and Trustee of the Trust	Since 2005	Professor of Management Practice (since 2005), Senior Lecturer, Finance (2003-2005), Harvard Business School.	30	Chairman (since 1995) and CEO (1995-2003), Jeepers! Inc. (indoor amusement centers); Trustee (since 2003) MassMutual Premier Funds (open-end investment company).

	Ronald J. Abdow Age: 74	Trustee of the Trust	Since 2005	Chairman, Abdow Corporation (operator of restaurants).	30	Trustee, Abdow G&R Trust and Abdow G&R Co. (owners and operators of restaurant properties); Partner, Abdow Partnership, Abdow Auburn Associates and Abdow Hazard Associates (owners and operators of restaurant properties); Chairman, Western Mass Development Corp.; Chairman, American International College; Trustee (since 2002), Board IV Oppenheimer Funds (investment company); Trustee (since 2004) MassMutual Premier Funds (open-end investment company).

	Maria D. Furman Age: 51	Trustee of the Trust	Since 2005	Managing Director, Director and Portfolio Manager (1976-2002), Standish, Ayer and Wood (investment management).	30	Trustee (since 2004) MassMutual Premier Funds (open-end investment company).

67

Trustees and Officers (Unaudited) (Continued)

	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	C. Ann Merrifield Age: 54	Trustee of the Trust	Since 2005	President, Biosurgery (since 2003), Executive Vice President, Biosurgery (2001-2003), President, Genetics (1997-2001), Genzyme Corporation.	30	Director (since 1997), Playtex Products, Inc.; Trustee (since 2004) MassMutual Premier Funds (open-end investment company).

	Corine T. Norgaard Age: 68	Trustee of the Trust	Since 2005	President (since 2004), Thompson Enterprises (real estate investment); Dean (1996-2004), Barney School of Business at the University of Hartford.	32	Director (since 1992), ING Variable Funds (formerly Aetna Variable Fund); Director (since 1993), ING Series Fund, Inc. (formerly Aetna Series Fund); Director (since 1997) Frontier Trust Company, FSB (formerly, Advest Bank & Trust Co. and Advest Trust Co.); Trustee (since 1997), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Trustee (since 2004) MassMutual Premier Funds (open-end investment company).

Interested Trustees

	Kevin M. McClintock Age: 44	Vice Chairman, Trustee, and President of the Trust	Trustee since 2005 President since 2005	Managing Director and Member of the Board of Managers (since 1999), Babson Capital Management LLC; Managing Director (1999-2004), S.I. International Assets (formerly known as Babson-Stewart Ivory International).	30	Trustee (since 1999) MassMutual Premier Funds (open-end investment company).

68

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees	Name, Address*, and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
	Kristin Bushard Age: 39	Vice President of the Trust	Since 2005	Assistant Vice President (since 2005), Managing Director (2003-2005), MassMutual; Assistant Vice President (2000-2003), Allmerica Asset Management.	61

	Frederick C. Castellani Age: 59	Vice President of the Trust	Since 2005	Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual.	47

	Michael A. Chong Age: 48	Vice President and Chief Compliance Officer of the Trust	Since 2005	Vice President, Compliance (since 2004), Vice President and Associate General Counsel (1999-2004), MassMutual.	61

	James S. Collins Age: 47	Chief Financial Officer and Treasurer of Trust	Since 2005	Vice President (since 1999), MassMutual.	61

	David W. O'Leary Age: 45	Vice President of the Trust	Since 2001	Senior Vice President (since 2001), MassMutual; Senior Vice President (1999-2001), Vice President (1996-1999), Aetna Financial Services.	14

	Ian W. Sheridan Age: 40	Vice President of the Trust	Since 2005	Vice President (since 2003), MassMutual; Vice President of Marketing and Business Development (1999-2003), Automatic Data Processing (ADP).	61

*  The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**  Each Trustee of the Trust serves for an indefinite term, until his or her successor is elected.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2005 qualified for the dividends received deduction, as follows:

Blend Fund	38.67%
Equity Fund	100%

69

Other Information

Fund Expenses December 31, 2005 (Unaudited)

Expense Examples	The following information is in regards to expenses for the six month period ended December 31, 2005:

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested for the six month period ended December 31, 2005.

Actual Expenses	The first line of each table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes	The second line of each table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

70

Other Information (Continued)

The Funds incur ongoing operating expenses during the normal course of business, such as management fees and other expenses. The following tables, assuming a $1,000 investment in a class of shares, disclose the ending account value and operating expenses incurred for the six months ended December 31, 2005, based on, (1) the Fund's actual return and actual expenses, and (2) a hypothetical annualized 5% return and the Fund's actual expenses:

Money Market Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,015.70	$2.79
2) Hypothetical	1,000.00	1,022.48	2.80

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.55%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Managed Bond Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$999.90	$2.32
2) Hypothetical	1,000.00	1,022.89	2.35

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.46%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Blend Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,039.50	$2.21
2) Hypothetical	1,000.00	1,023.04	2.19

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.43%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

Equity Fund

	Beginning Value	Ending Value	Operating Expense Incurred*
1) Actual	$1,000.00	$1,040.40	$2.11
2) Hypothetical	1,000.00	1,023.14	2.09

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.41%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

71

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© 2006 Massachusetts Mutual Life Insurance Company. All rights reserved.

MassMutual Financial Group is a marketing designation (or fleet name) for
Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliates.

L4540_IIa 306

MML Series Investment Fund II

Annual Report
for the year ended
December 31, 2005

MML Small Cap Equity Fund

INVEST

INSURE

RETIRE

Letter to Shareholders	1

Portfolio Manager Report	3

Portfolio of Investments	6

Statement of Assets and Liabilities	8

Statement of Operations	9

Statement of Changes in Net Assets	10

Financial Highlights	11

Notes to Financial Statements	12

Report of Independent Registered Public Accounting Firm	20

Trustees and Officers (Unaudited)	21

Federal Tax Information (Unaudited)	23

Other Information (Unaudited)	24

This material must be preceded or accompanied by a current prospectus for the MML Series Investment Fund II. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

To Our Shareholders

Kevin McClintock

The beginning of the new year is an ideal time to assess your long-term financial goals with your financial representative and make sure you are positioned appropriately for the future. For 2006, there are both optimistic and cautionary factors on the horizon. MassMutual stands by its conviction that most investors are best served by attention to proper asset allocation and an investment strategy that concentrates on the long-term rather than focusing on the market's short-term movements.

MML Series Investment Fund II – Letter to Shareholders

A look back at an eventful year

The 12-month period ended December 31, 2005, was not without drama, as the human tragedy from December 2004's Indian Ocean tsunami spilled over into the new year. Elsewhere, October's devastating Pakistan earthquake and Hurricane Wilma (which followed Hurricanes Katrina and Rita), made investors more mindful than ever of the power of nature and the impact of current events on the markets.

On the economic front, the first three months of 2005 saw the broader U.S. stock averages struggle unsuccessfully against the headwinds of widespread expectations for slower economic growth, reduced corporate profits and rising inflation – especially in the form of resurgent crude oil prices. Foreign stocks substantially outperformed their U.S. counterparts in this environment, but bond prices struggled.

In the second quarter, U.S. stocks traded indecisively, as moderately positive news on the economy and corporate earnings was tempered by high crude oil prices, rising short-term interest rates and concerns about slowing economic growth. A strong U.S. dollar hampered foreign stocks. In the bond market, Treasuries outperformed other fixed-income asset classes.

Broad-based U.S. stock indexes advanced in the third quarter, as favorable second quarter earnings boosted the market in July. In the bond market, longer-maturity yields rose in July on better-than-expected economic performance, then backed off as soaring crude oil prices once again raised fears of a slowing economy. The Lehman Brothers® Aggregate Bond Index, a broad measure of the U.S. investment-grade fixed-income markets, closed the quarter with a return of -0.67%.*

Stocks made upward progress in the fourth quarter, boosting many broad-based stock indexes into positive territory for full-year 2005. The U.S. economy grew at a pace of 4.1% in the third quarter, lower than initial estimates, but still pleasantly surprising many observers. For the full year, the Dow Jones Industrial AverageSM (The Dow), a barometer of blue-chip activity, returned -0.61%, after losing ground in the final week of December. The technology-focused Nasdaq Composite® Index gained 1.37% for the 12-month period, trailing the S&P 500® Index, a measure of U.S. large-cap stock performance, which posted a 4.91% advance for the same period. The clear winner for the year, however, was the MSCI® EAFE® Index, a benchmark for foreign stocks that delivered an impressive 13.54% return.*

In the bond market during the fourth quarter, the yield curve continued to flatten – indicating a reduction in the disparity in yields between shorter- and longer-term fixed income investments – due to persistent upward pressure on short-term yields by the Federal Reserve's (Fed's) credit-tightening and the relatively flat movement of longer-term yields. For the full year, the Lehman Brothers Aggregate Bond Index advanced 2.43%.*

The Major Stories of 2005

Among the events affecting the financial markets during 2005, the sharp rise in energy prices qualifies as one of the most important. Crude oil prices, which began the year near the $40-per-barrel level, ended December around $60 a barrel, following a brief excursion north of $70 at the end of August. In pure percentage terms, the advance in natural gas was even greater. Despite this, many Americans

*  Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

(Continued)

1

MML Series Investment Fund II – Letter to Shareholders (Continued)

felt the energy squeeze most acutely in the rising cost of unleaded gasoline – whose average per-gallon price increased during the year from around $1.75 to $2.20. Fears that higher energy costs might hamper consumer spending turned out to be unfounded, however. From the Friday after Thanksgiving through December 24, U.S. consumers spent 8.7% more in 2005 than in the previous year.

Rising short-term interest rates were another important trend in 2005. The Fed boosted the federal funds rate by 0.25% a total of eight times during the year – for a total of 2.0%. Rising interest rates mean higher costs for various types of consumer and business loans. One area of particular concern is home mortgages, along with home equity loans and lines of credit, which have helped finance a significant portion of consumer spending during the past few years. Many experts are concerned about what will happen to consumer spending if housing prices decelerate significantly. Indeed, two news items spoke to real estate's immediate prospects near the end of December, when the Mortgage Bankers Association reported that U.S. mortgage applications fell to more than a three-and-a-half-year low – while the National Association of Realtors reported that inventories of existing homes for sale rose to their highest level in more than 19 years.

Outlook

As we proceed into 2006, the positive factors include an economy that continues to grow more than expected, rebounding consumer confidence, muted inflation and interest rates that are still low by historical standards. Add in currently strong corporate balance sheets, forecasts for double-digit earnings growth in 2006 and moderate valuations, and it's possible to see why many investors may be bullish. Conversely, cautionary factors include the possibility that consumer spending will weaken as home refinancing opportunities dry up, a historically challenging phase of the four-year presidential cycle and a market that has slowed its advance somewhat in the third year of this bull market. That said, we believe that most investors are best served by attention to proper asset allocation and an investment strategy that concentrates on the long-term rather than focusing on the market's short-term movements. Of course, past performance is no guarantee of future results.

The beginning of the new year is an ideal time to assess your long-term financial strategy. An annual check-up with your financial representative can help ensure that you have positioned yourself to reach your long-term financial goals and provide for your legacy.

Kevin McClintock
President

The information provided is the opinion of MassMutual as of 1/1/2006 and is subject to change without notice. It is not to be construed as tax, legal or investment advice.

2

MML Small Cap Equity Fund – Portfolio Manager Report

What is the investment objective of the MML Small Cap Equity Fund?   This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

How did the Fund perform during the 12 months ended December 31, 2005?   The Fund's shares returned -0.21%, lagging the 4.55% return of the Russell 2000® Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

What was the investment background during the period?   After a negative start in the first quarter of 2005, U.S. equity markets rebounded somewhat in the second quarter and achieved modest gains, as encouraging economic data provided the foundation for the advance. These pluses were offset, however, by high energy prices and a slowdown in manufacturing. The Federal Reserve (Fed) also continued its tightening policy, raising the federal funds rate twice during the second quarter.

Domestic equity markets posted solid gains in the third quarter, despite a troubling mix of escalating oil prices, rising short-term interest rates and the devastating one-two punch of Hurricanes Katrina and Rita. Finally, after a precipitous decline in October, most stock markets in the U.S. rallied to post slight gains for the fourth quarter of 2005.

The year ended with nearly all economic indicators moving in a positive direction. A continuation of solid Gross Domestic Product (GDP) growth, coupled with a resumption in employment growth in the aftermath of the summer's hurricanes and an upsurge in consumer confidence, provided the underpinnings for a subdued year-end market rally. Furthermore, although the Fed raised the federal funds rate another 0.25% to 4.25% in December, the explanatory language included in the minutes of the Federal Open Market Committee meeting hinted at an end to interest rate hikes. This provided further support to stocks moving into 2006.

What factors contributed to the Fund's performance?   In the first quarter, portfolio stock selection was favorable on a relative basis in the technology, producer durables and financial services sectors – areas where holdings declined less than corresponding benchmark positions. Sectors that detracted from the Fund's results included health care, autos/transportation, and materials/processing. In addition, our transportation-related holdings were pressured by rising fuel costs. The areas of the portfolio that showed the most weakness in the second quarter were the materials and processing, health care, other energy and consumer discretionary sectors. A bright spot during the period was the technology sector, where stock selection was highly favorable.

In the third quarter, stock selection was weak relative to the Russell 2000 universe – and our choices in the materials and processing, technology, and consumer discretionary sectors proved particularly challenging. Adding value during the period were the portfolio's autos and transportation, producer durables and financial services holdings. In addition, our energy services and freight/shipping companies were quite strong.

Turning to the fourth quarter, stock selection detracted from overall results – particularly our investments in the consumer discretionary, health care and technology sectors. Select software and semiconductor names in the technology sector also pulled back. Contributing to the Fund's performance during the fourth quarter were materials and processing and transportation-related names, although our holdings in the financial service sectors also added value.

3

MML Small Cap Equity Fund – Portfolio Manager Report (Continued)

What is your outlook?  Our expectations for returns in the U.S. financial markets remain modest for 2006. We continue to believe consumer spending levels are vulnerable, and any weakness could be exacerbated by falling home prices in certain areas of the country. Also, we expect corporate profit growth to further decelerate from 2005 levels, and may well fall to the 7% to 8% year-over-year level. While we are not anticipating an economic recession in 2006, we do anticipate economic growth slowing to 3%, down from 3.5% in 2005 and 4.2% in 2004.

MML Small Cap Equity Fund

Industry Table

(% of Net Assets) on 12/31/05

Banking, Savings & Loans	10.9%
Machinery & Components	9.4%
Short-Term Investments and Other Assets and Liabilities	9.1%
Electrical Equipment & Electronics	8.4%
Financial Services	8.2%
Commercial Services	6.5%
Energy	6.5%
Transportation	6.2%
Chemicals	5.6%
Medical Supplies	3.6%
Broadcasting, Publishing & Printing	3.5%
Insurance	3.2%
Apparel, Textiles & Shoes	2.5%
Restaurants	2.1%
Home Construction, Furnishings & Appliances	1.8%
Building Materials & Construction	1.6%
Metals & Mining	1.5%
Aerospace & Defense	1.4%
Heavy Machinery	1.4%
Industrial – Diversified	1.2%
Retail	1.2%
Household Products	1.1%
Prepackaged Software	1.1%
Air Transportation	0.9%
Pharmaceuticals	0.9%
Computer & Other Data Processing Service	0.2%
100.0%

MML Small Cap Equity Fund
Largest Stock Holdings (12/31/05)
Eaton Vance Corp.
Roper Industries, Inc.
Pacific Capital Bancorp
W-H Energy Services, Inc.
Carter's, Inc.
Landstar System, Inc.
First Republic Bank
Coherent, Inc.
Robinson (C.H.) Worldwide, Inc.
G&K Services, Inc. Cl. A

4

MML Small Cap Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Equity Fund and the Russell 2000 Index.

MML Series Investment Fund II

Total Return	One Year 1/1/05 - 12/31/05	Five Year Average Annual 1/1/01 - 12/31/05	Since Inception Average Annual 6/1/98 - 12/31/05
MML Small Cap Equity Fund	–0.21%	6.79%	3.84%
Russell 2000 Index	4.55%	8.22%	6.61%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges. Total return figures would be lower for the periods presented if they reflected these charges.

5

MML Small Cap Equity Fund – Portfolio of Investments

December 31, 2005

	Number of Shares	Market Value
EQUITIES — 90.9%
COMMON STOCK
Aerospace & Defense — 1.4%
HEICO Corp.(a)	50,600	$1,309,528
Air Transportation — 0.9%
SkyWest, Inc.	31,700	851,462
Apparel, Textiles & Shoes — 2.5%
Carter's, Inc.(b)	39,200	2,306,920
Banking, Savings & Loans — 10.9%
Alabama National Bancorp	15,700	1,016,732
Centennial Bank Holdings Inc.(a) (b)	48,400	598,708
First Republic Bank	55,650	2,059,607
First State Bancorp	22,200	532,578
Hanmi Financial Corp.	51,300	916,218
Pacific Capital Bancorp	69,554	2,474,731
UMB Financial Corp.	17,900	1,143,989
Webster Financial Corp.	29,680	1,391,992
		10,134,555
Broadcasting, Publishing & Printing — 3.5%
Emmis Communications Corp. Cl. A(a) (b)	53,400	1,063,194
Gray Television, Inc.	145,700	1,430,774
Lin TV Corp. Cl. A(b)	69,100	769,774
		3,263,742
Building Materials & Construction — 1.6%
Interline Brands, Inc.(b)	64,975	1,478,181
Chemicals — 5.6%
MacDermid, Inc.	46,500	1,297,350
Rockwood Holdings, Inc.(b)	44,400	876,012
Spartech Corp.	82,500	1,810,875
West Pharmaceutical Services, Inc.	50,100	1,254,003
		5,238,240
Commercial Services — 6.5%
ADVO, Inc.	45,300	1,276,554
FTI Consulting, Inc.(a) (b)	20,200	554,288
G&K Services, Inc. Cl. A	49,400	1,938,950
Valassis Communications, Inc.(b)	40,600	1,180,242
Wright Express Corp.(b)	50,700	1,115,400
		6,065,434

	Number of Shares	Market Value
Computer & Other Data Processing Service — 0.2%
IHS, Inc. Cl. A(b)	9,100	$186,732
Electrical Equipment & Electronics — 8.4%
Baldor Electric Co.	63,100	1,618,515
Cognex Corp.	48,900	1,471,401
Entegris, Inc.(b)	203,026	1,912,505
Micrel, Inc.(b)	98,400	1,141,440
Teleflex, Inc.	26,300	1,708,974
		7,852,835
Energy — 6.5%
Headwaters, Inc.(a) (b)	37,600	1,332,544
Rowan Companies, Inc.	28,600	1,019,304
Unit Corp.(b)	24,900	1,370,247
W-H Energy Services, Inc.(b)	70,600	2,335,448
		6,057,543
Financial Services — 8.2%
Chittenden Corp.	55,050	1,530,941
Eaton Vance Corp.	114,200	3,124,512
Fidelity Bankshares, Inc.	40,150	1,312,905
Jefferies Group, Inc.(a)	37,500	1,686,750
		7,655,108
Heavy Machinery — 1.4%
RBC Bearings, Inc.(b)	77,701	1,262,641
Home Construction, Furnishings & Appliances — 1.8%
Fossil, Inc.(a) (b)	78,750	1,693,913
Household Products — 1.1%
Trex Company, Inc.(a) (b)	36,700	1,029,435
Industrial – Diversified — 1.2%
Carlisle Companies, Inc.	15,500	1,071,825
Insurance — 3.2%
Harleysville Group, Inc.	11,500	304,750
HCC Insurance Holdings, Inc.	55,950	1,660,596
IPC Holdings Limited(a)	38,200	1,045,916
		3,011,262
Machinery & Components — 9.4%
Actuant Corp. Cl. A	25,900	1,445,220
Global Power Equipment Group, Inc.(b)	184,100	832,132
IDEX Corp.	45,500	1,870,505
Kaydon Corp.	49,900	1,603,786
Roper Industries, Inc.	74,700	2,951,397
		8,703,040

	Number of Shares	Market Value
Medical Supplies — 3.6%
Coherent, Inc.(b)	68,400	$2,030,112
II-VI, Inc.(b)	72,600	1,297,362
		3,327,474
Metals & Mining — 1.5%
Matthews International Corp. Cl. A	39,000	1,419,990
Pharmaceuticals — 0.9%
Charles River Laboratories International, Inc.(b)	19,800	838,926
Prepackaged Software — 1.1%
Dendrite International, Inc.(b)	72,200	1,040,402
Restaurants — 2.1%
RARE Hospitality International, Inc.(b)	35,800	1,087,962
The Steak n Shake Co.(b)	50,200	850,890
		1,938,852
Retail — 1.2%
Coldwater Creek, Inc.(b)	35,300	1,077,709
Transportation — 6.2%
Heartland Express, Inc.	72,815	1,477,416
Landstar System, Inc.	55,000	2,295,700
Robinson (C.H.) Worldwide, Inc.	53,400	1,977,402
		5,750,518
TOTAL EQUITIES (Cost $63,009,435)		84,566,267
	Principal Amount
SHORT-TERM INVESTMENTS — 19.7%
Cash Equivalents — 10.6%(d)
Abbey National PLC Eurodollar Time Deposit 4.290% 01/11/2006	$209,167	209,167
American Beacon Money Market Fund(c)	89,937	89,937
Bank of America 4.230% 01/20/2006	219,614	219,614
Bank of America 4.270% 01/17/2006	160,936	160,936
Bank of Montreal Eurodollar Time Deposit 4.300% 01/19/2006	418,313	418,313

(Continued)

The accompanying notes are an integral part of the financial statements.

6

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Bank of Nova Scotia Eurodollar Time Deposit 4.250% 01/27/2006	$209,156	$209,156
Barclays 4.313% 01/17/2006	214,754	214,754
Barclays Eurodollar Time Deposit 4.300% 01/31/2006	209,156	209,156
Barclays Eurodollar Time Deposit 4.410% 02/27/2006	104,578	104,578
BGI Institutional Money Market Fund(c)	334,650	334,650
Branch Banker & Trust Eurodollar Time Deposit 4.260% 01/11/2006	104,578	104,578
Calyon Eurodollar Time Deposit 4.335% 02/06/2006	209,156	209,156
Dexia Group Eurodollar Time Deposit 4.230% 01/20/2006	209,156	209,156
Dexia Group Eurodollar Time Deposit 4.265% 01/27/2006	209,156	209,156
Federal Home Loan Bank Discount Note 4.186% 01/25/2006	124,937	124,937
First Tennessee National Corp. Eurodollar Time Deposit 4.290% 01/13/2006	418,313	418,313
Fortis Bank Eurodollar Time Deposit 4.280% 01/12/2006	209,156	209,156
Fortis Bank Eurodollar Time Deposit 4.300% 01/04/2006	209,156	209,156
Fortis Bank Eurodollar Time Deposit
4.350% 01/03/2006	209,156	209,156
Freddie Mac Discount Note 4.234% 01/30/2006	167,962	167,962
General Electric Capital Corp. 4.274% 01/23/2006	415,943	415,943
Goldman Sachs Financial Square Prime Obligations Money Market Fund(c)	153,464	153,464
Merrimac Cash Fund, Premium Class(c)	33,465	33,465
Morgan Stanley Dean Witter & Co. 4.330% 01/13/2006	418,313	418,313

	Principal Amount	Market Value
National Australia Bank Eurodollar Time Deposit 4.156% 01/03/2006	$681,767	$681,767
Rabobank Nederland Eurodollar Time Deposit 4.150% 01/03/2006	271,903	271,903
Rabobank Nederland Eurodollar Time Deposit 4.210% 01/19/2006	334,650	334,650
Royal Bank of Canada Eurodollar Time Deposit 4.220% 01/20/2006	104,578	104,578
Royal Bank of Canada Eurodollar Time Deposit 4.250% 01/24/2006	209,156	209,156
Royal Bank of Scotland Eurodollar Time Deposit 4.250% 01/23/2006	209,156	209,156
Royal Bank of Scotland Eurodollar Time Deposit 4.300% 01/31/2006	313,735	313,735
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.230% 01/03/2006	104,578	104,578
Skandinaviska Enskilda Banken AB Eurodollar Time Deposit 4.300% 01/17/2006	292,819	292,819
Societe Generale Eurodollar Time Deposit 4.280% 01/30/2006	209,156	209,156
Societe Generale Eurodollar Time Deposit 4.280% 01/31/2006	209,156	209,156
Svenska Handlesbanken Eurodollar Time Deposit 4.100% 01/03/2006	238,693	238,693
The Bank of the West Eurodollar Time Deposit 4.290% 01/25/2006	334,650	334,650
Toronto Dominion Bank Eurodollar Time Deposit 4.300% 01/23/2006	209,156	209,156
UBS AG Eurodollar Time Deposit 4.255% 01/18/2006	104,578	104,578
UBS AG Eurodollar Time Deposit 4.260% 01/10/2006	209,156	209,156
Wells Fargo Eurodollar Time Deposit 4.270% 01/03/2006	175,691	175,691

	Principal Amount	Market Value
Wells Fargo Eurodollar Time Deposit 4.300% 01/18/2006	$418,313	$418,313
		9,893,063
Repurchase Agreement — 9.1%
Investors Bank & Trust Company Repurchase Agreement, dated 12/30/05, 3.02%, due 01/03/2006(e)	8,441,037	8,441,037
TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		18,334,100
TOTAL INVESTMENTS — 110.6% (Cost $81,343,535)(f)		102,900,367
Other Assets/ (Liabilities) — (10.6%)		(9,842,153)
NET ASSETS — 100.0%		$93,058,214

Notes to Portfolio of Investments

(a)  Denotes all or a portion of security on loan. (Note 2).

(b)  Non-income producing security.

(c)  Amount represents shares owned of the fund.

(d)  Represents investments of security lending collateral. (Note 2).

(e)  Maturity value of $8,443,870. Collaterized by U.S. Government Agency obligations with a rate of 5.025%, maturity date of 08/01/2034, and an aggregate market value, including accrued interest, of $8,863,089.

(f)  See Note 6 for aggregate cost for Federal tax purposes.

The accompanying notes are an integral part of the financial statements.

7

MML Small Cap Equity Fund – Financial Statements

Statement of Assets and Liabilities

December 31, 2005
Assets:
Investments, at value (cost $63,009,435) (Note 2)	$84,566,267
Short-term investments, at amortized cost (Note 2)	18,334,100
Total Investments (including securities on loan with market values of $9,454,053)	102,900,367
Cash	211,869
Receivables from:
Fund shares sold	22,807
Interest and dividends	57,223
Total assets	103,192,266
Liabilities:
Payables for:
Investments purchased	80,073
Fund shares repurchased	68,107
Securities on loan (Note 2)	9,893,063
Affiliated trustees' fees and expenses (Note 3)	9,216
Affiliates (Note 3):
Investment management fees	52,448
Accrued expense and other liabilities	31,145
Total liabilities	10,134,052
Net assets	$93,058,214
Net assets consist of:
Paid-in capital	$71,287,044
Distributions in excess of net investment income	(8,617)
Accumulated net realized gain on investments	222,955
Net unrealized appreciation on investments	21,556,832
$93,058,214
Shares outstanding:	7,722,259
Net asset value, offering price and redemption price per share:	$12.05

The accompanying notes are an integral part of the financial statements.

8

MML Small Cap Equity Fund – Financial Statements (Continued)

Statement of Operations

Year ended December 31, 2005
Investment income (Note 2):
Dividends	$761,561
Interest	138,465
Securities lending income	11,530
Total investment income	911,556
Expenses (Note 2):
Investment management fees (Note 3)	614,760
Shareholder reporting fees	2,896
Trustee reporting	2,843
Trustees' fees (Note 3)	8,960
Custody fees	14,518
Audit and legal fees	29,048
Proxy fees	875
Total expenses	673,900
Net investment income	237,656
Realized and unrealized gain (loss):
Net realized gain on investment transactions	4,787,077
Net change in unrealized appreciation (depreciation) on investments	(5,441,010)
Net realized and unrealized loss	(653,933)
Net decrease in net assets resulting from operations	$(416,277)

The accompanying notes are an integral part of the financial statements.

9

MML Small Cap Equity Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Year ended December 31, 2005	Year ended December 31, 2004
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$237,656	$154,175
Net realized gain on investment transactions	4,787,077	2,541,228
Net change in unrealized appreciation (depreciation) on investments	(5,441,010)	11,469,589
Net increase (decrease) in net assets resulting from operations	(416,277)	14,164,992
Distributions to shareholders (Note 2):
From net investment income	(241,415)	(159,391)
From net realized gains	(4,492,257)	(1,804,441)
Net fund share transactions (Note 5)	(2,706,434)	2,809,366
Total increase (decrease) in net assets	(7,856,383)	15,010,526
Net assets:
Beginning of year	100,914,597	85,904,071
End of year (including distributions in excess of net investment income of $8,617 and $7,904, respectively)	$93,058,214	$100,914,597

The accompanying notes are an integral part of the financial statements.

10

MML Small Cap Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03		Year ended 12/31/02		Year ended 12/31/01
Net asset value, beginning of year	$12.71	$11.14	$8.50		$9.67		$9.40
Income (loss) from investment operations:
Net investment income	0.03 *	0.02	0.02		0.02		0.05
Net realized and unrealized gain (loss) on investments	(0.05)	1.80	2.64		(1.17)		0.27
Total income (loss) from investment operations	(0.02)	1.82	2.66		(1.15)		0.32
Less distributions to shareholders:
From net investment income	(0.03)	(0.02)	(0.02)		(0.02)		(0.05)
From net realized gains	(0.61)	(0.23)	-		-		-
Total distributions	(0.64)	(0.25)	(0.02)		(0.02)		(0.05)
Net asset value, end of year	$12.05	$12.71	$11.14		$8.50		$9.67
Total Return(a)	(0.21)%	16.36%	31.29%		(11.84)%		3.36%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$93,058	$100,915	$85,904		$61,508		$57,096
Ratio of expenses to average daily net assets:
Before expense waiver	0.71%	0.71%	0.73%		0.77%		0.69%
After expense waiver#	N/A	N/A	0.73	% (b)	0.76	% (b)	N/A
Net investment income to average daily net assets	0.25%	0.17%	0.20%		0.25%		0.59%
Portfolio turnover rate	27%	39%	43%		44%		97%

*  Per share amount calculated on average share method.

#  Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund, for the year ended December 31, 2002.

(a)  Total Return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(b)  The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

The accompanying notes are an integral part of the financial statements.

11

Notes to Financial Statements

1.  The Fund
   MML Series Investment Fund II ("MML II Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 28, 2005, as amended. The MML Small Cap Equity Fund ("Small Cap Equity Fund") is a series of the Trust (referred to as the "Fund").

The MML II Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML II Trust are not offered to the general public.

After the close of business on April 29, 2005, MML Small Cap Equity Fund, a fund of MML Series Investment Fund II ("New Fund"), acquired all of the assets and liabilities of the MML Small Cap Equity Fund, a fund of MML Series Investment Fund ("Fund"), pursuant to an agreement and plan of reorganization that was approved by the Fund's shareholders on April 18, 2005. The acquisition was accomplished by a tax-free transfer of all of the assets of the Fund to the New Fund in exchange for shares of the New Fund and the assumption by the New Fund of all of the liabilities of the Fund.

2.  Significant Accounting Policies
   The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
   Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including futures, options, swaps and debt securities for which the prices supplied by a pricing agent are deemed by the Trustees not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. Securities are typically valued on the basis of valuations furnished by a primary pricing service or, if no such valuation is available, from a secondary pricing service. However, valuation methods approved by the Trustees which are intended to reflect fair value may be used when pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the Fund's value for a security is likely to be different from the last quoted market price or pricing service information. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing

12

Notes to Financial Statements (Continued)

the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

Securities Lending
   The Fund may lend its securities to qualified brokers; however, securities lending cannot exceed 33% of the total assets of the Fund taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At December 31, 2005, the Fund loaned securities with a market value of $9,454,053, collateralized by cash, which was invested in short-term instruments in the amount of $9,893,063.

The amount of securities on loan may not correspond with the securities on loan identified on the Portfolio of Investments because securities with pending sales are in process of recall from the brokers. At December 31, 2005, the Fund had no securities on loan with pending sales.

The Trust receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended December 31, 2005, the Trust earned securities lending agent fees in the following amounts:

Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
$387,500	$(375,970)	$11,530

Repurchase Agreements
   The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

Accounting for Investments
   Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax
   It is the Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Fund will not be subject to federal income taxes on its ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to its shareholders. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders
   Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward

13

Notes to Financial Statements (Continued)

contracts, passive foreign investment companies and the deferral of wash sale losses. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Fund may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Fund.

During the year ended December 31, 2005, the following amounts were reclassified due to differences between book and tax accounting.

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income
Small Cap Equity Fund	$-	$(3,046)	$3,046

Foreign Currency Translation
   The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Fund and the amount actually received.

  Forward Foreign Currency Contracts
   The Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At December 31, 2005, the Fund had no open forward foreign currency contracts.

14

Notes to Financial Statements (Continued)

Delayed Delivery Transactions,
When Issued Securities, and Forward Commitments  The Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Fund uses forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. The Fund records on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a forward commitment contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. The Fund monitors exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

At December 31, 2005, the Fund had no open forward commitments, delayed delivery contracts or when issued securities.

Financial Futures Contracts  The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

At December 31, 2005, the Fund had no open futures contracts.

Foreign Securities
   The Fund may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

15

Notes to Financial Statements (Continued)

3.  Management Fees and Other Transactions

Investment Management Fees  Under an agreement between the Trust and MassMutual on behalf of the Fund, MassMutual is responsible for providing investment management services for the Fund. In return for this service, MassMutual receives an advisory fee quarterly from the Fund at an annual rate of 0.65% of the first $100,000,000, 0.60% of the next $100,000,000, 0.55% of the next $300,000,000 and 0.50% of any excess over $500,000,000 of the average daily net asset value of the Fund.

MassMutual has entered into an investment sub-advisory agreement with Babson Capital Management LLC ("Babson Capital"), pursuant to which Babson Capital serves as the Fund's sub-adviser providing day-to-day management of the Fund's investments. Babson Capital is a wholly-owned subsidiary of MassMutual Holding LLC, which is a controlled subsidiary of MassMutual. Babson Capital receives a sub-advisory fee from MassMutual equal to an annual rate of 0.25% of the average daily net assets under management of the Fund.

Expense Waivers  MassMutual has agreed, at least through April 30, 2006, to bear the expenses of the Fund to the extent that the aggregate expenses (excluding the Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.11% of the average daily net assets of the Fund for such a year.

Brokerage Commissions  The Fund has entered into agreements with certain brokers whereby the brokers will rebate, in cash, a portion of brokerage commissions. Effective January 1, 2005, amounts earned by the Fund under such agreements are included with realized gain or loss on investment transactions presented in the statement of operations. Prior to January 1, 2005, amounts earned by the Fund under such agreements were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. For the year ended December 31, 2005, the Fund did not recapture any brokerage commissions under these agreements.

Other  Certain officers and trustees of the Fund are also officers of MassMutual. The compensation of each trustee who is not an officer of MassMutual is borne by the Fund.

4.  Purchases and Sales of Investments
   Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2005, were as follows:

	Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases	$-	$23,696,438
Sales	$-	$34,634,719

5.  Capital Share Transactions
   The Fund is authorized to issue an unlimited number of shares, with no par value. Changes in shares outstanding for the Fund are as follows:

	Year ended December 31, 2005		Year ended December 31, 2004
	Shares	Amount	Shares	Amount
Small Cap Equity Fund
Sold	728,167	$8,988,851	1,158,338	$13,270,784
Issued as reinvestment of dividends	388,758	4,733,672	154,079	1,963,832
Redeemed	(1,332,322)	(16,428,957)	(1,084,794)	(12,425,250)
Net increase (decrease)	(215,397)	$(2,706,434)	227,623	$2,809,366

16

Notes to Financial Statements (Continued)

6.  Federal Income Tax Information
   At December 31, 2005, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund, as computed on a Federal income tax basis, were as follows:
Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation
$81,472,811	$24,898,848	$(3,471,292)	$21,427,556

Certain differences exist from the amounts reflected in the Statement of Changes in Net Assets primarily due to the character of short-term capital gains treated as ordinary income for tax purposes. The tax character of distributions paid during the year ended December 31, 2005 was as follows:

Ordinary Income	Long Term Capital Gain	Short Term Capital Gain	Return of Capital
$237,066	$3,874,836	$621,770	$-

The tax character of distributions paid during the year ended December 31, 2004 was as follows:

Ordinary Income	Long Term Capital Gain	Return of Capital
$516,795	$1,447,037	$-

At December 31, 2005, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain/ (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation*
Small Cap Equity Fund $	-	$352,231	$(8,617)	$21,427,556

*   Includes unrealized appreciation (depreciation) on investments, derivatives and foreign currency denominated assets and liabilities if any.

  Pursuant to Section 852 of the Internal Revenue Code the Fund had $3,874,836 of designated capital gain dividends for the year ended December 31, 2005.

7.  Proxy Voting (Unaudited)
   A description of the policies and procedures that the Fund's investment adviser and sub-adviser use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

8.  Quarterly Reporting (Unaudited)
   The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

17

Notes to Financial Statements (Continued)

9.   Special Meeting of Shareholders (Unaudited)   A Special Meeting of Shareholders of Small Cap Equity Fund (the "Fund"), a series of MML Series Investment Fund (the "Trust") was held on April 18, 2005. Notice of the meeting, and a Proxy Statement, were distributed on or about March 17, 2005 to shareholders of record as of February 18, 2005. The results of the vote on the matters submitted to shareholders at the Special Meeting are as follows:

Proposal 1: To approve the reorganization of the Fund from a separate series of the Trust, a Massachusetts business trust, into a separate, corresponding series of MML Series Investment Fund II, a newly organized Massachusetts business trust, pursuant to an Agreement and Plan of Reorganization of the Fund.

Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
3,392,205.483	2,920,718.138	86.101	184,388.022	5.435	287,099.323	8.464

Proposal 2A: To approve an amendment to the Fund's fundamental investment restrictions with respect to diversification of investments.

Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
3,392,205.483	2,983,895.147	87.963	172,785.567	5.094	235,524.769	6.943

Proposal 2C: To approve an amendment to the Fund's fundamental investment restriction with respect to investment in commodities and commodity contracts.

Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
3,392,205.483	2,807,903.398	82.775	298,737.648	8.807	285,564.437	8.418

Proposal 2E: To approve an amendment to the Fund's fundamental investment restriction with respect to investments in real estate.

Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
3,392,205.483	2,981,616.189	87.896	177,829.602	5.242	232,759.692	6.862

Proposal 2F: To approve an amendment to the Fund's fundamental investment restriction with respect to participation in the underwriting of securities.

Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
3,392,205.483	2,834,626.258	83.563	271,495.956	8.003	286,083.269	8.434

18

Notes to Financial Statements (Continued)

Proposal 2H: To approve an amendment to the Fund's fundamental investment restriction with respect to making loans.

Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
3,392,205.483	2,680,212.113	79.011	441,434.516	13.013	270,558.854	7.976

Proposal 2I: To approve an amendment to the Fund's fundamental investment restrictions with respect to borrowing money and issuing senior securities.

Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
3,392,205.483	2,710,816.238	79.913	386,776.200	11.402	294,613.045	8.685

Proposal 2J: To approve the elimination of the Fund's fundamental investment restriction with respect to pledging, mortgaging or hypothecating fund assets.

Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
3,392,205.483	2,683,130.189	79.097	417,256.647	12.300	291,818.647	8.603

Proposal 2M: To approve the elimination of the Fund's fundamental investment restriction with respect to short sales.

Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
3,392,205.483	2,698,206.481	79.541	402,831.631	11.876	291,167.371	8.583

Proposal 2N: To approve the elimination of the Fund's fundamental investment restriction with respect to investing in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs.

Shares	Shares For	% of Out- Standing Shares	Against	% of Out- Standing Shares	Abstain	% of Out- Standing Shares
3,392,205.483	2,921,883.044	86.135	227,484.055	6.706	242,838.384	7.159

10.  Subsequent Event
(Unaudited)  It is expected that the Board of Trustees will approve in the future, with respect to the Small Cap Equity Fund, a change in the Sub-Adviser from Babson Capital to OppenheimerFunds, Inc. ("OFI"). This change will take place when the current Babson Capital portfolio managers of this Fund become employees of OFI, which is expected to occur on or about March 31, 2006. This change is not expected to result in any changes to the investment strategy, investment process or risks for this Fund.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of MML Series Investment Fund II

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MML Series Investment Fund II ("MML II Trust"), comprised of the Small Cap Equity Fund (the "Fund"), as of December 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the MML II Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The MML II Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the MML II Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 22, 2006

20

Trustees and Officers (Unaudited)

The following table lists the Trust's trustees and officers as of December 31, 2005; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing.

Disinterested Trustees	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	Nabil N. El-Hage Age: 47	Chairman and Trustee of the Trust	Since 2005	Professor of Management Practice (since 2005), Senior Lecturer, Finance (2003-2005), Harvard Business School.	30	Chairman (since 1995) and CEO (1995-2003), Jeepers! Inc. (indoor amusement centers); Trustee (since 2003) MassMutual Premier Funds (open-end investment company).

	Ronald J. Abdow Age: 74	Trustee of the Trust	Since 2005	Chairman, Abdow Corporation (operator of restaurants).	30	Trustee, Abdow G&R Trust and Abdow G&R Co. (owners and operators of restaurant properties); Partner, Abdow Partnership, Abdow Auburn Associates and Abdow Hazard Associates (owners and operators of restaurant properties); Chairman, Western Mass Development Corp.; Chairman, American International College; Trustee (since 2002), Board IV Oppenheimer Funds (investment company); Trustee (since 2004) MassMutual Premier Funds (open-end investment company).

	Maria D. Furman Age: 51	Trustee of the Trust	Since 2005	Managing Director, Director and Portfolio Manager (1976-2002), Standish, Ayer and Wood (investment management).	30	Trustee (since 2004) MassMutual Premier Funds (open-end investment company).

21

Trustees and Officers (Unaudited) (Continued)

	Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
	C. Ann Merrifield Age: 54	Trustee of the Trust	Since 2005	President, Biosurgery (since 2003), Executive Vice President, Biosurgery (2001-2003), President, Genetics (1997-2001), Genzyme Corporation.	30	Director (since 1997), Playtex Products, Inc.; Trustee (since 2004) MassMutual Premier Funds (open-end investment company).

	Corine T. Norgaard Age: 68	Trustee of the Trust	Since 2005	President (since 2004), Thompson Enterprises (real estate investment); Dean (1996-2004), Barney School of Business at the University of Hartford.	32	Director (since 1992), ING Variable Funds (formerly Aetna Variable Fund); Director (since 1993), ING Series Fund, Inc. (formerly Aetna Series Fund); Director (since 1997) Frontier Trust Company, FSB (formerly, Advest Bank & Trust Co. and Advest Trust Co.); Trustee (since 1997), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Trustee (since 2004) MassMutual Premier Funds (open-end investment company).

Interested Trustees	Kevin M. McClintock Age: 44	Vice Chairman, Trustee, and President of the Trust	Trustee since 2005 President since 2005	Managing Director and Member of the Board of Managers (since 1999), Babson Capital Management LLC; Managing Director (1999-2004), S.I. International Assets (formerly known as Babson-Stewart Ivory International).	30	Trustee (since 1999) MassMutual Premier Funds (open-end investment company).

22

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees	Name, Address*, and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
	Kristin Bushard Age: 39	Vice President of the Trust	Since 2005	Assistant Vice President (since 2005), Managing Director (2003-2005), MassMutual; Assistant Vice President (2000-2003), Allmerica Asset Management.	61

	Frederick C. Castellani Age: 59	Vice President of the Trust	Since 2005	Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual.	47

	Michael A. Chong Age: 48	Vice President and Chief Compliance Officer of the Trust	Since 2005	Vice President, Compliance (since 2004), Vice President and Associate General Counsel (1999-2004), MassMutual.	61

	James S. Collins Age: 47	Chief Financial Officer and Treasurer of Trust	Since 2005	Vice President (since 1999), MassMutual.	61

	David W. O'Leary Age: 45	Vice President of the Trust	Since 2001	Senior Vice President (since 2001), MassMutual; Senior Vice President (1999-2001), Vice President (1996-1999), Aetna Financial Services.	14

	Ian W. Sheridan Age: 40	Vice President of the Trust	Since 2005	Vice President (since 2003), MassMutual; Vice President of Marketing and Business Development (1999-2003), Automatic Data Processing (ADP).	61

*  The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**  Each Trustee of the Trust serves for an indefinite term, until his or her successor is elected.

Federal Tax Information (Unaudited)

For corporate shareholders, 100% of the ordinary dividends paid during the Fund's year ended December 31, 2005 qualified for the dividends received deduction.

23

Other Information (Unaudited)

Fund Expenses December 31, 2005

Expense Examples  The following information is in regards to expenses for the six month period ended December 31, 2005:

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested for the six month period ended December 31, 2005.

Actual Expenses  The first line of each table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical
Example for
Comparison
Purposes  The second line of each table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

The Fund incurs ongoing operating expenses during the normal course of business, such as management fees and other expenses. The following table, assuming a $1,000 investment in a class of shares, disclose the ending account value and operating expenses incurred for the six months ended December 31, 2005, based on, (1) the Fund's actual return and actual expenses, and (2) a hypothetical annualized 5% return and the Fund's actual expenses:

Small Cap Equity Fund
		Beginning Value	Ending Value	Operating Expense Incurred*
1	) Actual	$1,000.00	$1,038.50	$3.70
2) Hypothetical		1,000.00	1,021.63	3.67

*  Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2005 of 0.72%, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

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© 2006 Massachusetts Mutual Life Insurance Company. All rights reserved.

MassMutual Financial Group is a marketing designation (or fleet name) for
Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliates.

L4540_IIb   306

Item 2.  Code of Ethics.

As of December 31, 2005, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2005,      there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3.  Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Nabil N. El-Hage, a member of the Audit Committee, is audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. El-Hage is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.  Principal Accountant Fees and Services.

Aggregate fees stated below do not include amounts paid to Deloitte & Touche on behalf of the MML Money Market Fund, the MML Inflation-Protected Bond Fund, the MML Managed Bond Fund, the MML Blend Fund, the MML Equity Fund, the MML Enhanced Index Core Equity Fund, the MML Small Cap Equity Fund and the MML Small Company Opportunities Fund prior to the close of business on April 29, 2005 when the reorganization of the Funds into the MML Series Investment Fund II was completed. These amounts are reflected in the December 31, 2005 Form N-CSR for the MML Series Investment Fund.

(a)          AUDIT FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2005.

(b)         AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2005.

(c)          TAX FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2005 were $12,400.

(d)         ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2005.

(e)          (1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2005 were pre-approved by the committee.

(2) Not applicable.

(f)   Not applicable.

(g)  The aggregate non-audit fees billed by Deloitte and Touche LLP for services rendered to the Registrant, and the Registrant’s adviser, for the fiscal years 2005 and 2004 were $339,252 and $407,271, respectively.

(h)  Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter  that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund II

By (Signature and Title)	/s/ Kevin M. McClintock
Kevin M. McClintock, President and Principal Executive Officer

Date	3/3/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Kevin M. McClintock
Kevin M. McClintock, President and Principal Executive Officer

Date	3/3/06

By (Signature and Title)	/s/ James S. Collins
James S. Collins, Treasurer and Principal Financial Officer

Date	3/3/06